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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated August 23, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-9








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

                              TABLE OF CONTENTS

                                                                            Page
PRELIMINARY STATEMENT........................................................1

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMICs.......................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of Primary Insurance Policy; Claims..............
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Certificate Accounts and Upper-Tier Certificate
               Account.....................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Account, Certificate Accounts, and Upper-Tier
               Certificate Account.........................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............
Section 3.23  Maintenance of the Rounding Accounts; Collections
               Thereunder..................................................


                                  ARTICLE IV

                            SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                  ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                             REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................
Section 5.09  Principal Distributions on the Special Retail Certificates...
Section 5.10  Determination of LIBOR.......................................


                                  ARTICLE VI

                               THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                 ARTICLE VII

                        THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                 ARTICLE VIII

                                   DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                  ARTICLE IX

                                 THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                  ARTICLE X

                                 TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................



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EXHIBITS

Exhibit A-1-A-1   -     Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2   -     Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3   -     Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4   -     Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5   -     Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6   -     Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7   -     Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8   -     Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9   -     Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10  -     Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11  -     Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12  -     Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13  -     Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14  -     Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15  -     Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16  -     Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-17  -     Form of Face of Class 1-A-17 Certificate
Exhibit A-1-A-18  -     Form of Face of Class 1-A-18 Certificate
Exhibit A-1-A-19  -     Form of Face of Class 1-A-19 Certificate
Exhibit A-1-A-20  -     Form of Face of Class 1-A-20 Certificate
Exhibit A-1-A-21  -     Form of Face of Class 1-A-21 Certificate
Exhibit A-1-A-22  -     Form of Face of Class 1-A-22 Certificate
Exhibit A-1-A-23  -     Form of Face of Class 1-A-23 Certificate
Exhibit A-1-A-24  -     Form of Face of Class 1-A-24 Certificate
Exhibit A-1-A-25  -     Form of Face of Class 1-A-25 Certificate
Exhibit A-1-A-26  -     Form of Face of Class 1-A-26 Certificate
Exhibit A-1-A-27  -     Form of Face of Class 1-A-27 Certificate
Exhibit A-1-A-28  -     Form of Face of Class 1-A-28 Certificate
Exhibit A-1-A-29  -     Form of Face of Class 1-A-29 Certificate
Exhibit A-1-A-R   -     Form of Face of Class 1-A-R Certificate
Exhibit A-1-A-LR  -     Form of Face of Class 1-A-LR Certificate
Exhibit A-2-A-1   -     Form of Face of Class 2-A-1 Certificate
Exhibit A-A-PO    -     Form of Face of Class A-PO Certificate
Exhibit B-1-B-1   -     Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2   -     Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3   -     Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4   -     Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5   -     Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6   -     Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1   -     Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2   -     Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3   -     Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4   -     Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5   -     Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6   -     Form of Face of Class 2-B-6 Certificate
Exhibit C      Form of Reverse of all Certificates......................
Exhibit D-1    Mortgage Loan Schedule (Loan Group 1)....................
Exhibit D-2    Mortgage Loan Schedule (Loan Group 2)....................
Exhibit E      Request for Release of Documents.........................
Exhibit F      Form of Certification of Establishment of Account........
Exhibit G-1    Form of Transferor's Certificate.........................
Exhibit G-2A   Form 1 of Transferee's Certificate.......................
Exhibit G-2B   Form 2 of Transferee's Certificate.......................
Exhibit H      Form of Transferee Representation Letter
               for ERISA Restricted Certificates........................
Exhibit I      Form of Affidavit Regarding Transfer of Residual
               Certificates.............................................
Exhibit J      Contents of Servicing File...............................
Exhibit K      Form of Special Servicing Agreement......................
Exhibit L      List of Recordation States...............................
Exhibit M      PAC Group Schedule and TAC Group Schedule................


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                       POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated August 23, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                            PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class 1-A-26, Class 1-A-R, Class 1-A-LR and Class A-PO Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class 1-A-26A Component, Class 1-A-26B Component, Class 1-A-PO Component and Class 2-A-PO Component (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class 1-A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

               Initial Class                                   Integral
               Certificate Balance    Pass-                    Multiples
               or Notional            Through   Minimum        in Excess
Classes        Amount                 Rate      Denomination   of Minimum
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Class 1-A-1         $75,502,000.00    6.750%    $1,000         $1
Class 1-A-2         $26,500,000.00    6.500%    $1,000         $1
Class 1-A-3         $35,000,000.00    6.750%    $1,000         $1
Class 1-A-4         $45,000,000.00    6.250%    $1,000         $1
Class 1-A-5         $18,240,000.00    6.750%    $1,000         $1
Class 1-A-6         $11,755,000.00    6.750%    $1,000         $1
Class 1-A-7        $112,212,000.00    (1)       $1,000         $1
Class 1-A-8         $29,092,000.00    (2)       $1,000         $1
Class 1-A-9            $567,556.00    6.750%    $1,000         $1
Class 1-A-10         $5,000,000.00    6.750%    $1,000         $1,000
Class 1-A-11        $16,766,000.00    6.750%    $1,000         $1,000
Class 1-A-12        $97,295,000.00    5.125%    $1,000         $1
Class 1-A-13        $39,452,000.00    6.350%    $1,000         $1
Class 1-A-14        $27,108,000.00    6.750%    $1,000         $1
Class 1-A-15           $400,000.00    6.750%    $1,000         $1
Class 1-A-16           $400,000.00    6.750%    $1,000         $1
Class 1-A-17           $400,000.00    6.750%    $1,000         $1
Class 1-A-18           $400,000.00    6.750%    $1,000         $1
Class 1-A-19           $400,000.00    6.750%    $1,000         $1
Class 1-A-20           $400,000.00    6.750%    $1,000         $1
Class 1-A-21         $2,600,000.00    6.750%    $1,000         $1
Class 1-A-22        $15,661,000.00    6.750%    $1,000         $1
Class 1-A-23        $10,000,000.00    6.750%    $1,000         $1
Class 1-A-24        $12,944,444.00    (3)       $1,000         $1
Class 1-A-25        $12,944,444.00    (4)       $1,000         $1
Class 1-A-26                 (5)      (5)       $1,000         $1
Class 1-A-27        $40,000,000.00    6.750%    $1,000         $1
Class 1-A-28        $27,500,000.00    6.750%    $1,000         $1
Class 1-A-29           $500,000.00    6.750%    $1,000         $1
Class 1-A-R                 $50.00    6.750%    $50            N/A
Class 1-A-LR                $50.00    6.750%    $50            N/A
Class 2-A-1        $123,211,000.00    6.500%    $1,000         $1
Class 1-B-1         $11,818,000.00    6.750%    $25,000        $1
Class 1-B-2          $4,052,000.00    6.750%    $25,000        $1
Class 1-B-3          $2,702,000.00    6.750%    $25,000        $1
Class 1-B-4          $1,689,000.00    6.750%    $25,000        $1
Class 1-B-5          $1,013,000.00    6.750%    $25,000        $1
Class 1-B-6          $1,351,050.22    6.750%    $25,000        $1
Class 2-B-1          $1,005,000.00    6.500%    $25,000        $1
Class 2-B-2            $377,000.00    6.500%    $25,000        $1
Class 2-B-3            $252,000.00    6.500%    $25,000        $1
Class 2-B-4            $126,000.00    6.500%    $25,000        $1
Class 2-B-5            $126,000.00    6.500%    $25,000        $1
Class 2-B-6            $126,284.16    6.500%    $25,000        $1
Class A-PO                   (6)      (6)       $25,000        $1
=========================================================================
                Initial Component                              Integral
                Balance or            Pass-                    Multiples
                Component             Through   Minimum        in Excess
Components      Notional Amount       Rate      Denomination   of Minimum
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Class 1-A-PO          $1,578,444.63    (7)      N/A            N/A
Class 2-A-PO            $338,723.37    (7)      N/A            N/A
Class 1-A-26A        $23,422,870.00   6.75%     N/A            N/A
Class 1-A-26B         $2,337,896.00   6.75%     N/A            N/A

(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-7 Certificates at a rate of 4.680% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-7 Certificates at a per annum rate equal to (i) 0.850% plus (ii) LIBOR, subject to a minimum rate of 0.850% and a maximum rate of 8.50%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-8 Certificates at a rate of 14.734% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-8 Certificates at a per annum rate equal to (i) 29.507143% minus (ii) the product of 3.857143 and LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 29.507143%.

(3) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-24 Certificates at a rate of 4.280% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-24 Certificates at a per annum rate equal to (i) 0.450% plus (ii) LIBOR, subject to a minimum rate of 0.450% and a maximum rate of 9.00%.

(4) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-25 Certificates at a rate of 4.720% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-25 Certificates at a per annum rate equal to (i) 8.550% minus (ii) LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 8.550%.

(5) The Class 1-A-26 Certificates will be deemed for purposes of the distribution of interest to consist of two Components (the "Class 1-A-26 Components") described in the table. The Components are not severable.

(6) The Class A-PO Certificates will be deemed for purposes of the distribution of principal to consist of two components (the "Class A-PO Components") described in the table. The Components are not severable.

(7) The Class 1-A-PO and Class 2-A-PO Components will be Principal Only Components and will not bear interest.


                                  ARTICLE I

                                 DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class 1-A-6 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 1-A-5 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1 and (b) for the Class 1-A-9 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class 1-A-7 and Class 1-A-8 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1.

            Accrual Certificates: The Class 1-A-6 and Class 1-A-9 Certificates.

            Accrual Distribution Amount: For any Distribution Date and any Class of Accrual Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other then the Class 1-A-26 Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount. For any Distribution Date and the Class 1-A-26 Certificates, the sum of the Accrued Component Interest for each Component.

            Accrued Component Interest: For any Distribution Date and each Class 1-A-26 Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date and Loan Group, the Initial Bankruptcy Loss Amount for such Loan Group less the aggregate amount of Bankruptcy Losses previously incurred on the Mortgage Loans in such Loan Group during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates of the Related Group.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-9 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-9." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20,
Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-R, Class 1-A-LR, Class 2-A-1 and Class A-PO Certificates.

            Class A-PO Component: Any of the Class 1-A-PO Component or Class 2-A-PO Component.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class A-PO Component prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Component of the Related Group on such Distribution Date or previously allocated to such Class A-PO Component and not yet paid with respect to such Class A-PO Component pursuant to Section 5.02(a)(iii).

            Class 1-A-6 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-6 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-9 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-9 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-25 Notional Amount: As to any Distribution Date and the Class 1-A-25 Certificates, the Class Certificate Balance of the Class 1-A-24 Certificates.

            Class 1-A-26 Notional Amount: As to any Distribution Date, the sum of the Class 1-A-26A Notional Amount and Class 1-A-26B Notional Amount.

            Class 1-A-26A Notional Amount: As to any Distribution Date and the Class 1-A-26A Component, 24.07407407% of the Class Certificate Balance of the Class 1-A-12 Certificates.

            Class 1-A-26B Notional Amount: As to any Distribution Date and the Class 1-A-26B Component, 5.92592593% of the Class Certificate Balance of the Class 1-A-13 Certificates.

            Class 1-A-28 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 1, the amount, if any, by which the Class Certificate Balance of the Class 1-A-28 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class 1-A-29 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 1, the lesser of (a) the Class Certificate Balance of the Class 1-A-29 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-29 Loss Allocation Amount and (b) the Class 1-A-28 Loss Amount with respect to such Distribution Date.

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-PO and Class 1-A-25 and Class 1-A-26 Certificates) and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of any Class of Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class 1-A-29 Certificates, any reduction allocated thereto pursuant to Section 5.03(e). The Class 1-A-25 and Class 1-A-26 Certificates are Interest-Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Class A-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-PO Components.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-26 Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 1-A-26 Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount thereof pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: August 23, 2001.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to the Class 1-A-PO Component and Class 2-A-PO Component, and any date of determination, the Initial Component Balance of such Component minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b). The Class 1-A-26A Component and Class 1-A-26B Component are interest-only Components and have no Component Balance.

            Component Interest Distribution Amount: For any Distribution Date and each Class 1-A-26 Component, the sum of (i) the Accrued Component Interest, subject to reduction pursuant to Section 5.02(c), and (ii) any Component Unpaid Interest Shortfall for such Component. The Class A-PO Components are principal-only Components and are not entitled to distributions of interest.

            Component Interest Shortfall: For any Distribution Date and each Component, the amount by which Accrued Component Interest for such Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Component on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            Component Notional Amount: As of any Distribution Date, any of the Class 1-A-26A Notional Amount and Class 1-A-26B Notional Amount.

            Component Unpaid Interest Shortfall: As to any Distribution Date and a Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Date exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Corresponding Upper-Tier Class, Classes Component or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes Component or Components, as follows:

Uncertificated Lower-Tier Interest    Corresponding Upper-Tier Class, Classes
                                      or Component or Components

Class 1-A-L1 Interest                 Class 1-A-1, Class 1-A-3, Class 1-A-5,
                                      Class 1-A-6, Class 1-A-9, Class 1-A-10,
                                      Class 1-A-11, Class 1-A-14, Class 1-A-15,
                                      Class 1-A-16, Class 1-A-17, Class 1-A-18,
                                      Class 1-A-19, Class 1-A-20, Class 1-A-21,
                                      Class 1-A-22, Class 1-A-23, Class 1-A-27,
                                      Class 1-A-28 and Class 1-A-29 Certificates

Class 1-A-L2 Interest                 Class 1-A-2 Certificates

Class 1-A-L4 Interest                 Class 1-A-4 Certificates

Class 1-A-L7 Interest                 Class 1-A-7 and Class 1-A-8 Certificates

Class 1-A-L12 Interest                Class 1-A-12 Certificates and Class
                                      1-A-26A Component

Class 1-A-L13 Interest                Class 1-A-13 Certificates and Class
                                      1-A-26B Component

Class 1-A-L24 Interest                Class 1-A-24 and Class 1-A-25 Certificates

Class A-LUR Interest                  Class 1-A-R Certificate

Class 1-A-LPO Interest                Class 1-A-PO Component

Class 2-A-L1 Interest                 Class 2-A-1Certificates

Class 2-A-LPO Interest                Class 2-A-PO Component

Class 1-B-L1 Interest                 Class 1-B-1 Certificates

Class 1-B-L2 Interest                 Class 1-B-2 Certificates

Class 1-B-L3 Interest                 Class 1-B-3 Certificates

Class 1-B-L4 Interest                 Class 1-B-4 Certificates

Class 1-B-L5 Interest                 Class 1-B-5 Certificates

Class 1-B-L6 Interest                 Class 1-B-6 Certificates

Class 2-B-L1 Interest                 Class 2-B-1 Certificates

Class 2-B-L2 Interest                 Class 2-B-2 Certificates

Class 2-B-L3 Interest                 Class 2-B-3 Certificates

Class 2-B-L4 Interest                 Class 2-B-4 Certificates

Class 2-B-L5 Interest                 Class 2-B-5 Certificates

Class 2-B-L6 Interest                 Class 2-B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date:  August 1, 2001.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $675,298,594.85 for Loan Group 1 and $125,562,007.66, for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan or Group 2 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in September 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificate.

            Escrow Account:  As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date and Loan Group, the amount of any (i) Fraud Losses on the Mortgage Loans in such Loan Group in excess of the Fraud Loss Amount for such Loan Group, (ii) Special Hazard Losses on the Mortgage Loans in such Loan Group in excess of the Special Hazard Loss Amount for such Loan Group or (iii) Bankruptcy Losses on the Mortgage Loans in such Loan Group in excess of the Bankruptcy Loss Amount for such Loan Group.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date and Loan Group occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group. Thereafter, the Fraud Loss Amount for such Loan Group shall be equal to the lesser of (i) the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates and the Class A-PO Component of the Related Group and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance for such Loan Group, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance for such Loan Group, and (c) after the fifth anniversary of the Cut-Off Date, zero.

            Group: Either of Group 1 or Group 2.

            Group 1: The Group 1-A Certificates, the Class 1-A-PO Component and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.750% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.750% per annum.

            Group 2: The Group 2-A Certificates, the Class 2-A-PO Component and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26,
Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-R and Class 1-A-LR Certificates.

            Group 2-A Certificates: Class 2-A-1 Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,000.00 for Loan Group 1 and $100,000.00 for Loan Group 2.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-25 and Class 1-A-26 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 1-A-25 and Class 1-A-26 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to the Class A-PO Components, the Component Balance set forth in the Preliminary Statement. The Class 1-A-26 Components are interest-only Components and have no Initial Component Balance.

            Initial Component Notional Amount: As to each Class 1-A-26 Component, the Component Notional Amount set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $13,505,971.90 for Loan Group 1 and $2,511,240.15 for Loan Group 2.

            Initial Notional Amount: For the Class 1-A-26 Certificates, the sum of the Initial Component Notional Amounts for the Class 1-A-26A and Class 1-A-26B Components.

            Initial Special Hazard Loss Amount: $6,752,985.95 for Loan Group 1 and $1,993,690.08 for Loan Group 2.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class 1-A-7, Class 1-A-8, Class 1-A-24, Class 1-A-25 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class 1-A-7, Class 1-A-8, Class 1-A-24 and Class 1-A-25 Certificates, the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class 1-A-26 Certificates), the sum of
(i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Class 1-A-26 Certificates, the sum of the Component Interest Distribution Amounts.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-25 and Class 1-A-26 Certificates are the sole Class of Interest-Only Certificates.

            Interest Settlement Rate: As defined in Section 5.10.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.10.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

            LIBOR Certificates: Any of the Class 1-A-7, Class 1-A-8, Class 1-A-24 and Class 1-A-25 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan Group: Either of Loan Group 1 or Loan Group 2.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2:  The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Accounts, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc, or any successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated August 23, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.750% for each Group 1 Discount Mortgage Loan and 6.500% for each Group 2 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to the (i) Class 1-A-25 Certificates and any date of determination, the Class 1-A-25 Notional Amount, (ii) Class 1-A-26 Certificates and any date of determination, the Class 1-A-26 Notional Amount, (iii) Class 1-A-26A Component and any date of determination, the Class 1-A-26A Notional Amount, (iv) Class 1-A-26B Component and any date of determination, the Class 1-A-26B Notional Amount.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                      Class 1-B-1              1.60%
                      Class 1-B-2              1.00%
                      Class 1-B-3              0.60%
                      Class 1-B-4              0.35%
                      Class 1-B-5              0.20%
                      Class 1-B-6              0.00%
                      Class 2-B-1              0.80%
                      Class 2-B-2              0.50%
                      Class 2-B-3              0.30%
                      Class 2-B-4              0.20%
                      Class 2-B-5              0.10%
                      Class 2-B-6              0.00%

            Original Subordinate Certificate Balance: $22,625,050.22 for Group 1 and $2,012,284.16 for Group 2.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class 1-A-12, Class 1-A-13 and Class 1-A-14 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the PAC Group, the amount, if any, that would reduce the balance of the PAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class 1-A-26 Certificates) and each Class 1-A-26 Component, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class 1-A-10 or Class 1-A-11 Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for a Class 1-A-25 and Class 1-A-26 Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class 1-A-10 and Class 1-A-11 Certificates, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

               (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

               (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-A-LR, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan or Group 2 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, for the Class 1-A-27, Class 1-A-28 and Class 1-A-29 Certificates, the lesser of (i) the sum of the Class Certificate Balances of the Class 1-A-27, Class 1-A-28 and Class 1-A-29 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 1.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the sum of the Class Certificate Balances of the Class 1-A-27, Class 1-A-28 and Class 1-A-29 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate: As defined in Section 5.10.

            Residual Certificates: The Class 1-A-R or Class 1-A-LR Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage for such Group of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:

                                             Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------
September 2006 through August 2007                   30%

September 2007 through August 2008                   35%

September 2008 through August 2009                   40%

September 2009 through August 2010                   45%

September 2010 and thereafter                        50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan in the Related Loan Group, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.750% for Group 1 and 6.500% for Group 2 and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate shall not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                                 Shift
            Distribution Date Occurring In                    Percentage
            ------------------------------                    ----------
            September 2001 through August 2006                        0%
            September 2006 through August 2007                       30%
            September 2007 through August 2008                       40%
            September 2008 through August 2009                       60%
            September 2009 through August 2010                       80%
            September 2010 and thereafter                            100%

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date and Loan Group, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group, (ii) twice the principal balance of the largest Mortgage Loan in such Loan Group, and (iii) the aggregate principal balance of all Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount for such Loan Group, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. Either Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class 1-A-10 and Class 1-A-11 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Group that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Subordinate Percentage for such Group of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            TAC Group: The Class 1-A-7 and Class 1-A-8 Certificates, collectively.

            TAC Principal Amount: As to any Distribution Date and for the TAC Group, the amount, if any, that would reduce the balance of the TAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750:  As defined in Section 5.10.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0020% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-A-L1, Class 1-A-L2, Class 1-A-L4, Class 1-A-7, Class 1-A-L12, Class 1-A-L13, Class 1-A-L24, Class 1-A-LPO, Class 1-A-LUR, Class 2-A-L1, Class 2-A-LPO, Class 1-B-L1, Class 1-B-L2, Class 1-B-L3, Class 1-B-L4, Class 1-B-L5, Class 1-B-L6, Class 2-B-L1, Class 2-B-L2, Class 2-B-L3, Class 2-B-L4, Class 2-B-L5, Class 2-B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class 1-A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-25 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-26 Certificates and (d) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS
                      ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-9" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class 1-A-26, Class A-PO, Class 1-A-R and Class 1-A-LR Certificates) and the Classes of Class B Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class 1-A-L1 Interest, Class 1-A-L2 Interest, Class 1-A-L4 Interest, Class 1-A-L7 Interest, Class 1-A-L12 Interest, Class 1-A-L13 Interest, Class 1-A-L24 Interest, Class 1-A-LPO Interest, Class 1-A-LUR Interest, Class 2-A-L1 Interest, Class 2-A-LPO Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest, Class 1-B-L6 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest as classes of "regular interests" and the Class 1-A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is September 25, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Accounts and Upper-Tier Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Accounts, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-9 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Accounts, and Upper-Tier Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts to deposit the Lower-Tier Distribution Amount into the Upper-Tier Certificate Account and for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class 1-A-R Certificate shall not receive distributions directly from the Certificate Accounts. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class 1-A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on either the Upper-Tier REMIC or the Lower-Tier REMIC or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or
(B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.


            On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each Class of the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date for Group 1 and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 for distributions of principal on any Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for Group 1 for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

            Amounts on deposit in the Rounding Accounts shall not be invested.

            Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of either of the Upper-Tier REMIC or Lower-Tier REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by the Lower-Tier REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by the Lower-Tier REMIC to Banc of America Securities LLC.


                                  ARTICLE IV

                            SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                  ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                             REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or applicable Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class 1-A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1 and Group 2 solely from the Pool Distribution Amount for Loan Group 2:

            (i) to each Class of Senior Certificates and Component (other than the Class A-PO Component and the Class 1-A-LR Certificates) of such Group, an amount allocable to interest equal to the Interest Distribution Amount or Component Interest Distribution Amount for such Class or Component and any shortfall being allocated among such Classes and Component in proportion to the amount of the Interest Distribution Amount or Component Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-6 and Class 1-A-9 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates of Group 1 specified in Section 5.02(b)(i);

            (ii) concurrently to the Class A Certificates and the Class A-PO Component of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Component of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Component of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates or Class 2-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates or Class 2-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates or Class 2-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates or Class 2-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates or Class 2-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates or Class 2-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) The Holder of the Class 1-A-R and Class 1-A-LR Certificates shall receive any remaining Pool Distribution Amounts for the Related Loan Group.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class A-PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amounts or Component Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class 1-A-L1 Interest, Class 1-A-L7 Interest, Class 1-A-L12 Interest, Class 1-A-L13 Interest, Class 1-A-LUR Interest, Class 1-B-L1 Interest, Class 1-B-L2 Interest, Class 1-B-L3 Interest, Class 1-B-L4 Interest, Class 1-B-L5 Interest and Class 1-B-L6 shall be 6.750% per annum. The pass-through rate with respect to the Class 2-A-L1 Interest, Class 2-B-L1 Interest, Class 2-B-L2 Interest, Class 2-B-L3 Interest, Class 2-B-L4 Interest, Class 2-B-L5 Interest and Class 2-B-L6 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 1-A-L2 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class 1-A-L4 Interest shall be 6.250% per annum. The pass-through rate with respect to the Class 1-A-L24 Interest shall be 9.000% per annum. The Class 1-A-LPO Interest and Class 2-A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) With respect to the Class A Certificates of Group 1:

            (A) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 1-A-6 Certificates, the Class 1-A-6 Accrual Distribution Amount will be allocated, sequentially, as follows:

                  first,  to the Class 1-A-5  Certificates,  until their Class
            Certificate Balances have been reduced to zero; and

                  second, to the Class 1-A-6 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (B) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 1-A-9 Certificates, the Class 1-A-9 Accrual Distribution Amount will be allocated, sequentially, as follows:

                  first, concurrently, to the Class 1-A-7 and Class 1-A-8
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                  second, to the Class 1-A-9 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (C) On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class 1-A-R and Class 1-A-LR
            Certificates, until their Class Certificate Balances have been reduced to zero;

                  second, concurrently, to the Class 1-A-27, Class 1-A-28 and
            Class 1-A-29 Certificates, pro rata, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third,  concurrently, as follows:

                      (a) 34.34737337%, concurrently to the Class 1-A-1, Class
                  1-A-2, Class 1-A-4 and Class 1-A-24 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                      (b) 65.65262663%, sequentially, as follows: (i) to the PAC Group, up to its PAC Principal Amount for such Distribution Date; (ii) to the TAC Group, up to its TAC Principal Amount for such Distribution Date;
                           (iii) to the Class 1-A-9 Certificates, until their Class Certificate Balance has been reduced to zero;
                           (iv) to the TAC Group, until their Class Certificate Balances have been reduced to zero; and (v) to the PAC Group, until their Class Certificate Balances have been reduced to zero;

                  fourth, concurrently, as follows:

                      (a) 5.71905704% to the Class 1-A-10 Certificates, until
                  their Class Certificate Balance has been reduced to zero;

                      (b) 40.03339929% to the Class 1-A-3 Certificates, until
                  their Class Certificate Balance has been reduced to zero;
                  and

                      (c) 54.24754367%, sequentially, as follows;

                        (i) concurrently, as follows:

                              (A) approximately 67.38527771%, sequentially, to
                  the Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21 and Class 1-A-22 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                              (B) 32.61472229% to the Class 1-A-23 Certificates,
                  until their Class Certificate Balance has been reduced to zero; and

                        (ii) to the Class 1-A-11 Certificates, until their Class
                  Certificate Balance has been reduced to zero; fifth, sequentially, to the Class 1-A-5 and Class 1-A-6

            Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                  sixth, concurrently, to the Class 1-A-27, Class 1-A-28 and
            Class 1-A-29 Certificates, until their Class Certificate Balances have been reduced to zero.

                  (ii)  With respect to the Class A Certificates of Group 2:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

            Prior to the Senior Credit Support Depletion Date for Group 1, all distributions of principal to the PAC Group will be made sequentially to the Class 1-A-12, Class I-A-13 and Class I-A-14 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            Prior to the Senior Credit Support Depletion Date for Group 1, all distributions of principal to the TAC Group will be made concurrently, to the Class 1-A-7 and Class 1-A-8 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class 1-A-26 Certificates and the Class A-PO Certificates) and Accrued Component Interest for each Class 1-A-26 Component for such Distribution Date shall be reduced by such Class's or Component's pro rata share, based on such Class's or Component's Interest Distribution Amount or Component Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) any Excess Losses on the Mortgage Loans in such Loan Group allocable to interest, (C) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (D) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Classes of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group, including any Excess Loss, shall be allocated to the Class A-PO Component of the Related Group until the Class Certificate Balance thereof is reduced to zero;

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class 1-A-26 Certificates) of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (iii) the applicable Non-PO Percentage of the principal portion of any Excess Losses with respect to a Mortgage Loan in such Loan Group shall be allocated pro rata among the Senior Certificates of the Related Group (other than the Class 1-A-26 Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates of the Related Group on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class 1-A-26 Certificates) of the Related Group, will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Component Balance of the Class A-PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class A-PO Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class 1-A-26 Certificates) of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date for Group 1, on any Distribution Date, on which the Class 1-A-29 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-29 Certificates will be reduced by the Class 1-A-29 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii) and Section 5.03(b), the Class Certificate Balance of the Class 1-A-28 Certificates will not be reduced by the Class 1-A-29 Loss Allocation Amount.

            (f) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates (or in the case of the Class 1-A-26 Certificates, each Component) with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date; and

            (xv) for each Loan Group, the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (xvi) the Class 1-A-25 Notional Amount, the Class 1-A-26 Notional Amount, the Class 1-A-26A Notional Amount and the Class 1-A-26B Notional Amount for such Distribution Date;

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class 1-A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class 1-A-R or Class 1-A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Components, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC and will not disqualify the Trust Estate from treatment as two REMICs; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date for Group 1 and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to
Section 5.09(a) and Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date for Group 1 and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders of such Class, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to such Class of Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount for Group 1 allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount for Group 1 allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Certificate Balance of Special Retail Certificates of such Class with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to any Class of Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.09(a) or by mandatory distributions as provided for by
Section 5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.

            Section 5.10 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, the Initial LIBOR Rate.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (212) 815-7162 and make a request therefor.

                                  ARTICLE VI

                               THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15,
A-1-A-16, A-1-A-17, A-1-A-18, A-1-A-19, A-1-A-20, A-1-A-21, A-1-A-22, A-1-A-23,
A-1-A-24, A-1-A-25, A-1-A-26, A-1-A-27, A-1-A-28, A-1-A-29, A-1-A-R, A-1-A-LR,
A-2-A-1, A-A-PO, B-1-B-1, B-1-B-2, B-1-B-3, B-1-B-4, B-1-B-5, B-1-B-6, B-2-B-1,
B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5, B-2-B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class 1-A-10, Class 1-A-11, Class 1-A-R, Class 1-A-LR and the Class A-PO Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class 1-A-10 and Class 1-A-11 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class 1-A-R and Class 1-A-LR Certificates shall be in a minimum denomination of $50. The Senior Certificates (other than the Class 1-A-R and Class 1-A-LR Certificates) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

               (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)   [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                 ARTICLE VII

                        THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                 ARTICLE VIII

                                   DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                  ARTICLE IX

                                 THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                  ARTICLE X

                                 TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon the Pool Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the Cut-off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date equal to the purchase price for the related assets computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Components, and (II) as to the Class 1-A-R or Class 1-A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Accounts and the Lower Tier Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the applicable Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates or the Class 2-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street 12 East, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309) (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                       -----------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF   NEW YORK    )
                        )

            On the 23rd day of August, 2001, before me, a notary public in and for the State of New York, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                       _______________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 23rd day of August, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.



                                       _______________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

            On the 23rd day of August, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       _______________________________________
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $75,502,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 W2 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $26,500,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 W3 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $35,000,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 W4 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $45,000,000.00

Pass-Through Rate:                          6.250%

CUSIP No.:                                  060506 W5 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $18,240,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 W6 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $11,755,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 W7 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $112,212,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  060506 W8 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in September 2001 will be 4.680% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $29,092,000.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  060506 W9 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in September 2001 will be 14.734% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $567,556.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X2 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $5,000,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X3 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $16,766,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X4 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $97,295,000.00

Pass-Through Rate:                          5.125%

CUSIP No.:                                  060506 X5 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $39,452,000.00

Pass-Through Rate:                          6.350%

CUSIP No.:                                  060506 X6 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $27,108,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X7 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X8 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 X9 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y2 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-18

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y3 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-19

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y4 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-20

                   [FORM OF FACE OF CLASS 1-A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-20

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $400,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y5 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-21

                   [FORM OF FACE OF CLASS 1-A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-21

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,600,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y6 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-22

                   [FORM OF FACE OF CLASS 1-A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-22

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $15,661,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y7 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-23

                   [FORM OF FACE OF CLASS 1-A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-23

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $10,000,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Y8 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-24

                   [FORM OF FACE OF CLASS 1-A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-24

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $12,944,444.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  060506 Y9 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in September 2001 will be 4.280% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-25

                   [FORM OF FACE OF CLASS 1-A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-25

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Notional
Amount of this
Certificate
("Denomination"):                           $

Initial Notional

Amount of this Class:                       $12,944,444.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  060506 Z2 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 1-A-25 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in September 2001 will be 4.720% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-26

                   [FORM OF FACE OF CLASS 1-A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-26

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Notional Amount
of this Certificate
("Denomination"):                           $

Initial Notional Amount

of this Class:                              $25,760,766.00

CUSIP No.:                                  060506 Z3 9

      THIS CERTIFIES THAT ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest, the Class 1-A-26 Certificates will be deemed to consist of two components which are not severable (each, a "Component"). The amount of interest which accrues on the Class 1-A-26 Certificates in any month will equal the sum of the interest which accrues on the Components. The pass-through rate (the "Pass-Through Rate") for the each Component will be 6.750% per annum. Interest with respect to each Component will accrue during each month in an amount equal to the product of (i) 1/12th of the Pass-Through Rate for such Component and (ii) the outstanding notional amount of such Component.

      This Class 1-A-26 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-27

                   [FORM OF FACE OF CLASS 1-A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-27

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $40,000,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z4 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-28

                   [FORM OF FACE OF CLASS 1-A-28 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-28

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-28

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $27,500,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z5 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-29

                   [FORM OF FACE OF CLASS 1-A-29 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-29

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE FOR GROUP 1, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS 1-A-28 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-29 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-29

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $500,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z6 2

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class A-PO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,917,168.00

CUSIP No.:                                  060506 2C 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of two components which are not severable (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $50.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z7 0

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT 1-A-LR

                   [FORM OF FACE OF CLASS 1-A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                  Class 1-A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $50.00

Initial Class Certificate

Balance of this Class:                      $50.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z8 8

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $123,211,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2D 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND THE CLASS 1-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $11,818,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 Z9 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $4,052,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 2A 9

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $2,702,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 2B 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,689,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 2H 4

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,013,000.00

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 2J 0

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,351,050.22

Pass-Through Rate:                          6.750%

CUSIP No.:                                  060506 2K 7

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND THE CLASS 2-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $1,005,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2E 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $377,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2F 8

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $252,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2G 6

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $126,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2L 5

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $126,000.00

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2M 3

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-9

                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                               August 1, 2001

First Distribution Date:                    September 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate

Balance of this Class:                      $126,284.16

Pass-Through Rate:                          6.500%

CUSIP No.:                                  060506 2N 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated August 23, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class 1-A-10 and Class 1-A-11 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By______________________________________
                                              Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By______________________________________
                                              Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to ________________

      This information is provided by ____________________________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE




BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP I (30YR)
MORTGAGE SCHEDULE



      LOAN                ZIP         PROPERTY                            LOAN                 DOC          ORIG
     NUMBER      STATE    CODE          TYPE          OCCUPANCY          PURPOSE               TYPE          LTV
   ----------    -----   -----     -------------      ---------          -----------          ----------   ---------
   0028756690      IL    60618     Single Family       Primary           Refinance            Standard       80.00
   0029166311      MD    20816     Single Family       Primary           Purchase             Reduced        80.00
   0029167350      MI    48170     Single Family       Primary           Refinance            Standard       67.91
   0029259298      NC    28277          PUD            Primary           Purchase             Reduced        89.99
   0029272689      CA    92692          PUD           Secondary          Purchase             Standard       79.98
   0029430808      AL    35223     Single Family       Primary           Refinance            Standard       77.42
   0029562931      CA    92835          PUD            Primary           Purchase             Standard       79.99
   0029572104      NC    27560          PUD            Primary           Purchase             Standard       80.00
   0029577442      IL    60081     Single Family       Primary           Purchase             Standard       70.25
   0029585601      AL    35213     Single Family       Primary           Purchase             Standard       64.11
   0029593571      NJ    07733     Single Family       Primary           Refinance            Reduced        60.10
   0029603263      TX    76110     Single Family       Primary           Purchase             Reduced        80.00
   0029604303      CA    92111     Single Family       Primary           Purchase             Reduced        80.00
   0029606555      MN    55331          PUD            Primary           Purchase             Reduced        80.00
   0029607736      NM    87505     Single Family       Primary           Refinance            Reduced        67.50
   0029612504      CA    92673          PUD            Primary           Purchase             Reduced        79.99
   0029618832      CO    80026          PUD            Primary           Refinance            Standard       68.09
   0029622784      AL    35242          PUD            Primary           Purchase             Reduced        70.52
   0029632114      TX    78240     Single Family       Primary           Refinance            Standard       80.00
   0029642659      DC    20024          PUD            Primary           Purchase             Standard       80.00
   0029643608      NV    89128          PUD            Primary           Purchase             Standard       80.00
   0029644317      TX    78731     Single Family       Primary           Purchase             Reduced        80.00
   0029650991      NM    87505          PUD            Primary           Refinance            Reduced        80.00
   0029665213      MS    39564     Single Family       Primary           Purchase             Reduced        89.99
   0029666138      TX    77005     Single Family       Primary           Purchase             Standard       56.68
   0029666153      NC    28607     Single Family       Primary           Refinance            Standard       80.00
   0029666278      CO    80303     Single Family       Primary      Cash-out Refinance        Standard       73.88
   0029666625      CO    80134     Single Family       Primary           Purchase             Reduced        80.00
   0029666641      MN    55357     Single Family       Primary           Refinance            Standard       77.77
   0029666682      CO    80027          PUD            Primary           Purchase             Reduced        80.00
   0029671104      TX    78232     Single Family       Primary           Purchase             Standard       80.00
   0029673688      CA    92867          PUD            Primary           Purchase             Standard       74.54
   0029674611      WA    98122      Condominimum       Primary           Purchase             Reduced        80.00
   0029674702      NC    27507          PUD            Primary           Refinance            Standard       86.10
   0029675097      NM    87501     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0029677119      MN    55347          PUD            Primary           Purchase             Reduced        79.99
   0029677820      TX    78759          PUD            Primary           Purchase             Reduced        79.99
   0029678455      WI    54115     Single Family       Primary           Refinance            Standard       76.52
   0029680006      GA    30030          PUD            Primary           Purchase             Reduced        79.99
   0029680642      LA    70435     Single Family       Primary           Refinance            Standard       73.42
   0029681731      CA    93432     Single Family       Primary           Purchase             Standard       80.00
   0029681764      IN    46033          PUD            Primary           Refinance            Standard       79.19
   0029682705      CA    92069          PUD            Primary           Purchase             Standard       79.99
   0029684172      CO    80127          PUD            Primary           Purchase             Standard       80.00
   0029684594      NM    87710     Single Family      Secondary          Refinance            Standard       77.75
   0029684990      WA    98112     Single Family       Primary           Purchase             Reduced        80.00
   0029685005      WA    98042     Single Family       Primary           Purchase             Reduced        80.00
   0029685039      SC    29627          PUD            Primary           Refinance            Reduced        89.69
   0029687860      CA    93920     Single Family      Secondary          Purchase             Standard       80.00
   0029687878      CO    80220     Single Family       Primary           Refinance            Standard       80.00
   0029688033      CO    80439          PUD            Primary           Refinance            Reduced        59.64
   0029690237      MD    20852     Single Family       Primary           Purchase             Reduced        80.00
   0029690328      CO    80026          PUD            Primary           Refinance            Reduced        80.00
   0029693058      FL    33629     Single Family       Primary      Cash-out Refinance        Reduced        80.00
   0029693181      CA    90068     Single Family       Primary           Refinance            Standard       80.00
   0029693264      TX    75230          PUD            Primary           Refinance            Standard       42.00
   0029694585      CO    80304     Single Family      Secondary          Refinance            Standard       64.62
   0029694650      OH    43054     Single Family       Primary      Cash-out Refinance        Standard       71.65
   0029694668      TN    38017          PUD            Primary           Purchase             Standard       90.00
   0029694684      MN    55362     Single Family       Primary           Refinance            Reduced        75.29
   0029694718      MN    55438     Single Family       Primary      Cash-out Refinance        Reduced        62.40
   0029694726      OH    43220     Single Family       Primary           Purchase             Reduced        59.01
   0029698024      GA    30305     Single Family       Primary           Purchase             Standard       79.98
   0029698958      CA    92692          PUD            Primary           Purchase             Standard       79.99
   0029699071      OR    97401     Single Family       Primary           Refinance            Reduced        80.00
   0029700002      OR    97123       Townhouse         Primary           Purchase             Standard       80.00
   0029700044      CA    95620     Single Family       Primary           Purchase             Reduced        79.99
   0029700309      IL    60514     Single Family       Primary           Purchase             Standard       66.08
   0029700382      IL    60068     Single Family       Primary           Refinance            Reduced        51.42
   0029700812      ID    83704     Single Family       Primary           Refinance            Standard       80.00
   0029700945      AL    36606     Single Family       Primary           Refinance            Standard       80.00
   0029700960      MO    63131          PUD            Primary           Purchase             No Ratio       80.00
   0029706751      CA    93420     Single Family       Primary           Purchase             Reduced        82.60
   0029707189      CO    80132     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0029707502      CA    90814     Single Family       Primary           Purchase             Standard       80.00
   0029708229      CA    92688          PUD            Primary           Purchase             Reduced        79.99
   0029710795      TX    78731     Single Family       Primary           Refinance            Standard       78.50
   0029711785      CO    80027          PUD            Primary           Purchase             Standard       74.99
   0029712387      IL    60613      Condominimum      Investor           Purchase             Standard       80.00
   0029713047      CO    80110     Single Family       Primary           Purchase             Standard       80.00
   0029718061      CA    90275     Single Family       Primary           Purchase             Reduced        80.00
   0029718210      NY    11596     Single Family       Primary           Refinance            Reduced        77.95
   0029718699      MA    02081     Single Family       Primary           Refinance            Reduced        64.09
   0029720349      TX    75225     Single Family       Primary           Purchase             Standard       68.73
   0029720752      AZ    85248          PUD            Primary           Purchase             Reduced        79.94
   0029722568      OH    44236     Single Family       Primary           Refinance            Standard       77.87
   0029725348      WA    98115     Single Family       Primary           Refinance            Standard       90.00
   0029725355      CO    80301          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029725520      CO    80111          PUD           Secondary          Purchase             Reduced        64.94
   0029725546      MO    63130      Condominimum       Primary      Cash-out Refinance        Reduced        75.00
   0029726528      SC    29016     Single Family       Primary           Purchase             Standard       80.00
   0029727302      NY    10964     Single Family       Primary           Purchase             Reduced        80.00
   0029729340      CA    95148     Single Family       Primary           Purchase             Reduced        90.00
   0029729449      CA    90277     Single Family       Primary           Refinance            Reduced        75.00
   0029729597      CA    94550     Single Family       Primary           Refinance            Standard       78.26
   0029729704      LA    70769     Single Family       Primary           Refinance            Reduced        68.96
   0029729720      CA    95050     Single Family       Primary           Purchase             Standard       80.00
   0029730132      AL    35213     Single Family       Primary           Refinance            Reduced        61.16
   0029730595      CA    91740     Single Family       Primary           Refinance            Standard       79.91
   0029730785      CA    95037     Single Family       Primary           Refinance            Standard       74.95
   0029730850      CA    91316     Single Family       Primary           Refinance            Standard       39.39
   0029731031      CA    94041     Single Family       Primary           Refinance            Standard       63.66
   0029731221      CA    92116      Condominimum       Primary           Purchase             Reduced        80.00
   0029731346      CA    91977     Single Family       Primary           Refinance            Standard       74.00
   0029731437      CA    95409     Single Family       Primary      Cash-out Refinance        Standard       77.61
   0029731700      CA    91011     Single Family       Primary           Purchase             Standard       90.00
   0029732070      CA    91775     Single Family       Primary           Purchase             Reduced        80.00
   0029732278      CA    91403     Single Family       Primary           Refinance            Standard       79.04
   0029733656      FL    33467          PUD            Primary           Refinance            Standard       88.05
   0029734175      CA    92887          PUD            Primary           Purchase             Standard       63.11
   0029734803      IL    60657      Condominimum       Primary           Refinance            Standard       75.00
   0029734977      MD    21037          PUD            Primary           Refinance            Reduced        72.00
   0029735404      WA    98422     Single Family       Primary           Purchase             Reduced        80.00
   0029735784      MN    55436     Single Family       Primary      Cash-out Refinance        Standard       79.70
   0029736709      CO    80124          PUD            Primary      Cash-out Refinance        Standard       56.29
   0029738721      CO    80304          PUD            Primary           Purchase             Reduced        80.00
   0029741683      SC    29466          PUD            Primary           Refinance            Standard       73.56
   0029741923      CO    80123          PUD            Primary           Purchase             Reduced        90.00
   0029741949      WA    98109      Three Family       Primary           Refinance            Reduced        70.55
   0029742293      MD    20779          PUD            Primary           Purchase             Reduced        79.99
   0029742376      TX    75219      Condominimum       Primary           Purchase             Standard       80.00
   0029743283      CA    91364     Single Family       Primary      Cash-out Refinance        Standard       55.00
   0029743291      CO    80016          PUD            Primary           Purchase             Standard       89.99
   0029744000      CO    80228          PUD            Primary           Purchase             Reduced        79.99
   0029744034      CO    80129          PUD            Primary           Purchase             Reduced        88.01
   0029744190      GA    30022          PUD            Primary           Purchase             Reduced        80.00
   0029745205      SC    29650          PUD            Primary           Purchase             Reduced        90.00
   0029745288      CA    95682          PUD            Primary      Cash-out Refinance        Standard       56.52
   0029745312      CO    80132          PUD            Primary           Purchase             Reduced        79.99
   0029745361      CA    94550     Single Family       Primary           Purchase             Reduced        79.99
   0029745742      IL    60093      Condominimum       Primary           Purchase             Reduced        72.74
   0029748233      MA    01740     Single Family       Primary           Refinance            Reduced        75.00
   0029748274      OH    44321     Single Family       Primary           Purchase             Reduced        80.00
   0029748290      TX    78746          PUD            Primary           Refinance            Standard       80.00
   0029748365      CT    06820     Single Family       Primary           Purchase             Standard       21.97
   0029748449      CO    80401          PUD            Primary      Cash-out Refinance        Reduced        63.63
   0029748514      MD    20816     Single Family       Primary           Refinance            Reduced        60.53
   0029748589      CO    80228          PUD            Primary           Purchase             Reduced        79.99
   0029748621      WA    98065          PUD            Primary           Purchase             Standard       79.51
   0029748670      MD    21212          PUD            Primary           Refinance            Standard       78.83
   0029748696      CA    94024     Single Family       Primary           Refinance            Standard       50.84
   0029748704      CT    06820     Single Family       Primary           Refinance            Standard       74.00
   0029748811      CT    06878      Condominimum       Primary           Purchase             Reduced        80.00
   0029749751      IL    60093     Single Family       Primary           Purchase             Standard       40.35
   0029749793      CO    80016          PUD           Secondary          Purchase             Standard       79.99
   0029749801      CO    80016          PUD            Primary           Purchase             Standard       70.87
   0029749835      CA    94509     Single Family       Primary           Purchase             Standard       79.98
   0029750197      DC    20012     Single Family       Primary           Refinance            Reduced        75.00
   0029750288      MD    21042          PUD            Primary           Refinance            Reduced        77.89
   0029750338      MA    02458     Single Family       Primary           Refinance            Reduced        71.72
   0029750429      NY    10579     Single Family       Primary           Refinance            Reduced        73.40
   0029750510      MD    21032          PUD            Primary           Refinance            Reduced        76.28
   0029750551      MD    20852     Single Family       Primary           Refinance            Reduced        65.21
   0029750601      CT    06880     Single Family       Primary           Refinance            Reduced        71.00
   0029750700      DC    20016     Single Family       Primary           Refinance            Reduced        70.54
   0029750791      MD    20815     Single Family       Primary           Refinance            Reduced        76.00
   0029750841      MD    20816     Single Family       Primary           Refinance            Reduced        76.94
   0029750940      DC    20007     Single Family       Primary           Refinance            Reduced        79.08
   0029750965      DC    20015     Single Family       Primary           Refinance            Reduced        80.00
   0029751005      MD    20777          PUD            Primary      Cash-out Refinance        Reduced        75.00
   0029751088      MD    20854     Single Family       Primary           Purchase             Reduced        80.00
   0029751146      MD    20854     Single Family       Primary      Cash-out Refinance        Reduced        71.42
   0029751179      MD    21042     Single Family       Primary           Refinance            Reduced        66.33
   0029751773      MD    20895     Single Family       Primary           Refinance            Reduced        79.55
   0029751864      CA    92808          PUD            Primary           Purchase             Reduced        63.19
   0029751906      DC    20016          PUD            Primary           Purchase             Reduced        63.38
   0029751948      TX    78746          PUD            Primary           Purchase             Reduced        79.99
   0029752045      MN    55337     Single Family       Primary           Purchase             Reduced        80.00
   0029752409      NC    27959          PUD           Secondary          Refinance            Standard       69.53
   0029752466      NY    10562     Single Family       Primary           Purchase             Standard       80.00
   0029752508      CA    92808          PUD            Primary           Refinance            Standard       75.00
   0029752565      CA    92648          PUD            Primary           Refinance            Standard       75.00
   0029752607      IL    60647      Condominimum       Primary           Purchase             Standard       80.00
   0029752623      CA    94602     Single Family       Primary      Cash-out Refinance        Standard       75.60
   0029752722      DC    20015     Single Family       Primary           Purchase             Reduced        80.00
   0029752730      IL    60010          PUD            Primary           Purchase             Reduced        80.00
   0029752789      CA    94550     Single Family       Primary           Refinance            Standard       66.40
   0029753027      CA    93907     Single Family       Primary           Purchase             Reduced        80.00
   0029753209      CA    95472     Single Family       Primary           Purchase             Reduced        69.94
   0029753282      CO    81505     Single Family       Primary           Purchase             Reduced        80.00
   0029753621      TX    77382          PUD            Primary           Purchase             Standard       79.98
   0029753662      GA    30040          PUD            Primary           Purchase             Reduced        80.00
   0029753688      MA    01720     Single Family       Primary           Purchase             Reduced        69.40
   0029753696      IL    61822          PUD            Primary           Purchase             Reduced        80.00
   0029753712      GA    30309          PUD            Primary           Purchase             Standard       80.00
   0029753738      CA    94552          PUD            Primary      Cash-out Refinance        Reduced        75.00
   0029753761      CA    94550     Single Family       Primary           Purchase             Standard       79.99
   0029753779      MA    02021     Single Family       Primary           Refinance            Reduced        93.78
   0029753829      NV    89509     Single Family       Primary           Purchase             Standard       80.00
   0029753837      FL    33146     Single Family       Primary      Cash-out Refinance        Reduced        39.73
   0029753845      CA    93065          PUD            Primary           Purchase             Standard       79.97
   0029753852      CA    92860     Single Family       Primary           Purchase             Standard       84.99
   0029753878      LA    70433     Single Family       Primary           Refinance            Standard       84.68
   0029753886      GA    30269          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029753902      AZ    85327     Single Family       Primary           Refinance            Standard       66.01
   0029753928      CT    06105     Single Family       Primary           Purchase             Standard       80.00
   0029753977      CO    80021          PUD            Primary           Refinance            Reduced        89.12
   0029753985      FL    34108      Condominimum       Primary           Purchase             Reduced        80.00
   0029754009      IL    60201     Single Family       Primary      Cash-out Refinance        Reduced        73.33
   0029754025      TX    75078          PUD            Primary           Purchase             Standard       75.00
   0029754173      TX    75034          PUD            Primary           Purchase             Reduced        79.99
   0029754439      NV    89509     Single Family       Primary           Purchase             Standard       79.98
   0029754454      TX    78258          PUD            Primary           Purchase             Reduced        94.99
   0029754553      PA    19355     Single Family       Primary           Purchase             Standard       80.00
   0029754611      WA    98126     Single Family       Primary           Refinance            Reduced        80.00
   0029754769      TX    77459          PUD            Primary           Refinance            Reduced        80.00
   0029754850      AZ    85255     Single Family       Primary           Purchase             Standard       79.23
   0029754918      MN    55068          PUD            Primary           Purchase             Reduced        88.23
   0029754926      NJ    08873     Single Family       Primary           Purchase             Standard       79.90
   0029754991      IL    60067     Single Family       Primary           Refinance            Reduced        77.90
   0029755006      NJ    08510          PUD            Primary           Purchase             Standard       79.98
   0029755030      MD    20833     Single Family       Primary           Refinance            Reduced        63.85
   0029755089      AZ    85248          PUD            Primary           Purchase             Standard       75.00
   0029755113      TX    75034     Single Family       Primary           Purchase             Reduced        80.00
   0029755212      TX    75034     Single Family       Primary           Purchase             Standard       80.00
   0029755246      CO    80107     Single Family       Primary           Refinance            Standard       80.00
   0029755287      IL    60061          PUD            Primary           Purchase             Reduced        79.99
   0029755295      CA    92677          PUD            Primary           Purchase             Standard       80.00
   0029755428      AZ    85048          PUD            Primary           Purchase             Reduced        79.99
   0029755451      CA    95070     Single Family       Primary      Cash-out Refinance        Reduced        75.00
   0029755477      AL    35476     Single Family       Primary           Refinance            Standard       72.62
   0029755493      CO    80537          PUD            Primary      Cash-out Refinance        Reduced        69.15
   0029755501      AZ    85262          PUD            Primary           Refinance            Standard       78.56
   0029755584      TX    77059          PUD            Primary           Purchase             Reduced        80.00
   0029755659      NM    87048     Single Family       Primary           Refinance            Reduced        73.79
   0029755709      TX    76031     Single Family       Primary           Refinance            Reduced        78.46
   0029755717      TX    77450          PUD            Primary           Purchase             Standard       79.99
   0029755733      CA    92860     Single Family       Primary           Purchase             Reduced        80.00
   0029755782      WA    98258     Single Family       Primary           Purchase             Reduced        95.00
   0029755816      VT    05446     Single Family       Primary           Refinance            Standard       55.66
   0029755865      CA    92646     Single Family       Primary           Refinance            Standard       78.41
   0029755915      GA    30236          PUD            Primary           Purchase             Reduced        80.00
   0029755923      CA    90066     Single Family       Primary           Purchase             Reduced        80.00
   0029756004      FL    33432     Single Family       Primary           Purchase             Reduced        76.48
   0029756442      CO    80129          PUD            Primary           Purchase             Standard       79.99
   0029756525      CA    95682     Single Family       Primary           Refinance            Reduced        63.10
   0029756764      CO    80220     Single Family       Primary           Refinance            Standard       65.48
   0029756780      MD    21401          PUD            Primary           Purchase             Standard       79.99
   0029756814      CA    94509     Single Family       Primary           Refinance            Standard       69.20
   0029757697      CA    94857     Single Family       Primary           Purchase             Reduced        84.93
   0029758349      CA    92130      Condominimum       Primary           Purchase             Standard       80.00
   0029758364      CO    80124          PUD            Primary           Purchase             Standard       69.41
   0029758380      CA    92618      Condominimum      Secondary          Purchase             Standard       79.97
   0029758430      GA    30064     Single Family       Primary      Cash-out Refinance        Reduced        77.77
   0029758455      MA    02563     Single Family       Primary           Purchase             Reduced        79.22
   0029758471      OR    97525     Single Family       Primary           Purchase             Standard       90.00
   0029758604      CA    93727     Single Family       Primary           Refinance            Reduced        90.00
   0029758612      CA    95020     Single Family       Primary      Cash-out Refinance        Standard       58.17
   0029758661      NJ    08054          PUD            Primary           Refinance            Standard       80.00
   0029758679      CA    95746          PUD            Primary           Purchase             Standard       80.00
   0029758729      MD    21874     Single Family       Primary      Cash-out Refinance        Standard       70.06
   0029758737      IL    60657     Single Family       Primary           Purchase             Reduced        90.00
   0029758786      CA    93711     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029758794      CA    95037     Single Family       Primary           Purchase             Standard       62.57
   0029758869      OR    97370     Single Family       Primary      Cash-out Refinance        Standard       77.39
   0029758935      CA    92106     Single Family       Primary      Cash-out Refinance        Standard       79.27
   0029758943      CA    95119     Single Family       Primary      Cash-out Refinance        Standard       67.77
   0029758950      IL    60614     Single Family       Primary           Purchase             Standard       66.93
   0029758992      CA    91436     Single Family       Primary           Purchase             Standard       80.00
   0029759081      CO    80230     Single Family       Primary           Refinance            Standard       79.94
   0029759099      WA    98155     Single Family       Primary           Purchase             Reduced        80.00
   0029759115      CA    95037          PUD            Primary      Cash-out Refinance        Standard       52.69
   0029759172      CA    92620     Single Family       Primary           Purchase             Standard       80.00
   0029759198      AZ    85044          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029759230      CA    90266     Single Family       Primary      Cash-out Refinance        Standard       74.28
   0029759255      CA    94506          PUD            Primary      Cash-out Refinance        Standard       50.57
   0029759289      NV    89117          PUD            Primary           Purchase             Standard       78.68
   0029759297      OR    97210     Single Family       Primary           Purchase             Standard       94.87
   0029759339      AZ    85255          PUD            Primary           Purchase             Reduced        79.99
   0029759347      UT    84109          PUD            Primary           Refinance            Standard       74.07
   0029759636      TX    75024          PUD            Primary           Purchase             Reduced        75.30
   0029759669      TX    75034          PUD            Primary           Refinance            Standard       80.00
   0029759685      WA    98371     Single Family       Primary           Refinance            Standard       73.22
   0029760014      IL    60044          PUD            Primary           Purchase             Standard       80.00
   0029760030      GA    30022          PUD            Primary           Purchase             Reduced        80.00
   0029760048      NM    87501     Single Family       Primary           Refinance            Standard       79.79
   0029760055      MD    21208     Single Family       Primary           Refinance            Standard       77.44
   0029760089      MA    02116      Condominimum       Primary           Refinance            Standard       79.74
   0029760105      NC    28277          PUD            Primary           Purchase             Reduced        75.49
   0029760147      GA    30319     Single Family       Primary           Purchase             Reduced        80.00
   0029760170      MI    48301     Single Family       Primary      Cash-out Refinance        Reduced        55.76
   0029760188      RI    02835     Single Family       Primary           Refinance            Standard       48.25
   0029760238      GA    30327     Single Family       Primary      Cash-out Refinance        Reduced        72.30
   0029760253      CA    92128          PUD           Secondary          Refinance            Standard       63.33
   0029760261      CA    94546     Single Family       Primary      Cash-out Refinance        Standard       62.40
   0029760287      CO    80540     Single Family       Primary      Cash-out Refinance        Reduced        80.00
   0029760295      CA    91344     Single Family       Primary           Refinance            Reduced        80.00
   0029760311      CO    80016          PUD            Primary           Refinance            Standard       75.77
   0029760329      CA    93401          PUD            Primary      Cash-out Refinance        Standard       80.00
   0029760345      CA    92705     Single Family       Primary      Cash-out Refinance        Standard       79.20
   0029760386      MA    02052     Single Family       Primary      Cash-out Refinance        Reduced        80.00
   0029760394      CA    92009     Single Family       Primary           Purchase             Reduced        80.00
   0029760402      UT    84093     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029760410      CA    90045     Single Family       Primary           Refinance            Standard       79.11
   0029760428      CA    93722     Single Family       Primary           Refinance            Standard       80.00
   0029760436      VA    22124     Single Family       Primary           Purchase             Standard       59.56
   0029760444      CA    93611          PUD            Primary           Refinance            Standard       77.06
   0029760451      VA    23454     Single Family       Primary           Refinance            Standard       77.80
   0029760477      MO    63026     Single Family       Primary           Refinance            Standard       42.37
   0029760493      CO    80123          PUD            Primary      Cash-out Refinance        Standard       62.90
   0029760519      UT    84092     Single Family       Primary      Cash-out Refinance        Standard       51.55
   0029760527      MA    02116      Condominimum       Primary           Purchase             Standard       80.00
   0029760568      MO    63141     Single Family       Primary           Refinance            Reduced        77.88
   0029760584      MO    63005          PUD            Primary           Refinance            Reduced        48.67
   0029760667      IL    60035     Single Family       Primary           Refinance            Standard       56.54
   0029760691      GA    30022          PUD            Primary           Refinance            Reduced        67.10
   0029760766      MA    02492     Single Family       Primary           Refinance            Reduced        73.12
   0029760873      CA    95120     Single Family       Primary      Cash-out Refinance        Standard       56.81
   0029760915      IL    60047     Single Family       Primary           Purchase             Standard       80.00
   0029761178      WA    98075          PUD            Primary           Refinance            Reduced        79.06
   0029761384      IL    60035          PUD            Primary           Refinance            Reduced        73.72
   0029762481      NM    87114     Single Family       Primary           Refinance            Standard       88.30
   0029762614      CO    80005     Single Family       Primary      Cash-out Refinance        Standard       46.86
   0029762655      MO    63105     Single Family       Primary           Refinance            Standard       80.00
   0029762705      MO    63141          PUD            Primary           Refinance            Standard       61.17
   0029764453      MD    20910     Single Family       Primary           Refinance            Reduced        80.00
   0029764479      VA    22046     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029764495      MD    20852     Single Family       Primary           Purchase             Reduced        80.00
   0029764511      DC    20008     Single Family       Primary           Refinance            Reduced        79.26
   0029764560      DC    20008      Condominimum       Primary           Purchase             Standard       80.00
   0029764834      DC    20016     Single Family       Primary      Cash-out Refinance        Standard       73.02
   0029764974      RI    02809     Single Family       Primary           Refinance            Standard       21.42
   0029765062      VA    20191          PUD            Primary           Refinance            Standard       77.02
   0029765088      NY    10528     Single Family       Primary           Purchase             Reduced        50.00
   0029765120      VA    22204          PUD            Primary           Purchase             Standard       80.00
   0029765179      VA    20112     Single Family       Primary           Purchase             Reduced        80.00
   0029765245      VA    20169     Single Family       Primary           Purchase             Reduced        80.00
   0029765252      NC    27972     Single Family      Secondary          Refinance            Reduced        74.99
   0029765310      IL    60558     Single Family       Primary           Refinance            Reduced        73.19
   0029765336      VA    22180     Single Family       Primary           Purchase             Reduced        66.92
   0029765369      CT    06878     Single Family       Primary           Refinance            Standard       51.53
   0029765385      CT    06807     Single Family       Primary           Purchase             Standard       66.66
   0029765393      CT    06870     Single Family       Primary      Cash-out Refinance        Reduced        36.84
   0029765419      MD    21111     Single Family       Primary           Refinance            Reduced        79.90
   0029765435      MI    48382     Single Family       Primary           Refinance            Reduced        63.36
   0029765443      CA    90402     Single Family       Primary           Refinance            Reduced        38.35
   0029768090      CA    91381          PUD            Primary           Purchase             Reduced        64.99
   0029768488      MO    63017          PUD            Primary           Refinance            Standard       67.52
   0029768496      MO    63131          PUD            Primary           Refinance            Standard       44.57
   0029768504      MO    63021          PUD            Primary           Refinance            Standard       78.43
   0029768520      MO    63039          PUD            Primary           Refinance            Standard       68.80
   0029768561      IL    60532     Single Family       Primary           Purchase             Reduced        64.95
   0029768587      MO    63119          PUD            Primary      Cash-out Refinance        Standard       57.34
   0029768595      IL    60525     Single Family       Primary      Cash-out Refinance        Standard       71.66
   0029768611      MO    63141          PUD            Primary           Purchase             Standard       55.55
   0029768629      IL    60048     Single Family       Primary           Refinance            Reduced        46.66
   0029768652      IL    60134          PUD            Primary           Refinance            Standard       77.07
   0029768678      MO    63385          PUD            Primary           Purchase             Standard       89.99
   0029768686      MO    63141          PUD            Primary           Refinance            Standard       58.38
   0029768710      MO    63117          PUD            Primary           Purchase             Standard       44.36
   0029768769      MO    63131          PUD            Primary           Refinance            Standard       60.70
   0029768819      OH    45230     Single Family       Primary      Cash-out Refinance        Reduced        62.92
   0029768827      CO    80027          PUD            Primary      Cash-out Refinance        Standard       79.11
   0029768868      FL    33715     Single Family       Primary           Refinance            Reduced        46.77
   0029769015      VA    22310          PUD            Primary           Refinance            Reduced        77.30
   0029769023      MD    20744     Single Family       Primary      Cash-out Refinance        Reduced        67.85
   0029769031      NJ    07452     Single Family       Primary           Purchase             Reduced        79.82
   0029769056      NY    10543     Single Family       Primary           Purchase             Standard       80.00
   0029769106      NJ    07481     Single Family       Primary           Purchase             Standard       52.63
   0029769148      IL    61265     Single Family       Primary      Cash-out Refinance        Reduced        79.36
   0029769155      MO    63025          PUD            Primary           Purchase             Standard       95.00
   0029769163      MO    63141          PUD            Primary           Purchase             Standard       80.00
   0029769189      ID    83353          PUD           Secondary          Purchase             Standard       38.09
   0029769197      RI    02807     Single Family      Secondary          Refinance            Reduced        46.30
   0029769213      DC    20011       Townhouse         Primary           Purchase             Reduced        80.00
   0029769221      NY    10804     Single Family       Primary           Purchase             Standard       80.00
   0029769239      IN    46032     Single Family       Primary           Purchase             Reduced        71.54
   0029769254      CA    92648     Single Family       Primary           Purchase             Standard       80.00
   0029769262      GA    30534          PUD            Primary           Purchase             Reduced        78.31
   0029769296      CA    95020          PUD            Primary           Refinance            Standard       73.93
   0029769304      IL    60134     Single Family       Primary           Refinance            Reduced        71.00
   0029769320      NY    10583     Single Family       Primary           Purchase             Reduced        73.37
   0029769346      IL    60126     Single Family       Primary           Purchase             Standard       59.67
   0029769353      IL    60137     Single Family       Primary           Refinance            Reduced        79.45
   0029769361      WI    53092     Single Family       Primary           Refinance            Standard       67.69
   0029769387      OH    45249          PUD            Primary           Refinance            Reduced        54.31
   0029769395      IL    60010     Single Family       Primary           Purchase             Reduced        80.00
   0029769411      IN    45259          PUD            Primary           Refinance            Standard       79.32
   0029769429      VA    23838     Single Family       Primary           Purchase             Reduced        80.00
   0029769437      CA    92130          PUD            Primary           Purchase             Reduced        61.98
   0029769445      CT    06903     Single Family       Primary           Purchase             Standard       60.00
   0029769460      CA    92009          PUD            Primary           Purchase             Reduced        80.00
   0029769478      CO    80220     Single Family       Primary      Cash-out Refinance        Standard       61.76
   0029769486      VA    22101     Single Family       Primary      Cash-out Refinance        Standard       72.61
   0029769494      CA    94544     Single Family       Primary           Purchase             Reduced        79.99
   0029769502      MD    21771     Single Family       Primary           Purchase             Standard       79.38
   0029769510      CA    94587          PUD            Primary           Purchase             Reduced        78.72
   0029769528      CT    06831          PUD            Primary           Refinance            Reduced        52.34
   0029769544      MA    02460     Single Family       Primary           Refinance            Reduced        74.28
   0029770161      CT    06475     Single Family      Secondary          Purchase             Standard       90.00
   0029770724      CA    92883          PUD            Primary           Purchase             Reduced        79.99
   0029770757      CA    91381          PUD            Primary           Purchase             Reduced        79.99
   0029770781      CA    91381          PUD            Primary           Purchase             Reduced        79.98
   0029770799      CA    91381          PUD            Primary           Purchase             Reduced        79.99
   0029771029      MO    63141     Single Family       Primary           Refinance            Standard       56.09
   0029771037      FL    33844     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029771045      MN    55123     Single Family       Primary           Refinance            Reduced        79.44
   0029771052      HI    96791     Single Family       Primary      Cash-out Refinance        Standard       70.00
   0029771060      WI    53024     Single Family       Primary           Refinance            Reduced        69.01
   0029771086      CO    80212          PUD            Primary           Purchase             Standard       74.99
   0029771102      WA    98034     Single Family       Primary      Cash-out Refinance        Standard       58.33
   0029771128      MN    55331     Single Family       Primary           Refinance            Standard       59.34
   0029771169      MN    55331     Single Family       Primary      Cash-out Refinance        Reduced        65.76
   0029771185      MN    55043     Single Family       Primary           Purchase             Reduced        74.07
   0029771193      MN    55446     Single Family       Primary           Purchase             Standard       80.00
   0029771201      MN    56447     Single Family      Secondary          Refinance            Reduced        55.45
   0029771219      MN    55317     Single Family       Primary           Purchase             Standard       74.74
   0029771235      MN    55331     Single Family       Primary      Cash-out Refinance        Reduced        62.67
   0029771243      FL    34103      Condominimum      Secondary          Purchase             Standard       75.00
   0029771250      MN    55347     Single Family       Primary      Cash-out Refinance        Reduced        78.26
   0029771268      CA    92024     Single Family       Primary      Cash-out Refinance        Reduced        74.89
   0029771284      MN    55127     Single Family       Primary      Cash-out Refinance        Reduced        53.96
   0029771292      GA    30269     Single Family       Primary           Refinance            Standard       78.32
   0029771300      NY    10552     Single Family       Primary           Purchase             Standard       85.00
   0029771318      CA    94558     Single Family       Primary      Cash-out Refinance        Standard       69.56
   0029771334      WI    53027     Single Family       Primary           Refinance            Reduced        73.02
   0029771367      GA    30319          PUD            Primary           Purchase             Standard       45.13
   0029771383      CA    94574     Single Family       Primary      Cash-out Refinance        Reduced        62.81
   0029771391      CA    94558     Single Family       Primary      Cash-out Refinance        Reduced        65.55
   0029771961      FL    33785      Condominimum      Secondary          Purchase             Reduced        80.00
   0029772043      IA    52411     Single Family       Primary      Cash-out Refinance        Reduced        60.22
   0029772050      MN    55082     Single Family       Primary           Refinance            Reduced        74.88
   0029772068      AZ    85262          PUD            Primary           Refinance            Reduced        67.77
   0029772076      FL    34145      Condominimum      Secondary          Purchase             Reduced        80.00
   0029772084      CA    93460     Single Family       Primary           Purchase             Standard       73.52
   0029772092      MN    55343     Single Family       Primary           Refinance            Reduced        66.53
   0029772100      MN    55077     Single Family       Primary           Refinance            Reduced        60.76
   0029772134      WI    54545     Single Family      Secondary          Refinance            Standard       68.59
   0029772142      MN    55082     Single Family       Primary           Refinance            Reduced        74.07
   0029772159      MO    63073          PUD            Primary      Cash-out Refinance        Standard       62.93
   0029772175      MN    55359     Single Family       Primary           Refinance            Reduced        71.90
   0029772183      TN    37215     Single Family       Primary      Cash-out Refinance        Reduced        65.96
   0029772191      CO    80020     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029772209      OH    43017     Single Family       Primary           Purchase             Reduced        79.99
   0029772225      MN    55356     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029772233      AZ    85028          PUD            Primary           Refinance            Standard       60.84
   0029772241      IA    52240     Single Family       Primary      Cash-out Refinance        Reduced        74.31
   0029772258      KY    40245     Single Family       Primary           Purchase             Reduced        60.90
   0029772266      IA    52403     Single Family       Primary           Refinance            Reduced        48.55
   0029772282      TN    37205     Single Family       Primary      Cash-out Refinance        Reduced        75.00
   0029772290      TN    37027          PUD            Primary           Purchase             Reduced        80.00
   0029772308      IL    60091     Single Family       Primary           Refinance            Reduced        63.80
   0029772316      MN    55408     Single Family       Primary      Cash-out Refinance        Standard       74.29
   0029772324      IA    50312     Single Family       Primary           Refinance            Reduced        75.83
   0029772332      WA    98072     Single Family       Primary      Cash-out Refinance        Reduced        60.97
   0029772340      MN    55343     Single Family       Primary      Cash-out Refinance        Reduced        78.12
   0029772357      KS    66224          PUD            Primary           Refinance            Standard       57.89
   0029772365      GA    30022     Single Family       Primary           Refinance            Standard       62.50
   0029772472      KS    66224     Single Family       Primary           Purchase             Reduced        53.47
   0029772480      IL    62707     Single Family       Primary           Purchase             Reduced        80.00
   0029773256      GA    30215          PUD            Primary           Purchase             Reduced        80.00
   0029773298      GA    30269          PUD            Primary           Purchase             Reduced        79.99
   0029773314      MD    21401     Single Family       Primary      Cash-out Refinance        Reduced        69.23
   0029773330      AL    35216     Single Family       Primary      Cash-out Refinance        Reduced        65.05
   0029773355      CT    06840      Condominimum       Primary           Purchase             Standard       63.55
   0029773371      GA    30215          PUD            Primary           Refinance            Reduced        80.00
   0029773397      MD    20878          PUD            Primary           Refinance            Reduced        79.93
   0029773413      GA    30338          PUD            Primary           Purchase             Reduced        75.13
   0029773421      MD    20895     Single Family       Primary           Purchase             Standard       79.99
   0029773447      TX    76049     Single Family       Primary           Refinance            Standard       73.21
   0029773454      VA    22066     Single Family       Primary           Refinance            Reduced        61.11
   0029773462      DC    20008      Condominimum       Primary           Purchase             Reduced        80.00
   0029773504      MA    02482     Single Family       Primary           Refinance            Standard       69.67
   0029773520      CA    95060     Single Family       Primary      Cash-out Refinance        Reduced        79.98
   0029773546      CA    95124     Single Family       Primary           Refinance            Standard       68.19
   0029773587      AZ    85255          PUD            Primary      Cash-out Refinance        Standard       80.00
   0029773595      GA    30350          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029773611      IL    60007          PUD            Primary           Refinance            Standard       77.63
   0029773629      CA    95129     Single Family       Primary           Refinance            Standard       54.93
   0029773694      IL    60044     Single Family       Primary           Purchase             Standard       79.99
   0029773710      CA    94502          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029773744      WI    53029          PUD            Primary           Refinance            Standard       72.78
   0029773751      IL    60439     Single Family       Primary           Refinance            Standard       79.54
   0029773769      MN    55416     Single Family       Primary      Cash-out Refinance        Standard       72.88
   0029773777      IL    60068     Single Family       Primary           Refinance            Reduced        68.30
   0029773785      MI    49301     Single Family       Primary           Purchase             Standard       76.15
   0029773819      WI    53147      Condominimum       Primary           Refinance            Reduced        72.80
   0029773827      WI    53072     Single Family       Primary           Refinance            Standard       76.22
   0029773835      WI    54115     Single Family       Primary      Cash-out Refinance        Standard       75.45
   0029773843      WI    54155     Single Family       Primary           Purchase             Standard       80.00
   0029773850      CA    91902     Single Family       Primary      Cash-out Refinance        Standard       79.88
   0029773868      MI    48108          PUD            Primary           Purchase             Reduced        80.00
   0029773876      CA    93720          PUD            Primary           Refinance            Standard       73.27
   0029773900      CO    80303     Single Family       Primary      Cash-out Refinance        Standard       60.20
   0029773926      CA    93420     Single Family       Primary           Refinance            Standard       80.00
   0029773934      CA    93727          PUD            Primary           Purchase             Standard       79.02
   0029773942      MN    55125     Single Family       Primary           Purchase             Standard       80.00
   0029773959      IL    60467     Single Family       Primary           Refinance            Reduced        77.27
   0029773967      AL    35244          PUD            Primary           Purchase             Standard       78.18
   0029773983      MO    63025     Single Family       Primary           Refinance            Standard       73.40
   0029773991      CA    93405     Single Family       Primary      Cash-out Refinance        Standard       77.08
   0029774007      UT    84097     Single Family       Primary           Refinance            Standard       77.40
   0029774015      MN    55419     Single Family       Primary      Cash-out Refinance        Reduced        76.26
   0029774023      WI    54829     Single Family       Primary      Cash-out Refinance        Standard       74.07
   0029774031      UT    84093     Single Family       Primary      Cash-out Refinance        Standard       51.42
   0029774049      AR    72223     Single Family       Primary           Refinance            Reduced        52.72
   0029774056      UT    84098     Single Family       Primary           Refinance            Standard       62.08
   0029774064      TX    75093          PUD            Primary           Purchase             Reduced        90.00
   0029774106      CA    90803     Single Family       Primary           Refinance            Standard       80.00
   0029774114      CA    92870          PUD            Primary           Purchase             Reduced        79.99
   0029774122      CA    95123     Single Family       Primary           Purchase             Standard       80.00
   0029774130      CA    95076     Single Family       Primary           Refinance            Standard       28.98
   0029774148      MI    48302     Single Family       Primary           Refinance            Standard       67.67
   0029774155      CA    95119     Single Family       Primary           Refinance            Standard       78.87
   0029774163      NC    28226          PUD            Primary           Refinance            Reduced        70.97
   0029774171      CA    95123     Single Family       Primary           Purchase             Standard       80.00
   0029774189      MN    56442     Single Family      Secondary          Refinance            Standard       58.96
   0029774197      CA    92648     Single Family       Primary      Cash-out Refinance        Standard       59.09
   0029774213      IL    60175          PUD            Primary           Purchase             Standard       80.00
   0029774254      GA    30215          PUD            Primary           Refinance            Reduced        75.44
   0029774262      VA    22314     Single Family       Primary      Cash-out Refinance        Standard       72.01
   0029774270      CA    92867          PUD            Primary           Refinance            Standard       80.00
   0029774288      MO    63132     Single Family       Primary           Refinance            Reduced        68.07
   0029774296      CA    95148          PUD            Primary      Cash-out Refinance        Standard       75.00
   0029774304      VA    22003     Single Family       Primary           Purchase             Standard       80.00
   0029774320      CA    94588          PUD            Primary      Cash-out Refinance        Standard       73.66
   0029774346      IL    60025     Single Family       Primary      Cash-out Refinance        Standard       73.80
   0029774353      MA    02458     Single Family       Primary      Cash-out Refinance        Reduced        51.03
   0029774361      MA    02482     Single Family       Primary           Refinance            Standard       69.89
   0029774379      IL    60077     Single Family       Primary           Refinance            Standard       80.00
   0029774387      IL    60015     Single Family       Primary      Cash-out Refinance        Standard       68.08
   0029774395      IL    60004     Single Family       Primary           Refinance            Reduced        67.74
   0029774411      CA    92024          PUD            Primary      Cash-out Refinance        Standard       48.88
   0029774429      MA    02093     Single Family       Primary      Cash-out Refinance        Reduced        79.73
   0029774437      CA    95677     Single Family       Primary           Purchase             Standard       79.99
   0029774445      CA    92116     Single Family       Primary      Cash-out Refinance        Reduced        69.66
   0029774452      CA    93405     Single Family       Primary           Purchase             Standard       80.00
   0029774460      OK    74008          PUD            Primary           Refinance            Standard       80.00
   0029774486      CA    92870          PUD            Primary           Purchase             Standard       79.99
   0029774494      CA    95242          PUD            Primary           Purchase             Standard       80.00
   0029774502      CA    95242     Single Family       Primary           Purchase             Standard       66.12
   0029774510      CA    95037     Single Family       Primary      Cash-out Refinance        Standard       76.16
   0029774528      CA    91789     Single Family       Primary           Purchase             Standard       79.98
   0029774536      CA    92069          PUD            Primary           Purchase             Standard       78.64
   0029774544      CA    95037          PUD            Primary      Cash-out Refinance        Standard       63.08
   0029774569      CA    93442     Single Family       Primary      Cash-out Refinance        Standard       71.85
   0029774627      CA    90274     Single Family       Primary      Cash-out Refinance        Standard       74.98
   0029774643      CA    92126     Single Family       Primary      Cash-out Refinance        Standard       72.65
   0029774668      AZ    86303     Single Family       Primary           Purchase             Reduced        85.00
   0029774684      TX    78615          PUD            Primary           Refinance            Standard       80.00
   0029774700      VA    22124     Single Family       Primary           Refinance            Reduced        80.00
   0029774726      NM    87107     Single Family       Primary      Cash-out Refinance        Standard       80.00
   0029774734      CO    80126          PUD            Primary           Purchase             Standard       80.00
   0029774742      CA    95125     Single Family       Primary           Refinance            Standard       72.72
   0029774783      AZ    85331          PUD            Primary           Refinance            Reduced        78.30
   0029774817      CA    92673          PUD            Primary           Purchase             Standard       69.99
   0029774908      OH    45208     Single Family       Primary           Refinance            Standard       76.92
   0029774940      WA    98203     Single Family       Primary           Purchase             Reduced        79.99
   0029774965      MO    63341          PUD            Primary           Refinance            Standard       74.66
   0029777661      NM    87111          PUD            Primary           Purchase             Reduced        79.99
   0029777703      CA    92315     Single Family       Primary      Cash-out Refinance        Reduced        65.95
   0029777711      TN    37221     Single Family       Primary           Refinance            Standard       65.80
   0029777729      VA    22101     Single Family       Primary           Purchase             Standard       78.11
   0029777737      CO    80104          PUD            Primary           Purchase             Standard       79.99
   0029777745      NC    28226     Single Family       Primary           Purchase             Standard       80.00
   0029777760      MN    55126     Single Family       Primary           Purchase             Standard       80.00
   0029777778      CA    91604     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0029777810      CA    95377     Single Family       Primary           Refinance            Reduced        77.74
   0029777828      CA    92692          PUD            Primary           Purchase             Reduced        77.79
   0029777836      IN    46077     Single Family       Primary           Purchase             Reduced        79.99
   0029777844      CA    94550     Single Family       Primary           Purchase             Reduced        68.88
   0029777851      NV    89509          PUD            Primary           Purchase             Standard       80.00
   0029777869      NV    89511          PUD            Primary           Refinance            Reduced        67.82
   0029777877      RI    02806     Single Family       Primary           Purchase             Reduced        80.00
   0029777885      UT    84020     Single Family       Primary           Purchase             Standard       94.99
   0029777893      NM    55347     Single Family       Primary           Purchase             Reduced        80.00
   0029777901      AZ    85296          PUD            Primary           Purchase             Standard       79.62
   0029777919      CA    94513     Single Family       Primary           Purchase             Standard       76.52
   0029777935      FL    34223     Single Family       Primary           Purchase             Standard       79.97
   0029777968      SC    29681          PUD            Primary           Purchase             Reduced        80.00
   0029777976      CA    95616          PUD            Primary           Purchase             Reduced        79.94
   0029777984      AL    36693     Single Family       Primary           Refinance            Standard       80.00
   0029777992      TX    75063          PUD            Primary           Refinance            Standard       78.20
   0029778008      CT    06897     Single Family       Primary           Purchase             Standard       68.96
   0029778016      CO    80403     Single Family       Primary           Refinance            Standard       61.74
   0029778024      VA    23510     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0029778040      CA    94538     Single Family       Primary           Refinance            Reduced        80.00
   0029778057      CO    80241          PUD            Primary           Purchase             Standard       80.00
   0029778065      TX    76092          PUD            Primary           Purchase             Reduced        75.00
   0029778073      VA    20152          PUD            Primary           Purchase             Standard       85.00
   0029778081      FL    34236          PUD            Primary           Purchase             Reduced        75.00
   0029778099      VA    22015          PUD            Primary           Refinance            Standard       79.52
   0029778107      CO    80209     Single Family       Primary           Refinance            Reduced        73.14
   0029778115      CO    80218     Single Family       Primary           Purchase             Standard       73.26
   0029778131      CO    80465          PUD            Primary      Cash-out Refinance        Reduced        72.50
   0029778149      FL    34119     Single Family       Primary           Refinance            Standard       75.00
   0029778156      WA    98119     Single Family       Primary           Purchase             Reduced        59.70
   0029778198      NV    89509          PUD            Primary           Purchase             Standard       65.95
   0029778206      TX    75082          PUD            Primary           Purchase             Reduced        74.99
   0029778214      FL    33441     Single Family       Primary           Purchase             Reduced        80.00
   0029778222      WA    98117     Single Family       Primary           Purchase             Standard       95.00
   0029778230      TX    77382          PUD            Primary           Purchase             Reduced        79.99
   0029778248      CO    80016          PUD            Primary           Purchase             Standard       80.00
   0029778255      FL    33181     Single Family       Primary           Purchase             Reduced        78.86
   0029778271      WA    98198     Single Family       Primary           Purchase             Standard       80.00
   0029778354      CO    80132     Single Family       Primary           Purchase             Reduced        69.99
   0029778446      PA    18966          PUD            Primary           Refinance            Standard       79.26
   0029778453      CA    94513     Single Family       Primary           Purchase             Standard       80.00
   0029778461      VT    05403     Single Family       Primary           Purchase             Reduced        79.61
   0029778479      CA    95020     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0029778487      TX    77356          PUD            Primary           Purchase             Reduced        80.00
   0029778495      TX    75070          PUD            Primary           Refinance            Reduced        73.73
   0029779238      GA    30144          PUD            Primary           Refinance            Reduced        78.25
   0029779279      FL    33908     Single Family       Primary           Refinance            Standard       80.00
   0029779394      CO    80504          PUD            Primary           Refinance            Reduced        79.34
   0029779634      FL    33067          PUD            Primary           Purchase             Standard       79.08
   0029779683      CA    94544          PUD            Primary           Purchase             Standard       71.46
   0029779691      AZ    85253     Single Family       Primary      Cash-out Refinance        Standard       59.85
   0029779709      CA    94550     Single Family       Primary           Purchase             Reduced        54.81
   0029779840      CA    94503     Single Family       Primary           Purchase             Reduced        79.99
   0029779881      CA    94544          PUD            Primary           Purchase             Standard       79.99
   0029780368      CA    92679          PUD            Primary           Purchase             Standard       68.92
   0029780376      CA    91381          PUD            Primary           Purchase             Standard       60.34
   0029780384      CA    93021          PUD            Primary           Purchase             Standard       79.99
   0029780400      CA    93021          PUD            Primary           Purchase             Reduced        79.99
   0029780418      CA    93021          PUD            Primary           Purchase             Reduced        79.99
   0029780426      CA    91381          PUD            Primary           Purchase             Reduced        79.98
   0029780806      CA    94550     Single Family       Primary           Purchase             Standard       57.25
   0029780822      CA    94544          PUD            Primary           Purchase             Standard       79.99
   0029780848      CA    94544          PUD            Primary           Purchase             Standard       79.99
   0099014755      DC    20024          PUD            Primary           Purchase             Reduced        79.99
   0099031627      VA    23120          PUD            Primary           Refinance            Reduced        90.00
   0099031916      GA    30022          PUD            Primary           Purchase             Standard       80.00
   0099035743      CO    80439          PUD            Primary           Refinance            Standard       58.33
   0099037848      NC    27615     Single Family       Primary           Purchase             Reduced        76.18
   0099037871      NC    27613          PUD            Primary           Purchase             Reduced        77.79
   0099037970      VA    20176          PUD            Primary           Purchase             Reduced        79.99
   0099038606      CA    95023     Single Family       Primary           Refinance            Standard       56.06
   0099038770      VA    20120          PUD            Primary           Purchase             Standard       80.00
   0099039182      MD    20711     Single Family       Primary           Purchase             Standard       80.00
   0099040115      VA    20191          PUD            Primary           Purchase             Reduced        80.00
   0099040180      VA    22207     Single Family       Primary           Purchase             Reduced        80.00
   0099040339      VA    20176          PUD            Primary           Purchase             Reduced        79.98
   0099040396      NC    28105     Single Family       Primary           Purchase             Reduced        80.00
   0099040453      MD    20777          PUD            Primary           Purchase             Standard       80.00
   0099044489      VA    20152          PUD            Primary           Purchase             Reduced        80.00
   0099044497      MD    20896     Single Family       Primary           Purchase             Reduced        80.00
   0099044505      NC    28036          PUD            Primary           Refinance            Reduced        73.18
   0099044547      CA    93420          PUD            Primary           Purchase             Standard       79.91
   0099045163      CA    95376     Single Family       Primary           Refinance            Standard       79.74
   0099045296      CA    95125     Single Family       Primary      Cash-out Refinance        Standard       69.44
   0099046518      CA    92075          PUD            Primary           Purchase             Reduced        80.00
   0099046823      CA    92014     Single Family       Primary           Refinance            Standard       74.30
   0099046898      CO    80525          PUD            Primary           Refinance            Standard       46.85
   0099047045      CA    94536     Single Family       Primary           Purchase             Standard       80.00
   0099047151      VA    22039          PUD            Primary           Purchase             Reduced        54.21
   0099047169      NC    27615          PUD            Primary           Purchase             Reduced        79.59
   0099047730      NC    27514     Single Family       Primary           Purchase             Standard       80.00
   0099047979      CA    94066     Single Family       Primary           Refinance            Standard       63.33
   0099048456      CO    81623     Single Family       Primary      Cash-out Refinance        Standard       70.00
   0099048597      CA    90278      Condominimum       Primary           Refinance            Standard       72.27
   0099048878      MI    48306     Single Family       Primary           Refinance            Reduced        79.05
   0099049322      CA    92130     Single Family       Primary           Purchase             Standard       70.00
   0099049546      VA    22039          PUD            Primary           Purchase             Reduced        80.00
   0099049587      CA    94015     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0099049736      CO    80920          PUD            Primary           Purchase             Reduced        79.98
   0099049967      CA    90703          PUD            Primary      Cash-out Refinance        Standard       67.30
   0099049983      FL    33324          PUD            Primary           Refinance            Standard       80.00
   0099050411      VA    22182          PUD            Primary           Purchase             Standard       79.99
   0099050452      VA    22310          PUD            Primary           Purchase             Reduced        80.00
   0099050510      VA    20112     Single Family       Primary           Purchase             Reduced        79.99
   0099051161      MI    48170     Single Family       Primary           Purchase             Standard       79.17
   0099051575      GA    30004     Single Family       Primary           Purchase             Standard       80.00
   0099051955      CA    94951     Single Family       Primary      Cash-out Refinance        Standard       70.00
   0099052268      CA    95037     Single Family       Primary      Cash-out Refinance        Standard       59.52
   0099052656      VA    20148          PUD            Primary           Purchase             Reduced        79.99
   0099052680      NC    28645     Single Family       Primary           Refinance            Reduced        75.00
   0099053043      VA    22101     Single Family       Primary           Purchase             Reduced        80.00
   0099053050      VA    20176          PUD            Primary           Purchase             Reduced        77.63
   0099053068      VA    22101     Single Family       Primary           Refinance            Reduced        52.74
   0099053076      VA    20165          PUD            Primary           Refinance            Reduced        80.00
   0099053647      IL    60010     Single Family       Primary      Cash-out Refinance        Standard       58.82
   0099054439      MN    55125     Single Family       Primary           Refinance            Standard       78.65
   0099054983      NY    10304     Single Family       Primary      Cash-out Refinance        Standard       73.56
   0099055139      CA    93117     Single Family       Primary      Cash-out Refinance        Standard       70.55
   0099055451      CA    95008     Single Family       Primary           Purchase             Standard       80.00
   0099055717      VA    20112          PUD            Primary           Purchase             Reduced        79.99
   0099056061      CA    95133     Single Family       Primary           Refinance            Standard       77.20
   0099056178      CA    94536          PUD            Primary      Cash-out Refinance        Standard       50.83
   0099056301      CO    80304     Single Family      Investor           Purchase             Reduced        75.00
   0099056491      MD    21037          PUD            Primary           Purchase             Standard       79.99
   0099056574      VA    22182          PUD            Primary           Purchase             Standard       80.00
   0099056731      CO    80129          PUD            Primary      Cash-out Refinance        Reduced        69.19
   0099056749      CA    94904     Single Family       Primary      Cash-out Refinance        Standard       45.31
   0099056756      CA    94303     Single Family       Primary      Cash-out Refinance        Standard       33.69
   0099056897      MD    21054     Single Family       Primary           Refinance            Standard       65.36
   0099056954      VA    22312     Single Family       Primary           Purchase             Reduced        80.00
   0099057002      VA    20176          PUD            Primary           Refinance            Reduced        80.00
   0099057085      CA    91423     Single Family       Primary           Refinance            Standard       74.67
   0099057259      CA    94403     Single Family       Primary      Cash-out Refinance        Standard       74.00
   0099057267      CA    94587     Single Family       Primary      Cash-out Refinance        Standard       64.10
   0099057531      CO    80134          PUD            Primary           Purchase             Reduced        80.00
   0099057549      CO    80209      Condominimum       Primary           Purchase             Standard       80.00
   0099057895      CA    92679          PUD            Primary      Cash-out Refinance        Standard       66.91
   0099057903      VA    22027          PUD            Primary           Purchase             Reduced        69.33
   0099057986      WA    98033     Single Family       Primary      Cash-out Refinance        Standard       65.38
   0099058786      VA    22046     Single Family       Primary           Purchase             Reduced        80.00
   0099058802      CO    80906          PUD            Primary           Refinance            Standard       50.00
   0099058968      VA    22124          PUD            Primary           Purchase             Reduced        65.74
   0099059016      NJ    08057     Single Family       Primary           Purchase             Standard       80.00
   0099059164      FL    33139     Single Family       Primary           Refinance            Standard       55.90
   0099059172      OR    97405          PUD            Primary           Refinance            Standard       89.99
   0099059198      CA    94127     Single Family       Primary      Cash-out Refinance        Standard       56.08
   0099059560      CA    94536          PUD            Primary      Cash-out Refinance        Standard       63.34
   0099059644      MD    21054          PUD            Primary           Refinance            Standard       78.22
   0099060204      CA    92130     Single Family       Primary           Refinance            Reduced        78.31
   0099060295      CO    80501          PUD            Primary      Cash-out Refinance        Reduced        69.23
   0099061608      CO    80110     Single Family       Primary           Purchase             Standard       80.00
   0099061822      VA    22030          PUD            Primary           Purchase             Reduced        79.99
   0099062010      CO    80129          PUD            Primary           Purchase             Standard       79.99
   0099062705      CO    80206     Single Family       Primary      Cash-out Refinance        Standard       64.22
   0099062713      CA    94070     Single Family       Primary      Cash-out Refinance        Standard       50.00
   0099062929      CA    94024     Single Family       Primary           Refinance            Standard       33.50
   0099062952      CA    95014      Condominimum       Primary           Refinance            Standard       75.29
   0099063182      CA    94506          PUD            Primary      Cash-out Refinance        Standard       60.00
   0099064164      CA    95118     Single Family       Primary      Cash-out Refinance        Standard       65.18
   0099064214      CA    92064          PUD            Primary           Refinance            Reduced        44.40
   0099065104      CA    90266     Single Family       Primary           Refinance            Standard       48.52
   0099065344      CA    95023     Single Family       Primary      Cash-out Refinance        Reduced        59.70
   0099065435      VA    22124     Single Family       Primary           Refinance            Reduced        80.00
   0099065617      VA    22207     Single Family       Primary           Refinance            Standard       79.23
   0099065724      CA    92008          PUD            Primary           Purchase             Standard       79.99
   0099065799      CA    94022     Single Family       Primary           Purchase             Standard       58.06
   0099066094      CA    93035          PUD            Primary      Cash-out Refinance        Standard       66.36
   0099066144      CA    92129     Single Family       Primary           Purchase             Standard       90.00
   0099066243      CO    80465          PUD            Primary           Purchase             Reduced        63.29
   0099066300      CA    94061       Two Family        Primary      Cash-out Refinance        Standard       58.44
   0099066359      CO    80920          PUD            Primary           Purchase             Reduced        77.81
   0099066375      CA    94030     Single Family       Primary      Cash-out Refinance        Standard       55.33
   0099066441      CO    81623       Townhouse         Primary           Refinance            Standard       80.00
   0099066490      GA    30004          PUD            Primary           Purchase             Standard       79.99
   0099066623      CA    94070     Single Family       Primary      Cash-out Refinance        Standard       66.14
   0099066664      MD    21401     Single Family       Primary           Purchase             Standard       80.00
   0099066672      MD    21042     Single Family       Primary           Purchase             Standard       77.09
   0099066680      MD    21054     Single Family       Primary           Purchase             Standard       80.00
   0099066771      GA    30004          PUD            Primary           Purchase             Reduced        80.00
   0099066987      VA    20169          PUD            Primary           Purchase             Reduced        79.99
   0099067043      CA    94947     Single Family       Primary      Cash-out Refinance        Standard       45.55
   0099067084      CA    94116     Single Family       Primary           Refinance            Reduced        75.24
   0099067266      NY    11790     Single Family       Primary           Purchase             Standard       80.00
   0099067274      CA    95037     Single Family       Primary      Cash-out Refinance        Reduced        43.68
   0099067431      GA    30114     Single Family       Primary           Purchase             Standard       89.98
   0099067530      CA    92653          PUD            Primary           Purchase             Standard       68.62
   0099068074      CA    94558     Single Family       Primary      Cash-out Refinance        Standard       64.61
   0099068173      CA    95070     Single Family       Primary      Cash-out Refinance        Standard       36.00
   0099068389      TX    77379          PUD            Primary           Purchase             Standard       79.99
   0099068561      AL    35213     Single Family       Primary           Purchase             Reduced        70.00
   0099068579      CO    80219     Single Family       Primary           Purchase             Standard       90.00
   0099068702      CO    80202      Condominimum       Primary      Cash-out Refinance        Standard       70.79
   0099068934      NY    11235    High-Rise Condo      Primary           Purchase             Standard       88.88
   0099069205      WI    53217     Single Family       Primary           Purchase             Standard       80.00
   0099070716      MI    48103          PUD            Primary      Cash-out Refinance        Standard       68.88
   0099070773      CA    94131       Two Family        Primary      Cash-out Refinance        Standard       42.70
   0099070906      CA    94044     Single Family       Primary           Purchase             Standard       67.04
   0099071649      IL    60134          PUD            Primary           Purchase             Standard       79.99
   0099071730      GA    30319     Single Family       Primary      Cash-out Refinance        Standard       69.89
   0099071953      CA    94109    High-Rise Condo      Primary           Purchase             Standard       80.00
   0099072399      CA    95076     Single Family       Primary      Cash-out Refinance        Reduced        68.58
   0099072472      CA    92130          PUD            Primary           Refinance            Standard       66.43
   0099072621      CA    94611     Single Family       Primary      Cash-out Refinance        Standard       45.28
   0099072761      GA    30066     Single Family       Primary           Purchase             Standard       79.98
   0099072977      CA    94087     Single Family       Primary           Purchase             Reduced        78.49
   0099073009      CO    80129          PUD            Primary           Purchase             Reduced        80.00
   0099073017      CO    80919          PUD            Primary           Purchase             Reduced        80.00
   0099073611      CA    92692          PUD            Primary           Purchase             Standard       79.99
   0099073728      AZ    85262          PUD            Primary           Refinance            Standard       71.80
   0099073959      CO    80135     Single Family       Primary      Cash-out Refinance        Standard       69.64
   0099074072      VA    22207     Single Family       Primary           Refinance            Standard       48.87
   0099074122      CA    94116     Single Family       Primary      Cash-out Refinance        Standard       75.00
   0099074379      CA    92037     Single Family       Primary      Cash-out Refinance        Standard       55.00
   0099074510      CA    94930     Single Family       Primary           Purchase             Reduced        80.00
   0099074999      AL    35242          PUD            Primary           Refinance            Standard       78.46
   0099075012      TX    77024     Single Family       Primary           Refinance            Standard       50.00
   0099075061      TX    77079          PUD            Primary           Purchase             Standard       80.00
   0099075236      CA    92315     Single Family      Secondary          Purchase             Standard       80.00
   0099075608      CA    95662          PUD            Primary           Purchase             Standard       66.83
   0099075921      NJ    08502          PUD            Primary           Purchase             Standard       67.99
   0099076226      FL    32308     Single Family       Primary           Refinance            Standard       87.02
   0099076408      AZ    85374          PUD            Primary           Purchase             Standard       79.91
   0099076580      CA    94112     Single Family       Primary      Cash-out Refinance        Reduced        69.10
   0099076838      VA    20152          PUD            Primary           Purchase             Standard       80.00
   0099076853      CO    80211     Single Family       Primary           Purchase             Standard       80.00
   0099076887      VA    20165          PUD            Primary           Purchase             Reduced        79.99
   0099076895      CA    92130     Single Family       Primary           Purchase             Standard       80.00
   0099078255      CA    93013     Single Family       Primary           Refinance            Standard       42.78
   0099078982      CO    80123          PUD            Primary           Refinance            Standard       79.03
   0099078990      CA    94509     Single Family       Primary           Purchase             Standard       79.08
   0099079063      CA    94552          PUD            Primary           Refinance            Standard       74.71
   0099079188      CA    94538     Single Family       Primary      Cash-out Refinance        Standard       64.51
   0099079766      TX    77027          PUD            Primary           Purchase             Reduced        47.05
   0099082000      CO    80138          PUD            Primary           Purchase             Standard       89.99
   0099082232      CA    92130     Single Family       Primary           Purchase             Standard       74.54
   0099083321      CA    92111     Single Family       Primary           Purchase             Standard       80.00
   0099085383      MD    21108          PUD            Primary           Purchase             Reduced        91.66
   0099086043      CA    91381          PUD            Primary           Purchase             Standard       79.99
   0099086399      CA    95472     Single Family       Primary      Cash-out Refinance        Reduced        68.67
   0099087124      TX    78750     Single Family       Primary           Purchase             Reduced        80.00
   0099088254      CA    94558     Single Family       Primary           Purchase             Standard       57.42
   0099089757      CA    94949     Single Family       Primary           Refinance            Reduced        72.00
   0099089872      TN    38111     Single Family       Primary           Refinance            Reduced        42.50
   0099095176      OR    97209      Condominimum       Primary           Purchase             Reduced        79.99
   0099096505      NY    11742     Single Family       Primary           Purchase             Standard       79.59
   0099096661      CA    90720     Single Family       Primary           Refinance            Standard       83.21
   0099099087      NC    27608          PUD            Primary           Purchase             Standard       79.43
   0099105660      TX    79707          PUD            Primary           Refinance            Standard       70.00
   0099112880      TX    77005     Single Family       Primary           Purchase             Reduced        80.00
   6000275807      CA    95035     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6000512159      CA    91377     Single Family       Primary           Purchase              Rapid         78.32
   6001244133      CA    95127     Single Family       Primary           Purchase              Rapid         89.90
   6003465637      GA    30327     Single Family       Primary      Cash-out Refinance        Standard       41.86
   6003783351      CA    94122     Single Family       Primary           Purchase             Standard       70.45
   6004036635      CA    95123     Single Family       Primary           Purchase             Standard       80.00
   6004079072      CA    95608     Single Family       Primary           Refinance            Standard       61.81
   6005123234      MO    63131     Single Family       Primary           Refinance            Standard       44.82
   6005501892      CA    94404     Single Family       Primary      Cash-out Refinance         Rapid         39.50
   6007414201      CA    91030     Single Family       Primary      Cash-out Refinance         Rapid         73.91
   6007836619      CA    95123     Single Family       Primary           Purchase             Standard       80.00
   6008341775      VA    23188     Single Family       Primary           Refinance            Standard       69.36
   6008818285      CA    92614          PUD            Primary           Purchase              Rapid         78.74
   6009275220      CA    94044       Two Family        Primary           Refinance            Standard       73.53
   6010045372      CA    92679          PUD            Primary           Refinance            Standard       73.27
   6010617576      SC    29928     Single Family      Secondary          Purchase              Rapid         80.00
   6010808571      CA    92009          PUD            Primary           Refinance             Rapid         70.72
   6010845201      CA    94301     Single Family       Primary      Cash-out Refinance        Standard       35.41
   6012121361      GA    30269          PUD            Primary           Purchase              Rapid         79.99
   6014123910      VA    20148          PUD            Primary      Cash-out Refinance         Rapid         74.97
   6016508365      WA    98136     Single Family       Primary           Refinance            Standard       67.53
   6017180677      FL    33326          PUD            Primary           Purchase              Rapid         69.69
   6019327623      CA    94587     Single Family       Primary           Purchase              Rapid         79.99
   6020737703      CA    92067          PUD            Primary           Purchase             Standard       53.11
   6021371833      CA    92646     Single Family       Primary           Refinance            Standard       73.39
   6021385700      TX    77479          PUD            Primary           Purchase             Standard       63.63
   6023897777      CA    95127     Single Family       Primary           Refinance            Standard       79.87
   6024289164      VA    22101     Single Family       Primary           Purchase              Rapid         51.20
   6024700822      SC    29625     Single Family       Primary           Purchase              Rapid         75.00
   6027347126      CA    92211          PUD            Primary      Cash-out Refinance        Standard       60.60
   6028820659      CA    91316     Single Family       Primary           Purchase              Rapid         80.00
   6030293887      CA    91902     Single Family       Primary           Purchase              Rapid         65.71
   6031831966      CA    91208     Single Family       Primary           Purchase              Rapid         80.00
   6032913292      CA    92677          PUD            Primary           Purchase             Standard       80.00
   6033474161      CA    93101     Single Family       Primary           Refinance             Rapid         52.17
   6033643658      CA    94526          PUD            Primary           Refinance            Standard       80.00
   6035373502      CA    94044     Single Family       Primary           Refinance            Standard       89.74
   6036285952      NC    27927     Single Family      Secondary     Cash-out Refinance        Standard       80.00
   6036637509      CA    94303     Single Family       Primary      Cash-out Refinance         Rapid         64.80
   6040519396      CA    94132     Single Family       Primary           Refinance            Standard       38.50
   6040719228      CA    90731     Single Family       Primary           Refinance             Rapid         48.80
   6041140937      CA    90266      Condominimum       Primary           Refinance             Rapid         71.25
   6041966083      CA    95623     Single Family       Primary      Cash-out Refinance         Rapid         68.18
   6042632478      CA    90293     Single Family       Primary           Refinance            Standard       68.06
   6043695391      CA    94132     Single Family       Primary           Purchase              Rapid         80.00
   6045109912      CA    92008     Single Family       Primary      Cash-out Refinance        Standard       70.00
   6046489461      CA    94123      Condominimum       Primary      Cash-out Refinance         Rapid         32.00
   6046641574      CA    94134     Single Family       Primary           Refinance            Standard       70.00
   6047706616      CA    95661     Single Family       Primary           Purchase             Standard       80.00
   6048030958      CA    94024     Single Family       Primary           Refinance             Rapid         20.35
   6049507095      CA    92648          PUD            Primary           Refinance             Rapid         42.87
   6050519229      CA    95123     Single Family       Primary           Purchase             Standard       89.97
   6053021306      CA    92618          PUD            Primary           Purchase              Rapid         79.99
   6053123011      CO    80301          PUD            Primary           Refinance             Rapid         43.10
   6059213345      CA    92707      Four Family        Primary           Purchase             Standard       90.00
   6059650124      CA    90503     Single Family       Primary           Purchase              Rapid         80.00
   6060237788      CA    94598          PUD            Primary           Purchase              Rapid         80.00
   6061561376      FL    33611     Single Family       Primary           Refinance             Rapid         70.77
   6062654576      TX    75070          PUD            Primary           Refinance            Reduced        80.00
   6062658775      CA    94539     Single Family       Primary      Cash-out Refinance        Standard       32.72
   6067898194      CA    94121       Two Family        Primary           Purchase             Standard       78.94
   6067911062      CA    95118     Single Family       Primary      Cash-out Refinance         Rapid         65.62
   6069235221      MD    20815     Single Family       Primary           Purchase              Rapid         69.35
   6070977290      CA    92037     Single Family       Primary           Refinance             Rapid         60.29
   6071113952      CA    94530     Single Family       Primary           Purchase              Rapid         79.07
   6072006502      CA    94566     Single Family       Primary           Purchase              Rapid         80.00
   6073485788      CA    92887          PUD            Primary           Purchase             Standard       80.00
   6074629202      GA    30022          PUD            Primary           Refinance             Rapid         70.94
   6076098133      CA    94110     Single Family       Primary      Cash-out Refinance        Standard       52.41
   6076860227      CA    94526     Single Family       Primary           Purchase             Standard       73.35
   6078060230      CA    95138     Single Family       Primary           Refinance             Rapid         46.42
   6078151146      CA    94303     Single Family       Primary      Cash-out Refinance         Rapid         65.35
   6078449656      CA    95060     Single Family       Primary           Purchase              Rapid         57.64
   6078617740      CA    91107     Single Family       Primary           Purchase             Standard       79.99
   6079090772      CA    92103     Single Family       Primary           Purchase              Rapid         70.70
   6079848872      TX    77401     Single Family       Primary           Purchase             Standard       52.63
   6081104660      CA    94595      Condominimum       Primary           Purchase              Rapid         80.00
   6081827807      CA    92019     Single Family       Primary           Purchase              Rapid         80.00
   6083698107      CA    94404     Single Family       Primary           Purchase             Standard       80.00
   6084737565      CA    94519     Single Family       Primary           Purchase              Rapid         80.00
   6084841904      VA    22301     Single Family       Primary           Refinance             Rapid         57.92
   6085705991      CA    94708     Single Family       Primary           Purchase             Standard       80.00
   6085968441      CA    93023     Single Family       Primary      Cash-out Refinance         Rapid         30.95
   6086528905      CA    92399     Single Family       Primary           Refinance             Rapid         80.00
   6087747892      CA    90066     Single Family       Primary           Purchase             Standard       80.00
   6089761966      CA    95066     Single Family       Primary      Cash-out Refinance        Standard       64.63
   6091967056      CA    94112     Single Family       Primary           Purchase             Standard       80.00
   6093012273      CA    95425     Single Family       Primary           Purchase              Rapid         79.99
   6093144365      CA    95062     Single Family       Primary      Cash-out Refinance         Rapid         55.48
   6093502653      CA    94931     Single Family       Primary      Cash-out Refinance        Standard       70.00
   6093640495      TN    37421     Single Family       Primary           Purchase              Rapid         80.00
   6095827017      CA    94044     Single Family       Primary      Cash-out Refinance        Standard       75.00
   6096074270      VA    22101     Single Family       Primary           Purchase             Standard       80.00
   6096143653      CA    92673          PUD            Primary           Refinance            Standard       45.08
   6099731710      CA    94903     Single Family       Primary           Purchase             Standard       80.00
   6100364147      CA    91711     Single Family       Primary           Purchase             Standard       58.97
   6101301783      FL    33432          PUD            Primary      Cash-out Refinance         Rapid         69.68
   6101816681      CA    94403          PUD            Primary           Purchase              Rapid         80.00
   6103203763      CA    90048     Single Family       Primary      Cash-out Refinance        Standard       54.54
   6106194514      CA    92886     Single Family       Primary           Refinance            Standard       80.00
   6108022010      CA    91104     Single Family       Primary           Refinance            Standard       69.33
   6110025720      CA    95124     Single Family       Primary      Cash-out Refinance        Standard       66.66
   6111728397      VA    20191          PUD            Primary           Purchase              Rapid         80.00
   6111933583      CA    94107      Condominimum       Primary           Purchase              Rapid         80.00
   6112721011      MI    48820     Single Family       Primary           Purchase             Standard       80.00
   6112901282      VA    22301     Single Family       Primary           Purchase             Reduced        80.00
   6113290180      CA    94062     Single Family       Primary           Refinance             Rapid         11.30
   6113698184      CA    95060     Single Family       Primary           Refinance             Rapid         48.23
   6115888072      CA    94025     Single Family       Primary           Refinance            Standard       70.00
   6116482289      CA    95065     Single Family       Primary      Cash-out Refinance         Rapid         61.68
   6116530186      CA    95357       Two Family        Primary           Purchase             Standard       70.00
   6118817193      VA    22030          PUD            Primary      Cash-out Refinance         Rapid         65.21
   6119446489      WA    98282     Single Family       Primary           Purchase             Standard       80.00
   6119732656      WA    98110     Single Family       Primary           Purchase              Rapid         80.00
   6120770661      CA    90275     Single Family       Primary           Refinance         All Ready Home    68.40
   6121373135      CA    94105      Condominimum       Primary           Purchase             Standard       80.00
   6123622265      CA    92673          PUD            Primary           Refinance             Rapid         77.27
   6124026367      DC    20008     Single Family       Primary           Purchase              Rapid         51.38
   6124652428      CA    92253          PUD            Primary      Cash-out Refinance        Standard       33.81
   6125617891      CA    94533          PUD            Primary           Purchase              Rapid         48.83
   6127546338      CA    94005     Single Family       Primary           Refinance             Rapid         61.25
   6129529308      AL    35244     Single Family       Primary           Purchase             Standard       76.19
   6130326942      CA    95121     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6130516963      IA    50038     Single Family       Primary           Refinance             Rapid         73.52
   6132156800      CA    91207     Single Family       Primary           Purchase              Rapid         80.00
   6132314672      FL    34108    High-Rise Condo     Investor           Purchase             Standard       60.60
   6135024799      PA    19422     Single Family       Primary           Purchase             Standard       80.00
   6135427828      CA    91001     Single Family       Primary           Purchase              Rapid         80.00
   6136498307      CA    91709          PUD            Primary           Purchase              Rapid         80.00
   6137333701      CA    90704    High-Rise Condo      Primary           Purchase              Rapid         80.00
   6140531630      CA    94114      Condominimum       Primary           Purchase              Rapid         80.00
   6140724193      NY    10594     Single Family       Primary           Refinance             Rapid         80.00
   6141722725      CA    91108     Single Family       Primary           Purchase              Rapid         80.00
   6142323135      CA    94530     Single Family       Primary           Purchase              Rapid         48.00
   6142943429      CA    91106     Single Family       Primary           Refinance            Standard       31.30
   6143969944      NC    27858     Single Family       Primary           Purchase              Rapid         80.00
   6144125322      WA    98055     Single Family       Primary           Purchase              Rapid         79.97
   6145123359      CA    92009     Single Family       Primary           Purchase              Rapid         80.00
   6145891674      CA    94544     Single Family       Primary           Refinance            Standard       70.00
   6146164766      CA    95628     Single Family       Primary           Refinance             Rapid         79.33
   6146709347      SC    29407          PUD            Primary           Purchase              Rapid         80.00
   6146766842      NC    28117          PUD            Primary           Refinance             Rapid         79.24
   6148322305      CA    94539     Single Family       Primary      Cash-out Refinance         Rapid         54.86
   6149043330      GA    30305     Single Family       Primary           Refinance            Standard       29.27
   6150145115      CA    92007     Single Family       Primary           Purchase              Rapid         80.00
   6150396551      CA    95215     Single Family       Primary           Purchase              Rapid         80.00
   6151285373      NC    28717     Single Family      Secondary          Refinance             Rapid         57.79
   6151588776      CA    92027     Single Family       Primary           Refinance             Rapid         56.85
   6152244221      CA    92679          PUD            Primary           Purchase             Standard       65.21
   6153843104      CA    94530     Single Family       Primary      Cash-out Refinance        Standard       70.58
   6154516683      CA    93010     Single Family       Primary           Refinance             Rapid         60.43
   6157863033      CA    90274     Single Family       Primary           Purchase              Rapid         51.60
   6160810617      CA    94118      Three Family       Primary           Purchase             Standard       80.00
   6160981152      VA    22193     Single Family       Primary           Purchase             Standard       80.00
   6162417072      CA    95112     Single Family       Primary           Refinance            Standard       55.31
   6162697731      CA    94555     Single Family       Primary           Purchase             Standard       78.04
   6162999442      FL    33146     Single Family       Primary           Purchase              Rapid         78.49
   6164378074      CA    91604     Single Family       Primary      Cash-out Refinance        Standard       61.11
   6164551167      AZ    86404     Single Family       Primary           Refinance            Standard       69.07
   6165658177      CA    91737          PUD            Primary           Purchase              Rapid         72.70
   6166661055      CA    91745     Single Family       Primary           Purchase             Standard       95.00
   6170000381      CA    95051     Single Family       Primary      Cash-out Refinance        Standard       54.34
   6171027110      TN    37027          PUD            Primary           Purchase             Standard       79.59
   6173038958      CA    92886     Single Family       Primary      Cash-out Refinance         Rapid         69.98
   6174027554      CA    94941     Single Family       Primary      Cash-out Refinance        Standard       55.88
   6174059763      CA    92886          PUD            Primary           Refinance             Rapid         74.75
   6174304136      CA    94108    High-Rise Condo      Primary      Cash-out Refinance         Rapid         70.00
   6174601606      CA    94306     Single Family       Primary           Refinance            Standard       61.20
   6175866026      CA    92067     Single Family       Primary           Refinance            Standard       17.00
   6176384334      NC    28211     Single Family       Primary           Purchase              Rapid         80.00
   6178238165      CA    90803     Single Family       Primary           Refinance         All Ready Home    55.66
   6181378453      CA    92656          PUD            Primary           Purchase              Rapid         80.00
   6181889731      CA    90069     Single Family       Primary      Cash-out Refinance        Standard       54.54
   6182052685      CA    95425     Single Family       Primary      Cash-out Refinance         Rapid         65.29
   6182220696      MI    48187     Single Family       Primary           Purchase              Rapid         80.00
   6182710514      GA    30350          PUD            Primary           Purchase              Rapid         69.44
   6183813051      VA    20194          PUD            Primary           Purchase             Standard       80.00
   6186376916      CA    94506          PUD            Primary      Cash-out Refinance        Standard       66.98
   6191691929      CA    95046     Single Family       Primary           Refinance             Rapid         28.76
   6194764244      CA    95242     Single Family       Primary           Purchase              Rapid         80.00
   6195462830      CA    94611     Single Family       Primary           Purchase              Rapid         52.84
   6196073495      CA    94030     Single Family       Primary           Refinance             Rapid         64.69
   6198167295      NV    89052          PUD            Primary           Purchase             Standard       80.00
   6200307574      AZ    86305     Single Family       Primary      Cash-out Refinance         Rapid         58.82
   6203518177      CA    92009          PUD            Primary           Refinance             Rapid         68.96
   6204093287      CA    94131     Single Family       Primary           Purchase              Rapid         80.00
   6204576612      VA    23454     Single Family       Primary           Purchase              Rapid         80.00
   6205041046      CA    91941     Single Family       Primary           Refinance             Rapid         64.78
   6205058180      CA    95138          PUD            Primary      Cash-out Refinance        Standard       40.66
   6205603225      VA    22124     Single Family       Primary           Purchase             Standard       80.00
   6206439561      PA    19348          PUD            Primary           Purchase             Standard       55.64
   6208392511      VA    22039          PUD            Primary           Purchase              Rapid         80.00
   6208786274      NY    10804     Single Family       Primary      Cash-out Refinance        Standard       80.00
   6209470969      CA    92656          PUD            Primary           Purchase              Rapid         80.00
   6210673411      MD    21204     Single Family       Primary           Purchase              Rapid         90.00
   6212248667      CA    92101    High-Rise Condo      Primary           Purchase             Standard       80.00
   6212443060      CA    94127     Single Family       Primary      Cash-out Refinance        Standard       52.14
   6212962564      CA    92253          PUD            Primary           Refinance             Rapid         64.03
   6213842161      CA    91356     Single Family       Primary      Cash-out Refinance        Standard       61.41
   6214393974      CA    91709     Single Family       Primary           Purchase              Rapid         66.66
   6214555432      CA    95123     Single Family       Primary      Cash-out Refinance        Standard       63.88
   6215225670      CA    94131     Single Family       Primary           Purchase              Rapid         55.16
   6215878098      CA    94536     Single Family       Primary           Purchase             Standard       80.00
   6217777751      CA    95356     Single Family       Primary           Refinance            Standard       78.77
   6218896865      CA    90630     Single Family       Primary           Refinance            Standard       77.77
   6218991815      NY    11218     Single Family       Primary           Purchase              Rapid         80.00
   6219362271      CA    95110     Single Family       Primary           Refinance            Standard       83.68
   6220180688      FL    34990     Single Family      Secondary          Purchase              Rapid         80.00
   6220260837      CA    94920      Condominimum       Primary           Refinance            Standard       69.33
   6220505603      NY    11365     Single Family       Primary           Purchase              Rapid         80.00
   6221251942      VA    20120          PUD            Primary           Purchase              Rapid         79.99
   6221534263      CA    94598     Single Family       Primary           Refinance             Rapid         47.72
   6222107721      CA    92694          PUD            Primary           Purchase              Rapid         78.47
   6222640655      CA    95121     Single Family       Primary           Refinance            Standard       75.81
   6223954394      CA    94960     Single Family       Primary           Purchase             Standard       50.50
   6224069085      CA    94116     Single Family       Primary           Purchase             Standard       80.00
   6227117725      CA    95003          PUD            Primary           Refinance             Rapid         69.02
   6228024185      DC    20016     Single Family       Primary           Purchase              Rapid         80.00
   6229972325      MD    20854     Single Family       Primary           Purchase              Rapid         65.98
   6230590991      CA    92007     Single Family       Primary           Purchase             Standard       70.00
   6231034890      OH    43082     Single Family       Primary           Refinance             Rapid         77.99
   6231396414      CA    94134     Single Family       Primary           Purchase             Standard       80.00
   6232736162      NC    28210          PUD            Primary           Purchase             Standard       80.00
   6234331681      MD    21658     Single Family       Primary           Purchase             Standard       80.00
   6236645849      CA    95023     Single Family       Primary           Purchase              Rapid         80.00
   6237259327      CA    94080     Single Family       Primary           Refinance             Rapid         78.75
   6238769381      CA    94545     Single Family       Primary      Cash-out Refinance        Standard       68.83
   6238786641      TN    37205     Single Family       Primary           Refinance            Standard       68.42
   6239661744      NC    27927          PUD           Secondary          Purchase             Standard       80.00
   6240038346      CA    90290     Single Family       Primary           Purchase              Rapid         75.00
   6245617136      CA    92037     Single Family       Primary      Cash-out Refinance        Standard       65.93
   6246422783      CA    94015     Single Family       Primary           Refinance             Rapid         66.73
   6247999300      CA    96137          PUD            Primary           Refinance            Standard       47.05
   6249811776      CA    92264     Single Family       Primary      Cash-out Refinance         Rapid         69.34
   6252012601      CA    95020     Single Family       Primary      Cash-out Refinance        Standard       45.89
   6252187544      CA    90505     Single Family       Primary           Purchase              Rapid         66.66
   6254226852      VA    22207     Single Family       Primary           Purchase              Rapid         80.00
   6256158475      CA    94928     Single Family       Primary           Refinance             Rapid         76.68
   6258555207      FL    32667     Single Family       Primary           Purchase             Standard       80.00
   6258954897      CA    94576     Single Family      Investor           Refinance            Standard       54.88
   6260864472      CA    92679          PUD            Primary           Refinance             Rapid         65.66
   6261391608      CA    94002     Single Family       Primary           Refinance            Standard       80.00
   6262951186      CA    92270          PUD           Secondary          Refinance            Standard       63.23
   6265137031      NV    89113          PUD            Primary           Refinance            Standard       80.00
   6265302429      CA    90277      Condominimum       Primary           Purchase              Rapid         69.10
   6266606919      CA    90803          PUD            Primary           Purchase              Rapid         80.00
   6268670442      MD    20815     Single Family       Primary           Refinance             Rapid         75.59
   6268964217      CA    95831          PUD            Primary           Refinance             Rapid         80.00
   6269960123      NV    89129          PUD            Primary           Refinance             Rapid         85.42
   6270168385      CA    95448     Single Family       Primary      Cash-out Refinance        Standard       47.31
   6270304618      SC    29414          PUD            Primary           Refinance             Rapid         70.00
   6270399550      CA    91504          PUD            Primary           Purchase              Rapid         69.24
   6274491577      CA    95628     Single Family       Primary           Purchase              Rapid         80.00
   6275936836      CA    95128       Two Family        Primary           Purchase             Standard       80.00
   6276212922      CA    92694          PUD            Primary           Purchase              Rapid         80.06
   6279141854      CA    95037     Single Family       Primary           Refinance            Standard       41.58
   6280448587      CA    90621          PUD            Primary           Refinance             Rapid         71.81
   6281964814      CA    95762     Single Family       Primary           Purchase              Rapid         80.00
   6282261947      CA    94131          PUD            Primary           Purchase              Rapid         69.23
   6284019491      CA    94085     Single Family       Primary           Refinance             Rapid         78.51
   6286344434      CA    92024     Single Family       Primary      Cash-out Refinance        Standard       59.17
   6287234261      CA    94080     Single Family       Primary           Purchase              Rapid         80.00
   6287411455      FL    32224     Single Family       Primary           Refinance             Rapid         69.69
   6288330654      CA    92107     Single Family       Primary      Cash-out Refinance        Standard       67.39
   6288848028      CA    95117     Single Family       Primary           Purchase              Rapid         61.90
   6291433032      CA    94025     Single Family       Primary           Purchase              Rapid         20.00
   6294017576      CA    95747          PUD            Primary           Purchase              Rapid         80.00
   6294149908      CA    94536     Single Family       Primary           Purchase              Rapid         50.34
   6297736503      CA    95322     Single Family      Investor           Purchase             Standard       57.69
   6297807452      MD    20905          PUD            Primary           Purchase             Standard       80.00
   6302516999      CA    91403     Single Family       Primary           Purchase             Standard       80.00
   6302661027      CA    95492     Single Family       Primary      Cash-out Refinance        Standard       69.08
   6304205179      CA    92008          PUD            Primary           Purchase              Rapid         80.00
   6304885012      CA    95035     Single Family       Primary           Refinance            Standard       62.38
   6305819309      MA    02638     Single Family      Secondary          Purchase              Rapid         61.90
   6305924380      CA    94611     Single Family       Primary           Refinance             Rapid         76.17
   6306546893      CA    95476     Single Family       Primary           Refinance             Rapid         59.49
   6307162682      CA    90065     Single Family       Primary           Purchase              Rapid         80.00
   6309795349      CA    92651     Single Family       Primary           Purchase             Standard       80.00
   6310874638      CA    90274     Single Family       Primary           Purchase              Rapid         78.31
   6312694190      CA    94015     Single Family       Primary      Cash-out Refinance        Standard       73.11
   6314101178      OR    97219     Single Family       Primary           Purchase              Rapid         80.00
   6314502680      VA    20164          PUD            Primary           Purchase              Rapid         80.00
   6315813052      CA    90405     Single Family       Primary           Refinance             Rapid         66.66
   6315869161      CA    94066     Single Family       Primary           Refinance            Standard       71.90
   6323677218      OK    74137     Single Family       Primary           Refinance            Standard       78.74
   6326009716      MD    21654     Single Family       Primary      Cash-out Refinance        Standard       48.06
   6327214190      CA    94062      Condominimum       Primary           Purchase              Rapid         80.00
   6328899734      CA    94611     Single Family       Primary           Refinance            Standard       80.00
   6329589995      CA    92614      Condominimum       Primary           Purchase              Rapid         76.90
   6331052511      CA    92084     Single Family      Secondary          Refinance             Rapid         79.05
   6331604303      MA    01747     Single Family       Primary           Purchase             Standard       90.00
   6331803061      CA    91001     Single Family       Primary      Cash-out Refinance        Standard       67.73
   6333229109      VA    22079          PUD            Primary           Purchase             Standard       80.00
   6335022106      CA    90274     Single Family       Primary           Purchase              Rapid         80.00
   6335129117      DC    20002     Single Family       Primary      Cash-out Refinance        Standard       54.49
   6335831282      TX    77027          PUD            Primary           Purchase             Standard       80.00
   6335990732      CA    91770     Single Family       Primary           Refinance             Rapid         89.88
   6338234286      VA    22202     Single Family       Primary           Purchase             Standard       80.00
   6338237453      MD    20815     Single Family       Primary           Refinance             Rapid         42.10
   6338780593      CA    90275     Single Family       Primary           Purchase              Rapid         51.21
   6341920012      GA    30022     Single Family       Primary           Purchase             Standard       76.00
   6342692057      FL    34109          PUD            Primary           Refinance             Rapid         73.46
   6346354910      CA    94708     Single Family       Primary           Refinance             Rapid         64.70
   6346468322      VA    20171     Single Family       Primary           Refinance             Rapid         62.92
   6349894755      CA    94526          PUD            Primary           Refinance             Rapid         64.40
   6351147100      CA    92130          PUD            Primary           Purchase             Standard       70.92
   6352986142      VA    22039          PUD            Primary           Purchase              Rapid         80.00
   6354374487      CA    95120     Single Family       Primary      Cash-out Refinance        Standard       64.34
   6354578996      VA    22205     Single Family       Primary           Purchase             Standard       80.00
   6356871977      DC    20009      Condominimum       Primary           Refinance            Standard       56.48
   6357725693      CA    95628     Single Family       Primary           Purchase              Rapid         80.00
   6359103196      CA    95125     Single Family       Primary           Refinance             Rapid         76.12
   6359704910      CA    90605     Single Family       Primary           Purchase             Standard       70.05
   6360916370      CO    81225     Single Family      Secondary          Refinance             Rapid         52.00
   6360999996      VA    22207     Single Family       Primary           Purchase             Standard       80.00
   6362530666      TX    77379          PUD            Primary           Purchase             Standard       79.99
   6372021870      CA    94510     Single Family       Primary           Purchase             Standard       80.00
   6373876348      MD    20854     Single Family       Primary           Refinance            Standard       80.00
   6376720899      CA    94587     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6377585747      CA    94539     Single Family       Primary           Refinance             Rapid         38.00
   6378615766      VA    23229     Single Family       Primary           Refinance             Rapid         82.13
   6378944166      CA    94303          PUD            Primary           Purchase             Standard       79.99
   6379496174      CA    94539     Single Family       Primary      Cash-out Refinance        Standard       69.56
   6380708963      CA    91208          PUD            Primary           Purchase              Rapid         80.00
   6381204319      CA    95033     Single Family       Primary      Cash-out Refinance        Standard       61.00
   6381917506      CA    92124     Single Family       Primary           Purchase              Rapid         79.94
   6381987129      CA    94044     Single Family       Primary           Purchase              Rapid         66.66
   6384789688      CA    92646     Single Family       Primary      Cash-out Refinance         Rapid         74.56
   6384891765      CA    93950     Single Family       Primary      Cash-out Refinance         Rapid         36.61
   6385404212      FL    33180          PUD           Secondary          Purchase             Standard       79.99
   6386005992      CA    92064     Single Family       Primary           Purchase             Standard       80.00
   6390233960      CA    90720     Single Family       Primary           Purchase              Rapid         80.00
   6390627393      CA    94117     Single Family       Primary           Refinance            Standard       52.65
   6392926132      CA    92602          PUD            Primary           Purchase              Rapid         79.98
   6393545659      CA    94598     Single Family       Primary           Refinance             Rapid         64.64
   6397108330      FL    34134    High-Rise Condo      Primary      Cash-out Refinance        Standard       70.00
   6399417606      GA    30305     Single Family       Primary      Cash-out Refinance        Standard       68.42
   6400393267      CA    95125     Single Family       Primary      Cash-out Refinance        Standard       61.40
   6400645674      CA    91773          PUD            Primary      Cash-out Refinance         Rapid         78.43
   6401720054      NY    10307       Two Family        Primary           Purchase             Standard       80.00
   6404783885      CA    94901     Single Family       Primary           Refinance             Rapid         66.22
   6409923734      CA    94598     Single Family       Primary      Cash-out Refinance        Standard       62.93
   6411068866      CA    92130          PUD            Primary           Purchase              Rapid         80.00
   6413177301      CA    94595     Single Family       Primary           Purchase              Rapid         61.86
   6413369429      CA    94947          PUD            Primary           Purchase             Standard       80.00
   6413732345      CA    94515     Single Family       Primary           Refinance            Standard       72.41
   6414234028      CA    92630          PUD            Primary           Refinance             Rapid         53.63
   6416884978      CA    95125     Single Family       Primary           Purchase              Rapid         54.28
   6417077531      CA    94536     Single Family       Primary           Refinance             Rapid         70.71
   6417400626      MD    21401          PUD            Primary           Refinance             Rapid         79.12
   6420983709      CA    96145          PUD            Primary           Refinance            Standard       62.50
   6421442515      CA    91765     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6421887420      SC    29621     Single Family       Primary      Cash-out Refinance        Standard       80.00
   6423090668      CA    92807      Condominimum       Primary           Purchase              Rapid         80.00
   6423875050      FL    33143     Single Family       Primary           Purchase             Standard       80.00
   6424246699      CA    91364     Single Family       Primary           Purchase             Standard       75.97
   6425648976      CA    93108      Condominimum       Primary           Purchase              Rapid         80.00
   6429792341      CA    93611     Single Family       Primary           Purchase             Standard       89.98
   6429883363      CA    92037     Single Family       Primary           Purchase             Standard       80.00
   6432712070      CA    90026     Single Family       Primary           Purchase              Rapid         80.00
   6434105695      NY    11361     Single Family       Primary           Purchase             Reduced        90.00
   6434619760      CA    95762          PUD            Primary           Refinance             Rapid         43.82
   6435538688      CA    94402     Single Family      Investor           Refinance            Standard       28.57
   6436521840      TX    76092          PUD            Primary           Refinance             Rapid         80.00
   6438699578      NJ    07876     Single Family       Primary           Refinance             Rapid         85.91
   6441205223      TX    78746          PUD            Primary           Purchase              Rapid         56.52
   6441852495      CA    94952     Single Family       Primary      Cash-out Refinance        Standard       66.66
   6443384190      SC    29205     Single Family       Primary           Purchase             Standard       70.00
   6444060575      CA    92028          PUD            Primary           Refinance             Rapid         80.00
   6444377946      NC    28301     Single Family       Primary           Purchase              Rapid         72.44
   6447033231      CA    90025     Single Family       Primary           Purchase              Rapid         69.67
   6447808558      KS    66219          PUD            Primary           Purchase             Standard       94.98
   6448122751      VA    20112     Single Family       Primary           Refinance            Standard       88.91
   6449226437      RI    02837     Single Family      Secondary          Refinance             Rapid         69.60
   6452429951      CA    94080     Single Family       Primary           Refinance            Standard       80.00
   6452894741      CA    92673          PUD            Primary           Purchase              Rapid         76.02
   6454032670      TX    78232     Single Family       Primary           Refinance            Standard       57.34
   6454110906      CA    95020     Single Family       Primary           Purchase             Standard       79.98
   6454274736      SC    29206     Single Family       Primary      Cash-out Refinance         Rapid         45.00
   6454768729      MD    20816     Single Family       Primary           Purchase              Rapid         80.00
   6455526001      NC    27301     Single Family       Primary           Refinance            Standard       71.57
   6456082459      CA    92037     Single Family       Primary      Cash-out Refinance         Rapid         63.41
   6461540418      CA    94116     Single Family       Primary           Refinance             Rapid         55.79
   6462307684      CA    94010     Single Family       Primary      Cash-out Refinance        Standard       43.10
   6464099735      CA    90065     Single Family       Primary           Purchase              Rapid         80.00
   6464568283      CA    92508     Single Family       Primary           Purchase              Rapid         79.99
   6466353163      CA    94506          PUD            Primary           Purchase             Standard       79.99
   6466394688      CA    94044     Single Family       Primary           Refinance            Standard       75.26
   6469553348      CA    95136     Single Family       Primary      Cash-out Refinance         Rapid         69.56
   6469597121      CA    92602          PUD            Primary           Refinance             Rapid         68.89
   6469922113      CA    95125     Single Family       Primary           Refinance            Standard       62.96
   6470220119      CA    94904     Single Family       Primary      Cash-out Refinance         Rapid         51.85
   6473409438      CA    94115     Single Family       Primary           Purchase              Rapid         80.00
   6473809553      CA    95136     Single Family       Primary           Purchase              Rapid         80.00
   6475456163      CA    92647     Single Family       Primary           Purchase              Rapid         80.00
   6482352991      CA    91301     Single Family       Primary           Purchase             Standard       80.00
   6483255656      CA    91202     Single Family       Primary           Purchase             Standard       89.97
   6483506108      CA    90505          PUD            Primary           Purchase              Rapid         79.99
   6484264434      CA    94080          PUD            Primary           Refinance             Rapid         61.14
   6484738213      CA    90631     Single Family       Primary           Purchase             Standard       95.00
   6485006909      FL    34217     Single Family      Secondary          Purchase             Standard       80.00
   6485733528      CA    90266     Single Family       Primary           Purchase              Rapid         80.00
   6486200030      MD    20815     Single Family       Primary           Purchase             Standard       36.52
   6487410786      MD    20854     Single Family       Primary           Refinance             Rapid         51.16
   6488710325      NY    11040     Single Family       Primary           Purchase             Standard       95.00
   6489264033      CA    95746     Single Family       Primary      Cash-out Refinance        Standard       74.61
   6490115729      CA    90266     Single Family       Primary      Cash-out Refinance         Rapid         52.62
   6490197701      VA    20148          PUD            Primary           Purchase              Rapid         80.00
   6493410283      CA    95111     Single Family       Primary           Purchase              Rapid         80.00
   6494436980      CA    94550     Single Family       Primary           Purchase             Standard       73.81
   6495123397      CA    95120     Single Family       Primary           Purchase             Standard       77.72
   6496266021      CA    95448     Single Family       Primary           Purchase             Standard       79.99
   6497338035      CA    91739     Single Family       Primary           Refinance             Rapid         79.61
   6497542586      CA    91302          PUD            Primary           Refinance             Rapid         49.59
   6497874393      NC    28211     Single Family       Primary           Purchase              Rapid         76.47
   6498117602      CA    94563     Single Family       Primary           Purchase             Standard       70.00
   6498384665      CA    94546     Single Family       Primary           Purchase              Rapid         80.00
   6501033192      GA    30005          PUD            Primary           Refinance             Rapid         62.50
   6503002518      CA    94563     Single Family       Primary      Cash-out Refinance         Rapid         67.50
   6503113463      CA    94015     Single Family       Primary      Cash-out Refinance        Standard       66.53
   6504159796      CA    91711          PUD            Primary           Purchase              Rapid         80.00
   6504276673      CA    94552          PUD            Primary           Refinance             Rapid         77.18
   6504328722      CA    94110     Single Family       Primary           Refinance             Rapid         64.00
   6506577805      CA    94087          PUD            Primary           Purchase              Rapid         56.25
   6507433099      CA    90291          PUD            Primary           Purchase              Rapid         80.00
   6507640586      FL    33306     Single Family      Secondary          Purchase              Rapid         80.00
   6512062198      SC    29482     Single Family       Primary           Refinance            Standard       31.44
   6513593332      NC    28277          PUD            Primary           Purchase              Rapid         75.63
   6516643548      CA    92661      Condominimum       Primary           Purchase             Reduced        80.00
   6519239021      CA    92602          PUD            Primary           Purchase              Rapid         79.99
   6519999194      CA    90245     Single Family       Primary           Purchase             Standard       80.00
   6520953446      DC    20016     Single Family       Primary           Purchase             Standard       80.00
   6522036000      CA    94619     Single Family       Primary           Purchase             Standard       75.00
   6522604468      CA    90020     Single Family       Primary           Refinance            Standard       46.66
   6522623559      MA    02184     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6522849915      CA    94306     Single Family       Primary      Cash-out Refinance        Standard       55.00
   6523699541      CA    92672          PUD            Primary           Refinance            Standard       62.96
   6524230312      CA    92130          PUD            Primary           Purchase              Rapid         80.00
   6525231749      CA    92602          PUD            Primary           Purchase             Standard       79.99
   6526970857      CA    94134     Single Family       Primary           Purchase              Rapid         80.00
   6527125121      CA    94080     Single Family       Primary           Purchase              Rapid         75.47
   6527976762      CA    92075     Single Family       Primary           Refinance             Rapid         58.74
   6533395700      CA    92651          PUD            Primary           Refinance             Rapid         56.52
   6535283490      CA    92677          PUD            Primary      Cash-out Refinance        Standard       69.46
   6539586757      CA    95356     Single Family       Primary           Purchase              Rapid         48.64
   6541667041      CA    94030     Single Family       Primary           Purchase             Standard       80.00
   6541899149      CA    94563     Single Family       Primary           Purchase              Rapid         69.36
   6543214453      CA    92648          PUD            Primary           Refinance             Rapid         51.99
   6544465815      NM    87059     Single Family       Primary           Purchase             Standard       80.00
   6545092766      CA    93117     Single Family       Primary           Purchase             Standard       80.00
   6550014218      CA    92657          PUD            Primary           Purchase             Standard       25.15
   6550485038      CA    92648          PUD            Primary      Cash-out Refinance         Rapid         78.37
   6551743625      CA    95370     Single Family       Primary           Purchase              Rapid         78.57
   6557460844      CA    90505     Single Family       Primary           Refinance            Standard       80.00
   6560320936      CO    80904          PUD            Primary           Refinance         All Ready Home    54.08
   6561576536      CA    94538     Single Family       Primary           Purchase              Rapid         76.63
   6562654753      NJ    07504     Single Family       Primary           Purchase             Reduced        94.75
   6562806106      AZ    85718     Single Family       Primary           Purchase              Rapid         76.34
   6563489779      CA    95476     Single Family       Primary      Cash-out Refinance         Rapid         53.96
   6565006068      CA    91024     Single Family       Primary           Purchase              Rapid         80.00
   6567858300      CA    93067     Single Family       Primary           Refinance            Standard       46.55
   6572562871      NY    11023     Single Family       Primary           Purchase              Rapid         80.00
   6573182190      VA    22947          PUD            Primary           Purchase              Rapid         80.00
   6574114879      CA    91214     Single Family       Primary           Purchase              Rapid         80.00
   6574621915      CA    93950     Single Family       Primary           Purchase             Standard       53.84
   6576608332      CA    95051     Single Family       Primary      Cash-out Refinance         Rapid         65.04
   6576733932      CA    92861     Single Family       Primary           Purchase              Rapid         57.14
   6579051365      CA    92009          PUD            Primary           Purchase              Rapid         80.00
   6581314793      CA    93908     Single Family       Primary      Cash-out Refinance        Standard       55.37
   6581842660      CA    95465     Single Family       Primary      Cash-out Refinance         Rapid         69.33
   6582141807      CA    90808     Single Family       Primary           Refinance            Standard       78.26
   6582446438      IL    60061     Single Family       Primary           Purchase              Rapid         80.00
   6582593213      CA    95442     Single Family       Primary           Refinance            Standard       38.73
   6585069203      GA    30019          PUD            Primary           Refinance            Standard       74.73
   6585334334      NC    27949     Single Family       Primary           Purchase             Standard       68.18
   6586932581      KS    66208     Single Family       Primary           Refinance             Rapid         46.09
   6591446494      MD    20816     Single Family       Primary           Refinance             Rapid         79.21
   6593014852      MD    20723          PUD            Primary           Purchase             Standard       80.00
   6593828442      CA    94062     Single Family       Primary      Cash-out Refinance         Rapid         42.26
   6594116359      CA    94061     Single Family       Primary           Refinance             Rapid         67.02
   6594482926      VA    20151          PUD            Primary           Purchase              Rapid         80.00
   6595516540      CA    92673          PUD            Primary           Refinance             Rapid         73.57
   6595725273      CA    94123      Condominimum       Primary           Purchase              Rapid         80.00
   6596060571      CA    94112     Single Family       Primary      Cash-out Refinance        Standard       80.00
   6597664900      CA    95223          PUD           Secondary          Purchase              Rapid         80.00
   6597693719      CA    94611     Single Family       Primary      Cash-out Refinance        Standard       58.06
   6599379127      CA    92808          PUD            Primary           Refinance            Standard       80.00
   6603780161      CA    95405          PUD            Primary      Cash-out Refinance         Rapid         62.50
   6608107998      TX    76092          PUD            Primary           Purchase              Rapid         75.00
   6608234362      MN    55419     Single Family       Primary           Refinance             Rapid         77.92
   6609840605      CA    92620          PUD           Investor           Purchase             Standard       78.94
   6609971343      CA    94501     Single Family       Primary           Purchase              Rapid         80.00
   6610512920      CA    94556     Single Family       Primary           Refinance             Rapid         53.12
   6610748482      CA    91105     Single Family       Primary           Purchase             Standard       80.00
   6610806124      CA    94550     Single Family       Primary           Purchase              Rapid         80.00
   6610821644      SC    29306          PUD            Primary           Purchase              Rapid         80.00
   6611326726      CA    92651     Single Family       Primary      Cash-out Refinance         Rapid         65.65
   6611907327      CA    92679          PUD            Primary           Refinance            Standard       40.00
   6612607983      CA    94061       Two Family        Primary           Refinance            Standard       78.31
   6613873683      CA    92019     Single Family       Primary           Purchase              Rapid         80.00
   6615180434      CA    94507     Single Family       Primary           Purchase              Rapid         47.36
   6615365167      IL    60174     Single Family       Primary      Cash-out Refinance         Rapid         67.50
   6615400576      TX    75225     Single Family       Primary           Refinance            Standard       78.80
   6615974612      CA    95758          PUD            Primary           Refinance             Rapid         69.81
   6616536048      CA    92612          PUD            Primary           Purchase              Rapid         79.97
   6617356099      CA    92649     Single Family       Primary           Refinance            Standard       55.22
   6617387870      MD    20854     Single Family       Primary           Purchase             Standard       49.60
   6618751223      PA    19312          PUD           Secondary          Purchase             Standard       80.00
   6619674077      MD    20855          PUD            Primary           Purchase             Standard       80.00
   6621467973      NY    11702     Single Family       Primary           Refinance            Standard       59.62
   6623155972      GA    30328     Single Family       Primary           Refinance             Rapid         77.53
   6623230957      CA    94560     Single Family       Primary           Purchase              Rapid         80.00
   6624796279      CA    94115     Single Family       Primary           Purchase             Standard       59.70
   6627650093      CA    95050     Single Family       Primary      Cash-out Refinance        Standard       68.08
   6630351002      CA    91006     Single Family       Primary           Purchase              Rapid         68.56
   6630766480      CA    90266     Single Family       Primary           Purchase             Standard       60.00
   6631370662      CA    91007      Condominimum       Primary           Purchase              Rapid         75.60
   6633093619      CA    93720          PUD            Primary           Refinance            Standard       80.00
   6633094963      CA    94066     Single Family       Primary           Refinance             Rapid         80.00
   6634102831      CA    94580     Single Family       Primary           Purchase              Rapid         80.00
   6636998756      MD    20815     Single Family       Primary      Cash-out Refinance        Standard       70.00
   6639749057      CA    90278      Condominimum       Primary           Purchase             Standard       80.00
   6643276246      CA    94596          PUD            Primary           Purchase              Rapid         80.00
   6643689224      CA    94550     Single Family       Primary           Purchase              Rapid         79.71
   6643837021      CA    94577     Single Family       Primary           Purchase              Rapid         80.00
   6644198555      CA    92648     Single Family       Primary           Purchase              Rapid         80.00
   6646313095      CA    94550          PUD            Primary           Refinance             Rapid         73.71
   6647948774      CA    94402     Single Family       Primary      Cash-out Refinance        Standard       38.33
   6648739917      CA    94116     Single Family       Primary           Refinance             Rapid         80.00
   6648982897      CA    92675          PUD            Primary      Cash-out Refinance         Rapid         52.94
   6649145866      CA    94015     Single Family       Primary      Cash-out Refinance        Standard       64.93
   6649937643      PA    15238     Single Family       Primary           Purchase              Rapid         48.71
   6651166677      CA    95014     Single Family       Primary           Refinance             Rapid         59.52
   6651266741      CA    90064     Single Family       Primary           Purchase             Standard       80.00
   6651352095      CA    94526     Single Family       Primary           Refinance             Rapid         52.08
   6652261782      CA    94610     Single Family       Primary           Refinance             Rapid         79.16
   6654197448      CA    94044          PUD            Primary           Purchase              Rapid         80.00
   6658005514      FL    33629     Single Family       Primary           Purchase             Standard       80.00
   6662745923      CA    91381          PUD            Primary           Purchase             Standard       79.99
   6663054903      CA    95008     Single Family       Primary      Cash-out Refinance         Rapid         65.38
   6664064026      CA    90077     Single Family       Primary           Refinance            Standard       80.00
   6665436249      CA    94506          PUD            Primary           Purchase              Rapid         67.67
   6665444755      CA    94945     Single Family       Primary           Refinance             Rapid         43.23
   6667735937      CA    95148     Single Family       Primary      Cash-out Refinance         Rapid         57.14
   6671619911      CA    90505     Single Family       Primary           Purchase             Standard       80.00
   6673719990      AZ    85258          PUD            Primary           Purchase              Rapid         80.00
   6673773856      CA    94061     Single Family       Primary           Purchase             Standard       68.78
   6679081288      CA    92677          PUD            Primary           Refinance             Rapid         66.33
   6681448723      CA    90275     Single Family       Primary           Refinance             Rapid         57.16
   6681477169      CA    94708     Single Family       Primary           Purchase              Rapid         80.00
   6682528424      FL    32828     Single Family       Primary      Cash-out Refinance        Reduced        84.26
   6683022518      CA    92131     Single Family       Primary      Cash-out Refinance        Standard       59.52
   6683614504      CA    92024     Single Family       Primary           Purchase              Rapid         39.72
   6685705490      CA    94127     Single Family       Primary           Purchase              Rapid         55.35
   6685958495      CA    90720     Single Family       Primary           Purchase              Rapid         80.00
   6686210714      CA    92808          PUD            Primary           Purchase              Rapid         65.21
   6690358392      CA    94599     Single Family       Primary      Cash-out Refinance        Standard       67.45
   6692218214      CA    94507     Single Family       Primary      Cash-out Refinance         Rapid         42.28
   6692414870      CA    95404          PUD            Primary           Purchase              Rapid         50.35
   6693974377      NC    28277          PUD            Primary           Purchase             Standard       80.00
   6697551817      SC    29464          PUD            Primary           Purchase             Standard       80.00
   6698310403      NC    28262          PUD            Primary           Purchase              Rapid         79.99
   6698368062      VA    22101          PUD            Primary      Cash-out Refinance         Rapid         56.22
   6701522168      CA    93308     Single Family       Primary           Refinance             Rapid         79.43
   6701592153      MD    20816     Single Family       Primary      Cash-out Refinance         Rapid         68.20
   6703415064      CA    94070     Single Family       Primary      Cash-out Refinance        Standard       56.77
   6705056452      CA    94550     Single Family       Primary           Refinance            Standard       73.80
   6705452123      CA    92024     Single Family       Primary      Cash-out Refinance         Rapid         69.24
   6706582837      VA    23322     Single Family       Primary           Refinance            Standard       69.91
   6707278963      MD    20853          PUD            Primary           Purchase             Standard       79.99
   6707474000      TN    38017     Single Family       Primary           Purchase             Standard       80.00
   6708417586      CA    94115     Single Family       Primary           Refinance         All Ready Home    29.63
   6710632453      NC    27959          PUD           Secondary          Purchase              Rapid         80.00
   6710737104      CA    90049     Single Family       Primary           Refinance            Standard       30.30
   6710942985      CA    91780     Single Family       Primary           Purchase              Rapid         80.00
   6711074309      CA    92069     Single Family       Primary           Purchase              Rapid         90.00
   6712173373      CA    90068     Single Family       Primary           Refinance             Rapid         60.35
   6712391538      CA    91360          PUD            Primary      Cash-out Refinance         Rapid         73.49
   6712553590      VA    20147          PUD            Primary           Purchase             Standard       80.00
   6712675419      CA    94118     Single Family       Primary      Cash-out Refinance         Rapid         63.92
   6713056874      GA    30076          PUD            Primary           Refinance            Standard       80.00
   6714715965      MD    20872     Single Family       Primary           Refinance             Rapid         66.10
   6717230616      CA    90241     Single Family       Primary           Refinance            Standard       78.98
   6717274663      CA    96122     Single Family       Primary           Purchase             Standard       80.00
   6718490011      CA    90254      Four Family        Primary           Refinance            Standard       45.45
   6718619601      CA    94591     Single Family       Primary           Purchase              Rapid         79.99
   6719275494      GA    30082     Single Family       Primary           Purchase             Standard       79.99
   6720065124      CA    94530     Single Family       Primary           Purchase              Rapid         61.81
   6724704561      CA    92660          PUD            Primary           Purchase              Rapid         70.00
   6725112673      CA    94080     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6728022721      CA    90274     Single Family       Primary      Cash-out Refinance        Standard       69.50
   6728273365      NY    10583     Single Family       Primary           Refinance            Standard       80.00
   6728420487      CA    92708     Single Family       Primary      Cash-out Refinance         Rapid         60.72
   6730729255      CO    81201     Single Family       Primary           Refinance            Standard       77.85
   6732211302      CA    95060     Single Family      Secondary          Purchase             Standard       76.92
   6733581455      CA    94930     Single Family       Primary      Cash-out Refinance         Rapid         65.04
   6734442822      CA    95472     Single Family      Investor           Refinance            Standard       52.50
   6734974188      CA    94110       Two Family        Primary           Refinance             Rapid         68.42
   6735138015      FL    33330          PUD            Primary           Purchase             Standard       79.99
   6735629393      CA    94080     Single Family       Primary      Cash-out Refinance         Rapid         57.92
   6737953064      CA    91302     Single Family       Primary           Purchase             Standard       79.36
   6739149034      CA    94086     Single Family       Primary      Cash-out Refinance         Rapid         54.11
   6741445677      CA    95123     Single Family       Primary           Purchase              Rapid         80.00
   6743284512      DC    20016     Single Family       Primary           Purchase              Rapid         69.56
   6747452552      CA    92692          PUD            Primary           Purchase              Rapid         75.66
   6748948384      CA    94501     Single Family       Primary      Cash-out Refinance         Rapid         65.00
   6750311026      CA    90035      Four Family        Primary           Purchase             Standard       80.00
   6751018661      FL    33498          PUD            Primary           Purchase              Rapid         90.00
   6753499174      FL    33176     Single Family       Primary           Refinance            Standard       89.19
   6755099675      CA    94124     Single Family       Primary           Purchase              Rapid         79.26
   6755728026      VA    23185          PUD            Primary           Purchase              Rapid         80.00
   6756955495      CA    94127     Single Family       Primary      Cash-out Refinance         Rapid         72.79
   6756979057      CA    95682     Single Family       Primary           Refinance            Standard       59.85
   6758651639      WA    98144     Single Family       Primary           Refinance         All Ready Home    54.13
   6760428364      CA    95050          PUD            Primary      Cash-out Refinance         Rapid         58.38
   6761073540      DC    20003     Single Family       Primary           Purchase             Standard       80.00
   6761119020      CA    95030     Single Family       Primary           Refinance             Rapid         14.30
   6762499629      CA    94107    High-Rise Condo      Primary           Refinance             Rapid         50.00
   6763369037      AZ    85310     Single Family       Primary           Purchase             Standard       79.96
   6764274400      CA    95121     Single Family       Primary      Cash-out Refinance         Rapid         51.50
   6765014771      VA    22101          PUD            Primary           Purchase             Standard       80.00
   6766550930      FL    32765     Single Family       Primary           Purchase              Rapid         80.00
   6768095934      FL    33484          PUD            Primary           Purchase              Rapid         79.45
   6769416626      CA    90803       Two Family        Primary           Purchase             Standard       80.00
   6770330618      CA    94065      Condominimum       Primary           Refinance             Rapid         77.04
   6770823356      DC    20015     Single Family       Primary           Purchase              Rapid         80.00
   6771867907      VA    20176     Single Family       Primary           Refinance            Standard       79.40
   6773403123      CA    92116     Single Family       Primary           Purchase              Rapid         50.00
   6776050384      CA    93065          PUD            Primary           Purchase              Rapid         80.00
   6778219045      CA    95687     Single Family       Primary           Purchase             Standard       89.98
   6778392115      CA    90275     Single Family       Primary           Purchase              Rapid         80.00
   6780020720      CA    95070     Single Family       Primary           Refinance             Rapid         30.71
   6780084874      CA    95037     Single Family       Primary      Cash-out Refinance         Rapid         55.89
   6780212095      AR    72703     Single Family       Primary           Purchase              Rapid         80.00
   6780402506      CA    92624     Single Family       Primary           Refinance             Rapid         80.00
   6780452253      FL    33647          PUD            Primary           Refinance            Standard       70.63
   6782673344      FL    33154     Single Family       Primary           Purchase             Standard       74.35
   6784107275      CA    95409     Single Family       Primary      Cash-out Refinance        Standard       67.25
   6785743193      CA    95436     Single Family       Primary      Cash-out Refinance        Standard       69.79
   6786046869      CA    90049     Single Family       Primary           Refinance             Rapid         65.26
   6788110127      CA    93921     Single Family       Primary      Cash-out Refinance        Standard       33.06
   6788213657      TX    75230     Single Family       Primary           Purchase              Rapid         68.42
   6789079750      CA    90046     Single Family       Primary           Refinance            Standard       69.20
   6789304729      CA    94402     Single Family       Primary           Refinance             Rapid         63.83
   6789449003      MO    63073     Single Family       Primary           Refinance         All Ready Home    66.98
   6790417262      CA    95003     Single Family       Primary           Purchase              Rapid         80.00
   6790516303      CA    94402     Single Family       Primary           Purchase              Rapid         63.04
   6790794801      VA    20151          PUD            Primary           Purchase             Standard       80.00
   6793422541      CA    90046     Single Family       Primary           Refinance             Rapid         37.87
   6793650273      CA    90403      Condominimum       Primary           Purchase              Rapid         74.22
   6796270293      VA    22039          PUD            Primary           Purchase              Rapid         80.00
   6796980479      CA    94065          PUD            Primary      Cash-out Refinance         Rapid         54.54
   6797343719      CA    93449          PUD            Primary      Cash-out Refinance         Rapid         67.36
   6801592962      VA    22302     Single Family       Primary           Purchase              Rapid         80.00
   6804159538      CA    92886          PUD            Primary           Refinance             Rapid         77.89
   6805091896      CA    94403     Single Family       Primary           Refinance             Rapid         73.66
   6805511265      CA    94598     Single Family       Primary           Purchase             Standard       75.77
   6805805717      CA    93023     Single Family       Primary           Refinance             Rapid         69.41
   6808621244      CA    95132     Single Family       Primary      Cash-out Refinance         Rapid         69.84
   6809358762      CA    94556     Single Family       Primary           Purchase              Rapid         80.00
   6809554733      CA    94124          PUD            Primary      Cash-out Refinance        Standard       56.84
   6809951509      NC    28804     Single Family       Primary           Refinance             Rapid         64.00
   6810165842      NV    89052          PUD            Primary           Purchase             Standard       79.99
   6812334636      GA    30319     Single Family       Primary      Cash-out Refinance        Standard       75.00
   6812768437      CA    94566     Single Family       Primary      Cash-out Refinance        Standard       26.76
   6813320048      CA    90275     Single Family       Primary           Purchase              Rapid         70.17
   6814295694      FL    33414          PUD            Primary           Purchase             Reduced        80.00
   6816296724      NC    28562          PUD            Primary           Refinance             Rapid         79.36
   6817351221      CA    94706     Single Family       Primary           Purchase              Rapid         80.00
   6818163518      CA    92037     Single Family       Primary           Purchase             Standard       66.43
   6822633654      CA    92620     Single Family       Primary           Purchase             Standard       80.00
   6823550782      CA    95051     Single Family       Primary           Purchase             Standard       80.00
   6824091109      CA    94110     Single Family       Primary           Purchase             Standard       80.00
   6824870312      VA    22153     Single Family       Primary           Purchase             Standard       80.00
   6826554104      CA    94404          PUD            Primary      Cash-out Refinance        Standard       59.13
   6829844205      CA    91214     Single Family       Primary           Purchase              Rapid         80.00
   6830626625      CA    94114      Condominimum       Primary           Purchase              Rapid         78.80
   6833440479      CA    94533          PUD            Primary           Purchase              Rapid         80.00
   6833769448      CA    94508     Single Family       Primary      Cash-out Refinance        Standard       68.00
   6834081892      CA    94131     Single Family       Primary      Cash-out Refinance         Rapid         62.58
   6834134865      GA    30309      Condominimum       Primary           Purchase              Rapid         80.00
   6835491231      CA    92887     Single Family       Primary           Purchase              Rapid         72.50
   6835685469      CA    92869     Single Family       Primary           Purchase              Rapid         79.99
   6838328299      CA    95677     Single Family       Primary           Refinance             Rapid         71.65
   6839856553      VA    22301     Single Family       Primary           Purchase             Standard       80.00
   6842252790      CA    91001     Single Family       Primary           Refinance            Standard       75.00
   6842583897      CA    95448     Single Family      Secondary          Purchase              Rapid         74.07
   6842812288      CA    94619          PUD            Primary           Purchase              Rapid         68.42
   6843977437      CA    92679          PUD            Primary           Purchase              Rapid         68.96
   6847181689      CA    95672     Single Family       Primary           Purchase             Reduced        80.00
   6847247894      FL    33431      Condominimum      Secondary          Refinance            Standard       75.51
   6848016249      IL    60613      Condominimum       Primary           Purchase              Rapid         80.00
   6848623531      CO    81632     Single Family       Primary           Purchase              Rapid         65.00
   6849995888      CA    92648     Single Family       Primary           Purchase              Rapid         80.00
   6850954402      CA    94611     Single Family       Primary           Purchase              Rapid         65.35
   6853148655      MD    24041     Single Family      Secondary          Purchase              Rapid         75.00
   6857905217      MO    64152     Single Family       Primary           Purchase              Rapid         80.00
   6858866780      CA    94596     Single Family       Primary           Refinance             Rapid         74.69
   6860361093      CA    90049     Single Family       Primary           Refinance         All Ready Home    61.74
   6861040555      VA    22079          PUD            Primary           Purchase              Rapid         80.00
   6864743361      CA    92692          PUD            Primary           Purchase              Rapid         73.83
   6864881765      CA    95118     Single Family       Primary      Cash-out Refinance         Rapid         64.70
   6865040676      CA    91344          PUD            Primary           Refinance            Standard       55.33
   6865096462      CA    94403     Single Family       Primary           Purchase              Rapid         80.00
   6865193780      CA    92672     Single Family       Primary           Refinance             Rapid         59.09
   6866359711      CA    92210          PUD           Secondary          Purchase             Standard       34.79
   6866593756      CA    94085          PUD            Primary      Cash-out Refinance         Rapid         70.00
   6867307784      VA    23452     Single Family       Primary           Purchase             Standard       80.00
   6869626421      CA    94015     Single Family       Primary           Refinance            Standard       87.85
   6870454573      CA    94127     Single Family       Primary           Purchase              Rapid         80.00
   6871507825      CA    90274     Single Family       Primary           Refinance             Rapid         52.10
   6872774606      NM    87501     Single Family       Primary           Purchase              Rapid         80.00
   6873792748      CA    91377          PUD            Primary           Refinance             Rapid         63.95
   6874212373      CA    95409     Single Family       Primary           Purchase              Rapid         80.00
   6874639419      CA    91321     Single Family       Primary      Cash-out Refinance        Standard       43.44
   6877666849      VA    22033     Single Family       Primary           Purchase              Rapid         80.00
   6881483991      CA    90732     Single Family       Primary           Purchase              Rapid         80.00
   6882687541      MD    20833     Single Family       Primary           Refinance             Rapid         80.00
   6884535003      CA    94553     Single Family       Primary           Purchase              Rapid         49.24
   6884782167      CA    94568          PUD            Primary           Refinance             Rapid         78.99
   6885243672      VA    20132     Single Family       Primary           Purchase              Rapid         80.00
   6886587473      CA    95062     Single Family       Primary           Purchase              Rapid         80.00
   6889475767      CA    95110     Single Family       Primary           Purchase              Rapid         90.00
   6890386920      CA    95746          PUD            Primary      Cash-out Refinance        Standard       61.66
   6892435527      TN    37421          PUD            Primary           Purchase             Standard       80.00
   6893076411      CA    94558     Single Family       Primary      Cash-out Refinance        Standard       36.36
   6893581220      FL    33179          PUD            Primary           Purchase             Standard       65.93
   6893758083      VA    22039          PUD            Primary      Cash-out Refinance         Rapid         64.22
   6895195748      CA    94555          PUD            Primary      Cash-out Refinance        Standard       62.77
   6895506548      CA    94015     Single Family       Primary           Purchase              Rapid         80.00
   6896284954      VA    20170          PUD            Primary           Refinance            Standard       74.90
   6899167735      CA    95746          PUD            Primary      Cash-out Refinance         Rapid         61.24
   6899623281      FL    33767     Single Family       Primary           Purchase             Standard       80.00
   6902414140      NC    27408     Single Family       Primary           Purchase              Rapid         80.00
   6904170500      CA    94112     Single Family       Primary           Refinance             Rapid         59.41
   6904272520      CA    94941     Single Family       Primary      Cash-out Refinance        Standard       65.00
   6905932965      PA    18020     Single Family       Primary           Purchase             Standard       80.00
   6909638998      CA    92120     Single Family       Primary           Purchase              Rapid         80.00
   6911053319      FL    33062     Single Family       Primary           Refinance         All Ready Home    61.66
   6912091292      SC    29401     Single Family       Primary      Cash-out Refinance         Rapid         37.05
   6914099350      FL    33160     Single Family       Primary           Refinance            Standard       47.19
   6917231117      CA    95020     Single Family       Primary      Cash-out Refinance        Standard       73.72
   6922476269      NM    87501     Single Family       Primary           Purchase              Rapid         80.00
   6922589541      CA    95864     Single Family       Primary           Purchase              Rapid         65.42
   6922839573      CA    95630     Single Family       Primary           Purchase              Rapid         79.98
   6923275207      CA    92116     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6926106789      CA    94010     Single Family       Primary      Cash-out Refinance         Rapid         54.15
   6926114221      CA    92688          PUD            Primary           Refinance            Standard       80.00
   6928752820      FL    34108      Condominimum       Primary           Refinance         All Ready Home    38.10
   6931057936      CA    95020     Single Family       Primary           Purchase             Standard       80.00
   6931132234      NJ    08221     Single Family       Primary           Purchase              Rapid         76.78
   6932398776      CA    95023     Single Family       Primary           Refinance            Standard       78.11
   6936295200      CA    93923     Single Family       Primary           Refinance             Rapid         26.59
   6936394987      CA    94552     Single Family       Primary           Purchase             Standard       80.00
   6936424107      CA    94707     Single Family       Primary           Purchase              Rapid         78.78
   6936769667      VA    23229     Single Family       Primary           Refinance             Rapid         67.35
   6936988671      MD    20815     Single Family       Primary           Purchase              Rapid         33.90
   6938660682      CA    94002     Single Family       Primary      Cash-out Refinance        Standard       73.83
   6939451461      CA    91711     Single Family       Primary           Purchase             Standard       80.00
   6941238849      TX    76092     Single Family       Primary           Refinance             Rapid         77.16
   6944841953      NC    27927     Single Family      Secondary          Refinance            Standard       73.23
   6945146956      CA    91108     Single Family       Primary           Purchase              Rapid         65.42
   6945433958      CA    90275     Single Family       Primary           Purchase              Rapid         79.84
   6949222803      CA    94611     Single Family       Primary           Purchase              Rapid         80.00
   6952469903      CA    93401     Single Family       Primary      Cash-out Refinance         Rapid         51.28
   6952862503      CA    94044     Single Family       Primary           Refinance             Rapid         78.89
   6955516833      GA    30331          PUD            Primary           Refinance            Standard       68.49
   6955890949      DC    20008     Single Family       Primary           Purchase              Rapid         80.00
   6958218692      CA    91941     Single Family       Primary           Purchase              Rapid         65.81
   6958476621      CA    95630     Single Family       Primary           Purchase             Standard       89.98
   6959375442      CA    96020          PUD            Primary           Refinance         All Ready Home    60.46
   6959483899      VA    22030     Single Family       Primary           Purchase             Standard       95.00
   6959900595      TX    78703     Single Family       Primary           Refinance             Rapid         75.27
   6967131605      MA    02043     Single Family       Primary           Purchase              Rapid         79.95
   6968093549      WA    98110     Single Family       Primary      Cash-out Refinance        Standard       62.28
   6968661386      NV    89052          PUD            Primary           Purchase             Standard       79.79
   6969938312      FL    33149     Single Family       Primary           Purchase             Standard       68.42
   6971475139      VA    22911     Single Family       Primary      Cash-out Refinance         Rapid         75.00
   6972933383      CA    95060     Single Family       Primary           Refinance             Rapid         75.00
   6974839703      TX    75044          PUD            Primary           Refinance            Standard       76.84
   6975000529      CA    95404          PUD            Primary           Purchase              Rapid         65.53
   6975673283      CA    95111     Single Family       Primary      Cash-out Refinance        Standard       52.89
   6975833077      CA    94611     Single Family       Primary           Purchase             Standard       80.00
   6980960436      CA    94539          PUD            Primary           Refinance             Rapid         36.80
   6981090696      CA    92807     Single Family       Primary           Purchase              Rapid         80.00
   6981141317      CA    95304     Single Family       Primary      Cash-out Refinance        Standard       59.24
   6983959500      CA    93103     Single Family       Primary           Refinance             Rapid         26.19
   6984039781      CA    94070     Single Family       Primary      Cash-out Refinance         Rapid         59.50
   6985106225      CA    94065          PUD            Primary           Purchase             Standard       60.60
   6985957254      CA    94404      Condominimum       Primary      Cash-out Refinance         Rapid         79.64
   6986008404      CA    95051     Single Family       Primary           Purchase             Standard       80.00
   6989344160      SC    29681          PUD            Primary           Purchase              Rapid         73.38
   6990538347      CA    94579          PUD            Primary           Purchase              Rapid         80.00
   6992386125      CA    92677     Single Family       Primary      Cash-out Refinance         Rapid         69.96
   6992632080      CA    94002     Single Family       Primary           Refinance             Rapid         67.83
   6993400842      CA    95131     Single Family       Primary           Purchase             Standard       87.50
   6993439527      CA    94588          PUD            Primary           Purchase             Standard       90.00
   6997121741      CA    95128     Single Family       Primary      Cash-out Refinance        Standard       44.92
   6998836297      CA    94044     Single Family       Primary           Refinance             Rapid         68.20



BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP I (30YR)
MORTGAGE SCHEDULE

(Continued)


      LOAN           CURRENT       ORIGINAL     1ST PAYMENT    MATURITY    ORIG    INTEREST     MONTHLY     PAYMENT     REMAIN
     NUMBER            LTV            PB           DATE          DATE      TERM      RATE         P&I      DUE DATE        TERM
   ----------        -------       ----------   -----------    --------    ----    --------    ---------   --------     -------
   0028756690         79.88           528,000    20010601      20310501     360     7.750       3,782.66   20010801        357
   0029166311         80.00           344,000    20010801      20310701     360     7.250       2,346.69   20010801        359
   0029167350         67.61           326,000    20001201      20301101     360     9.125       2,652.44   20010801        351
   0029259298         89.85           289,077    20010701      20310601     360     7.125       1,947.57   20010901        358
   0029272689         79.80           312,750    20010501      20310401     360     7.250       2,133.51   20010801        356
   0029430808         77.24           475,000    20010501      20310401     360     7.375       3,280.71   20010801        356
   0029562931         79.82           753,250    20010501      20310401     360     7.500       5,266.83   20010801        356
   0029572104         79.80           313,600    20010501      20310401     360     7.000       2,086.39   20010801        356
   0029577442         69.78           291,541    20010101      20301201     360     8.125       2,164.69   20010801        352
   0029585601         63.35           368,000    20010501      20310401     360     7.375       2,541.69   20010901        356
   0029593571         59.63           480,859    20010501      20210401     240     6.875       3,692.11   20010901        236
   0029603263         79.94           360,000    20010801      20310701     360     7.500       2,517.17   20010901        359
   0029604303         80.00           285,600    20010801      20310701     360     7.375       1,972.57   20010801        359
   0029606555         79.87           452,000    20010701      20310601     360     7.250       3,083.44   20010901        358
   0029607736         67.44           810,000    20010701      20310601     360     7.500       5,663.64   20010801        358
   0029612504         79.99           380,100    20010801      20310701     360     7.500       2,657.71   20010801        359
   0029618832         68.04           749,000    20010701      20310601     360     7.750       5,365.93   20010801        358
   0029622784         70.41           335,000    20010601      20310501     360     7.125       2,256.96   20010801        357
   0029632114         79.85           596,800    20010601      20300501     348     6.875       3,961.77   20010801        345
   0029642659         79.93           440,000    20010701      20310601     360     7.125       2,964.36   20010801        358
   0029643608         79.87           492,000    20010601      20310501     360     7.125       3,314.70   20010801        357
   0029644317         79.80           332,000    20010601      20310501     360     7.125       2,236.75   20010901        357
   0029650991         79.94           416,000    20010801      20310701     360     7.750       2,980.27   20010901        359
   0029665213         89.92           358,105    20010701      20310601     360     6.750       2,322.66   20010801        358
   0029666138         56.63           700,000    20010801      20310701     360     7.250       4,775.24   20010901        359
   0029666153         80.00           412,000    20010801      20310701     360     7.000       2,741.05   20010801        359
   0029666278         73.83           332,500    20010701      20310601     360     7.250       2,268.24   20010801        358
   0029666625         79.91           375,600    20010701      20310601     360     7.375       2,594.18   20010801        358
   0029666641         77.65           490,000    20010701      20310601     360     7.250       3,342.66   20010901        358
   0029666682         79.87           540,000    20010701      20310601     360     7.250       3,683.76   20010901        358
   0029671104         80.00           639,920    20010801      20310701     360     7.000       4,257.40   20010801        359
   0029673688         74.36           294,000    20010501      20310401     360     7.000       1,955.99   20010801        356
   0029674611         79.66           492,000    20010201      20310101     360     7.875       3,567.34   20010801        353
   0029674702         86.03           358,200    20010701      20310601     360     7.125       2,413.26   20010801        358
   0029675097         74.94           307,500    20010701      20310601     360     7.125       2,071.68   20010801        358
   0029677119         79.94           553,800    20010701      20310601     360     7.500       3,872.25   20010801        358
   0029677820         79.99           400,400    20010801      20310701     360     7.000       2,663.87   20010801        359
   0029678455         76.47           326,000    20010701      20310601     360     7.750       2,335.50   20010801        358
   0029680006         79.92           305,150    20010701      20310601     360     7.250       2,081.66   20010801        358
   0029680642         73.37           359,800    20010701      20310601     360     7.250       2,454.47   20010801        358
   0029681731         79.87           580,000    20010701      20310601     360     7.125       3,907.57   20010901        358
   0029681764         79.08           330,000    20010601      20310501     360     7.500       2,307.41   20010801        357
   0029682705         79.92           477,200    20010701      20310601     360     7.000       3,174.82   20010801        358
   0029684172         79.93           520,000    20010701      20310601     360     7.250       3,547.32   20010801        358
   0029684594         77.69           332,000    20010701      20310601     360     7.375       2,293.05   20010801        358
   0029684990         79.94           336,800    20010701      20310601     360     7.500       2,354.96   20010801        358
   0029685005         79.93           420,000    20010701      20310601     360     7.250       2,865.14   20010801        358
   0029685039         89.62           296,000    20010701      20310601     360     7.375       2,044.40   20010801        358
   0029687860         79.88           320,000    20010601      20310501     360     7.500       2,237.49   20010801        357
   0029687878         79.94           560,000    20010701      20310601     360     7.500       3,915.61   20010801        358
   0029688033         59.59           507,000    20010701      20310601     360     7.125       3,415.76   20010801        358
   0029690237         79.81           372,000    20010501      20310401     360     7.375       2,569.31   20010801        356
   0029690328         79.84           400,000    20010701      20210601     240     7.000       3,101.20   20010801        238
   0029693058         79.93           380,000    20010701      20310601     360     7.375       2,624.57   20010801        358
   0029693181         79.88           492,000    20010701      20310601     360     7.500       3,440.14   20010901        358
   0029693264         41.96           504,000    20010701      20310601     360     7.250       3,438.17   20010801        358
   0029694585         64.62           349,000    20010801      20310701     360     7.625       2,470.21   20010801        359
   0029694650         71.59           455,000    20010701      20310601     360     6.875       2,989.03   20010801        358
   0029694668         89.92           395,910    20010701      20310601     360     6.750       2,567.87   20010801        358
   0029694684         75.23           320,000    20010801      20310701     360     7.250       2,182.97   20010901        359
   0029694718         62.35           312,000    20010701      20310601     360     7.250       2,128.39   20010801        358
   0029694726         58.84           360,000    20010701      20310601     360     7.500       2,517.17   20010801        358
   0029698024         79.98           332,850    20010801      20310701     360     7.375       2,298.91   20010801        359
   0029698958         79.93           363,400    20010701      20310601     360     7.250       2,479.03   20010801        358
   0029699071         80.00           311,200    20010801      20310701     360     7.375       2,149.38   20010801        359
   0029700002         80.00           636,000    20010801      20310701     360     7.250       4,338.64   20010801        359
   0029700044         79.93           387,500    20010701      20310601     360     7.125       2,610.66   20010801        358
   0029700309         65.87           550,500    20010501      20310401     360     7.250       3,755.38   20010901        356
   0029700382         51.31           360,000    20010601      20310501     360     7.625       2,548.06   20010901        357
   0029700812         79.80           340,000    20010501      20310401     360     7.000       2,262.03   20010801        356
   0029700945         79.93           412,000    20010701      20310601     360     6.875       2,706.55   20010801        358
   0029700960         79.93           494,400    20010701      20310601     360     7.250       3,372.68   20010801        358
   0029706751         82.48           380,000    20010601      20310501     360     7.625       2,689.62   20010801        357
   0029707189         74.94           328,500    20010701      20310601     360     7.625       2,325.11   20010801        358
   0029707502         79.93           552,000    20010801      20310701     360     7.375       3,812.53   20010901        359
   0029708229         79.93           299,100    20010801      20310701     360     7.375       2,065.81   20010901        359
   0029710795         78.37           400,350    20010701      20310601     360     7.250       2,731.09   20010901        358
   0029711785         74.99           380,900    20010801      20310701     360     7.250       2,598.41   20010801        359
   0029712387         79.95           310,200    20010701      20310601     360     8.750       2,440.35   20010801        358
   0029713047         79.93           572,000    20010801      20310701     360     7.125       3,853.67   20010901        359
   0029718061         79.94           438,400    20010801      20310701     360     7.500       3,065.36   20010901        359
   0029718210         77.65           382,000    20010501      20310401     360     7.375       2,638.38   20011001        356
   0029718699         63.99           423,000    20010601      20310501     360     7.500       2,957.68   20010801        357
   0029720349         68.63           675,000    20010601      20310501     360     7.375       4,662.06   20010801        357
   0029720752         79.70           287,000    20010501      20310401     360     7.500       2,006.75   20010901        356
   0029722568         77.87           440,000    20010801      20310701     360     6.875       2,890.49   20010801        359
   0029725348         89.86           306,000    20010701      20310601     360     7.625       2,165.85   20010901        358
   0029725355         74.94           337,500    20010701      20310601     360     7.750       2,417.89   20010801        358
   0029725520         64.89           315,000    20010701      20310601     360     7.375       2,175.63   20010801        358
   0029725546         75.00           390,000    20010801      20310701     360     7.750       2,794.01   20010801        359
   0029726528         79.94           395,200    20010701      20310601     360     7.500       2,763.30   20010801        358
   0029727302         79.81           336,000    20010601      20310501     360     7.375       2,320.67   20010901        357
   0029729340         90.00           409,500    20010801      20310701     360     7.375       2,828.32   20010801        359
   0029729449         74.94           352,500    20010701      20310601     360     7.500       2,464.73   20010801        358
   0029729597         78.26           450,000    20010801      20310701     360     7.625       3,185.07   20010801        359
   0029729704         68.96           600,000    20010801      20310701     360     7.250       4,093.06   20010801        359
   0029729720         79.93           360,000    20010701      20310601     360     7.375       2,486.43   20010801        358
   0029730132         61.16           382,000    20010801      20310701     360     7.375       2,638.38   20010801        359
   0029730595         79.75           373,200    20010501      20310401     360     8.000       2,738.41   20010801        356
   0029730785         74.79           431,000    20010601      20310501     360     7.625       3,050.60   20010901        357
   0029730850         39.29           650,000    20010501      20310401     360     7.000       4,324.47   20010801        356
   0029731031         63.56           382,000    20010601      20310501     360     7.250       2,605.92   20010801        357
   0029731221         79.77           140,000    20010501      20310401     360     7.500         978.90   20010801        356
   0029731346         73.19           296,000    20010501      20310401     360     7.000       1,969.30   20010901        356
   0029731437         77.48           326,000    20010601      20310501     360     7.000       2,168.89   20010801        357
   0029731700         89.82           389,700    20010501      20310401     360     8.125       2,893.51   20010801        356
   0029732070         79.94           319,200    20010701      20310601     360     7.500       2,231.89   20010801        358
   0029732278         78.92           415,000    20010601      20310501     360     7.250       2,831.04   20010801        357
   0029733656         87.93           317,000    20010601      20310501     360     7.750       2,271.03   20010801        357
   0029734175         62.97           350,000    20010701      20310601     360     6.875       2,299.25   20010801        358
   0029734803         74.90           416,250    20010601      20310501     360     8.250       3,127.15   20010801        357
   0029734977         71.83           432,000    20010601      20310501     360     7.375       2,983.72   20010801        357
   0029735404         79.93           428,000    20010701      20310601     360     6.875       2,811.66   20010801        358
   0029735784         79.57           538,000    20010801      20310701     360     7.500       3,761.78   20010801        359
   0029736709         56.25           380,000    20010801      20310701     360     7.375       2,624.57   20010901        359
   0029738721         79.93           340,000    20010701      20310601     360     7.375       2,348.30   20010801        358
   0029741683         73.56           540,000    20010801      20310701     360     7.125       3,638.09   20010801        359
   0029741923         89.93           394,200    20010701      20310601     360     7.500       2,756.30   20010801        358
   0029741949         70.50           635,000    20010701      20310601     360     8.000       4,659.41   20010801        358
   0029742293         79.93           348,950    20010701      20310601     360     7.625       2,469.85   20010801        358
   0029742376         79.94           429,600    20010701      20310601     360     7.875       3,114.90   20010801        358
   0029743283         55.00           352,000    20010801      20310701     360     7.625       2,491.43   20010801        359
   0029743291         89.99           396,900    20010801      20310701     360     7.625       2,809.23   20010801        359
   0029744000         79.93           318,100    20010701      20310601     360     7.500       2,224.20   20010801        358
   0029744034         87.94           321,250    20010701      20310601     360     7.500       2,246.23   20010801        358
   0029744190         79.93           332,000    20010701      20310601     360     7.375       2,293.04   20010801        358
   0029745205         90.00           340,200    20010801      20310701     360     6.875       2,234.88   20010801        359
   0029745288         56.52           325,000    20010801      20310701     360     7.500       2,272.45   20010801        359
   0029745312         79.94           585,181    20010801      20310701     360     7.750       4,192.31   20010901        359
   0029745361         79.99           630,250    20010801      20310701     360     7.250       4,299.42   20010801        359
   0029745742         72.68           400,000    20010701      20310601     360     7.750       2,865.65   20010801        358
   0029748233         74.89           480,000    20010601      20310501     360     7.625       3,397.41   20010801        357
   0029748274         79.75           332,000    20010801      20310701     360     7.125       2,236.75   20010901        359
   0029748290         79.93           788,000    20010701      20310601     360     7.375       5,442.52   20010801        358
   0029748365         21.94         1,000,000    20010601      20310501     360     7.375       6,906.76   20010801        357
   0029748449         63.53           350,000    20010601      20310501     360     7.375       2,417.37   20010801        357
   0029748514         60.43           296,000    20010601      20310501     360     7.000       1,969.30   20010801        357
   0029748589         79.94           373,300    20010701      20310601     360     7.625       2,642.19   20010801        358
   0029748621         79.44           653,600    20010801      20310701     360     6.875       4,293.69   20010901        359
   0029748670         78.65           345,700    20010701      20310601     360     7.250       2,358.29   20010901        358
   0029748696         50.72           508,400    20010601      20310501     360     7.375       3,511.40   20010901        357
   0029748704         73.88           740,000    20010601      20310501     360     7.250       5,048.11   20010801        357
   0029748811         79.94           380,000    20010701      20310601     360     7.500       2,657.02   20010801        358
   0029749751         40.32           450,000    20010801      20310701     360     7.000       2,993.87   20010901        359
   0029749793         79.93           360,800    20010701      20310601     360     7.500       2,522.77   20010801        358
   0029749801         70.87           350,000    20010801      20310701     360     7.500       2,447.25   20010801        359
   0029749835         79.98           293,050    20010801      20310701     360     7.750       2,099.45   20010801        359
   0029750197         74.89           318,750    20010601      20310501     360     7.750       2,283.57   20010801        357
   0029750288         77.43           370,000    20010601      20310501     360     7.500       2,587.10   20010801        357
   0029750338         71.56           600,000    20010601      20310501     360     7.500       4,195.29   20010901        357
   0029750429         73.23           345,000    20010601      20310501     360     7.375       2,382.83   20010901        357
   0029750510         76.04           438,616    20010701      20310601     360     7.250       2,992.14   20010801        358
   0029750551         65.16           450,000    20010701      20310601     360     7.250       3,069.80   20010801        358
   0029750601         70.89           600,000    20010601      20310501     360     7.375       4,144.06   20010801        357
   0029750700         70.43           359,760    20010701      20310601     360     7.375       2,484.78   20010901        358
   0029750791         75.88           475,000    20010601      20310501     360     7.250       3,240.34   20010801        357
   0029750841         76.88           514,000    20010701      20310601     360     7.000       3,419.66   20010801        358
   0029750940         78.96           454,759    20010601      20310501     360     7.250       3,102.26   20010801        357
   0029750965         79.93           332,000    20010701      20310601     360     7.250       2,264.83   20010801        358
   0029751005         74.88           543,750    20010601      20310501     360     7.375       3,755.55   20010801        357
   0029751088         79.82           500,240    20010601      20310501     360     7.125       3,370.21   20010801        357
   0029751146         71.31           600,000    20010601      20310501     360     7.375       4,144.06   20010801        357
   0029751179         66.17           464,350    20010601      20310501     360     7.250       3,167.69   20010901        357
   0029751773         79.43           358,000    20010601      20310501     360     7.375       2,472.62   20010801        357
   0029751864         63.19           515,000    20010801      20310701     360     7.000       3,426.31   20010801        359
   0029751906         63.33           525,000    20010701      20310601     360     7.125       3,537.03   20010801        358
   0029751948         79.93           439,900    20010701      20310601     360     7.500       3,075.84   20010801        358
   0029752045         80.00           368,000    20010801      20310701     360     7.500       2,573.11   20010801        359
   0029752409         69.43           299,000    20010601      20310501     360     7.500       2,090.65   20010801        357
   0029752466         79.93           456,000    20010701      20310601     360     6.875       2,995.60   20010801        358
   0029752508         74.93           600,000    20010701      20310601     360     7.000       3,991.81   20010801        358
   0029752565         74.88           450,000    20010601      20310501     360     7.375       3,108.04   20010801        357
   0029752607         79.86           346,000    20010601      20310501     360     6.875       2,272.97   20010801        357
   0029752623         75.54           472,500    20010701      20310601     360     7.375       3,263.44   20010801        358
   0029752722         79.87           444,000    20010601      20310501     360     7.375       3,066.60   20010801        357
   0029752730         79.86           588,000    20010601      20310501     360     6.750       3,813.76   20010801        357
   0029752789         66.34           298,800    20010701      20310601     360     7.375       2,063.74   20010801        358
   0029753027         80.00           376,000    20010801      20310701     360     7.375       2,596.94   20010801        359
   0029753209         69.94           337,500    20010801      20310701     360     7.250       2,302.34   20010801        359
   0029753282         79.94           349,600    20010801      20310701     360     7.625       2,474.45   20010901        359
   0029753621         79.79           341,400    20010601      20310501     360     7.125       2,300.08   20010901        357
   0029753662         79.88           315,200    20010601      20310501     360     7.500       2,203.93   20010801        357
   0029753688         69.29           340,000    20010601      20310501     360     7.375       2,348.30   20010801        357
   0029753696         79.87           292,400    20010601      20310501     360     7.250       1,994.69   20010801        357
   0029753712         79.87           636,000    20010601      20310501     360     7.125       4,284.86   20010801        357
   0029753738         74.81           491,250    20010501      20310401     360     7.000       3,268.30   20010801        356
   0029753761         79.86           587,850    20010601      20310501     360     7.000       3,910.99   20010801        357
   0029753779         93.57           319,800    20010501      20310401     360     7.625       2,263.53   20010801        356
   0029753829         79.87           308,000    20010601      20310501     360     7.250       2,101.11   20010801        357
   0029753837         39.67           300,000    20010601      20310501     360     7.250       2,046.53   20010801        357
   0029753845         79.84           311,000    20010601      20310501     360     7.000       2,069.10   20010801        357
   0029753852         84.87           316,136    20010601      20310501     360     7.500       2,210.47   20010801        357
   0029753878         84.54           296,400    20010601      20310501     360     7.000       1,971.96   20010801        357
   0029753886         74.87           326,250    20010601      20310501     360     7.125       2,198.01   20010801        357
   0029753902         65.91           340,000    20010601      20310501     360     7.375       2,348.30   20010801        357
   0029753928         79.88           392,000    20010601      20310501     360     7.500       2,740.93   20010801        357
   0029753977         88.98           356,500    20010601      20310501     360     7.250       2,431.96   20010801        357
   0029753985         79.88           452,000    20010601      20310501     360     7.625       3,199.23   20010801        357
   0029754009         73.21           330,000    20010601      20310501     360     7.000       2,195.50   20010801        357
   0029754025         74.87           313,875    20010601      20310501     360     7.000       2,088.22   20010801        357
   0029754173         79.86           335,400    20010601      20310501     360     7.250       2,288.02   20010801        357
   0029754439         79.85           348,600    20010601      20310501     360     7.125       2,348.59   20010801        357
   0029754454         94.86           290,250    20010601      20310501     360     8.125       2,155.10   20010801        357
   0029754553         79.87           344,000    20010601      20310501     360     7.250       2,346.69   20010801        357
   0029754611         79.75           318,400    20010601      20310501     360     7.125       2,145.13   20010801        357
   0029754769         79.79           316,000    20010501      20310401     360     7.500       2,209.52   20010801        356
   0029754850         79.10           539,850    20010601      20310501     360     7.000       3,591.64   20010801        357
   0029754918         88.02           300,000    20010601      20310501     360     7.125       2,021.16   20010901        357
   0029754926         79.84           334,000    20010701      20310601     360     7.375       2,306.85   20010801        358
   0029754991         77.84           335,000    20010701      20310601     360     7.250       2,285.29   20010801        358
   0029755006         79.86           403,400    20010601      20310501     360     7.375       2,786.19   20010801        357
   0029755030         63.75           447,000    20010601      20310501     360     7.250       3,049.33   20010801        357
   0029755089         74.87           294,550    20010601      20310501     360     6.875       1,934.99   20010801        357
   0029755113         79.79           317,600    20010601      20310501     360     6.750       2,059.95   20010901        357
   0029755212         79.82           493,600    20010501      20310401     360     7.500       3,451.33   20010801        356
   0029755246         79.87           360,000    20010601      20310501     360     7.250       2,455.84   20010801        357
   0029755287         79.79           413,300    20010601      20310501     360     6.750       2,680.66   20010901        357
   0029755295         79.93           416,000    20010701      20310601     360     7.375       2,873.21   20010801        358
   0029755428         79.86           428,450    20010601      20310501     360     7.250       2,922.79   20010801        357
   0029755451         74.88           607,500    20010601      20310501     360     7.250       4,144.23   20010801        357
   0029755477         72.50           290,500    20010601      20310501     360     7.000       1,932.71   20010801        357
   0029755493         69.04           370,000    20010801      20310701     360     7.250       2,524.05   20010901        359
   0029755501         78.45           294,600    20010601      20310501     360     8.000       2,161.68   20010801        357
   0029755584         79.88           318,400    20010601      20310501     360     7.625       2,253.62   20010801        357
   0029755659         73.67           321,000    20010601      20310501     360     7.125       2,162.64   20010801        357
   0029755709         78.40           367,900    20010801      20310701     360     7.250       2,509.73   20010901        359
   0029755717         79.83           401,150    20010601      20310501     360     7.250       2,736.56   20010801        357
   0029755733         79.87           329,792    20010601      20310501     360     7.125       2,221.88   20010801        357
   0029755782         94.84           289,750    20010601      20310501     360     7.000       1,927.72   20010801        357
   0029755816         55.52           290,000    20010501      20310401     360     7.125       1,953.79   20010801        356
   0029755865         78.28           327,000    20010601      20310501     360     7.125       2,203.06   20010801        357
   0029755915         79.94           420,000    20010801      20310701     360     7.500       2,936.70   20010901        359
   0029755923         79.87           364,000    20010601      20310501     360     7.375       2,514.06   20010801        357
   0029756004         76.36           344,200    20010601      20310501     360     7.250       2,348.06   20010801        357
   0029756442         79.99           406,350    20010801      20310701     360     7.625       2,876.12   20010801        359
   0029756525         63.05           631,000    20010801      20310701     360     7.375       4,358.16   20010901        359
   0029756764         65.37           442,000    20010601      20310501     360     7.000       2,940.64   20010801        357
   0029756780         79.87           402,776    20010601      20310501     360     7.125       2,713.58   20010801        357
   0029756814         69.08           173,000    20010601      20310501     360     7.000       1,150.98   20010801        357
   0029757697         84.93           310,000    20010801      20310701     360     7.750       2,220.88   20010801        359
   0029758349         79.81           340,000    20010501      20310401     360     7.250       2,319.40   20010801        356
   0029758364         69.30           425,000    20010601      20310501     360     7.375       2,935.37   20010801        357
   0029758380         79.77           309,500    20010501      20310401     360     6.875       2,033.20   20010801        356
   0029758430         77.59           350,000    20010501      20310401     360     7.250       2,387.62   20010801        356
   0029758455         79.09           305,000    20010601      20310501     360     7.125       2,054.84   20010801        357
   0029758471         89.85           332,100    20010601      20310501     360     7.250       2,265.51   20010801        357
   0029758604         89.85           355,500    20010601      20310501     360     7.250       2,425.14   20010801        357
   0029758612         58.09           345,000    20010601      20310501     360     7.500       2,412.29   20010801        357
   0029758661         79.79           388,800    20010401      20310301     360     8.375       2,955.16   20010801        355
   0029758679         79.80           626,000    20010601      20310501     360     7.125       4,217.48   20010901        357
   0029758729         69.85           447,000    20010601      20310501     360     7.000       2,973.90   20010901        357
   0029758737         89.88           463,500    20010601      20310501     360     8.250       3,482.12   20010801        357
   0029758786         79.87           376,000    20010601      20310501     360     7.375       2,596.94   20010801        357
   0029758794         62.47           500,000    20010601      20310501     360     7.375       3,453.37   20010801        357
   0029758869         77.27           445,000    20010701      20310601     360     7.250       3,035.68   20010901        358
   0029758935         79.15           440,000    20010601      20310501     360     7.250       3,001.57   20010801        357
   0029758943         67.67           369,400    20010601      20310501     360     7.500       2,582.90   20010801        357
   0029758950         66.84           500,000    20010601      20310501     360     8.250       3,756.33   20010801        357
   0029758992         79.74           488,000    20010501      20310401     360     7.125       3,287.75   20010901        356
   0029759081         79.81           527,657    20010601      20310501     360     7.000       3,510.52   20010801        357
   0029759099         80.00           414,000    20010801      20310701     360     7.000       2,754.35   20010801        359
   0029759115         52.61           440,000    20010601      20310501     360     7.125       2,964.36   20010801        357
   0029759172         79.87           396,000    20010601      20310501     360     7.250       2,701.42   20010801        357
   0029759198         74.88           397,500    20010601      20310501     360     7.250       2,711.65   20010801        357
   0029759230         74.17           650,000    20010601      20310501     360     7.500       4,544.90   20010801        357
   0029759255         50.49           440,000    20010601      20310501     360     7.250       3,001.57   20010801        357
   0029759289         78.51           600,000    20010601      20310501     360     7.250       4,093.06   20010801        357
   0029759297         94.73           375,250    20010601      20310501     360     7.375       2,591.76   20010801        357
   0029759339         79.86           432,500    20010601      20310501     360     7.125       2,913.84   20010801        357
   0029759347         73.90           300,000    20010501      20310401     360     7.500       2,097.64   20010801        356
   0029759636         75.24           305,000    20010801      20310701     360     7.125       2,054.84   20010901        359
   0029759669         80.00           384,000    20010801      20310701     360     7.500       2,684.98   20010801        359
   0029759685         72.96           454,000    20010801      20310701     360     7.250       3,097.08   20010901        359
   0029760014         79.87           288,000    20010601      20310501     360     7.250       1,964.67   20010801        357
   0029760030         79.80           343,200    20010601      20310501     360     7.125       2,312.20   20010901        357
   0029760048         79.61           387,000    20010501      20310401     360     7.500       2,705.96   20010801        356
   0029760055         77.32           348,500    20010601      20310501     360     7.250       2,377.38   20010801        357
   0029760089         79.62           630,000    20010601      20310501     360     7.250       4,297.71   20010801        357
   0029760105         75.36           338,800    20010601      20310501     360     7.125       2,282.56   20010801        357
   0029760147         79.80           432,000    20010601      20310501     360     7.000       2,874.11   20010901        357
   0029760170         55.67           450,000    20010601      20310501     360     7.250       3,069.79   20010801        357
   0029760188         48.21           293,400    20010701      20260601     300     8.750       2,412.17   20010801        298
   0029760238         72.19           397,700    20010601      20310501     360     7.125       2,679.38   20010801        357
   0029760253         63.25           342,000    20010601      20310501     360     8.250       2,569.33   20010801        357
   0029760261         62.30           312,000    20010601      20310501     360     7.375       2,154.91   20010801        357
   0029760287         79.87           400,000    20010601      20310501     360     7.125       2,694.87   20010801        357
   0029760295         79.80           320,000    20010601      20310501     360     7.125       2,155.90   20010901        357
   0029760311         75.60           369,000    20010601      20310501     360     7.500       2,580.10   20010901        357
   0029760329         79.80           432,000    20010501      20310401     360     7.000       2,874.11   20010801        356
   0029760345         79.08           400,000    20010601      20310501     360     7.125       2,694.88   20010801        357
   0029760386         79.87           452,000    20010601      20310501     360     7.375       3,121.85   20010801        357
   0029760394         79.87           416,000    20010601      20310501     360     7.375       2,873.21   20010801        357
   0029760402         79.87           320,000    20010601      20310501     360     7.125       2,155.90   20010801        357
   0029760410         79.04           356,000    20010601      20310501     360     7.250       2,428.55   20010801        357
   0029760428         79.86           380,000    20010601      20310501     360     7.000       2,528.15   20010801        357
   0029760436         59.47           330,000    20010601      20310501     360     7.250       2,251.18   20010801        357
   0029760444         76.94           346,800    20010601      20310501     360     7.250       2,365.79   20010801        357
   0029760451         77.68           408,500    20010601      20310501     360     7.125       2,752.14   20010801        357
   0029760477         42.31           339,000    20010601      20310501     360     7.375       2,341.39   20010801        357
   0029760493         62.80           368,000    20010601      20310501     360     7.000       2,448.31   20010801        357
   0029760519         51.43           382,000    20010501      20310401     360     7.375       2,638.38   20010801        356
   0029760527         79.87           380,000    20010601      20310501     360     7.250       2,592.27   20010801        357
   0029760568         77.75           588,000    20010601      20310501     360     7.250       4,011.20   20010801        357
   0029760584         48.55           348,000    20010601      20310501     360     7.250       2,373.98   20010901        357
   0029760667         56.45           311,000    20010601      20310501     360     7.250       2,121.57   20010801        357
   0029760691         66.99           510,000    20010601      20310501     360     7.125       3,435.96   20010801        357
   0029760766         73.01           479,000    20010601      20310501     360     7.250       3,267.62   20010801        357
   0029760873         56.72           375,000    20010601      20310501     360     7.250       2,558.16   20010801        357
   0029760915         79.81           461,600    20010601      20310501     360     7.375       3,188.16   20010901        357
   0029761178         79.06           445,150    20010801      20310701     360     7.625       3,150.75   20010801        359
   0029761384         73.72           505,000    20010801      20310701     360     7.625       3,574.36   20010801        359
   0029762481         88.09           317,900    20010501      20310401     360     7.250       2,168.64   20010801        356
   0029762614         46.82           358,500    20010701      20310601     360     7.000       2,385.11   20010801        358
   0029762655         79.87           540,000    20010601      20310501     360     7.250       3,683.75   20010801        357
   0029762705         61.07           460,000    20010601      20310501     360     7.125       3,099.11   20010801        357
   0029764453         79.87           336,000    20010601      20310501     360     7.250       2,292.12   20010801        357
   0029764479         79.86           325,600    20010601      20310501     360     7.000       2,166.23   20010801        357
   0029764495         79.87           368,000    20010601      20310501     360     7.375       2,541.69   20010801        357
   0029764511         79.14           432,000    20010601      20310501     360     7.250       2,947.01   20010801        357
   0029764560         79.93           308,000    20010701      20310601     360     7.250       2,101.11   20010801        358
   0029764834         72.85           328,618    20010601      20310501     360     7.250       2,241.76   20010901        357
   0029764974         21.34           750,000    20010701      20310601     360     7.250       5,116.33   20010801        358
   0029765062         76.90           342,750    20010601      20310501     360     7.500       2,396.56   20010801        357
   0029765088         49.90           400,000    20010601      20310501     360     7.375       2,762.71   20010801        357
   0029765120         79.87           316,000    20010601      20310501     360     7.250       2,155.68   20010801        357
   0029765179         79.80           343,920    20010601      20310501     360     7.125       2,317.06   20010901        357
   0029765245         79.87           320,000    20010601      20310501     360     7.375       2,210.17   20010801        357
   0029765252         74.86           399,350    20010701      20310601     360     7.500       2,792.32   20010801        358
   0029765310         73.13           344,000    20010701      20310601     360     7.500       2,405.30   20010801        358
   0029765336         66.82           450,000    20010601      20310501     360     7.375       3,108.04   20010801        357
   0029765369         51.49           670,000    20010701      20310601     360     7.250       4,570.59   20010801        358
   0029765385         66.56           290,000    20010601      20310501     360     7.375       2,002.96   20010801        357
   0029765393         36.78           350,000    20010601      20310501     360     6.875       2,299.26   20010801        357
   0029765419         79.77           322,000    20010601      20310501     360     7.375       2,223.98   20010801        357
   0029765435         63.24           358,000    20010601      20310501     360     7.375       2,472.62   20010801        357
   0029765443         38.32           700,000    20010701      20310601     360     7.375       4,834.73   20010801        358
   0029768090         64.94           344,450    20010701      20310601     360     7.375       2,379.04   20010801        358
   0029768488         67.41           327,500    20010601      20310501     360     7.125       2,206.43   20010801        357
   0029768496         44.32           780,000    20010501      20210401     240     7.375       6,224.14   20010801        236
   0029768504         78.25           400,000    20010601      20310501     360     7.375       2,762.70   20010901        357
   0029768520         68.64           344,000    20010501      20310401     360     7.500       2,405.30   20010801        356
   0029768561         64.85           354,000    20010601      20310501     360     7.250       2,414.91   20010801        357
   0029768587         57.25           410,000    20010601      20310501     360     7.250       2,796.92   20010801        357
   0029768595         71.50           322,500    20010601      20310501     360     7.375       2,227.43   20010901        357
   0029768611         55.46           400,000    20010601      20310501     360     7.250       2,728.71   20010801        357
   0029768629         46.59           496,300    20010601      20310501     360     7.375       3,427.83   20010801        357
   0029768652         76.87           316,000    20010601      20310501     360     7.375       2,182.54   20010801        357
   0029768678         89.89           309,000    20010701      20310601     360     7.250       2,107.92   20010801        358
   0029768686         58.24           303,600    20010501      20310401     360     7.125       2,045.41   20010801        356
   0029768710         44.25           315,000    20010601      20310501     360     7.125       2,122.21   20010901        357
   0029768769         60.56           327,800    20010601      20310501     360     7.375       2,264.03   20010801        357
   0029768819         62.83           645,000    20010601      20310501     360     7.375       4,454.86   20010801        357
   0029768827         78.98           500,000    20010601      20310501     360     7.000       3,326.51   20010801        357
   0029768868         46.66           355,500    20010501      20310401     360     7.375       2,455.36   20010801        356
   0029769015         77.17           386,500    20010601      20310501     360     7.375       2,669.46   20010801        357
   0029769023         67.80           475,000    20010701      20310601     360     7.000       3,160.19   20010801        358
   0029769031         79.71           375,200    20010601      20310501     360     7.500       2,623.46   20010801        357
   0029769056         79.93           680,000    20010701      20310601     360     7.375       4,696.60   20010801        358
   0029769106         52.59           450,000    20010701      20310601     360     7.625       3,185.08   20010801        358
   0029769148         79.24           500,000    20010601      20310501     360     7.500       3,496.07   20010801        357
   0029769155         94.77           294,500    20010601      20310501     360     7.250       2,009.01   20010901        357
   0029769163         79.87           452,000    20010601      20310501     360     7.375       3,121.85   20010801        357
   0029769189         38.06           400,000    20010701      20310601     360     7.125       2,694.88   20010801        358
   0029769197         46.26           463,000    20010701      20310601     360     7.250       3,158.48   20010801        358
   0029769213         79.87           328,000    20010601      20310501     360     7.375       2,265.42   20010801        357
   0029769221         79.94           580,000    20010701      20310601     360     7.500       4,055.45   20010801        358
   0029769239         71.42           450,000    20010601      20310501     360     6.875       2,956.18   20010801        357
   0029769254         79.87           400,000    20010601      20310501     360     7.125       2,694.88   20010801        357
   0029769262         70.78           489,470    20010601      20310501     360     7.250       3,339.05   20010801        357
   0029769296         73.81           340,100    20010601      20310501     360     7.250       2,320.09   20010801        357
   0029769304         70.94           568,000    20010701      20310601     360     7.375       3,923.04   20010801        358
   0029769320         73.26           700,000    20010601      20310501     360     7.500       4,894.51   20010801        357
   0029769346         59.58           325,000    20010601      20310501     360     7.375       2,244.70   20010801        357
   0029769353         79.33           580,000    20010601      20310501     360     7.500       4,055.45   20010801        357
   0029769361         67.58           352,000    20010601      20310501     360     7.375       2,431.18   20010801        357
   0029769387         54.23           415,500    20010701      20310601     360     7.500       2,905.24   20010901        358
   0029769395         79.79           334,000    20010601      20310501     360     6.750       2,166.32   20010901        357
   0029769411         79.14           321,250    20010601      20310501     360     7.500       2,246.23   20010901        357
   0029769429         79.93           352,000    20010701      20310601     360     7.375       2,431.18   20010801        358
   0029769437         61.88           450,000    20010701      20310601     360     7.375       3,108.04   20010901        358
   0029769445         59.90           375,000    20010601      20310501     360     7.250       2,558.17   20010801        357
   0029769460         79.87           454,000    20010701      20310601     360     7.375       3,135.67   20010901        358
   0029769478         61.66           420,000    20010601      20310501     360     7.250       2,865.15   20010801        357
   0029769486         72.56           305,000    20010701      20310601     360     7.500       2,132.61   20010801        358
   0029769494         79.87           339,000    20010701      20310601     360     7.500       2,370.34   20010901        358
   0029769502         79.24           308,000    20010601      20310501     360     6.750       1,997.69   20010801        357
   0029769510         78.67           556,800    20010701      20310601     360     8.000       4,085.61   20010801        358
   0029769528         52.08           903,000    20010701      20310601     360     7.375       6,236.80   20010901        358
   0029769544         74.17           650,000    20010601      20310501     360     7.500       4,544.90   20010801        357
   0029770161         89.86           306,000    20010601      20310501     360     7.625       2,165.85   20010801        357
   0029770724         79.93           291,850    20010701      20310601     360     7.375       2,015.74   20010801        358
   0029770757         79.93           415,800    20010701      20310601     360     7.375       2,871.83   20010801        358
   0029770781         79.86           429,500    20010701      20310601     360     7.375       2,966.45   20010901        358
   0029770799         79.92           350,100    20010701      20310601     360     7.375       2,418.06   20010801        358
   0029771029         56.00           364,600    20010601      20310501     360     7.375       2,518.21   20010801        357
   0029771037         79.94           320,000    20010701      20310601     360     7.500       2,237.49   20010801        358
   0029771045         79.32           402,000    20010601      20310501     360     7.250       2,742.35   20010801        357
   0029771052         69.80           598,500    20010601      20310501     360     7.375       4,133.70   20010801        357
   0029771060         68.95           314,000    20010701      20310601     360     7.125       2,115.48   20010801        358
   0029771086         74.87           331,369    20010601      20310501     360     7.125       2,232.49   20010801        357
   0029771102         58.28           595,000    20010701      20310601     360     7.125       4,008.63   20010801        358
   0029771128         59.24           771,500    20010701      20310601     360     7.000       5,132.81   20010901        358
   0029771169         65.60           559,000    20010601      20310501     360     7.125       3,766.09   20010901        357
   0029771185         73.94           450,000    20010601      20310501     360     6.950       2,978.77   20010801        357
   0029771193         79.92           348,000    20010701      20310601     360     6.500       2,199.60   20010801        358
   0029771201         55.36           610,000    20010601      20310501     360     7.250       4,161.28   20010801        357
   0029771219         74.58           370,000    20010601      20310501     360     7.125       2,492.76   20010801        357
   0029771235         62.57           351,000    20010601      20310501     360     7.125       2,364.76   20010801        357
   0029771243         74.88           600,000    20010601      20310501     360     7.500       4,195.29   20010801        357
   0029771250         78.05           360,000    20010601      20310501     360     7.250       2,455.84   20010901        357
   0029771268         74.83           352,000    20010701      20310601     360     7.375       2,431.18   20010801        358
   0029771284         53.84           340,000    20010601      20310501     360     7.250       2,319.40   20010901        357
   0029771292         78.26           336,800    20010701      20310601     360     7.250       2,297.57   20010801        358
   0029771300         84.94           284,750    20010701      20310601     360     8.000       2,089.39   20010801        358
   0029771318         69.51           400,000    20010701      20310601     360     7.250       2,728.71   20010801        358
   0029771334         72.90           555,000    20010601      20310501     360     7.125       3,739.14   20010801        357
   0029771367         44.99           325,000    20010501      20310401     360     7.125       2,189.59   20010901        356
   0029771383         62.76           505,000    20010701      20310601     360     7.250       3,445.00   20010801        358
   0029771391         65.39           375,000    20010601      20310501     360     7.125       2,526.45   20010901        357
   0029771961         79.87           396,000    20010601      20310501     360     7.125       2,667.93   20010801        357
   0029772043         60.17           451,700    20010701      20310601     360     7.000       3,005.18   20010801        358
   0029772050         74.76           322,000    20010601      20310501     360     7.000       2,142.28   20010801        357
   0029772068         67.64           488,000    20010601      20310501     360     7.000       3,246.68   20010801        357
   0029772076         79.93           500,000    20010701      20310601     360     7.375       3,453.38   20010801        358
   0029772084         73.22           411,000    20010501      20310401     360     7.125       2,768.98   20010801        356
   0029772092         66.43           346,000    20010601      20310501     360     7.375       2,389.74   20010801        357
   0029772100         60.71           319,000    20010701      20310601     360     7.625       2,257.87   20010801        358
   0029772134         68.33           404,000    20010601      20210501     240     7.375       3,223.79   20010801        237
   0029772142         74.01           500,000    20010701      20310601     360     7.125       3,368.60   20010801        358
   0029772159         62.88           450,000    20010701      20310601     360     7.375       3,108.04   20010801        358
   0029772175         71.85           503,300    20010701      20310601     360     7.875       3,649.28   20010801        358
   0029772183         65.82           548,800    20010601      20310501     360     7.000       3,651.18   20010801        357
   0029772191         79.88           286,400    20010601      20310501     360     7.500       2,002.55   20010801        357
   0029772209         79.87           380,400    20010601      20310501     360     7.250       2,595.00   20010801        357
   0029772225         79.87           424,000    20010601      20310501     360     7.250       2,892.43   20010801        357
   0029772233         60.75           316,400    20010601      20310501     360     7.375       2,185.30   20010801        357
   0029772241         74.19           431,000    20010601      20310501     360     7.250       2,940.18   20010801        357
   0029772258         60.85           335,000    20010701      20310601     360     7.000       2,228.77   20010801        358
   0029772266         48.05           335,000    20010601      20310501     360     7.375       2,313.77   20010901        357
   0029772282         74.94           339,750    20010701      20310601     360     7.250       2,317.70   20010801        358
   0029772290         79.88           624,000    20010601      20310501     360     7.625       4,416.64   20010801        357
   0029772308         63.70           325,400    20010701      20310601     360     7.375       2,247.46   20010801        358
   0029772316         74.16           408,600    20010601      20310501     360     7.000       2,718.43   20010801        357
   0029772324         75.66           447,450    20010601      20310501     360     7.250       3,052.40   20010901        357
   0029772332         60.92           344,500    20010701      20310601     360     7.000       2,291.97   20010801        358
   0029772340         78.06           500,000    20010701      20310601     360     7.125       3,368.60   20010801        358
   0029772357         57.80           550,000    20010601      20310501     360     7.250       3,751.97   20010801        357
   0029772365         62.40         1,000,000    20010601      20310501     360     7.500       6,992.15   20010801        357
   0029772472         53.39           500,000    20010601      20310501     360     7.250       3,410.88   20010801        357
   0029772480         79.87           536,000    20010601      20310501     360     7.375       3,702.02   20010801        357
   0029773256         79.93           480,000    20010701      20310601     360     7.125       3,233.85   20010801        358
   0029773298         79.92           349,500    20010701      20310601     360     6.750       2,266.85   20010801        358
   0029773314         69.12           360,000    20010701      20310601     360     7.375       2,486.43   20010901        358
   0029773330         64.95           350,000    20010701      20310601     360     7.250       2,387.62   20010901        358
   0029773355         63.50           375,000    20010701      20310601     360     6.750       2,432.24   20010801        358
   0029773371         79.93           324,800    20010701      20310601     360     7.375       2,243.31   20010801        358
   0029773397         79.87           488,400    20010701      20310601     360     7.250       3,331.75   20010801        358
   0029773413         75.01           500,000    20010701      20310601     360     7.125       3,368.59   20010901        358
   0029773421         79.92           375,000    20010701      20310601     360     6.750       2,432.25   20010801        358
   0029773447         73.05           484,700    20010701      20310601     360     7.250       3,306.51   20010901        358
   0029773454         61.06           825,000    20010701      20310601     360     7.375       5,698.07   20010801        358
   0029773462         79.40           304,000    20010701      20310601     360     7.250       2,073.82   20010801        358
   0029773504         69.61           641,000    20010701      20310601     360     7.250       4,372.75   20010801        358
   0029773520         79.92           367,950    20010701      20310601     360     7.500       2,572.76   20010801        358
   0029773546         68.09           544,900    20010701      20310601     360     7.375       3,763.49   20010901        358
   0029773587         79.94           452,000    20010701      20310601     360     7.500       3,160.45   20010801        358
   0029773595         74.94           367,500    20010701      20310601     360     7.250       2,507.00   20010801        358
   0029773611         77.57           361,000    20010701      20310601     360     7.500       2,524.16   20010801        358
   0029773629         54.85           412,000    20010601      20310501     360     8.000       3,023.11   20010801        357
   0029773694         79.87           347,900    20010601      20310501     360     7.250       2,373.29   20010801        357
   0029773710         74.84           294,000    20010501      20310401     360     7.875       2,131.71   20010801        356
   0029773744         72.56           527,700    20010601      20310501     360     7.375       3,644.70   20010901        357
   0029773751         79.46           350,000    20010701      20310601     360     7.500       2,447.25   20010801        358
   0029773769         72.82           430,000    20010701      20310601     360     7.250       2,933.36   20010801        358
   0029773777         68.20           444,000    20010601      20310501     360     7.375       3,066.60   20010801        357
   0029773785         76.09           329,000    20010701      20310601     360     7.125       2,216.54   20010801        358
   0029773819         72.68           455,000    20010601      20310501     360     7.375       3,142.58   20010801        357
   0029773827         76.08           343,000    20010601      20310501     360     7.375       2,369.02   20010801        357
   0029773835         75.34           373,500    20010601      20310501     360     7.625       2,643.61   20010801        357
   0029773843         79.88           319,200    20010601      20310501     360     7.500       2,231.90   20010801        357
   0029773850         79.77           290,000    20010601      20310501     360     7.625       2,052.60   20010801        357
   0029773868         79.53           359,200    20010601      20310501     360     7.250       2,450.38   20010901        357
   0029773876         73.10           403,000    20010501      20310401     360     7.375       2,783.42   20010801        356
   0029773900         60.12           590,000    20010601      20310501     360     7.875       4,277.91   20010801        357
   0029773926         79.87           283,200    20010701      20310601     360     7.375       1,955.99   20010901        358
   0029773934         78.90           382,500    20010601      20310501     360     7.375       2,641.83   20010801        357
   0029773942         79.82           363,428    20010501      20310401     360     7.625       2,572.32   20010801        356
   0029773959         77.04           340,000    20010501      20310401     360     7.625       2,406.50   20010901        356
   0029773967         78.06           578,560    20010601      20310501     360     7.500       4,045.38   20010801        357
   0029773983         73.25           334,000    20010601      20310501     360     7.750       2,392.82   20010901        357
   0029773991         76.74           370,000    20010401      20310301     360     7.375       2,555.50   20010901        355
   0029774007         77.22           309,600    20010601      20310501     360     7.375       2,138.33   20010901        357
   0029774015         76.20           396,600    20010701      20310601     360     7.250       2,705.51   20010801        358
   0029774023         73.95           300,000    20010601      20310501     360     7.250       2,046.53   20010801        357
   0029774031         51.39           360,000    20010701      20310601     360     7.625       2,548.06   20010801        358
   0029774049         52.68           580,000    20010701      20310601     360     6.950       3,839.30   20010801        358
   0029774056         61.99           416,000    20010601      20310501     360     7.375       2,873.21   20010801        357
   0029774064         89.94           396,000    20010701      20310601     360     8.250       2,975.02   20010801        358
   0029774106         79.93           388,000    20010701      20310601     360     7.375       2,679.82   20010801        358
   0029774114         79.92           431,950    20010701      20310601     360     7.125       2,910.13   20010801        358
   0029774122         79.93           376,000    20010701      20310601     360     7.375       2,596.94   20010801        358
   0029774130         28.94           337,400    20010701      20310601     360     7.375       2,330.34   20010901        358
   0029774148         67.42           649,000    20010501      20310401     360     7.500       4,537.90   20011001        356
   0029774155         78.81           489,000    20010701      20310601     360     7.375       3,377.40   20010801        358
   0029774163         70.80           356,300    20010601      20310501     360     7.250       2,430.60   20010901        357
   0029774171         79.87           446,400    20010701      20310601     360     7.375       3,083.17   20010901        358
   0029774189         58.87           500,000    20010601      20310501     360     7.375       3,453.38   20010801        357
   0029774197         59.04           390,000    20010701      20310601     360     7.375       2,693.63   20010801        358
   0029774213         79.81           391,600    20010601      20310501     360     7.375       2,704.68   20010901        357
   0029774254         75.38           338,000    20010701      20310601     360     7.125       2,277.17   20010801        358
   0029774262         71.96           525,000    20010701      20310601     360     7.375       3,626.04   20010801        358
   0029774270         79.93           404,000    20010701      20310601     360     7.375       2,790.33   20010801        358
   0029774288         67.90           339,000    20010601      20310501     360     7.125       2,283.91   20010901        357
   0029774296         74.94           296,250    20010701      20310601     360     7.375       2,046.13   20010801        358
   0029774304         79.93           508,000    20010701      20310601     360     7.250       3,465.46   20010801        358
   0029774320         73.55           412,500    20010601      20310501     360     7.625       2,919.65   20010801        357
   0029774346         73.75           465,000    20010701      20310601     360     7.250       3,172.12   20010801        358
   0029774353         50.99           370,000    20010701      20310601     360     7.375       2,555.50   20010801        358
   0029774361         69.78           650,000    20010701      20310601     360     7.375       4,489.39   20010901        358
   0029774379         79.87           432,000    20010701      20310601     360     7.375       2,983.72   20010901        358
   0029774387         68.03           320,000    20010701      20310601     360     7.250       2,182.96   20010801        358
   0029774395         67.64           315,000    20010701      20310601     360     7.500       2,202.53   20010901        358
   0029774411         48.85           330,000    20010701      20310601     360     7.625       2,335.72   20010801        358
   0029774429         79.66           371,000    20010701      20310601     360     6.875       2,437.21   20010801        358
   0029774437         79.94           333,800    20010701      20310601     360     8.250       2,507.73   20010801        358
   0029774445         69.60           310,000    20010701      20310601     360     7.250       2,114.75   20010801        358
   0029774452         79.94           540,000    20010701      20310601     360     7.625       3,822.09   20010801        358
   0029774460         79.82           408,000    20010501      20310401     360     7.625       2,887.80   20010801        356
   0029774486         79.92           445,800    20010701      20310601     360     7.000       2,965.92   20010801        358
   0029774494         79.93           327,200    20010701      20310601     360     7.250       2,232.08   20010801        358
   0029774502         66.02           449,000    20010701      20310601     360     7.250       3,062.97   20010901        358
   0029774510         76.04           426,500    20010601      20310501     360     7.500       2,982.15   20010801        357
   0029774528         79.92           314,600    20010701      20310601     360     7.250       2,146.13   20010801        358
   0029774536         78.58           371,000    20010701      20310601     360     7.250       2,530.87   20010801        358
   0029774544         63.03           511,000    20010701      20310601     360     7.500       3,572.99   20010801        358
   0029774569         71.68           485,000    20010501      20310401     360     7.250       3,308.55   20010801        356
   0029774627         74.86           457,400    20010701      20310601     360     7.250       3,120.27   20010901        358
   0029774643         72.60           276,100    20010701      20310601     360     7.750       1,978.02   20010801        358
   0029774668         84.88           328,950    20010701      20310601     360     8.000       2,413.72   20010901        358
   0029774684         79.87           280,000    20010601      20310501     360     7.375       1,933.89   20010801        357
   0029774700         79.88           368,000    20010601      20310501     360     7.500       2,573.11   20010801        357
   0029774726         79.94           460,000    20010701      20310601     360     7.875       3,335.32   20010801        358
   0029774734         79.93           316,000    20010701      20310601     360     7.125       2,128.95   20010801        358
   0029774742         72.67           480,000    20010701      20310601     360     7.375       3,315.24   20010801        358
   0029774783         78.18           361,000    20010701      20310601     360     7.250       2,462.66   20010901        358
   0029774817         69.93           349,900    20010701      20310601     360     7.250       2,386.94   20010801        358
   0029774908         76.80           550,000    20010601      20310501     360     7.250       3,751.97   20010801        357
   0029774940         79.93           347,950    20010701      20310601     360     7.250       2,373.64   20010801        358
   0029774965         74.60           336,000    20010701      20310601     360     7.250       2,292.11   20010801        358
   0029777661         79.93           288,200    20010701      20310601     360     7.000       1,917.41   20010801        358
   0029777703         65.90           620,000    20010701      20310601     360     7.375       4,282.19   20010801        358
   0029777711         65.75           321,800    20010701      20310601     360     7.000       2,140.95   20010801        358
   0029777729         78.05           525,000    20010701      20310601     360     7.250       3,581.43   20010801        358
   0029777737         79.93           350,880    20010701      20310601     360     7.375       2,423.45   20010801        358
   0029777745         79.93           428,000    20010701      20310601     360     7.375       2,956.09   20010801        358
   0029777760         79.93           488,000    20010701      20310601     360     7.250       3,329.03   20010801        358
   0029777778         74.93           532,500    20010701      20310601     360     7.000       3,542.74   20010801        358
   0029777810         77.63           328,100    20010601      20310501     360     7.375       2,266.11   20010801        357
   0029777828         77.73           350,000    20010701      20310601     360     7.250       2,387.62   20010801        358
   0029777836         79.93           319,900    20010701      20310601     360     7.125       2,155.23   20010801        358
   0029777844         68.77           650,000    20010601      20310501     360     7.000       4,324.47   20010801        357
   0029777851         79.93           285,600    20010701      20310601     360     7.375       1,972.57   20010801        358
   0029777869         67.71           390,000    20010601      20310501     360     7.000       2,594.68   20010801        357
   0029777877         79.81           480,000    20010601      20310501     360     7.250       3,274.45   20010901        357
   0029777885         94.92           290,650    20010701      20310601     360     7.625       2,057.21   20010801        358
   0029777893         79.87           326,900    20010701      20310601     360     7.125       2,202.39   20010901        358
   0029777901         79.37           330,300    20010401      20310301     360     7.375       2,281.31   20010801        355
   0029777919         76.46           340,000    20010701      20310601     360     7.250       2,319.40   20010801        358
   0029777935         79.86           335,900    20010601      20310501     360     7.625       2,377.48   20010801        357
   0029777968         79.87           351,200    20010601      20310501     360     7.125       2,366.10   20010801        357
   0029777976         79.88           334,000    20010701      20310601     360     7.250       2,278.47   20010801        358
   0029777984         79.93           356,000    20010701      20310601     360     7.250       2,428.55   20010801        358
   0029777992         78.14           312,800    20010701      20310601     360     7.375       2,160.44   20010801        358
   0029778008         68.91           500,000    20010701      20310601     360     7.250       3,410.89   20010801        358
   0029778016         61.64           385,890    20010601      20310501     360     7.125       2,599.82   20010801        357
   0029778024         74.93           307,500    20010701      20310601     360     7.000       2,045.81   20010801        358
   0029778040         79.93           352,000    20010701      20310601     360     7.250       2,401.27   20010801        358
   0029778057         79.81           342,000    20010601      20310501     360     7.250       2,333.05   20010901        357
   0029778065         74.94           358,500    20010701      20310601     360     7.125       2,415.29   20010801        358
   0029778073         84.92           361,250    20010701      20310601     360     6.875       2,373.16   20010801        358
   0029778081         74.94           363,750    20010701      20310601     360     7.375       2,512.34   20010801        358
   0029778099         79.46           338,000    20010701      20310601     360     6.875       2,220.42   20010801        358
   0029778107         73.08           316,000    20010701      20310601     360     6.875       2,075.90   20010801        358
   0029778115         73.20           370,000    20010701      20310601     360     7.125       2,492.76   20010801        358
   0029778131         72.44           435,000    20010701      20310601     360     7.250       2,967.47   20010801        358
   0029778149         74.89           382,500    20010601      20310501     360     7.875       2,773.40   20010801        357
   0029778156         59.65           400,000    20010701      20310601     360     7.500       2,796.86   20010801        358
   0029778198         65.90           310,000    20010701      20310601     360     7.000       2,062.44   20010801        358
   0029778206         74.93           339,450    20010701      20310601     360     7.250       2,315.65   20010801        358
   0029778214         79.93           376,000    20010701      20310601     360     7.250       2,564.99   20010801        358
   0029778222         94.92           296,875    20010701      20310601     360     7.500       2,075.80   20010801        358
   0029778230         79.92           354,800    20010701      20310601     360     7.250       2,420.37   20010801        358
   0029778248         79.80           335,440    20010601      20310501     360     7.125       2,259.93   20010901        357
   0029778255         78.79           485,000    20010701      20310601     360     7.125       3,267.54   20010801        358
   0029778271         79.94           365,120    20010701      20310601     360     7.500       2,552.98   20010801        358
   0029778354         69.88           314,000    20010701      20310601     360     7.250       2,142.04   20010901        358
   0029778446         79.02           409,800    20010601      20310501     360     7.125       2,760.90   20010901        357
   0029778453         79.87           324,000    20010601      20310501     360     7.250       2,210.26   20010801        357
   0029778461         79.55           349,500    20010701      20310601     360     7.500       2,443.76   20010801        358
   0029778479         74.83           307,500    20010501      20310401     360     7.625       2,176.47   20010801        356
   0029778487         79.94           317,600    20010701      20310601     360     7.625       2,247.96   20010801        358
   0029778495         73.61           306,000    20010701      20310601     360     6.875       2,010.21   20010901        358
   0029779238         78.18           313,000    20010701      20310601     360     7.250       2,135.21   20010801        358
   0029779279         79.94           420,000    20010701      20310601     360     8.000       3,081.81   20010801        358
   0029779394         79.28           365,000    20010701      20310601     360     7.500       2,552.13   20010801        358
   0029779634         79.08           310,000    20010801      20310701     360     7.500       2,167.57   20010801        359
   0029779683         71.46           310,800    20010801      20310701     360     7.500       2,173.16   20010801        359
   0029779691         59.62           502,750    20010801      20310701     360     7.250       3,429.65   20010901        359
   0029779709         54.81           363,950    20010801      20310701     360     7.875       2,638.90   20010801        359
   0029779840         79.93           339,150    20010801      20310701     360     7.500       2,371.39   20010901        359
   0029779881         79.93           347,900    20010801      20310701     360     7.500       2,432.57   20010901        359
   0029780368         68.87           650,000    20010801      20310701     360     7.750       4,656.68   20010901        359
   0029780376         60.34           350,100    20010801      20310701     360     7.375       2,418.06   20010801        359
   0029780384         79.99           403,800    20010801      20310701     360     7.500       2,823.43   20010801        359
   0029780400         79.99           353,950    20010801      20310701     360     7.625       2,505.24   20010801        359
   0029780418         79.99           333,400    20010801      20310701     360     7.375       2,302.72   20010801        359
   0029780426         79.98           310,850    20010801      20310701     360     7.375       2,146.97   20010801        359
   0029780806         57.20           383,000    20010801      20310701     360     6.500       2,420.83   20010901        359
   0029780822         79.99           343,600    20010801      20310701     360     7.250       2,343.96   20010801        359
   0029780848         79.99           361,450    20010801      20310701     360     7.625       2,558.33   20010801        359
   0099014755         79.71           367,050    20010601      20310501     360     7.125       2,472.88   20010801        357
   0099031627         89.92           292,500    20010701      20310601     360     6.875       1,921.52   20010801        358
   0099031916         79.93           465,600    20010701      20310601     360     7.375       3,215.78   20010801        358
   0099035743         58.22           350,000    20010701      20210601     240     7.125       2,739.87   20010801        238
   0099037848         76.12           319,900    20010801      20310701     360     7.000       2,128.31   20010901        359
   0099037871         77.73           430,900    20010701      20310601     360     7.125       2,903.06   20010801        358
   0099037970         79.86           366,000    20010701      20310601     360     7.000       2,435.01   20010901        358
   0099038606         55.97           328,000    20010601      20310501     360     7.000       2,182.20   20010801        357
   0099038770         79.93           392,000    20010701      20310601     360     7.125       2,640.98   20010801        358
   0099039182         79.93           420,000    20010701      20310601     360     7.250       2,865.14   20010801        358
   0099040115         79.93           328,800    20010701      20310601     360     7.375       2,270.94   20010801        358
   0099040180         79.93           320,000    20010801      20310701     360     7.250       2,182.96   20010901        359
   0099040339         79.91           313,000    20010701      20310601     360     6.875       2,056.19   20010801        358
   0099040396         79.93           348,000    20010701      20310601     360     7.125       2,344.54   20010801        358
   0099040453         79.93           452,000    20010701      20310601     360     6.750       2,931.66   20010801        358
   0099044489         80.00           319,200    20010801      20310701     360     7.125       2,150.51   20010801        359
   0099044497         79.87           328,000    20010701      20310601     360     7.375       2,265.41   20010901        358
   0099044505         73.18           333,000    20010801      20310701     360     7.375       2,299.95   20010801        359
   0099044547         79.84           463,500    20010701      20310601     360     6.875       3,044.87   20010801        358
   0099045163         79.67           307,000    20010701      20310601     360     6.875       2,016.77   20010801        358
   0099045296         69.38           375,000    20010701      20310601     360     6.875       2,463.48   20010801        358
   0099046518         79.93           544,000    20010701      20310601     360     6.875       3,573.69   20010801        358
   0099046823         74.30           483,000    20010801      20310701     360     7.125       3,254.06   20010801        359
   0099046898         46.82           410,000    20010701      20310601     360     7.375       2,831.77   20010801        358
   0099047045         79.81           348,000    20010601      20310501     360     7.375       2,403.55   20010901        357
   0099047151         54.21           500,000    20010801      20310701     360     7.000       3,326.51   20010801        359
   0099047169         79.59           575,000    20010801      20310701     360     7.125       3,873.89   20010801        359
   0099047730         79.87           409,600    20010701      20310601     360     7.250       2,794.19   20010901        358
   0099047979         63.28           399,000    20010701      20310601     360     7.250       2,721.88   20010801        358
   0099048456         69.94           315,000    20010701      20310601     360     7.250       2,148.86   20010801        358
   0099048597         72.27           318,000    20010801      20310701     360     7.250       2,169.33   20010801        359
   0099048878         78.99           336,000    20010701      20310601     360     7.000       2,235.42   20010801        358
   0099049322         70.00           374,500    20010801      20310701     360     7.000       2,491.56   20010801        359
   0099049546         79.93           376,000    20010701      20310601     360     7.250       2,564.98   20010801        358
   0099049587         74.79           355,500    20010601      20310501     360     7.125       2,395.07   20010901        357
   0099049736         79.98           345,600    20010801      20310701     360     7.250       2,357.60   20010801        359
   0099049967         67.25           350,000    20010701      20310601     360     7.125       2,358.01   20010801        358
   0099049983         79.92           376,000    20010701      20310601     360     6.625       2,407.57   20010801        358
   0099050411         79.93           436,850    20010701      20310601     360     7.250       2,980.09   20010801        358
   0099050452         79.87           352,000    20010701      20310601     360     7.125       2,371.49   20010901        358
   0099050510         79.93           369,350    20010701      20310601     360     7.000       2,457.29   20010801        358
   0099051161         79.10           365,000    20010701      20310601     360     6.875       2,397.79   20010801        358
   0099051575         79.87           376,000    20010601      20310501     360     7.125       2,533.18   20010801        357
   0099051955         69.94           441,000    20010701      20310601     360     7.500       3,083.54   20010801        358
   0099052268         59.47           375,000    20010701      20310601     360     7.000       2,494.88   20010801        358
   0099052656         79.92           449,250    20010701      20310601     360     7.000       2,988.87   20010801        358
   0099052680         74.94           300,000    20010701      20310601     360     7.125       2,021.16   20010801        358
   0099053043         79.86           466,000    20010701      20310601     360     6.750       3,022.47   20010901        358
   0099053050         77.56           330,000    20010701      20310601     360     6.750       2,140.37   20010801        358
   0099053068         52.69           327,000    20010701      20310601     360     6.875       2,148.16   20010801        358
   0099053076         79.87           412,000    20010601      20310501     360     7.125       2,775.72   20010801        357
   0099053647         58.77           400,000    20010701      20310601     360     6.625       2,561.24   20010801        358
   0099054439         78.59           350,000    20010701      20310601     360     7.500       2,447.25   20010801        358
   0099054983         73.56           320,000    20010801      20310701     360     7.750       2,292.52   20010801        359
   0099055139         70.50           290,000    20010701      20310601     360     7.000       1,929.38   20010801        358
   0099055451         79.93           488,000    20010701      20310601     360     7.250       3,329.03   20010801        358
   0099055717         79.93           362,100    20010701      20310601     360     7.750       2,594.13   20010801        358
   0099056061         77.14           486,400    20010701      20310601     360     7.500       3,400.98   20010801        358
   0099056178         50.78           305,000    20010701      20310601     360     6.875       2,003.63   20010801        358
   0099056301         75.00           322,500    20010801      20310701     360     7.500       2,254.97   20010801        359
   0099056491         79.92           370,850    20010701      20310601     360     7.000       2,467.27   20010801        358
   0099056574         79.93           380,000    20010701      20310601     360     7.125       2,560.13   20010801        358
   0099056731         69.13           310,000    20010701      20310601     360     7.000       2,062.44   20010801        358
   0099056749         45.23           725,000    20010701      20310601     360     7.000       4,823.44   20010901        358
   0099056756         33.66           438,000    20010701      20310601     360     6.875       2,877.35   20010801        358
   0099056897         65.31           302,000    20010701      20310601     360     7.375       2,085.84   20010801        358
   0099056954         79.93           309,600    20010701      20310601     360     7.250       2,112.02   20010801        358
   0099057002         80.00           356,800    20010801      20310701     360     7.250       2,434.00   20010801        359
   0099057085         74.55           457,000    20010701      20310601     360     7.125       3,078.89   20010901        358
   0099057259         73.93           370,000    20010701      20310601     360     6.875       2,430.64   20010801        358
   0099057267         64.10           375,000    20010801      20310701     360     7.125       2,526.44   20010801        359
   0099057531         79.94           355,200    20010701      20310601     360     7.500       2,483.61   20010801        358
   0099057549         79.94           360,000    20010701      20310601     360     7.500       2,517.18   20010801        358
   0099057895         66.85           455,000    20010701      20310601     360     6.750       2,951.12   20010801        358
   0099057903         69.28           450,000    20010801      20310701     360     7.000       2,993.86   20010901        359
   0099057986         65.33           425,000    20010701      20310601     360     7.250       2,899.25   20010801        358
   0099058786         79.93           392,800    20010801      20310701     360     7.250       2,679.59   20010901        359
   0099058802         49.91           650,000    20010701      20310601     360     7.000       4,324.47   20010901        358
   0099058968         65.69           685,000    20010701      20310601     360     7.000       4,557.32   20010801        358
   0099059016         79.93           408,000    20010701      20310601     360     7.000       2,714.43   20010801        358
   0099059164         55.90           615,000    20010801      20310701     360     6.750       3,988.88   20010801        359
   0099059172         89.92           539,955    20010701      20310601     360     7.250       3,683.44   20010801        358
   0099059198         56.03           387,000    20010801      20310701     360     6.875       2,542.31   20010901        359
   0099059560         63.24           348,400    20010701      20310601     360     7.125       2,347.24   20010901        358
   0099059644         78.16           352,000    20010701      20310601     360     7.375       2,431.18   20010801        358
   0099060204         78.31           650,000    20010801      20310701     360     7.000       4,324.47   20010801        359
   0099060295         69.17           360,000    20010701      20310601     360     7.250       2,455.83   20010801        358
   0099061608         79.94           516,000    20010701      20310601     360     7.500       3,607.95   20010801        358
   0099061822         79.93           366,850    20010701      20310601     360     7.375       2,533.74   20010801        358
   0099062010         79.87           394,800    20010701      20310601     360     7.500       2,760.50   20010901        358
   0099062705         64.16           350,000    20010701      20310601     360     7.125       2,358.01   20010801        358
   0099062713         50.00           300,000    20010801      20310701     360     7.250       2,046.53   20010801        359
   0099062929         33.50           335,000    20010801      20310701     360     7.125       2,256.96   20010801        359
   0099062952         75.23           320,000    20010701      20310601     360     7.375       2,210.16   20010801        358
   0099063182         59.86           480,000    20010701      20310601     360     7.500       3,356.23   20011001        358
   0099064164         65.13           352,000    20010701      20310601     360     7.625       2,491.43   20010801        358
   0099064214         44.37           413,000    20010801      20310701     360     7.125       2,782.46   20010901        359
   0099065104         48.48           470,700    20010701      20310601     360     7.125       3,171.19   20010801        358
   0099065344         59.70           360,000    20010801      20310701     360     7.375       2,486.43   20010801        359
   0099065435         79.94           404,000    20010701      20310601     360     7.500       2,824.83   20010801        358
   0099065617         79.17           515,000    20010701      20310601     360     7.375       3,556.98   20010801        358
   0099065724         79.93           354,850    20010701      20310601     360     7.375       2,450.86   20010801        358
   0099065799         58.01           540,000    20010801      20310701     360     7.000       3,592.64   20010901        359
   0099066094         66.31           365,000    20010701      20310601     360     7.375       2,520.96   20010801        358
   0099066144         89.92           407,700    20010701      20310601     360     6.625       2,610.55   20010801        358
   0099066243         63.24           500,000    20010701      20310601     360     7.375       3,453.38   20010801        358
   0099066300         58.44           377,000    20010801      20310701     360     7.125       2,539.92   20010801        359
   0099066359         77.81           381,550    20010801      20310701     360     7.625       2,700.59   20010801        359
   0099066375         55.29           332,000    20010701      20310601     360     7.375       2,293.04   20010801        358
   0099066441         79.82           440,000    20010501      20310401     360     7.500       3,076.54   20010801        356
   0099066490         79.93           402,500    20010701      20310601     360     7.500       2,814.34   20010801        358
   0099066623         66.08           420,000    20010701      20310601     360     7.125       2,829.62   20010801        358
   0099066664         79.88           404,000    20010801      20310701     360     7.250       2,755.99   20010901        359
   0099066672         77.03           505,000    20010701      20310601     360     6.875       3,317.49   20010801        358
   0099066680         80.00           320,000    20010801      20310701     360     7.250       2,182.96   20010801        359
   0099066771         79.93           316,000    20010701      20310601     360     7.375       2,182.53   20010801        358
   0099066987         79.99           373,950    20010801      20310701     360     7.625       2,646.79   20010801        359
   0099067043         45.48           410,000    20010701      20310601     360     7.625       2,901.95   20010901        358
   0099067084         75.18           380,000    20010701      20310601     360     7.250       2,592.27   20010801        358
   0099067266         79.93           366,400    20010701      20310601     360     6.875       2,406.99   20010801        358
   0099067274         43.68           373,500    20010801      20310701     360     7.000       2,484.90   20010801        359
   0099067431         89.91           347,500    20010701      20310601     360     7.375       2,400.10   20010801        358
   0099067530         68.48           437,500    20010701      20310601     360     7.250       2,984.53   20010901        358
   0099068074         64.61           420,000    20010801      20310701     360     7.250       2,865.14   20010801        359
   0099068173         36.00           540,000    20010801      20310701     360     7.375       3,729.65   20010801        359
   0099068389         79.99           379,100    20010801      20310701     360     7.375       2,618.35   20010801        359
   0099068561         69.94           330,400    20010801      20310701     360     6.875       2,170.49   20010901        359
   0099068579         90.00           292,500    20010801      20310701     360     8.500       2,249.08   20010801        359
   0099068702         70.79           400,000    20010801      20310701     360     8.000       2,935.06   20010801        359
   0099068934         88.78           400,000    20010801      20310701     360     7.625       2,831.18   20010901        359
   0099069205         79.94           408,400    20010801      20310701     360     7.500       2,855.59   20010901        359
   0099070716         68.83           310,000    20010801      20310701     360     7.125       2,088.53   20010901        359
   0099070773         42.70           600,000    20010801      20310701     360     7.500       4,195.29   20010801        359
   0099070906         67.04           410,000    20010801      20310701     360     7.125       2,762.25   20010801        359
   0099071649         79.99           419,100    20010801      20310701     360     7.500       2,930.41   20010801        359
   0099071730         69.89           650,000    20010801      20310701     360     7.125       4,379.17   20010801        359
   0099071953         80.00           372,000    20010801      20310701     360     7.625       2,632.99   20010801        359
   0099072399         68.58           387,500    20010801      20310701     360     7.375       2,676.37   20010801        359
   0099072472         66.43           388,000    20010801      20310701     360     7.000       2,581.37   20010801        359
   0099072621         45.28           317,000    20010801      20310701     360     7.250       2,162.50   20010801        359
   0099072761         79.92           577,200    20010801      20310701     360     7.250       3,937.52   20010901        359
   0099072977         78.49           500,000    20010801      20310701     360     7.000       3,326.51   20010801        359
   0099073009         79.93           312,000    20010801      20310701     360     7.375       2,154.91   20010901        359
   0099073017         80.00           564,000    20010801      20310701     360     7.625       3,991.96   20010801        359
   0099073611         79.99           349,850    20010801      20310701     360     7.500       2,446.20   20010801        359
   0099073728         71.80           308,750    20010801      20310701     360     7.375       2,132.46   20010801        359
   0099073959         69.64           313,400    20010801      20310701     360     7.375       2,164.58   20010801        359
   0099074072         48.83           400,500    20010801      20310701     360     7.125       2,698.24   20010901        359
   0099074122         74.94           337,500    20010801      20310701     360     7.500       2,359.85   20010901        359
   0099074379         55.00           550,000    20010801      20310701     360     7.250       3,751.97   20010801        359
   0099074510         79.93           344,000    20010701      20310601     360     7.250       2,346.69   20010801        358
   0099074999         78.46           470,000    20010801      20310701     360     7.250       3,206.23   20010801        359
   0099075012         49.96           500,000    20010701      20310601     360     7.125       3,368.59   20010801        358
   0099075061         79.92           336,800    20010801      20310701     360     7.250       2,297.57   20010901        359
   0099075236         79.94           311,920    20010801      20310701     360     7.500       2,181.00   20010901        359
   0099075608         66.78           391,000    20010801      20310701     360     7.375       2,700.54   20010901        359
   0099075921         67.99           325,000    20010801      20310701     360     6.750       2,107.94   20010801        359
   0099076226         87.02           322,000    20010801      20310701     360     7.375       2,223.97   20010801        359
   0099076408         79.91           303,775    20010801      20310701     360     7.625       2,150.11   20010801        359
   0099076580         69.10           425,000    20010801      20310701     360     7.250       2,899.25   20010801        359
   0099076838         80.00           400,000    20010801      20310701     360     7.250       2,728.71   20010801        359
   0099076853         79.93           440,000    20010801      20310701     360     7.375       3,038.97   20010901        359
   0099076887         79.99           374,700    20010801      20310701     360     7.000       2,492.89   20010801        359
   0099076895         79.93           579,600    20010801      20310701     360     7.125       3,904.88   20010901        359
   0099078255         42.78           335,000    20010801      20310701     360     7.125       2,256.96   20010801        359
   0099078982         79.03           328,000    20010801      20310701     360     7.500       2,293.42   20010801        359
   0099078990         79.08           312,800    20010801      20310701     360     7.625       2,213.98   20010801        359
   0099079063         74.56           523,000    20010601      20310501     360     6.750       3,392.17   20010801        357
   0099079188         64.51           300,000    20010801      20310701     360     7.000       1,995.91   20010801        359
   0099079766         47.05           400,000    20010801      20310701     360     7.250       2,728.71   20010801        359
   0099082000         89.93           302,450    20010801      20310701     360     7.625       2,140.72   20010901        359
   0099082232         74.54           650,000    20010801      20310701     360     7.000       4,324.47   20010801        359
   0099083321         80.00           328,000    20010801      20310701     360     7.125       2,209.80   20010801        359
   0099085383         91.52           339,058    20010701      20310601     360     7.375       2,341.79   20010901        358
   0099086043         79.94           364,950    20010801      20310701     360     7.625       2,583.10   20010901        359
   0099086399         68.67           364,000    20010801      20310701     360     6.625       2,330.73   20010801        359
   0099087124         79.94           340,000    20010701      20310601     360     7.500       2,377.33   20010801        358
   0099088254         57.34           516,850    20010801      20310701     360     7.375       3,569.75   20010901        359
   0099089757         72.00           360,000    20010801      20310701     360     7.375       2,486.43   20010801        359
   0099089872         42.47           340,000    20010701      20310601     360     8.000       2,494.80   20010801        358
   0099095176         79.99           320,550    20010801      20310701     360     7.500       2,241.33   20010801        359
   0099096505         79.40           316,000    20010501      20310401     360     7.125       2,128.95   20010801        356
   0099096661         83.15           362,000    20010701      20310601     360     7.000       2,408.40   20010801        358
   0099099087         79.43           378,100    20010801      20310701     360     7.125       2,547.33   20010801        359
   0099105660         69.89           735,000    20010601      20310501     360     7.500       5,139.23   20010801        357
   0099112880         79.93           504,000    20010701      20310601     360     7.125       3,395.54   20010801        358
   6000275807         75.00           360,000    20010801      20310701     360     7.375       2,486.44   20010801        359
   6000512159         78.32           542,000    20010801      20310701     360     6.875       3,560.56   20010801        359
   6001244133         89.90           337,125    20010801      20310701     360     7.125       2,271.28   20010801        359
   6003465637         41.86           381,000    20010801      20310701     360     7.375       2,631.48   20010801        359
   6003783351         70.40           310,000    20010801      20310701     360     7.375       2,141.10   20010901        359
   6004036635         80.00           348,000    20010801      20310701     360     7.250       2,373.98   20010801        359
   6004079072         61.81           395,600    20010801      20310701     360     7.000       2,631.94   20010801        359
   6005123234         44.82           649,999    20010901      20310801     360     7.500       4,544.89   20010901        360
   6005501892         39.50           320,000    20010801      20310701     360     7.000       2,128.97   20010801        359
   6007414201         73.91           340,000    20010801      20310701     360     7.125       2,290.65   20010801        359
   6007836619         80.00           324,000    20010801      20310701     360     7.375       2,237.79   20010801        359
   6008341775         69.36           315,600    20010801      20310701     360     7.250       2,152.95   20010801        359
   6008818285         78.67           400,000    20010801      20310701     360     7.000       2,661.22   20010901        359
   6009275220         73.53           478,000    20010801      20310701     360     7.375       3,301.43   20010801        359
   6010045372         73.27           425,000    20010801      20310701     360     7.375       2,935.37   20010801        359
   6010617576         80.00           388,000    20010801      20310701     360     7.250       2,646.85   20010801        359
   6010808571         70.72           389,000    20010801      20310701     360     7.125       2,620.77   20010801        359
   6010845201         35.41           425,000    20010801      20310701     360     7.500       2,971.67   20010801        359
   6012121361         79.99           328,030    20010801      20310701     360     7.250       2,237.75   20010801        359
   6014123910         74.97           376,000    20010801      20310701     360     7.625       2,661.31   20010801        359
   6016508365         67.53           439,000    20010801      20310701     360     7.250       2,994.76   20010801        359
   6017180677         69.69           299,000    20010801      20310701     360     6.750       1,939.31   20010801        359
   6019327623         79.99           640,700    20010801      20310701     360     7.250       4,370.71   20010801        359
   6020737703         53.11           810,000    20010801      20310701     360     7.000       5,388.96   20010801        359
   6021371833         73.39           389,000    20010801      20310701     360     7.625       2,753.32   20010801        359
   6021385700         63.63           350,000    20010801      20310701     360     6.875       2,299.26   20010801        359
   6023897777         79.87           323,500    20010801      20310701     360     7.250       2,206.85   20010801        359
   6024289164         51.20           320,000    20010801      20310701     360     6.875       2,102.18   20010801        359
   6024700822         75.00           300,000    20010801      20310701     360     7.250       2,046.53   20010801        359
   6027347126         60.60           400,000    20010801      20310701     360     7.500       2,796.86   20010801        359
   6028820659         80.00           566,400    20010801      20310701     360     7.000       3,768.28   20010801        359
   6030293887         65.71           460,000    20010801      20310701     360     7.000       3,060.40   20010801        359
   6031831966         80.00           544,000    20010801      20310701     360     6.875       3,573.70   20010801        359
   6032913292         80.00           447,600    20010801      20310701     360     7.375       3,091.47   20010801        359
   6033474161         52.17           467,000    20010801      20310701     360     7.125       3,146.27   20010801        359
   6033643658         80.00           640,000    20010801      20310701     360     7.625       4,529.89   20010801        359
   6035373502         89.74           350,000    20010801      20310701     360     7.250       2,387.62   20010801        359
   6036285952         80.00           388,800    20010801      20310701     360     7.375       2,685.35   20010801        359
   6036637509         64.80           486,000    20010801      20310701     360     7.250       3,315.38   20010801        359
   6040519396         38.50           315,758    20010801      20310701     360     7.500       2,207.83   20010801        359
   6040719228         48.80           366,000    20010801      20310701     360     7.125       2,465.82   20010801        359
   6041140937         71.25           285,000    20010901      20310801     360     7.500       1,992.77   20010901        360
   6041966083         68.18           300,000    20010801      20310701     360     7.500       2,097.65   20010801        359
   6042632478         68.06           650,000    20010801      20310701     360     7.875       4,712.96   20010801        359
   6043695391         80.00           333,600    20010801      20310701     360     7.500       2,332.58   20010801        359
   6045109912         70.00           507,500    20010901      20310801     360     7.250       3,462.05   20010901        360
   6046489461         32.00           400,000    20010801      20310701     360     7.125       2,694.88   20010801        359
   6046641574         70.00           315,000    20010801      20310701     360     7.875       2,283.97   20010801        359
   6047706616         80.00           344,000    20010801      20310701     360     7.375       2,375.93   20010801        359
   6048030958         20.35           346,000    20010801      20310701     360     7.500       2,419.29   20010801        359
   6049507095         42.87           304,000    20010801      20310701     360     7.000       2,022.52   20010801        359
   6050519229         89.97           384,200    20010801      20310701     360     7.750       2,752.46   20010801        359
   6053021306         79.99           433,600    20010801      20310701     360     7.000       2,884.76   20010801        359
   6053123011         43.10           625,000    20010801      20310701     360     7.500       4,370.10   20010801        359
   6059213345         90.00           364,500    20010801      20310701     360     7.375       2,517.52   20010801        359
   6059650124         80.00           367,200    20010801      20310701     360     7.125       2,473.90   20010801        359
   6060237788         80.00           468,000    20010801      20310701     360     7.500       3,272.33   20010801        359
   6061561376         70.77           297,267    20010801      20310701     360     7.625       2,104.04   20010801        359
   6062654576         79.93           426,400    20010701      20310601     360     7.250       2,908.80   20010801        358
   6062658775         32.72           450,000    20010801      20310701     360     7.375       3,108.04   20010801        359
   6067898194         78.88           450,000    20010801      20310701     360     7.250       3,069.80   20010901        359
   6067911062         65.62           315,000    20010801      20310701     360     7.500       2,202.53   20010801        359
   6069235221         69.35           498,000    20010801      20310701     360     7.250       3,397.24   20010801        359
   6070977290         60.29           515,500    20010801      20310701     360     7.875       3,737.74   20010801        359
   6071113952         79.07           325,000    20010801      20310701     360     7.000       2,162.24   20010801        359
   6072006502         80.00           603,200    20010801      20310701     360     7.000       4,013.11   20010801        359
   6073485788         80.00           532,000    20010801      20310701     360     7.375       3,674.40   20010801        359
   6074629202         70.94           525,000    20010801      20310701     360     7.375       3,626.05   20010801        359
   6076098133         52.41           325,000    20010801      20310701     360     7.250       2,217.08   20010801        359
   6076860227         73.35           575,000    20010801      20310701     360     7.125       3,873.89   20010801        359
   6078060230         46.42           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6078151146         65.35           500,000    20010801      20310701     360     7.250       3,410.89   20010801        359
   6078449656         57.60           490,000    20010701      20310601     360     7.125       3,301.23   20010801        358
   6078617740         79.99           399,900    20010801      20310701     360     7.500       2,796.16   20010801        359
   6079090772         70.70           350,000    20010801      20310701     360     7.125       2,358.02   20010801        359
   6079848872         52.63           500,000    20010801      20310701     360     7.250       3,410.89   20010801        359
   6081104660         80.00           359,080    20010801      20310701     360     7.625       2,541.55   20010801        359
   6081827807         80.00           312,000    20010801      20310701     360     7.875       2,262.22   20010801        359
   6083698107         80.00           544,000    20010801      20310701     360     7.375       3,757.28   20010801        359
   6084737565         80.00           332,000    20010801      20310701     360     7.750       2,378.49   20010801        359
   6084841904         57.92           287,300    20010801      20310701     360     7.250       1,959.90   20010801        359
   6085705991         80.00           543,120    20010801      20310701     360     7.625       3,844.17   20010801        359
   6085968441         30.95           325,000    20010801      20310701     360     7.000       2,162.24   20010801        359
   6086528905         80.00           344,000    20010801      20310701     360     7.000       2,288.65   20010801        359
   6087747892         80.00           354,000    20010801      20310701     360     7.250       2,414.91   20010801        359
   6089761966         64.63           530,000    20010801      20310701     360     7.125       3,570.71   20010801        359
   6091967056         80.00           368,800    20010801      20310701     360     7.000       2,453.64   20010801        359
   6093012273         79.93           333,000    20010801      20310701     360     7.625       2,356.96   20010901        359
   6093144365         55.48           430,000    20010801      20310701     360     7.375       2,969.91   20010801        359
   6093502653         70.00           490,000    20010801      20310701     360     7.625       3,468.19   20010801        359
   6093640495         80.00           336,000    20010801      20310701     360     7.125       2,263.70   20010801        359
   6095827017         75.00           311,250    20010801      20310701     360     7.625       2,203.01   20010801        359
   6096074270         80.00           348,000    20010801      20310701     360     7.000       2,315.26   20010801        359
   6096143653         45.08           550,000    20010801      20310701     360     7.500       3,845.68   20010801        359
   6099731710         80.00           392,000    20010801      20310701     360     7.000       2,607.99   20010801        359
   6100364147         58.97           575,000    20010801      20310701     360     7.250       3,922.52   20010801        359
   6101301783         69.68           331,000    20010801      20310701     360     7.875       2,399.98   20010801        359
   6101816681         80.00           400,000    20010801      20310701     360     7.125       2,694.88   20010801        359
   6103203763         54.54           300,000    20010801      20310701     360     7.375       2,072.03   20010801        359
   6106194514         80.00           400,000    20010801      20310701     360     6.875       2,627.72   20010801        359
   6108022010         69.33           416,000    20010801      20310701     360     7.875       3,016.29   20010801        359
   6110025720         66.66           350,000    20010801      20310701     360     7.250       2,387.62   20010801        359
   6111728397         80.00           380,000    20010801      20310701     360     7.125       2,560.14   20010801        359
   6111933583         80.00           448,000    20010801      20310701     360     7.750       3,209.53   20010801        359
   6112721011         80.00           391,200    20010901      20310801     360     8.250       2,938.96   20010901        360
   6112901282         80.00           321,600    20010901      20310801     360     7.000       2,139.62   20010901        360
   6113290180         11.30           355,000    20010901      20310801     360     7.250       2,421.73   20010901        360
   6113698184         48.23           315,000    20010801      20310701     360     7.375       2,175.63   20010801        359
   6115888072         70.00           560,000    20010801      20310701     360     7.500       3,915.61   20010801        359
   6116482289         61.68           293,000    20010801      20310701     360     7.125       1,974.00   20010801        359
   6116530186         70.00           607,810    20010801      20310701     360     7.000       4,043.78   20010801        359
   6118817193         65.21           300,000    20010801      20310701     360     7.250       2,046.53   20010801        359
   6119446489         80.00           376,000    20010901      20310801     360     7.000       2,501.54   20010901        360
   6119732656         80.00           582,400    20010801      20310701     360     7.250       3,973.00   20010801        359
   6120770661         68.40           855,000    20010801      20310701     360     7.500       5,978.29   20010801        359
   6121373135         80.00           424,000    20010801      20310701     360     7.500       2,964.67   20010801        359
   6123622265         77.27           340,000    20010801      20310701     360     7.125       2,290.65   20010801        359
   6124026367         51.38           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6124652428         33.81           350,000    20010801      20310701     360     7.000       2,328.56   20010801        359
   6125617891         48.83           315,000    20010801      20310701     360     7.625       2,229.56   20010801        359
   6127546338         61.25           392,000    20010801      20310701     360     7.000       2,607.99   20010801        359
   6129529308         76.12           400,000    20010801      20310701     360     6.875       2,627.72   20010901        359
   6130326942         75.00           367,500    20010801      20310701     360     7.250       2,507.00   20010801        359
   6130516963         73.52           386,000    20010801      20310701     360     7.000       2,568.07   20010801        359
   6132156800         80.00           484,000    20010801      20310701     360     7.000       3,220.07   20010801        359
   6132314672         60.60           400,000    20010801      20310701     360     7.750       2,865.65   20010801        359
   6135024799         80.00           368,000    20010801      20310701     360     7.500       2,573.11   20010801        359
   6135427828         80.00           339,600    20010801      20310701     360     7.000       2,259.37   20010801        359
   6136498307         80.00           308,000    20010801      20310701     360     7.625       2,180.01   20010801        359
   6137333701         80.00           312,000    20010901      20310801     360     7.250       2,128.40   20010901        360
   6140531630         80.00           600,000    20010801      20310701     360     7.125       4,042.32   20010801        359
   6140724193         80.00           328,000    20010801      20310701     360     6.625       2,100.23   20010801        359
   6141722725         80.00           599,200    20010801      20310701     360     7.500       4,189.70   20010801        359
   6142323135         48.00           300,000    20010801      20310701     360     7.000       1,995.91   20010801        359
   6142943429         31.27           648,000    20010701      20310601     360     7.000       4,311.17   20010801        358
   6143969944         80.00           407,200    20010901      20310801     360     7.125       2,743.39   20010901        360
   6144125322         79.97           350,000    20010901      20310801     360     7.250       2,387.62   20010901        360
   6145123359         80.00           343,200    20010801      20310701     360     7.625       2,429.15   20010801        359
   6145891674         70.00           336,000    20010801      20310701     360     7.250       2,292.12   20010801        359
   6146164766         79.33           476,000    20010801      20310701     360     7.250       3,247.16   20010801        359
   6146709347         80.00           460,000    20010901      20310801     360     7.375       3,177.11   20010901        360
   6146766842         79.24           420,000    20010801      20310701     360     7.250       2,865.15   20010801        359
   6148322305         54.86           310,000    20010901      20310801     360     6.625       1,984.97   20010901        360
   6149043330         29.27           322,000    20010801      20310701     360     7.500       2,251.48   20010801        359
   6150145115         80.00           466,400    20010801      20310701     360     7.750       3,341.35   20010801        359
   6150396551         79.93           320,000    20010801      20310701     360     7.375       2,210.17   20010901        359
   6151285373         57.79           380,000    20010801      20310701     360     7.000       2,528.15   20010801        359
   6151588776         56.81           398,000    20010801      20310701     360     7.000       2,647.91   20010901        359
   6152244221         65.21           300,000    20010901      20310801     360     7.250       2,046.53   20010901        360
   6153843104         70.58           300,000    20010801      20310701     360     6.750       1,945.80   20010801        359
   6154516683         60.43           344,500    20010801      20310701     360     7.000       2,291.97   20010801        359
   6157863033         51.60           441,250    20010801      20310701     360     7.500       3,085.29   20010801        359
   6160810617         79.93           640,000    20010801      20310701     360     7.250       4,365.93   20010901        359
   6160981152         80.00           319,200    20010801      20310701     360     7.250       2,177.51   20010801        359
   6162417072         55.31           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6162697731         78.04           320,000    20010801      20310701     360     7.375       2,210.17   20010801        359
   6162999442         78.43           365,000    20010801      20310701     360     7.250       2,489.95   20010901        359
   6164378074         61.11           550,000    20010801      20310701     360     7.500       3,845.68   20010801        359
   6164551167         69.07           335,000    20010901      20310801     360     7.250       2,285.30   20010901        360
   6165658177         72.70           373,000    20010801      20310701     360     7.500       2,608.08   20010801        359
   6166661055         95.00           327,750    20010801      20310701     360     7.125       2,208.12   20010801        359
   6170000381         54.34           375,000    20010801      20310701     360     7.250       2,558.17   20010801        359
   6171027110         79.59           390,000    20010801      20310701     360     7.750       2,794.01   20010801        359
   6173038958         69.98           447,900    20010901      20310801     360     7.000       2,979.89   20010901        360
   6174027554         55.88           950,000    20010801      20310701     360     7.375       6,561.42   20010801        359
   6174059763         74.75           388,000    20010801      20310701     360     7.625       2,746.24   20010801        359
   6174304136         70.00           472,500    20010801      20310701     360     7.375       3,263.45   20010801        359
   6174601606         61.20           765,000    20010801      20310701     360     7.500       5,349.00   20010801        359
   6175866026         17.00           476,000    20010801      20310701     360     7.125       3,206.91   20010801        359
   6176384334         80.00           604,000    20010801      20310701     360     7.125       4,069.26   20010801        359
   6178238165         55.66           285,000    20010801      20310701     360     7.000       1,896.12   20010801        359
   6181378453         80.00           410,000    20010801      20310701     360     7.125       2,762.25   20010801        359
   6181889731         54.54           600,000    20010801      20310701     360     7.000       3,991.82   20010801        359
   6182052685         65.29           525,000    20010801      20310701     360     7.250       3,581.43   20010801        359
   6182220696         80.00           346,440    20010801      20310701     360     7.625       2,452.09   20010801        359
   6182710514         69.44           350,000    20010901      20310801     360     7.000       2,328.56   20010901        360
   6183813051         80.00           549,600    20010801      20310701     360     7.250       3,749.25   20010801        359
   6186376916         66.98           497,000    20010801      20310701     360     8.000       3,646.82   20010801        359
   6191691929         28.76           489,000    20010801      20310701     360     7.000       3,253.33   20010801        359
   6194764244         80.00           351,200    20010801      20310701     360     7.000       2,336.55   20010801        359
   6195462830         52.80           325,000    20010801      20310701     360     7.250       2,217.08   20010901        359
   6196073495         64.69           372,000    20010801      20310701     360     6.875       2,443.78   20010801        359
   6198167295         80.00           732,000    20010801      20310701     360     7.750       5,244.14   20010801        359
   6200307574         58.82           500,000    20010901      20310801     360     7.000       3,326.52   20010901        360
   6203518177         68.96           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6204093287         80.00           448,000    20010801      20310701     360     7.625       3,170.92   20010801        359
   6204576612         80.00           633,600    20010801      20310701     360     7.125       4,268.69   20010801        359
   6205041046         64.78           379,000    20010801      20310701     360     7.500       2,650.03   20010801        359
   6205058180         40.66           732,000    20010801      20310701     360     7.125       4,931.62   20010801        359
   6205603225         80.00           343,200    20010801      20310701     360     7.000       2,283.32   20010801        359
   6206439561         55.64           350,000    20010801      20310701     360     6.750       2,270.10   20010801        359
   6208392511         80.00           416,000    20010801      20310701     360     7.000       2,767.66   20010801        359
   6208786274         80.00           420,000    20010801      20310701     360     7.375       2,900.84   20010801        359
   6209470969         80.00           288,000    20010801      20310701     360     7.375       1,989.15   20010801        359
   6210673411         90.00           346,500    20010801      20310701     360     7.250       2,363.75   20010801        359
   6212248667         80.00           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6212443060         52.14           365,000    20010801      20310701     360     7.250       2,489.95   20010801        359
   6212962564         64.03           368,200    20010801      20310701     360     7.250       2,511.78   20010801        359
   6213842161         61.41           390,000    20010801      20310701     360     7.375       2,693.64   20010801        359
   6214393974         66.66           350,000    20010801      20310701     360     7.250       2,387.62   20010801        359
   6214555432         63.88           345,000    20010801      20310701     360     7.250       2,353.51   20010801        359
   6215225670         55.16           406,000    20010801      20310701     360     7.250       2,769.64   20010801        359
   6215878098         80.00           408,800    20010801      20310701     360     7.625       2,893.47   20010801        359
   6217777751         78.71           360,000    20010801      20310701     360     7.375       2,486.44   20010901        359
   6218896865         77.77           280,000    20010801      20310701     360     7.125       1,886.42   20010801        359
   6218991815         80.00           348,000    20010901      20310801     360     7.750       2,493.12   20010901        360
   6219362271         83.68           318,000    20010801      20310701     360     7.250       2,169.33   20010801        359
   6220180688         80.00           299,920    20010801      20310701     360     7.250       2,045.99   20010801        359
   6220260837         69.33           520,000    20010801      20310701     360     6.750       3,372.72   20010801        359
   6220505603         80.00           332,000    20010801      20310701     360     7.625       2,349.88   20010801        359
   6221251942         79.99           384,000    20010801      20310701     360     7.500       2,684.99   20010801        359
   6221534263         47.72           525,000    20010801      20310701     360     7.125       3,537.03   20010801        359
   6222107721         78.47           363,000    20010801      20310701     360     7.250       2,476.30   20010801        359
   6222640655         75.81           417,000    20010801      20310701     360     6.625       2,670.10   20010801        359
   6223954394         50.50           550,000    20010801      20310701     360     7.375       3,798.72   20010801        359
   6224069085         80.00           404,000    20010801      20310701     360     7.250       2,756.00   20010801        359
   6227117725         69.02           390,000    20010801      20310701     360     7.375       2,693.64   20010801        359
   6228024185         80.00           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6229972325         65.98           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6230590991         70.00           616,000    20010901      20310801     360     7.375       4,254.56   20010901        360
   6231034890         77.99           404,000    20010801      20310701     360     7.125       2,721.83   20010801        359
   6231396414         80.00           367,200    20010801      20310701     360     7.375       2,536.16   20010801        359
   6232736162         80.00           304,000    20010801      20310701     360     7.500       2,125.62   20010801        359
   6234331681         80.00           351,200    20010801      20310701     360     7.125       2,366.10   20010801        359
   6236645849         80.00           375,200    20010901      20310801     360     7.250       2,559.53   20010901        360
   6237259327         78.75           315,000    20010801      20310701     360     7.250       2,148.86   20010801        359
   6238769381         68.83           296,000    20010901      20310801     360     7.500       2,069.68   20010901        360
   6238786641         68.42           650,000    20010801      20310701     360     7.000       4,324.47   20010801        359
   6239661744         80.00           504,000    20010801      20310701     360     7.500       3,524.05   20010801        359
   6240038346         75.00           450,000    20010801      20310701     360     7.250       3,069.80   20010801        359
   6245617136         65.93           600,000    20010901      20310801     360     7.625       4,246.77   20010901        360
   6246422783         66.73           307,000    20010801      20310701     360     7.375       2,120.38   20010801        359
   6247999300         47.05           800,000    20010801      20310701     360     7.000       5,322.42   20010801        359
   6249811776         69.34           423,000    20010801      20310701     360     7.000       2,814.23   20010801        359
   6252012601         45.89           346,500    20010801      20310701     360     7.375       2,393.19   20010801        359
   6252187544         66.66           500,000    20010901      20310801     360     7.250       3,410.89   20010901        360
   6254226852         80.00           527,200    20010801      20310701     360     7.500       3,686.26   20010801        359
   6256158475         76.68           398,000    20010801      20310701     360     7.375       2,748.89   20010801        359
   6258555207         80.00           448,000    20010801      20310701     360     7.500       3,132.49   20010801        359
   6258954897         54.88           365,000    20010801      20310701     360     7.625       2,583.45   20010801        359
   6260864472         65.66           371,000    20010801      20310701     360     7.000       2,468.28   20010801        359
   6261391608         80.00           488,000    20010801      20310701     360     7.250       3,329.03   20010801        359
   6262951186         63.23           537,500    20010801      20310701     360     6.875       3,531.00   20010801        359
   6265137031         79.92           416,000    20010801      20310701     360     7.500       2,908.74   20010901        359
   6265302429         69.10           330,000    20010801      20310701     360     7.125       2,223.28   20010801        359
   6266606919         80.00           348,000    20010801      20310701     360     6.750       2,257.13   20010801        359
   6268670442         75.59           532,000    20010801      20310701     360     7.500       3,719.83   20010801        359
   6268964217         80.00           332,000    20010801      20310701     360     7.750       2,378.49   20010801        359
   6269960123         85.42           299,000    20010801      20310701     360     7.625       2,116.31   20010801        359
   6270168385         47.31           556,000    20010801      20310701     360     7.125       3,745.88   20010801        359
   6270304618         70.00           299,600    20010801      20310701     360     7.250       2,043.81   20010801        359
   6270399550         69.13           650,000    20010701      20310601     360     7.250       4,434.15   20010901        358
   6274491577         80.00           350,000    20010801      20310701     360     7.375       2,417.37   20010801        359
   6275936836         80.00           487,600    20010801      20310701     360     7.375       3,367.74   20010801        359
   6276212922         80.06           376,000    20010901      20310801     360     6.750       2,438.73   20010901        360
   6279141854         41.54           499,000    20010801      20310701     360     7.375       3,446.47   20010801        359
   6280448587         71.81           395,000    20010801      20310701     360     7.125       2,661.19   20010801        359
   6281964814         80.00           434,400    20010801      20310701     360     7.500       3,037.39   20010801        359
   6282261947         69.23           450,000    20010801      20310701     360     7.250       3,069.80   20010801        359
   6284019491         78.51           318,000    20010801      20310701     360     7.000       2,115.67   20010801        359
   6286344434         59.17           500,000    20010801      20310701     360     7.000       3,326.52   20010801        359
   6287234261         80.00           352,000    20010901      20310801     360     7.500       2,461.24   20010901        360
   6287411455         69.69           315,000    20010801      20310701     360     7.750       2,256.70   20010801        359
   6288330654         67.39           310,000    20010801      20310701     360     7.625       2,194.17   20010801        359
   6288848028         61.90           325,000    20010801      20310701     360     7.000       2,162.24   20010801        359
   6291433032         20.00           500,000    20010801      20310701     360     7.500       3,496.08   20010801        359
   6294017576         80.00           440,000    20010801      20310701     360     7.250       3,001.58   20010801        359
   6294149908         50.34           360,000    20010801      20310701     360     7.000       2,395.09   20010801        359
   6297736503         57.69           300,000    20010801      20310701     360     8.000       2,201.30   20010801        359
   6297807452         80.00           376,000    20010801      20310701     360     7.500       2,629.05   20010801        359
   6302516999         80.00           880,000    20010801      20310701     360     7.500       6,153.09   20010801        359
   6302661027         69.08           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6304205179         80.00           508,000    20010801      20310701     360     7.125       3,422.50   20010801        359
   6304885012         62.38           340,000    20010801      20310701     360     7.375       2,348.30   20010801        359
   6305819309         61.90           650,000    20010801      20310701     360     7.625       4,600.66   20010801        359
   6305924380         76.17           388,500    20010801      20310701     360     7.500       2,716.45   20010801        359
   6306546893         59.49           470,000    20010801      20310701     360     7.250       3,206.23   20010801        359
   6307162682         80.00           479,200    20010801      20310701     360     7.250       3,268.99   20010801        359
   6309795349         80.00           738,400    20010801      20310701     360     7.750       5,289.99   20010801        359
   6310874638         78.31           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6312694190         73.11           340,000    20010801      20310701     360     7.000       2,262.03   20010801        359
   6314101178         80.00           360,000    20010801      20310701     360     7.000       2,395.09   20010801        359
   6314502680         80.00           389,200    20010801      20310701     360     7.750       2,788.28   20010801        359
   6315813052         66.66           500,000    20010801      20310701     360     7.250       3,410.89   20010801        359
   6315869161         71.90           359,500    20010901      20310801     360     7.875       2,606.63   20010901        360
   6323677218         78.74           367,750    20010801      20310701     360     7.500       2,571.37   20010801        359
   6326009716         48.06           572,000    20010801      20310701     360     7.375       3,950.67   20010801        359
   6327214190         80.00           504,800    20010801      20310701     360     7.625       3,572.95   20010801        359
   6328899734         80.00           368,000    20010801      20310701     360     7.500       2,573.11   20010801        359
   6329589995         76.90           323,000    20010801      20310701     360     7.750       2,314.02   20010801        359
   6331052511         79.05           336,000    20010801      20310701     360     7.750       2,407.15   20010801        359
   6331604303         90.00           328,500    20010801      20310701     360     7.875       2,381.86   20010801        359
   6331803061         67.73           552,000    20010801      20310701     360     6.875       3,626.25   20010801        359
   6333229109         80.00           360,000    20010801      20310701     360     7.250       2,455.84   20010801        359
   6335022106         80.00           444,000    20010801      20310701     360     7.625       3,142.61   20010801        359
   6335129117         54.44           540,000    20010801      20310701     360     7.000       3,592.64   20010901        359
   6335831282         80.00           308,000    20010801      20310701     360     7.375       2,127.28   20010801        359
   6335990732         89.88           311,000    20010801      20310701     360     7.125       2,095.27   20010801        359
   6338234286         80.00           364,000    20010901      20310801     360     7.000       2,421.71   20010901        360
   6338237453         42.10           400,000    20010801      20310701     360     7.125       2,694.88   20010801        359
   6338780593         51.21           420,000    20010801      20310701     360     6.875       2,759.11   20010801        359
   6341920012         76.00           285,000    20010801      20310701     360     6.875       1,872.25   20010801        359
   6342692057         73.46           360,000    20010801      20310701     360     7.375       2,486.44   20010801        359
   6346354910         64.70           550,000    20010801      20310701     360     7.375       3,798.72   20010801        359
   6346468322         62.92           409,000    20010801      20310701     360     7.500       2,859.79   20010801        359
   6349894755         64.34           386,400    20010801      20310701     360     6.875       2,538.38   20010901        359
   6351147100         70.92         1,000,000    20010901      20310801     360     6.625       6,403.11   20010901        360
   6352986142         80.00           418,000    20010801      20310701     360     7.000       2,780.97   20010801        359
   6354374487         64.34           415,000    20010901      20310801     360     7.125       2,795.94   20010901        360
   6354578996         80.00           302,800    20010801      20310701     360     7.125       2,040.02   20010801        359
   6356871977         56.48           466,000    20010801      20310701     360     7.250       3,178.95   20010801        359
   6357725693         79.94           343,200    20010801      20310701     360     7.500       2,399.71   20010901        359
   6359103196         76.12           472,000    20010801      20310701     360     7.500       3,300.30   20010801        359
   6359704910         70.00           315,900    20010801      20310701     360     7.000       2,101.70   20010901        359
   6360916370         52.00           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6360999996         80.00           492,000    20010801      20310701     360     7.625       3,482.35   20010801        359
   6362530666         79.99           538,400    20010801      20310701     360     7.375       3,718.60   20010801        359
   6372021870         80.00           416,000    20010801      20310701     360     7.500       2,908.74   20010801        359
   6373876348         80.00           400,000    20010801      20310701     360     7.500       2,796.86   20010801        359
   6376720899         75.00           352,500    20010801      20310701     360     7.375       2,434.63   20010801        359
   6377585747         38.00           380,000    20010801      20310701     360     7.250       2,592.27   20010801        359
   6378615766         82.13           353,200    20010801      20310701     360     7.000       2,349.85   20010801        359
   6378944166         79.99           568,650    20010801      20310701     360     7.500       3,976.09   20010801        359
   6379496174         69.56           320,000    20010801      20310701     360     8.125       2,376.00   20010801        359
   6380708963         80.00           432,000    20010801      20310701     360     7.250       2,947.01   20010801        359
   6381204319         61.00           610,000    20010801      20310701     360     7.250       4,161.28   20010801        359
   6381917506         79.34           295,000    20010901      20310801     360     7.000       1,962.65   20010901        360
   6381987129         66.66           360,000    20010801      20310701     360     7.250       2,455.84   20010801        359
   6384789688         74.56           343,000    20010801      20310701     360     7.500       2,398.31   20010801        359
   6384891765         36.61           335,000    20010801      20310701     360     7.000       2,228.77   20010801        359
   6385404212         79.99           344,613    20010801      20310701     360     7.875       2,498.69   20010801        359
   6386005992         80.00           532,000    20010801      20310701     360     7.000       3,539.41   20010801        359
   6390233960         80.00           359,200    20010801      20310701     360     7.250       2,450.38   20010801        359
   6390627393         52.65           645,000    20010801      20310701     360     7.000       4,291.21   20010801        359
   6392926132         79.98           388,000    20010801      20310701     360     7.250       2,646.85   20010801        359
   6393545659         64.64           320,000    20010801      20310701     360     7.375       2,210.17   20010801        359
   6397108330         70.00           602,000    20010801      20310701     360     7.875       4,364.92   20010801        359
   6399417606         68.42           650,000    20010801      20310701     360     7.625       4,600.66   20010801        359
   6400393267         61.40           350,000    20010801      20310701     360     7.000       2,328.56   20010801        359
   6400645674         78.43           400,000    20010801      20310701     360     7.500       2,796.86   20010801        359
   6401720054         79.94           548,000    20010801      20310701     360     8.125       4,068.89   20010901        359
   6404783885         66.22         1,000,000    20010801      20310701     360     7.000       6,653.03   20010801        359
   6409923734         62.93           450,000    20010801      20310701     360     7.500       3,146.47   20010801        359
   6411068866         80.00           596,000    20010801      20310701     360     7.250       4,065.78   20010801        359
   6413177301         61.80           486,590    20010801      20310701     360     6.625       3,115.69   20010901        359
   6413369429         80.00           325,600    20010801      20310701     360     7.375       2,248.84   20010801        359
   6413732345         72.41           420,000    20010901      20310801     360     7.375       2,900.84   20010901        360
   6414234028         53.63           295,000    20010801      20310701     360     7.250       2,012.43   20010801        359
   6416884978         54.28           475,000    20010801      20310701     360     7.250       3,240.34   20010801        359
   6417077531         70.71           297,000    20010801      20310701     360     7.000       1,975.95   20010801        359
   6417400626         79.12           360,000    20010801      20310701     360     7.000       2,395.09   20010801        359
   6420983709         62.50           500,000    20010801      20310701     360     7.625       3,538.97   20010801        359
   6421442515         75.00           341,250    20010901      20310801     360     7.750       2,444.76   20010901        360
   6421887420         80.00           341,600    20010801      20310701     360     7.125       2,301.43   20010801        359
   6423090668         80.00           308,000    20010901      20310801     360     6.750       1,997.69   20010901        360
   6423875050         80.00           528,000    20010801      20310701     360     7.250       3,601.90   20010801        359
   6424246699         75.97           400,000    20010801      20310701     360     6.750       2,594.40   20010801        359
   6425648976         80.00           346,400    20010801      20310701     360     7.125       2,333.77   20010801        359
   6429792341         89.98           368,527    20010801      20310701     360     7.125       2,482.84   20010801        359
   6429883363         80.00           576,000    20010801      20310701     360     7.625       4,076.90   20010801        359
   6432712070         80.00           495,600    20010801      20310701     360     7.250       3,380.87   20010801        359
   6434105695         90.00           304,200    20010801      20310701     360     7.750       2,179.33   20010801        359
   6434619760         43.82           355,000    20010801      20310701     360     7.375       2,451.90   20010801        359
   6435538688         28.57           300,000    20010801      20310701     360     7.250       2,046.53   20010801        359
   6436521840         80.00           374,000    20010801      20310701     360     7.375       2,583.13   20010801        359
   6438699578         85.84           306,700    20010801      20310701     360     7.375       2,118.31   20010901        359
   6441205223         56.52           325,000    20010801      20310701     360     7.250       2,217.08   20010801        359
   6441852495         66.66           350,000    20010801      20310701     360     7.875       2,537.75   20010801        359
   6443384190         70.00           980,000    20010801      20310701     360     7.625       6,936.38   20010801        359
   6444060575         80.00           380,000    20010801      20310701     360     7.375       2,624.57   20010801        359
   6444377946         72.44           394,400    20010901      20310801     360     6.750       2,558.08   20010901        360
   6447033231         69.67           540,000    20010801      20310701     360     7.125       3,638.08   20010801        359
   6447808558         94.98           361,410    20010801      20310701     360     7.375       2,496.17   20010801        359
   6448122751         88.91           337,000    20010901      20310801     360     7.250       2,298.94   20010901        360
   6449226437         69.60           435,000    20010801      20310701     360     7.000       2,894.07   20010801        359
   6452429951         80.00           348,000    20010801      20310701     360     7.625       2,463.13   20010801        359
   6452894741         76.02           325,000    20010801      20310701     360     7.250       2,217.08   20010801        359
   6454032670         57.34           995,000    20010801      20310701     360     7.875       7,214.45   20010801        359
   6454110906         79.98           444,500    20010801      20310701     360     7.500       3,108.01   20010801        359
   6454274736         45.00           360,000    20010801      20310701     360     7.000       2,395.09   20010801        359
   6454768729         80.00           332,000    20010801      20310701     360     7.375       2,293.05   20010801        359
   6455526001         71.57           286,300    20010801      20310701     360     7.250       1,953.08   20010801        359
   6456082459         63.41           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6461540418         55.79           385,000    20010801      20310701     360     7.375       2,659.10   20010801        359
   6462307684         43.10           409,500    20010801      20310701     360     7.250       2,793.52   20010801        359
   6464099735         80.00           316,000    20010801      20310701     360     7.250       2,155.68   20010801        359
   6464568283         79.99           396,893    20010801      20310701     360     7.375       2,741.25   20010801        359
   6466353163         79.99           519,950    20010801      20310701     360     7.625       3,680.18   20010801        359
   6466394688         75.26           350,000    20010801      20310701     360     7.375       2,417.37   20010801        359
   6469553348         69.56           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6469597121         68.89           330,000    20010801      20310701     360     7.250       2,251.19   20010801        359
   6469922113         62.96           850,000    20010801      20310701     360     7.375       5,870.74   20010801        359
   6470220119         51.85           350,000    20010801      20310701     360     7.250       2,387.62   20010801        359
   6473409438         80.00           552,000    20010901      20310801     360     6.750       3,580.27   20010901        360
   6473809553         80.00           344,000    20010801      20310701     360     7.375       2,375.93   20010801        359
   6475456163         79.94           376,000    20010801      20310701     360     7.750       2,693.71   20010901        359
   6482352991         80.00           752,000    20010801      20310701     360     7.500       5,258.10   20010801        359
   6483255656         89.97           319,400    20010801      20310701     360     7.000       2,124.98   20010801        359
   6483506108         79.99           402,750    20010801      20310701     360     7.000       2,679.51   20010801        359
   6484264434         61.14           428,000    20010901      20310801     360     7.250       2,919.72   20010901        360
   6484738213         95.00           356,250    20010801      20310701     360     7.875       2,583.06   20010801        359
   6485006909         80.00           472,000    20010801      20310701     360     7.250       3,219.88   20010801        359
   6485733528         80.00           588,000    20010801      20310701     360     6.875       3,862.75   20010801        359
   6486200030         36.52           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6487410786         51.16           440,000    20010801      20310701     360     7.000       2,927.34   20010801        359
   6488710325         95.00           365,750    20010801      20310701     360     7.875       2,651.95   20010801        359
   6489264033         74.61           388,000    20010801      20310701     360     7.875       2,813.27   20010801        359
   6490115729         52.62           421,000    20010801      20310701     360     7.125       2,836.36   20010801        359
   6490197701         80.00           376,000    20010801      20310701     360     6.750       2,438.73   20010801        359
   6493410283         80.00           295,200    20010801      20310701     360     7.375       2,038.88   20010801        359
   6494436980         73.81           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6495123397         77.65           649,000    20010801      20310701     360     7.125       4,372.44   20010901        359
   6496266021         79.99           356,300    20010801      20310701     360     7.250       2,430.60   20010801        359
   6497338035         79.61           418,000    20010801      20310701     360     7.000       2,780.97   20010801        359
   6497542586         49.59           429,000    20010801      20310701     360     6.875       2,818.23   20010801        359
   6497874393         76.47           650,000    20010801      20310701     360     7.000       4,324.47   20010801        359
   6498117602         70.00           486,500    20010801      20310701     360     7.250       3,318.79   20010801        359
   6498384665         80.00           311,200    20010801      20310701     360     7.875       2,256.42   20010801        359
   6501033192         62.45           325,000    20010801      20310701     360     7.750       2,328.35   20010901        359
   6503002518         67.50           540,000    20010801      20310701     360     7.125       3,638.08   20010801        359
   6503113463         66.53           338,000    20010801      20310701     360     7.500       2,363.35   20010801        359
   6504159796         80.00           508,000    20010901      20310801     360     6.625       3,252.78   20010901        360
   6504276673         77.18           555,700    20010801      20310701     360     6.875       3,650.56   20010801        359
   6504328722         62.16           320,000    20010801      20310701     360     6.875       2,102.18   20010801        359
   6506577805         56.25           450,000    20010801      20310701     360     7.250       3,069.80   20010801        359
   6507433099         80.00           633,360    20010801      20310701     360     7.625       4,482.89   20010801        359
   6507640586         80.00           448,000    20010901      20310801     360     7.500       3,132.49   20010901        360
   6512062198         31.44         1,000,000    20010901      20310801     360     7.250       6,821.77   20010901        360
   6513593332         75.63           425,000    20010801      20310701     360     6.875       2,791.95   20010801        359
   6516643548         80.00           540,000    20010801      20310701     360     7.500       3,775.76   20010801        359
   6519239021         79.99           410,456    20010801      20310701     360     7.125       2,765.32   20010801        359
   6519999194         80.00           319,920    20010801      20310701     360     7.500       2,236.93   20010801        359
   6520953446         80.00           500,800    20010801      20310701     360     6.625       3,206.68   20010801        359
   6522036000         75.00           371,250    20010901      20310801     360     7.250       2,532.58   20010901        360
   6522604468         46.66           980,000    20010801      20310701     360     7.125       6,602.45   20010801        359
   6522623559         74.91           330,000    20010801      20310701     360     7.375       2,279.23   20010901        359
   6522849915         55.00           660,000    20010801      20310701     360     7.250       4,502.37   20010801        359
   6523699541         62.96           850,000    20010801      20310701     360     7.250       5,798.50   20010801        359
   6524230312         80.00           455,200    20010901      20310801     360     7.250       3,105.27   20010901        360
   6525231749         79.99           394,300    20010801      20310701     360     7.000       2,623.29   20010801        359
   6526970857         80.00           340,000    20010801      20310701     360     7.375       2,348.30   20010801        359
   6527125121         75.47           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6527976762         58.74           420,000    20010801      20310701     360     7.250       2,865.15   20010801        359
   6533395700         56.52           390,000    20010801      20310701     360     7.750       2,794.01   20010801        359
   6535283490         69.46           380,000    20010901      20310801     360     7.375       2,624.57   20010901        360
   6539586757         48.57           360,000    20010801      20310701     360     7.750       2,579.09   20010801        359
   6541667041         80.00           583,200    20010901      20310801     360     7.500       4,077.82   20010901        360
   6541899149         69.36           385,000    20010801      20310701     360     7.625       2,725.01   20010801        359
   6543214453         51.99           649,900    20010801      20310701     360     7.250       4,433.47   20010801        359
   6544465815         80.00           284,800    20010801      20310701     360     7.625       2,015.80   20010801        359
   6545092766         80.00           352,000    20010801      20310701     360     7.625       2,491.44   20010801        359
   6550014218         25.15           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6550485038         78.37           395,000    20010801      20310701     360     7.250       2,694.60   20010801        359
   6551743625         78.57           550,000    20010801      20310701     360     7.000       3,659.17   20010801        359
   6557460844         80.00           432,000    20010801      20310701     360     7.250       2,947.01   20010801        359
   6560320936         54.03           338,000    20010801      20310701     360     7.000       2,248.73   20010901        359
   6561576536         76.63           328,000    20010801      20310701     360     7.250       2,237.54   20010801        359
   6562654753         94.75           289,000    20010801      20310701     360     7.875       2,095.46   20010801        359
   6562806106         76.34           355,000    20010801      20310701     360     7.375       2,451.90   20010801        359
   6563489779         53.96           340,000    20010801      20310701     360     7.000       2,262.03   20010801        359
   6565006068         80.00           308,000    20010801      20310701     360     6.875       2,023.35   20010801        359
   6567858300         46.55           419,000    20010801      20310701     360     6.875       2,752.54   20010801        359
   6572562871         80.00           620,000    20010801      20310701     360     7.625       4,388.33   20010801        359
   6573182190         80.00           572,000    20010801      20310701     360     7.000       3,805.54   20010801        359
   6574114879         79.93           310,800    20010801      20310701     360     7.250       2,120.21   20010901        359
   6574621915         53.84           350,000    20010801      20310701     360     7.125       2,358.02   20010801        359
   6576608332         65.04           409,800    20010801      20310701     360     7.125       2,760.90   20010801        359
   6576733932         57.14           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6579051365         80.00           521,600    20010801      20310701     360     7.000       3,470.22   20010801        359
   6581314793         55.37           335,000    20010801      20310701     360     7.125       2,256.96   20010801        359
   6581842660         69.33           441,000    20010801      20310701     360     7.375       3,045.88   20010801        359
   6582141807         78.26           360,000    20010801      20310701     360     7.375       2,486.44   20010801        359
   6582446438         80.00           484,800    20010801      20310701     360     7.375       3,348.40   20010801        359
   6582593213         38.73           397,000    20010801      20310701     360     7.000       2,641.26   20010801        359
   6585069203         74.73           336,300    20010801      20210701     240     7.125       2,632.63   20010801        239
   6585334334         68.18           375,000    20010801      20310701     360     7.125       2,526.45   20010801        359
   6586932581         46.09           437,000    20010901      20310801     360     7.375       3,018.26   20010901        360
   6591446494         79.21           576,678    20010801      20310701     360     7.250       3,933.97   20010801        359
   6593014852         80.00           413,600    20010901      20310801     360     7.500       2,891.96   20010901        360
   6593828442         42.26           355,000    20010801      20310701     360     7.250       2,421.73   20010801        359
   6594116359         67.02           496,000    20010901      20310801     360     7.375       3,425.75   20010901        360
   6594482926         80.00           387,600    20010801      20310701     360     7.000       2,578.72   20010801        359
   6595516540         73.57           382,600    20010901      20310801     360     7.625       2,708.02   20010901        360
   6595725273         80.00           639,200    20010801      20310701     360     7.500       4,469.38   20010801        359
   6596060571         80.00           296,000    20010801      20310701     360     8.000       2,171.95   20010801        359
   6597664900         80.00           300,000    20010801      20310701     360     7.500       2,097.65   20010801        359
   6597693719         58.06           540,000    20010801      20310701     360     7.250       3,683.76   20010801        359
   6599379127         80.00           720,000    20010801      20310701     360     7.500       5,034.35   20010801        359
   6603780161         62.50           400,000    20010801      20310701     360     7.500       2,796.86   20010801        359
   6608107998         75.00           321,000    20010801      20310701     360     6.875       2,108.75   20010801        359
   6608234362         77.86           393,500    20010701      20310601     360     7.250       2,684.37   20010801        358
   6609840605         78.94           300,000    20010801      20310701     360     7.250       2,046.53   20010801        359
   6609971343         80.00           436,000    20010801      20310701     360     7.000       2,900.72   20010801        359
   6610512920         53.12           425,000    20010801      20310701     360     7.000       2,827.54   20010801        359
   6610748482         80.00           639,200    20010801      20310701     360     7.375       4,414.80   20010801        359
   6610806124         80.00           284,000    20010801      20310701     360     7.375       1,961.52   20010801        359
   6610821644         80.00           391,200    20010801      20310701     360     7.250       2,668.68   20010801        359
   6611326726         65.65           650,000    20010801      20310701     360     6.875       4,270.04   20010801        359
   6611907327         40.00           800,000    20010901      20310801     360     7.000       5,322.42   20010901        360
   6612607983         78.31           650,000    20010801      20310701     360     7.500       4,544.90   20010801        359
   6613873683         80.00           448,000    20010801      20310701     360     7.250       3,056.15   20010801        359
   6615180434         47.36           450,000    20010801      20310701     360     7.250       3,069.80   20010801        359
   6615365167         67.50           443,500    20010901      20310801     360     6.875       2,913.48   20010901        360
   6615400576         78.80           662,000    20010801      20310701     360     7.250       4,516.01   20010801        359
   6615974612         69.81           370,000    20010801      20310701     360     7.250       2,524.06   20010801        359
   6616536048         79.97           599,000    20010801      20310701     360     7.000       3,985.17   20010801        359
   6617356099         55.22           419,700    20010801      20310701     360     7.375       2,898.77   20010801        359
   6617387870         49.60           315,000    20010801      20310701     360     6.750       2,043.09   20010801        359
   6618751223         80.00           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6619674077         80.00           299,920    20010801      20310701     360     7.500       2,097.09   20010801        359
   6621467973         59.62           477,000    20010801      20310701     360     7.250       3,253.99   20010801        359
   6623155972         77.53           321,000    20010801      20310701     360     7.375       2,217.07   20010801        359
   6623230957         80.00           290,400    20010801      20310701     360     7.750       2,080.47   20010801        359
   6624796279         59.70           600,000    20010901      20310801     360     7.250       4,093.06   20010901        360
   6627650093         68.08           381,250    20010801      20310701     360     6.875       2,504.55   20010801        359
   6630351002         68.56           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6630766480         60.00           816,000    20010801      20310701     360     7.375       5,635.91   20010801        359
   6631370662         75.60           310,000    20010801      20310701     360     7.250       2,114.75   20010801        359
   6633093619         80.00           345,200    20010801      20310701     360     7.375       2,384.22   20010801        359
   6633094963         80.00           380,000    20010801      20310701     360     7.250       2,592.27   20010801        359
   6634102831         80.00           284,000    20010801      20310701     360     7.250       1,937.39   20010801        359
   6636998756         70.00           420,000    20010801      20310701     360     7.375       2,900.84   20010801        359
   6639749057         80.00           378,400    20010801      20310701     360     7.250       2,581.36   20010801        359
   6643276246         80.00           470,000    20010801      20310701     360     7.250       3,206.23   20010801        359
   6643689224         79.71           650,000    20010801      20310701     360     7.500       4,544.90   20010801        359
   6643837021         80.00           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6644198555         80.00           466,400    20010801      20310701     360     7.125       3,142.23   20010801        359
   6646313095         73.71           387,000    20010801      20310701     360     6.750       2,510.08   20010801        359
   6647948774         38.33           460,000    20010801      20310701     360     7.000       3,060.40   20010801        359
   6648739917         79.93           344,000    20010801      20310701     360     7.375       2,375.93   20010901        359
   6648982897         52.94           450,000    20010801      20310701     360     7.000       2,993.87   20010801        359
   6649145866         64.93           350,000    20010801      20310701     360     6.875       2,299.26   20010801        359
   6649937643         48.71           380,000    20010801      20310701     360     7.375       2,624.57   20010801        359
   6651166677         59.52           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6651266741         79.94           511,200    20010801      20310701     360     7.500       3,574.39   20010901        359
   6651352095         52.08           375,000    20010801      20310701     360     7.750       2,686.55   20010801        359
   6652261782         79.16           475,000    20010801      20310701     360     7.125       3,200.17   20010801        359
   6654197448         80.00           556,000    20010801      20310701     360     7.375       3,840.16   20010801        359
   6658005514         80.00           350,000    20010801      20310701     360     7.375       2,417.37   20010801        359
   6662745923         79.99           560,355    20010801      20310701     360     7.250       3,822.61   20010801        359
   6663054903         65.38           425,000    20010801      20310701     360     7.250       2,899.25   20010801        359
   6664064026         80.00           592,000    20010801      20310701     360     7.500       4,139.35   20010801        359
   6665436249         67.67           335,000    20010801      20310701     360     7.250       2,285.30   20010801        359
   6665444755         43.23           367,537    20010801      20310701     360     7.125       2,476.17   20010801        359
   6667735937         57.09           400,000    20010801      20310701     360     7.000       2,661.22   20010901        359
   6671619911         80.00           412,000    20010801      20310701     360     7.125       2,775.73   20010801        359
   6673719990         80.00           452,000    20010801      20310701     360     7.125       3,045.21   20010801        359
   6673773856         68.73           540,000    20010801      20310701     360     7.000       3,592.64   20010801        359
   6679081288         66.33           335,000    20010801      20310701     360     7.125       2,256.96   20010801        359
   6681448723         57.16           357,300    20010801      20260701     300     7.500       2,640.42   20010801        299
   6681477169         80.00           488,000    20010801      20310701     360     7.250       3,329.03   20010801        359
   6682528424         84.26           375,000    20010801      20310701     360     7.500       2,622.06   20010801        359
   6683022518         59.52           450,000    20010801      20310701     360     7.250       3,069.80   20010801        359
   6683614504         39.72           435,000    20010801      20310701     360     7.375       3,004.44   20010801        359
   6685705490         55.31           620,000    20010801      20310701     360     7.125       4,177.06   20010901        359
   6685958495         80.00           644,000    20010801      20310701     360     7.375       4,447.95   20010801        359
   6686210714         65.21           375,000    20010801      20310701     360     7.375       2,590.04   20010801        359
   6690358392         67.45           400,000    20010801      20310701     360     7.250       2,728.71   20010801        359
   6692218214         42.28           370,000    20010801      20310701     360     7.000       2,461.62   20010801        359
   6692414870         50.35           350,000    20010801      20310701     360     7.750       2,507.45   20010801        359
   6693974377         80.00           580,000    20010901      20310801     360     7.125       3,907.57   20010901        360
   6697551817         80.00           376,000    20010801      20310701     360     7.250       2,564.99   20010801        359
   6698310403         79.99           333,561    20010801      20310701     360     7.375       2,303.83   20010801        359
   6698368062         56.22           506,000    20010801      20310701     360     7.125       3,409.02   20010801        359
   6701522168         79.43           309,000    20010801      20310701     360     6.875       2,029.92   20010801        359
   6701592153         68.20           457,000    20010801      20310701     360     7.375       3,156.39   20010801        359
   6703415064         56.77           440,000    20010801      20310701     360     7.625       3,114.30   20010801        359
   6705056452         73.80           366,800    20010801      20310701     360     7.500       2,564.72   20010801        359
   6705452123         69.24           430,000    20010901      20310801     360     7.250       2,933.36   20010901        360
   6706582837         69.91           314,600    20010801      20310701     360     7.250       2,146.13   20010801        359
   6707278963         79.99           510,250    20010801      20310701     360     7.750       3,655.50   20010801        359
   6707474000         80.00           462,400    20010801      20310701     360     7.250       3,154.39   20010801        359
   6708417586         29.61           363,000    20010801      20310701     360     7.625       2,569.30   20010901        359
   6710632453         80.00           320,000    20010801      20310701     360     7.250       2,182.97   20010801        359
   6710737104         30.27         1,000,000    20010801      20310701     360     7.375       6,906.76   20010901        359
   6710942985         79.93           348,000    20010801      20310701     360     7.000       2,315.26   20010901        359
   6711074309         90.00           332,100    20010801      20310701     360     6.875       2,181.67   20010801        359
   6712173373         60.35           338,000    20010801      20310701     360     7.000       2,248.73   20010801        359
   6712391538         73.49           330,000    20010801      20310701     360     7.250       2,251.19   20010801        359
   6712553590         80.00           414,256    20010801      20310701     360     7.875       3,003.65   20010801        359
   6712675419         63.92           489,000    20010801      20310701     360     7.000       3,253.33   20010801        359
   6713056874         80.00           504,000    20010801      20310701     360     7.875       3,654.35   20010801        359
   6714715965         66.10           390,000    20010901      20310801     360     6.750       2,529.54   20010901        360
   6717230616         78.98           312,000    20010801      20260701     300     7.625       2,331.09   20010801        299
   6717274663         80.00           312,000    20010801      20310701     360     7.625       2,208.32   20010801        359
   6718490011         45.41         1,000,000    20010801      20310701     360     6.875       6,569.29   20010901        359
   6718619601         79.99           422,150    20010801      20310701     360     7.250       2,879.81   20010801        359
   6719275494         79.99           349,400    20010801      20310701     360     6.875       2,295.31   20010801        359
   6720065124         61.81           340,000    20010801      20310701     360     7.000       2,262.03   20010801        359
   6724704561         70.00           630,000    20010801      20310701     360     7.000       4,191.41   20010801        359
   6725112673         75.00           375,000    20010801      20310701     360     7.250       2,558.17   20010801        359
   6728022721         69.50           625,500    20010801      20310701     360     7.250       4,267.02   20010801        359
   6728273365         80.00           528,000    20010801      20310701     360     7.375       3,646.77   20010801        359
   6728420487         60.72           311,500    20010801      20310701     360     7.000       2,072.42   20010801        359
   6730729255         76.93           377,600    20010801      20310701     360     7.000       2,512.19   20010801        359
   6732211302         76.92           400,000    20010801      20310701     360     7.375       2,762.71   20010801        359
   6733581455         65.04           400,000    20010801      20310701     360     6.750       2,594.40   20010801        359
   6734442822         52.46           315,000    20010801      20310701     360     7.625       2,229.56   20010901        359
   6734974188         68.42           650,000    20010801      20310701     360     7.500       4,544.90   20010801        359
   6735138015         79.99           409,981    20010801      20310701     360     7.625       2,901.82   20010801        359
   6735629393         57.92           391,000    20010801      20310701     360     7.250       2,667.31   20010801        359
   6737953064         79.36         1,000,000    20010801      20310701     360     7.000       6,653.03   20010801        359
   6739149034         54.11           368,000    20010801      20310701     360     7.250       2,510.41   20010801        359
   6741445677         80.00           420,800    20010801      20310701     360     7.375       2,906.37   20010801        359
   6743284512         69.56           400,000    20010801      20310701     360     6.875       2,627.72   20010801        359
   6747452552         75.66           311,000    20010801      20310701     360     7.125       2,095.27   20010801        359
   6748948384         65.00           325,000    20010801      20310701     360     7.125       2,189.59   20010801        359
   6750311026         80.00           588,800    20010801      20310701     360     7.000       3,917.31   20010801        359
   6751018661         90.00           339,750    20010801      20310701     360     7.625       2,404.73   20010801        359
   6753499174         89.19           322,000    20010801      20310701     360     7.375       2,223.98   20010801        359
   6755099675         79.26           325,000    20010801      20310701     360     7.375       2,244.70   20010801        359
   6755728026         80.00           329,600    20010801      20310701     360     7.000       2,192.84   20010801        359
   6756955495         72.79           380,000    20010801      20310701     360     7.375       2,624.57   20010801        359
   6756979057         59.85           404,000    20010801      20310701     360     7.625       2,859.49   20010801        359
   6758651639         54.13           406,000    20010801      20310701     360     7.125       2,735.30   20010801        359
   6760428364         58.38           344,500    20010801      20310701     360     7.375       2,379.38   20010801        359
   6761073540         80.00           332,000    20010801      20310701     360     7.250       2,264.83   20010801        359
   6761119020         14.30           570,000    20010801      20310701     360     7.375       3,936.85   20010801        359
   6762499629         49.96           650,000    20010801      20310701     360     7.875       4,712.96   20010901        359
   6763369037         79.96           403,000    20010801      20310701     360     6.625       2,580.46   20010801        359
   6764274400         51.50           721,000    20010801      20310701     360     7.000       4,796.84   20010801        359
   6765014771         80.00           540,000    20010801      20310701     360     7.000       3,592.64   20010801        359
   6766550930         80.00           488,000    20010901      20310801     360     7.125       3,287.75   20010901        360
   6768095934         79.45           500,000    20010901      20310801     360     7.250       3,410.89   20010901        360
   6769416626         80.00           404,000    20010801      20310701     360     7.375       2,790.33   20010801        359
   6770330618         77.04           367,500    20010801      20310701     360     7.250       2,507.00   20010801        359
   6770823356         80.00           320,000    20010801      20310701     360     6.875       2,102.18   20010801        359
   6771867907         79.40           674,900    20010801      20310701     360     6.750       4,377.39   20010801        359
   6773403123         50.00           430,000    20010801      20310701     360     7.750       3,080.58   20010801        359
   6776050384         80.00           336,000    20010801      20310701     360     7.250       2,292.12   20010801        359
   6778219045         89.98           321,100    20010801      20310701     360     7.625       2,272.73   20010801        359
   6778392115         80.00           580,000    20010801      20310701     360     7.375       4,005.92   20010801        359
   6780020720         30.71           307,123    20010801      20260701     300     6.750       2,121.95   20010801        299
   6780084874         55.89           388,500    20010801      20310701     360     7.125       2,617.40   20010801        359
   6780212095         80.00           408,000    20010801      20310701     360     7.000       2,714.44   20010801        359
   6780402506         80.00           352,000    20010801      20310701     360     7.000       2,341.87   20010801        359
   6780452253         70.63           339,062    20010901      20310801     360     7.875       2,458.44   20010901        360
   6782673344         74.35           586,400    20010901      20310801     360     7.750       4,201.05   20010901        360
   6784107275         67.25           345,000    20010801      20310701     360     7.625       2,441.89   20010801        359
   6785743193         69.79           335,000    20010901      20310801     360     7.250       2,285.30   20010901        360
   6786046869         65.26           620,000    20010801      20310701     360     6.875       4,072.96   20010801        359
   6788110127         33.06           496,000    20010801      20310701     360     7.375       3,425.75   20010801        359
   6788213657         68.42           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6789079750         69.20           744,000    20010801      20310701     360     7.375       5,138.63   20010801        359
   6789304729         63.83           316,000    20010801      20310701     360     7.500       2,209.52   20010801        359
   6789449003         66.98           334,925    20010901      20310801     360     7.625       2,370.58   20010901        360
   6790417262         80.00           308,000    20010801      20310701     360     7.375       2,127.28   20010801        359
   6790516303         63.04           430,000    20010801      20310701     360     7.250       2,933.36   20010801        359
   6790794801         80.00           312,000    20010801      20310701     360     7.250       2,128.40   20010801        359
   6793422541         37.87           454,500    20010801      20310701     360     7.000       3,023.81   20010801        359
   6793650273         74.22           360,000    20010801      20310701     360     7.000       2,395.09   20010801        359
   6796270293         80.00           324,800    20010801      20310701     360     7.250       2,215.71   20010801        359
   6796980479         54.54           390,000    20010801      20310701     360     7.125       2,627.51   20010801        359
   6797343719         67.36           320,000    20010801      20310701     360     7.375       2,210.17   20010801        359
   6801592962         80.00           348,960    20010801      20310701     360     7.125       2,351.01   20010801        359
   6804159538         77.89           572,500    20010801      20310701     360     7.000       3,808.86   20010801        359
   6805091896         73.66           372,000    20010801      20310701     360     7.000       2,474.93   20010801        359
   6805511265         75.77           405,000    20010801      20310701     360     7.000       2,694.48   20010801        359
   6805805717         69.41           590,000    20010801      20310701     360     7.000       3,925.29   20010801        359
   6808621244         69.84           410,000    20010801      20310701     360     7.250       2,796.93   20010801        359
   6809358762         80.00           519,200    20010801      20310701     360     7.250       3,541.86   20010801        359
   6809554733         56.84           938,000    20010801      20310701     360     7.000       6,240.54   20010801        359
   6809951509         64.00           928,000    20010901      20310801     360     7.500       6,488.72   20010901        360
   6810165842         79.99           467,604    20010801      20310701     360     7.000       3,110.99   20010801        359
   6812334636         75.00           367,500    20010801      20310701     360     7.500       2,569.62   20010801        359
   6812768437         26.76           455,000    20010801      20310701     360     7.625       3,220.47   20010801        359
   6813320048         70.17           400,000    20010801      20310701     360     7.000       2,661.22   20010801        359
   6814295694         80.00           429,600    20010801      20310701     360     7.875       3,114.90   20010801        359
   6816296724         79.36           323,000    20010801      20310701     360     6.875       2,121.89   20010801        359
   6817351221         80.00           551,200    20010801      20310701     360     7.375       3,807.01   20010801        359
   6818163518         66.43           475,000    20010801      20310701     360     7.375       3,280.71   20010801        359
   6822633654         80.00           336,000    20010801      20310701     360     7.375       2,320.67   20010801        359
   6823550782         80.00           388,000    20010801      20310701     360     7.625       2,746.24   20010801        359
   6824091109         80.00           384,800    20010801      20310701     360     7.375       2,657.72   20010801        359
   6824870312         80.00           344,000    20010801      20310701     360     7.250       2,346.69   20010801        359
   6826554104         59.13           340,000    20010801      20310701     360     7.375       2,348.30   20010801        359
   6829844205         80.00           364,000    20010801      20310701     360     7.250       2,483.13   20010801        359
   6830626625         78.80           409,000    20010801      20310701     360     7.375       2,824.87   20010801        359
   6833440479         80.00           316,000    20010801      20310701     360     7.500       2,209.52   20010801        359
   6833769448         68.00           459,000    20010801      20310701     360     7.250       3,131.19   20010801        359
   6834081892         62.58           368,000    20010801      20310701     360     6.750       2,386.85   20010801        359
   6834134865         80.00           460,000    20010801      20310701     360     7.125       3,099.11   20010801        359
   6835491231         72.50           580,000    20010801      20310701     360     7.125       3,907.57   20010801        359
   6835685469         79.99           324,250    20010901      20310801     360     7.625       2,295.03   20010901        360
   6838328299         71.65           433,500    20010801      20310701     360     7.375       2,994.08   20010801        359
   6839856553         80.00           305,600    20010801      20310701     360     7.125       2,058.89   20010801        359
   6842252790         75.00           375,000    20010901      20310801     360     7.250       2,558.17   20010901        360
   6842583897         74.01           500,000    20010801      20310701     360     7.500       3,496.08   20010901        359
   6842812288         68.42           650,000    20010901      20310801     360     7.000       4,324.47   20010901        360
   6843977437         68.96           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6847181689         80.00           436,800    20010901      20310801     360     7.500       3,054.17   20010901        360
   6847247894         75.51           370,000    20010801      20310701     360     7.375       2,555.50   20010801        359
   6848016249         80.00           352,800    20010801      20310701     360     6.875       2,317.65   20010801        359
   6848623531         65.00           650,000    20010901      20310801     360     7.375       4,489.39   20010901        360
   6849995888         80.00           356,000    20010901      20310801     360     7.250       2,428.55   20010901        360
   6850954402         65.35           600,000    20010801      20310701     360     7.250       4,093.06   20010801        359
   6853148655         75.00           438,750    20010801      20310701     360     7.250       2,993.05   20010801        359
   6857905217         80.00           580,000    20010801      20310701     360     7.375       4,005.92   20010801        359
   6858866780         74.69           310,000    20010801      20310701     360     7.375       2,141.10   20010801        359
   6860361093         61.74           956,993    20010801      20310701     360     6.875       6,286.77   20010801        359
   6861040555         79.93           360,000    20010801      20310701     360     7.375       2,486.44   20010901        359
   6864743361         73.83           395,000    20010801      20310701     360     7.750       2,829.83   20010801        359
   6864881765         64.70           330,000    20010801      20310701     360     7.625       2,335.72   20010801        359
   6865040676         55.33           415,000    20010801      20310701     360     7.000       2,761.01   20010801        359
   6865096462         80.00           600,000    20010801      20310701     360     6.875       3,941.58   20010801        359
   6865193780         59.09           403,000    20010801      20310701     360     7.000       2,681.17   20010801        359
   6866359711         34.79           650,000    20010801      20310701     360     7.500       4,544.90   20010801        359
   6866593756         70.00           395,500    20010801      20310701     360     7.125       2,664.56   20010801        359
   6867307784         80.00           332,000    20010801      20310701     360     7.250       2,264.83   20010801        359
   6869626421         87.85           369,000    20010801      20310701     360     7.250       2,517.24   20010801        359
   6870454573         80.00           455,960    20010801      20310701     360     7.500       3,188.14   20010801        359
   6871507825         52.10           508,000    20010801      20310701     360     7.125       3,422.50   20010801        359
   6872774606         80.00           400,000    20010801      20310701     360     7.500       2,796.86   20010801        359
   6873792748         63.95           534,000    20010801      20310701     360     6.875       3,508.01   20010801        359
   6874212373         80.00           376,000    20010801      20310701     360     7.250       2,564.99   20010801        359
   6874639419         43.44           315,000    20010801      20310701     360     6.875       2,069.33   20010801        359
   6877666849         80.00           292,000    20010801      20310701     360     7.000       1,942.69   20010801        359
   6881483991         80.00           444,000    20010801      20310701     360     7.000       2,953.95   20010801        359
   6882687541         79.93           580,000    20010801      20310701     360     6.750       3,761.87   20010901        359
   6884535003         49.24           420,000    20010801      20310701     360     7.500       2,936.71   20010801        359
   6884782167         78.93           410,000    20010701      20310601     360     7.125       2,762.25   20010801        358
   6885243672         80.00           306,000    20010801      20310701     360     7.250       2,087.46   20010801        359
   6886587473         79.93           356,000    20010801      20310701     360     7.125       2,398.44   20010901        359
   6889475767         90.00           360,000    20010801      20310701     360     7.250       2,455.84   20010801        359
   6890386920         61.66           370,000    20010801      20310701     360     7.375       2,555.50   20010801        359
   6892435527         80.00           320,000    20010801      20310701     360     7.125       2,155.90   20010801        359
   6893076411         36.36           400,000    20010801      20310701     360     7.625       2,831.18   20010801        359
   6893581220         65.93           425,000    20010801      20310701     360     7.000       2,827.54   20010801        359
   6893758083         64.22           350,000    20010801      20310701     360     7.375       2,417.37   20010801        359
   6895195748         62.77           430,000    20010801      20310701     360     7.250       2,933.36   20010801        359
   6895506548         80.00           440,000    20010801      20310701     360     7.250       3,001.58   20010801        359
   6896284954         74.90           352,069    20010801      20310701     360     7.500       2,461.72   20010801        359
   6899167735         61.24           395,000    20010801      20310701     360     7.250       2,694.60   20010801        359
   6899623281         80.00           444,000    20010801      20310701     360     7.250       3,028.87   20010801        359
   6902414140         80.00           634,800    20010801      20310701     360     7.250       4,330.46   20010801        359
   6904170500         59.41           303,000    20010901      20310801     360     7.000       2,015.87   20010901        360
   6904272520         65.00           650,000    20010801      20310701     360     7.250       4,434.15   20010801        359
   6905932965         80.00           448,000    20010801      20310701     360     6.750       2,905.72   20010801        359
   6909638998         80.00           384,000    20010801      20310701     360     7.625       2,717.93   20010801        359
   6911053319         61.62           296,000    20010801      20310701     360     7.750       2,120.59   20010901        359
   6912091292         37.05           315,000    20010801      20310701     360     7.000       2,095.71   20010801        359
   6914099350         47.19           566,300    20010801      20310701     360     7.500       3,959.66   20010801        359
   6917231117         73.72           435,000    20010801      20310701     360     7.500       3,041.59   20010801        359
   6922476269         79.86           468,000    20010701      20310601     360     7.250       3,192.59   20010801        358
   6922589541         65.42           350,000    20010901      20310801     360     7.375       2,417.37   20010901        360
   6922839573         79.98           307,300    20010801      20310701     360     7.375       2,122.45   20010801        359
   6923275207         75.00           377,250    20010801      20310701     360     7.250       2,573.52   20010801        359
   6926106789         54.15           352,000    20010801      20310701     360     7.375       2,431.18   20010801        359
   6926114221         80.00           416,000    20010801      20310701     360     7.125       2,802.67   20010801        359
   6928752820         38.10           381,000    20010801      20310701     360     7.625       2,696.70   20010801        359
   6931057936         80.00           404,000    20010801      20310701     360     7.250       2,756.00   20010801        359
   6931132234         76.78           430,000    20010801      20310701     360     7.125       2,896.99   20010801        359
   6932398776         78.11           351,500    20010901      20310801     360     7.250       2,397.85   20010901        360
   6936295200         26.59           372,300    20010801      20310701     360     6.875       2,445.75   20010801        359
   6936394987         80.00           332,800    20010801      20310701     360     7.250       2,270.29   20010801        359
   6936424107         78.78           650,000    20010801      20310701     360     7.000       4,324.47   20010801        359
   6936769667         67.35           650,000    20010801      20310701     360     7.125       4,379.18   20010801        359
   6936988671         33.90           398,000    20010801      20310701     360     7.375       2,748.89   20010801        359
   6938660682         73.83           395,000    20010801      20310701     360     7.250       2,694.60   20010801        359
   6939451461         80.00           543,992    20010801      20310701     360     7.625       3,850.35   20010801        359
   6941238849         77.16           571,000    20010801      20310701     360     7.375       3,943.76   20010801        359
   6944841953         73.23           520,000    20010801      20310701     360     7.250       3,547.32   20010801        359
   6945146956         65.42           350,000    20010801      20310701     360     7.250       2,387.62   20010801        359
   6945433958         79.78           418,000    20010801      20310701     360     7.375       2,887.03   20010901        359
   6949222803         80.00           585,600    20010801      20310701     360     7.250       3,994.83   20010801        359
   6952469903         51.28           300,000    20010801      20310701     360     7.000       1,995.91   20010801        359
   6952862503         78.89           465,500    20010801      20310701     360     7.375       3,215.10   20010801        359
   6955516833         68.49           500,000    20010801      20310701     360     7.250       3,410.89   20010801        359
   6955890949         80.00           351,200    20010901      20310801     360     7.125       2,366.10   20010901        360
   6958218692         65.81           385,000    20010801      20310701     360     7.125       2,593.82   20010801        359
   6958476621         89.98           328,450    20010801      20310701     360     7.375       2,268.53   20010801        359
   6959375442         60.46           390,000    20010901      20310801     360     7.625       2,760.40   20010901        360
   6959483899         95.00           292,600    20010801      20310701     360     6.625       1,873.55   20010801        359
   6959900595         75.27           414,000    20010801      20310701     360     7.500       2,894.75   20010801        359
   6967131605         79.95           375,000    20010801      20310701     360     7.125       2,526.45   20010801        359
   6968093549         62.28           355,000    20010801      20310701     360     7.125       2,391.71   20010801        359
   6968661386         79.79           614,099    20010801      20310701     360     7.125       4,137.30   20010801        359
   6969938312         68.42           650,000    20010801      20310701     360     6.875       4,270.04   20010801        359
   6971475139         75.00           397,500    20010801      20310701     360     7.000       2,644.58   20010801        359
   6972933383         75.00           399,000    20010801      20310701     360     7.625       2,824.10   20010801        359
   6974839703         76.84           365,000    20010801      20310701     360     7.625       2,583.45   20010801        359
   6975000529         65.53           394,500    20010801      20310701     360     7.500       2,758.41   20010801        359
   6975673283         52.89           320,000    20010901      20310801     360     6.875       2,102.18   20010901        360
   6975833077         80.00           436,000    20010901      20310801     360     7.500       3,048.58   20010901        360
   6980960436         36.80           368,000    20010901      20310801     360     7.500       2,573.11   20010901        360
   6981090696         80.00           311,200    20010801      20310701     360     7.000       2,070.43   20010801        359
   6981141317         59.24           394,000    20010801      20310701     360     7.000       2,621.30   20010801        359
   6983959500         26.19           471,500    20010801      20240701     276     7.250       3,515.41   20010801        275
   6984039781         59.50           357,000    20010801      20310701     360     6.875       2,345.24   20010801        359
   6985106225         60.60           500,000    20010801      20310701     360     7.000       3,326.52   20010801        359
   6985957254         79.64           318,571    20010801      20310701     360     7.375       2,200.30   20010801        359
   6986008404         80.00           356,000    20010901      20310801     360     7.500       2,489.21   20010901        360
   6989344160         73.38           386,000    20010801      20310701     360     7.125       2,600.56   20010801        359
   6990538347         80.00           406,400    20010801      20310701     360     7.250       2,772.37   20010801        359
   6992386125         69.96           371,500    20010801      20310701     360     7.000       2,471.60   20010801        359
   6992632080         67.83           580,000    20010901      20310801     360     7.500       4,055.45   20010901        360
   6993400842         87.50           420,000    20010801      20310701     360     7.375       2,900.84   20010801        359
   6993439527         90.00           386,100    20010901      20310801     360     7.500       2,699.67   20010901        360
   6997121741         44.89           310,000    20010801      20310701     360     7.125       2,088.53   20010901        359
   6998836297         68.20           532,000    20010801      20310701     360     7.250       3,629.18   20010801        359




BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP I (30YR)
MORTGAGE SCHEDULE

(Continued)


      LOAN           SCHEDULED                        APPRAISAL
     NUMBER             PB            FICO              VALUE
   ----------        ----------       -----          ------------
   0028756690        526,874.78        728             660,000.00
   0029166311        343,731.64        806             430,000.00
   0029167350        324,390.28        674             480,000.00
   0029259298        288,613.27        720             335,000.00
   0029272689        311,765.20        788             391,000.00
   0029430808        473,540.86        698             613,500.00
   0029562931        750,992.85        734             950,000.00
   0029572104        312,562.74        734             396,000.00
   0029577442        289,383.61        756             415,000.00
   0029585601        363,682.00        753             574,000.00
   0029593571        477,077.90        675             800,000.00
   0029603263        359,732.83        756             450,000.00
   0029604303        285,382.68        754             357,000.00
   0029606555        451,292.65        777             570,000.00
   0029607736        808,793.96        739           1,200,000.00
   0029612504        379,817.92        744             476,000.00
   0029618832        747,939.31        774           1,100,000.00
   0029622784        334,191.52        757             478,000.00
   0029632114        595,162.84        769             746,000.00
   0029642659        439,294.19        656             558,000.00
   0029643608        490,812.62        757             615,000.00
   0029644317        331,198.76        781             415,000.00
   0029650991        415,706.40        698             520,000.00
   0029665213        357,486.63        763             440,000.00
   0029666138        699,453.93        708           1,235,000.00
   0029666153        411,662.28        713             515,000.00
   0029666278        331,979.66        788             450,000.00
   0029666625        374,907.93        789             470,000.00
   0029666641        489,233.21        745             630,000.00
   0029666682        539,154.92        689             675,000.00
   0029671104        639,395.47        735             800,000.00
   0029673688        293,027.57        771             395,000.00
   0029674611        489,582.64        673             615,000.00
   0029674702        357,625.40        705             416,000.00
   0029675097        307,006.74        674             410,000.00
   0029677119        552,975.43        734             760,000.00
   0029677820        400,071.80        773             520,000.00
   0029678455        325,538.35        708             426,000.00
   0029680006        304,672.47        737             390,000.00
   0029680642        359,236.95        772             490,000.00
   0029681731        579,069.61        791             725,000.00
   0029681764        329,260.67        604             416,667.00
   0029682705        476,415.42        788             597,000.00
   0029684172        519,186.25        776             670,000.00
   0029684594        331,493.18        769             427,000.00
   0029684990        336,298.52        617             421,000.00
   0029685005        419,342.74        764             525,000.00
   0029685039        295,548.15        749             330,000.00
   0029687860        319,283.07        644             400,000.00
   0029687878        559,166.18        780             700,000.00
   0029688033        506,186.70        783             850,000.00
   0029690237        370,857.25        694             465,000.00
   0029690328        398,459.78        669             500,000.00
   0029693058        379,419.92        728             475,000.00
   0029693181        491,267.44        731             615,000.00
   0029693264        503,211.29        757           1,200,000.00
   0029694585        348,747.39        786             540,000.00
   0029694650        454,222.26        753             635,000.00
   0029694668        395,226.33        762             470,000.00
   0029694684        319,750.36        785             425,000.00
   0029694718        311,511.75        712             500,000.00
   0029694726        358,709.30        784             620,000.00
   0029698024        332,596.73        639             417,000.00
   0029698958        362,831.31        694             455,000.00
   0029699071        310,963.20        701             389,000.00
   0029700002        635,503.86        708             800,000.00
   0029700044        386,878.40        746             484,400.00
   0029700309        548,766.58        775             841,000.00
   0029700382        359,213.34        741             700,000.00
   0029700812        338,875.42        725             425,000.00
   0029700945        411,305.75        665             515,000.00
   0029700960        493,626.31        732             621,000.00
   0029706751        379,169.64        612             500,000.00
   0029707189        328,022.95        674             438,000.00
   0029707502        551,579.97        770             690,000.00
   0029708229        298,872.41        668             374,900.00
   0029710795        399,723.48        770             510,000.00
   0029711785        380,602.86        757             536,000.00
   0029712387        309,841.75        731             390,000.00
   0029713047        571,542.58        767             720,000.00
   0029718061        438,074.64        788             550,000.00
   0029718210        380,826.55        733             490,000.00
   0029718699        422,052.31        661             660,000.00
   0029720349        673,449.65        732             982,000.00
   0029720752        286,139.98        753             359,000.00
   0029722568        439,630.34        754             565,000.00
   0029725348        305,555.65        653             340,000.00
   0029725355        337,022.06        783             450,000.00
   0029725520        314,519.15        791             490,000.00
   0029725546        389,724.74        664             520,000.00
   0029726528        394,611.57        734             495,000.00
   0029727302        335,228.27        737             420,000.00
   0029729340        409,188.40        724             455,000.00
   0029729449        351,975.16        675             470,000.00
   0029729597        449,674.31        652             575,000.00
   0029729704        599,531.94        753             870,000.00
   0029729720        359,450.46        782             460,000.00
   0029730132        381,709.33        741             624,500.00
   0029730595        372,188.30        718             467,000.00
   0029730785        430,058.18        743             575,000.00
   0029730850        647,850.07        779           1,650,000.00
   0029731031        381,096.45        766             600,000.00
   0029731221        139,502.36        765             175,000.00
   0029731346        292,787.01        778             400,000.00
   0029731437        325,186.61        754             420,000.00
   0029731700        388,669.90        725             433,000.00
   0029732070        318,724.74        720             399,000.00
   0029732278        414,022.88        695             525,000.00
   0029733656        316,324.44        645             360,000.00
   0029734175        348,907.37        693             576,000.00
   0029734803        415,448.22        664             555,000.00
   0029734977        430,672.95        712             600,000.00
   0029735404        427,278.78        677             540,000.00
   0029735784        536,695.09        704             675,000.00
   0029736709        379,710.85        769             675,000.00
   0029738721        339,454.00        769             425,000.00
   0029741683        539,568.16        750             734,000.00
   0029741923        393,613.07        748             438,000.00
   0029741949        634,145.00        679             900,000.00
   0029742293        348,443.27        718             437,000.00
   0029742376        429,006.76        773             620,000.00
   0029743283        351,745.24        701             640,000.00
   0029743291        396,612.74        765             453,000.00
   0029744000        317,626.38        731             430,000.00
   0029744034        320,771.67        694             365,000.00
   0029744190        331,493.20        743             430,000.00
   0029745205        339,914.18        769             383,500.00
   0029745288        324,758.80        716             575,000.00
   0029745312        584,767.98        658             770,000.00
   0029745361        629,758.34        692             788,000.00
   0029745742        399,433.54        746             549,900.00
   0029748233        478,951.04        744             640,000.00
   0029748274        330,971.25        769             415,000.00
   0029748290        786,797.11        743             985,000.00
   0029748365        997,703.16        730           4,550,000.00
   0029748449        349,196.09        758             550,000.00
   0029748514        295,267.85        784             489,000.00
   0029748589        372,757.91        721             485,000.00
   0029748621        653,050.89        734             822,000.00
   0029748670        344,904.40        742             438,500.00
   0029748696        507,232.27        771           1,000,000.00
   0029748704        738,257.69        749           1,000,000.00
   0029748811        379,434.20        722             475,000.00
   0029749751        449,631.13        785           1,125,000.00
   0029749793        360,262.79        769             460,000.00
   0029749801        349,740.25        769             507,500.00
   0029749835        292,843.17        619             375,000.00
   0029750197        318,070.70        622             425,000.00
   0029750288        367,510.73        747             475,000.00
   0029750338        598,655.77        745             836,500.00
   0029750429        344,207.60        756             470,000.00
   0029750510        436,917.48        773             575,000.00
   0029750551        449,295.78        656             690,000.00
   0029750601        598,621.88        760             845,000.00
   0029750700        359,210.80        717             510,000.00
   0029750791        473,881.62        788             625,000.00
   0029750841        513,154.89        789             668,000.00
   0029750940        453,688.28        748             575,000.00
   0029750965        331,480.44        772             415,000.00
   0029751005        542,501.10        692             725,000.00
   0029751088        498,713.90        778             630,000.00
   0029751146        598,619.93        663             840,000.00
   0029751179        463,256.70        760             700,000.00
   0029751773        357,177.73        786             450,000.00
   0029751864        514,577.86        744             815,000.00
   0029751906        524,157.83        757           1,015,000.00
   0029751948        439,245.04        669             595,000.00
   0029752045        367,726.89        719             470,000.00
   0029752409        298,330.12        707             430,000.00
   0029752466        455,231.61        645             575,000.00
   0029752508        599,013.50        674             800,000.00
   0029752565        448,966.43        661             600,000.00
   0029752607        345,122.95        780             433,000.00
   0029752623        471,778.16        702             625,000.00
   0029752722        442,980.20        739             555,000.00
   0029752730        586,472.66        771             740,000.00
   0029752789        298,343.87        702             450,000.00
   0029753027        375,713.89        747             470,000.00
   0029753209        337,236.72        770             485,000.00
   0029753282        349,346.97        762             440,000.00
   0029753621        340,576.07        770             430,000.00
   0029753662        314,493.82        740             405,000.00
   0029753688        339,219.06        801             495,000.00
   0029753696        291,711.54        701             366,000.00
   0029753712        634,465.11        635             800,000.00
   0029753738        489,625.16        700             655,000.00
   0029753761        586,395.96        700             735,000.00
   0029753779        318,865.26        663             341,000.00
   0029753829        307,274.80        678             391,000.00
   0029753837        299,293.66        752             755,000.00
   0029753845        310,230.73        757             390,000.00
   0029753852        315,427.73        738             372,000.00
   0029753878        295,666.86        671             350,000.00
   0029753886        325,462.64        769             435,000.00
   0029753902        339,219.06        697             515,000.00
   0029753928        391,121.74        665             500,000.00
   0029753977        355,660.62        741             400,000.00
   0029753985        451,012.30        742             570,000.00
   0029754009        329,179.23        791             450,000.00
   0029754025        313,098.65        765             475,000.00
   0029754173        334,610.31        684             435,000.00
   0029754439        347,758.69        749             437,000.00
   0029754454        289,676.53        667             308,000.00
   0029754553        343,190.05        748             505,000.00
   0029754611        317,168.17        787             398,000.00
   0029754769        314,941.92        736             395,000.00
   0029754850        538,514.70        663             683,000.00
   0029754918        299,275.99        739             345,000.00
   0029754926        333,490.10        712             420,000.00
   0029754991        334,475.76        736             430,000.00
   0029755006        402,473.45        730             506,000.00
   0029755030        445,947.56        787             700,000.00
   0029755089        293,803.35        680             395,000.00
   0029755113        316,775.03        797             397,000.00
   0029755212        492,120.89        728             630,000.00
   0029755246        359,152.38        672             450,000.00
   0029755287        412,226.44        747             517,000.00
   0029755295        415,364.97        778             520,000.00
   0029755428        427,441.21        692             536,000.00
   0029755451        606,069.64        745             810,000.00
   0029755477        289,781.44        740             400,000.00
   0029755493        369,411.37        695             535,000.00
   0029755501        294,003.00        682             375,000.00
   0029755584        317,704.24        704             407,000.00
   0029755659        320,225.31        777             435,000.00
   0029755709        367,613.00        693             468,850.00
   0029755717        400,073.11        712             510,000.00
   0029755733        328,996.09        776             412,500.00
   0029755782        289,033.30        787             305,000.00
   0029755816        289,064.05        789             521,000.00
   0029755865        326,186.75        678             417,000.00
   0029755915        419,688.30        795             535,000.00
   0029755923        363,163.95        707             455,000.00
   0029756004        343,389.57        642             450,000.00
   0029756442        406,055.90        658             520,000.00
   0029756525        630,519.86        734           1,000,000.00
   0029756764        440,906.72        753             675,000.00
   0029756780        401,803.96        718             505,000.00
   0029756814        172,572.08        725             250,000.00
   0029757697        309,781.20        722             365,000.00
   0029758349        338,929.41        624             425,000.00
   0029758364        424,023.85        768             615,000.00
   0029758380        308,450.94        758             387,000.00
   0029758430        348,897.90        741             450,000.00
   0029758455        304,263.92        725             386,000.00
   0029758471        331,318.08        733             385,000.00
   0029758604        354,662.98        791             395,000.00
   0029758612        344,227.05        730             593,000.00
   0029758661        387,574.66        700             486,000.00
   0029758679        624,489.25        779             785,000.00
   0029758729        445,677.44        795             638,000.00
   0029758737        462,607.19        776             523,000.00
   0029758786        375,136.39        776             470,000.00
   0029758794        498,757.49        814             800,000.00
   0029758869        444,303.61        788             575,000.00
   0029758935        438,964.03        794             555,000.00
   0029758943        368,572.40        695             545,000.00
   0029758950        499,036.90        745             748,000.00
   0029758992        486,425.04        663             610,000.00
   0029759081        526,351.86        745             660,000.00
   0029759099        413,660.65        733             525,000.00
   0029759115        438,938.12        754             835,000.00
   0029759172        395,067.63        675             495,000.00
   0029759198        396,564.08        742             530,000.00
   0029759230        648,543.74        699             875,000.00
   0029759255        438,964.03        751             870,000.00
   0029759289        598,203.48        743             765,000.00
   0029759297        374,388.11        656             400,000.00
   0029759339        431,456.22        645             545,000.00
   0029759347        299,101.03        737             405,000.00
   0029759636        304,756.10        796             407,000.00
   0029759669        383,715.02        642             480,000.00
   0029759685        452,404.80        710             620,000.00
   0029760014        287,321.91        757             360,000.00
   0029760030        342,371.73        764             430,000.00
   0029760048        385,840.31        683             485,000.00
   0029760055        347,679.47        784             450,000.00
   0029760089        628,516.67        741             790,000.00
   0029760105        337,982.37        765             450,000.00
   0029760147        430,931.46        724             560,000.00
   0029760170        448,940.49        657             807,000.00
   0029760188        292,852.43        695             608,000.00
   0029760238        396,740.22        698             550,000.00
   0029760253        341,341.23        670             540,000.00
   0029760261        311,283.38        672             500,000.00
   0029760287        399,034.66        748             500,000.00
   0029760295        319,227.73        664             400,000.00
   0029760311        368,173.29        682             487,000.00
   0029760329        430,571.12        684             540,000.00
   0029760345        399,034.65        719             505,000.00
   0029760386        450,961.83        752             565,000.00
   0029760394        415,044.52        776             525,000.00
   0029760402        319,227.73        670             400,000.00
   0029760410        355,442.89        687             450,000.00
   0029760428        379,060.09        767             475,000.00
   0029760436        329,223.01        750             555,000.00
   0029760444        345,983.47        783             450,000.00
   0029760451        407,514.14        745             525,000.00
   0029760477        338,221.38        782             800,000.00
   0029760493        367,089.77        743             585,000.00
   0029760519        380,826.55        688             741,000.00
   0029760527        379,105.30        735             475,000.00
   0029760568        586,615.57        747             755,000.00
   0029760584        347,180.63        745             715,000.00
   0029760667        310,267.76        786             550,000.00
   0029760691        508,769.20        783             760,000.00
   0029760766        477,872.21        785             655,000.00
   0029760873        374,117.07        752             660,000.00
   0029760915        460,539.79        702             595,000.00
   0029761178        444,827.81        760             563,000.00
   0029761384        504,634.49        639             685,000.00
   0029762481        316,899.00        754             360,000.00
   0029762614        357,910.57        749             765,000.00
   0029762655        538,728.57        720             675,000.00
   0029762705        458,889.86        750             752,000.00
   0029764453        335,208.88        754             420,000.00
   0029764479        324,794.63        653             407,000.00
   0029764495        367,154.76        768             460,000.00
   0029764511        430,982.37        707             545,000.00
   0029764560        307,517.99        743             399,000.00
   0029764834        327,844.26        749             450,000.00
   0029764974        746,607.93        785           3,500,000.00
   0029765062        341,982.11        764             445,000.00
   0029765088        398,950.28        729             800,000.00
   0029765120        315,255.99        798             395,000.00
   0029765179        343,089.99        733             431,000.00
   0029765245        319,264.99        736             403,000.00
   0029765252        398,342.59        786             532,500.00
   0029765310        343,487.80        770             470,000.00
   0029765336        448,966.43        761             673,000.00
   0029765369        668,951.50        759           1,300,000.00
   0029765385        289,333.92        779             436,000.00
   0029765393        349,112.78        758             950,000.00
   0029765419        321,260.41        737             403,000.00
   0029765435        357,036.88        765             565,000.00
   0029765443        698,931.43        784           1,825,000.00
   0029768090        343,924.17        645             531,000.00
   0029768488        326,709.63        720             485,000.00
   0029768496        774,225.44        751           1,750,000.00
   0029768504        399,081.25        744             510,000.00
   0029768520        342,969.18        748             500,000.00
   0029768561        353,166.50        797             550,000.00
   0029768587        409,034.66        730             715,000.00
   0029768595        321,759.27        755             450,000.00
   0029768611        399,058.21        816             723,000.00
   0029768629        495,160.07        768           1,063,500.00
   0029768652        314,936.90        748             410,000.00
   0029768678        308,415.86        693             344,000.00
   0029768686        302,620.18        794             520,000.00
   0029768710        314,239.79        790             715,000.00
   0029768769        326,794.02        730             540,000.00
   0029768819        643,518.54        734           1,025,000.00
   0029768827        498,763.27        655             632,000.00
   0029768868        354,407.92        750             760,000.00
   0029769015        385,553.75        753             500,000.00
   0029769023        474,219.01        652             700,000.00
   0029769031        374,359.39        705             470,000.00
   0029769056        678,961.96        754             850,000.00
   0029769106        449,346.53        686             855,000.00
   0029769148        498,879.80        674             630,000.00
   0029769155        293,806.61        734             320,000.00
   0029769163        450,961.83        697             575,000.00
   0029769189        399,358.34        808           1,060,000.00
   0029769197        462,275.44        776           1,000,000.00
   0029769213        327,246.63        621             410,000.00
   0029769221        579,136.41        729             725,000.00
   0029769239        448,859.31        792             647,000.00
   0029769254        399,034.65        676             520,000.00
   0029769262        441,733.43        758             629,000.00
   0029769296        339,299.23        732             460,000.00
   0029769304        567,132.93        698             800,000.00
   0029769320        698,431.71        698             990,000.00
   0029769346        324,253.53        784             545,000.00
   0029769353        578,700.56        741             730,000.00
   0029769361        351,191.51        780             520,000.00
   0029769387        414,881.35        679             765,000.00
   0029769395        333,132.43        729             420,000.00
   0029769411        320,530.26        731             405,000.00
   0029769429        351,462.66        731             440,000.00
   0029769437        449,313.06        771             727,000.00
   0029769445        374,117.06        721             628,000.00
   0029769460        453,306.96        713             568,000.00
   0029769478        419,011.10        765             680,000.00
   0029769486        304,545.87        690             420,000.00
   0029769494        338,495.25        684             430,000.00
   0029769502        307,199.95        781             410,000.00
   0029769510        556,050.29        680             712,000.00
   0029769528        898,451.26        747           1,725,000.00
   0029769544        648,543.74        747             875,000.00
   0029770161        305,331.35        769             341,000.00
   0029770724        291,404.48        726             365,000.00
   0029770757        415,165.27        774             527,000.00
   0029770781        428,844.37        766             537,000.00
   0029770799        349,565.56        759             438,000.00
   0029771029        363,762.56        757             650,000.00
   0029771037        319,523.54        710             400,000.00
   0029771045        401,053.51        754             506,000.00
   0029771052        596,385.96        765             855,000.00
   0029771060        313,496.30        743             455,000.00
   0029771086        330,569.29        779             446,000.00
   0029771102        594,006.23        683           1,020,000.00
   0029771128        770,231.53        723           1,300,000.00
   0029771169        557,650.94        756             850,000.00
   0029771185        448,848.83        751             712,000.00
   0029771193        347,369.10        780             440,000.00
   0029771201        608,563.77        713           1,100,000.00
   0029771219        368,908.75        732             495,000.00
   0029771235        350,152.90        769             560,000.00
   0029771243        598,655.77        695             800,000.00
   0029771250        359,052.38        644             460,000.00
   0029771268        351,462.66        693             470,000.00
   0029771284        339,199.48        770             630,000.00
   0029771292        336,272.94        772             430,000.00
   0029771300        284,366.60        648             365,000.00
   0029771318        399,374.03        742             575,000.00
   0029771334        553,660.60        723             760,000.00
   0029771367        323,951.09        743             748,000.00
   0029771383        504,209.70        698             804,000.00
   0029771391        374,041.67        790             572,000.00
   0029771961        395,044.31        781             495,000.00
   0029772043        450,957.32        703             750,000.00
   0029772050        321,203.53        763             430,000.00
   0029772068        486,656.25        755             720,000.00
   0029772076        499,236.74        783             625,000.00
   0029772084        408,972.25        767             675,000.00
   0029772092        345,205.29        701             520,000.00
   0029772100        318,536.75        789             525,000.00
   0029772134        401,763.69        758             589,000.00
   0029772142        499,197.93        657             675,000.00
   0029772159        449,313.07        744             715,000.00
   0029772175        502,604.98        736             700,000.00
   0029772183        547,241.58        651             832,000.00
   0029772191        285,758.34        689             358,000.00
   0029772209        379,504.36        781             480,000.00
   0029772225        423,001.71        701             530,000.00
   0029772233        315,673.27        689             520,000.00
   0029772241        429,985.23        756             580,000.00
   0029772258        334,449.19        705             550,000.00
   0029772266        331,555.47        766             690,000.00
   0029772282        339,218.32        691             453,000.00
   0029772290        622,636.45        668             800,000.00
   0029772308        324,649.17        760             510,000.00
   0029772316        407,589.34        661             550,000.00
   0029772324        446,396.48        773             590,000.00
   0029772332        343,933.58        743             565,000.00
   0029772340        499,197.93        770             640,000.00
   0029772357        548,705.05        733             950,000.00
   0029772365        997,759.60        737           1,600,000.00
   0029772472        498,822.76        747             975,000.00
   0029772480        534,768.91        788             673,000.00
   0029773256        479,230.02        697             600,000.00
   0029773298        348,896.48        744             438,000.00
   0029773314        359,450.45        696             520,000.00
   0029773330        349,452.27        685             538,000.00
   0029773355        374,352.45        767             590,000.00
   0029773371        324,304.19        746             406,000.00
   0029773397        487,635.70        714             611,000.00
   0029773413        499,197.94        735             670,000.00
   0029773421        374,352.44        744             468,775.00
   0029773447        483,591.49        794             662,000.00
   0029773454        823,740.63        764           1,350,000.00
   0029773462        301,500.02        771             380,000.00
   0029773504        639,996.89        771             920,000.00
   0029773520        367,402.15        660             460,000.00
   0029773546        544,068.20        768             799,000.00
   0029773587        451,327.00        670             565,000.00
   0029773595        366,924.89        776             490,000.00
   0029773611        360,462.50        660             465,000.00
   0029773629        411,165.11        700             750,000.00
   0029773694        347,080.88        754             440,000.00
   0029773710        293,182.67        713             392,000.00
   0029773744        526,087.96        797             725,000.00
   0029773751        349,375.47        759             440,000.00
   0029773769        429,327.09        737             590,000.00
   0029773777        442,980.20        631             650,000.00
   0029773785        328,472.24        783             435,000.00
   0029773819        453,954.93        767             625,000.00
   0029773827        342,111.57        779             450,000.00
   0029773835        372,683.85        784             495,000.00
   0029773843        318,484.85        699             401,000.00
   0029773850        289,366.29        696             363,000.00
   0029773868        357,129.80        795             450,000.00
   0029773876        401,762.02        740             550,000.00
   0029773900        588,773.89        684             980,000.00
   0029773926        282,763.68        688             354,000.00
   0029773934        381,621.45        761             484,000.00
   0029773942        362,365.75        770             454,500.00
   0029773959        339,006.25        754             440,000.00
   0029773967        577,263.80        671             740,000.00
   0029773983        333,288.21        750             455,000.00
   0029773991        368,399.97        778             480,000.00
   0029774007        308,888.89        745             400,000.00
   0029774015        395,979.36        666             520,000.00
   0029774023        299,293.66        683             405,000.00
   0029774031        359,477.22        780             700,000.00
   0029774049        579,036.96        755           1,100,000.00
   0029774056        415,044.52        758             670,000.00
   0029774064        395,493.22        636             450,000.00
   0029774106        387,407.71        720             485,000.00
   0029774114        431,257.09        742             540,000.00
   0029774122        375,426.03        754             470,000.00
   0029774130        336,884.95        719           1,164,000.00
   0029774148        647,055.24        668             959,000.00
   0029774155        488,253.53        720             620,000.00
   0029774163        355,461.10        787             502,000.00
   0029774171        445,718.56        754             558,000.00
   0029774189        498,851.59        723             848,000.00
   0029774197        389,404.66        787             660,000.00
   0029774213        390,700.56        788             490,000.00
   0029774254        337,457.81        717             448,000.00
   0029774262        524,198.58        786             729,000.00
   0029774270        403,383.29        674             505,000.00
   0029774288        338,181.86        745             498,000.00
   0029774296        295,797.76        766             395,000.00
   0029774304        507,205.02        728             650,000.00
   0029774320        411,598.63        659             560,000.00
   0029774346        464,272.32        750             630,000.00
   0029774353        369,435.19        741             725,000.00
   0029774361        649,007.76        791             930,000.00
   0029774379        431,340.54        750             540,000.00
   0029774387        319,499.23        707             470,000.00
   0029774395        314,530.98        769             465,000.00
   0029774411        329,520.80        665             675,000.00
   0029774429        370,374.84        779             465,300.00
   0029774437        333,372.83        672             418,000.00
   0029774445        309,514.88        705             445,000.00
   0029774452        539,215.84        753             675,000.00
   0029774460        406,807.50        650             510,000.00
   0029774486        445,067.03        784             558,000.00
   0029774494        326,687.95        728             409,000.00
   0029774502        448,297.35        782             679,000.00
   0029774510        425,544.49        734             560,000.00
   0029774528        314,107.68        796             394,000.00
   0029774536        370,419.42        710             475,000.00
   0029774544        510,239.15        724             810,000.00
   0029774569        483,472.83        700             675,000.00
   0029774627        456,683.91        705             610,000.00
   0029774643        275,709.00        743             380,000.00
   0029774668        328,507.09        706             410,000.00
   0029774684        279,356.87        786             350,000.00
   0029774700        367,175.54        652             460,000.00
   0029774726        459,364.78        661             575,000.00
   0029774734        315,493.09        722             395,000.00
   0029774742        479,267.27        743             660,000.00
   0029774783        360,435.06        756             461,000.00
   0029774817        349,352.43        770             510,000.00
   0029774908        548,705.05        766             715,000.00
   0029774940        347,405.48        779             435,000.00
   0029774965        335,474.18        662             450,000.00
   0029777661        287,726.14        782             364,000.00
   0029777703        619,053.56        741             940,000.00
   0029777711        321,270.90        795             489,000.00
   0029777729        524,178.42        748             690,000.00
   0029777737        350,344.36        660             442,000.00
   0029777745        427,346.66        710             536,000.00
   0029777760        487,236.30        764             610,000.00
   0029777778        531,624.47        765             710,000.00
   0029777810        327,346.40        751             422,000.00
   0029777828        349,452.27        670             450,000.00
   0029777836        319,386.84        786             405,000.00
   0029777844        648,392.25        715             944,000.00
   0029777851        285,164.02        681             357,000.00
   0029777869        389,035.36        782             575,000.00
   0029777877        478,869.85        788             640,000.00
   0029777885        290,227.92        633             306,000.00
   0029777893        326,375.61        763             409,000.00
   0029777901        329,027.75        742             415,000.00
   0029777919        339,467.93        701             480,000.00
   0029777935        335,166.01        718             425,000.00
   0029777968        350,352.44        696             440,000.00
   0029777976        333,477.32        780             418,000.00
   0029777984        355,442.89        771             445,000.00
   0029777992        312,322.49        708             400,000.00
   0029778008        499,217.53        782             750,000.00
   0029778016        384,958.70        749             625,000.00
   0029778024        306,994.41        669             410,000.00
   0029778040        351,449.14        768             440,000.00
   0029778057        341,194.76        747             430,000.00
   0029778065        357,924.90        642             478,000.00
   0029778073        360,641.26        713             435,000.00
   0029778081        363,194.72        769             495,000.00
   0029778099        337,430.45        716             425,000.00
   0029778107        315,467.52        732             432,000.00
   0029778115        369,406.48        702             510,000.00
   0029778131        434,319.27        727             600,000.00
   0029778149        381,705.08        727             510,000.00
   0029778156        399,404.43        745             675,000.00
   0029778198        309,490.30        670             470,000.00
   0029778206        338,918.78        766             455,000.00
   0029778214        375,411.59        796             470,000.00
   0029778222        296,432.96        688             313,000.00
   0029778230        354,244.75        728             456,000.00
   0029778248        334,630.45        763             435,000.00
   0029778255        484,221.99        687             620,000.00
   0029778271        364,576.35        770             465,000.00
   0029778354        313,508.60        782             470,000.00
   0029778446        408,561.01        754             517,000.00
   0029778453        323,237.13        716             409,000.00
   0029778461        348,979.61        738             439,000.00
   0029778479        306,599.21        748             410,000.00
   0029778487        317,138.78        691             420,000.00
   0029778495        305,484.36        794             415,000.00
   0029779238        312,510.18        735             400,000.00
   0029779279        419,434.49        743             525,000.00
   0029779394        364,456.54        760             460,000.00
   0029779634        309,769.93        736             393,000.00
   0029779683        310,569.34        790             435,000.00
   0029779691        500,857.80        769             840,000.00
   0029779709        363,699.52        764             670,000.00
   0029779840        338,898.30        739             429,000.00
   0029779881        347,641.81        789             435,000.00
   0029780368        649,541.24        724             945,000.00
   0029780376        349,833.60        696             581,000.00
   0029780384        403,500.32        768             505,000.00
   0029780400        353,693.82        798             442,500.00
   0029780418        333,146.30        699             417,000.00
   0029780426        310,613.46        729             389,000.00
   0029780806        382,653.75        776             670,000.00
   0029780822        343,331.96        794             430,000.00
   0029780848        361,188.38        769             452,000.00
   0099014755        365,458.85        733             473,500.00
   0099031627        292,007.11        736             325,000.00
   0099031916        464,889.25        760             590,000.00
   0099035743        348,672.59        771             600,000.00
   0099037848        319,637.77        762             422,000.00
   0099037871        430,208.77        766             555,000.00
   0099037970        365,398.23        754             470,000.00
   0099038606        327,188.68        704             585,000.00
   0099038770        391,371.18        726             500,000.00
   0099039182        419,342.74        746             526,000.00
   0099040115        328,298.08        776             420,000.00
   0099040180        319,750.37        763             401,000.00
   0099040339        312,472.57        742             391,335.00
   0099040396        347,441.77        752             437,000.00
   0099040453        451,219.49        750             565,000.00
   0099044489        318,944.74        774             400,000.00
   0099044497        327,499.30        756             430,000.00
   0099044505        332,746.61        664             455,000.00
   0099044547        462,718.97        769             580,000.00
   0099045163        306,482.69        735             385,000.00
   0099045296        374,368.11        790             540,000.00
   0099046518        543,083.33        770             680,000.00
   0099046823        482,613.75        750             650,000.00
   0099046898        409,374.12        776             875,000.00
   0099047045        347,200.71        693             435,000.00
   0099047151        499,590.16        738             980,000.00
   0099047169        574,540.17        761             725,000.00
   0099047730        408,959.03        721             535,000.00
   0099047979        398,375.62        760             630,000.00
   0099048456        314,507.05        772             450,000.00
   0099048597        317,751.92        729             440,000.00
   0099048878        335,447.55        730             425,000.00
   0099049322        374,193.02        757             535,000.00
   0099049546        375,411.61        737             470,000.00
   0099049587        354,546.67        726             474,000.00
   0099049736        345,330.40        779             433,000.00
   0099049967        349,438.57        677             520,000.00
   0099049983        375,334.69        742             470,000.00
   0099050411        436,152.43        661             550,000.00
   0099050452        351,435.35        781             445,000.00
   0099050510        368,742.73        738             462,000.00
   0099051161        364,384.96        762             470,000.00
   0099051575        375,092.58        734             490,000.00
   0099051955        440,343.37        704             630,000.00
   0099052268        374,383.45        780             630,000.00
   0099052656        448,511.36        698             565,000.00
   0099052680        299,518.76        730             400,000.00
   0099053043        465,195.30        768             590,000.00
   0099053050        329,430.16        700             426,000.00
   0099053068        326,448.98        750             620,000.00
   0099053076        411,005.71        768             515,000.00
   0099053647        399,292.24        765             680,000.00
   0099054439        349,478.88        685             445,000.00
   0099054983        319,774.15        646             435,000.00
   0099055139        289,523.19        747             411,000.00
   0099055451        487,236.30        799             610,000.00
   0099055717        361,587.21        768             455,000.00
   0099056061        485,675.78        732             630,000.00
   0099056178        304,440.20        784             600,000.00
   0099056301        322,260.66        694             455,000.00
   0099056491        370,240.26        690             469,000.00
   0099056574        379,390.44        740             475,000.00
   0099056731        309,490.30        754             448,000.00
   0099056749        723,807.99        764           1,600,000.00
   0099056756        437,261.95        773           1,300,000.00
   0099056897        301,538.99        782             462,000.00
   0099056954        309,115.50        677             390,000.00
   0099057002        356,521.67        694             446,000.00
   0099057085        456,266.92        795             612,000.00
   0099057259        369,376.52        672             500,000.00
   0099057267        374,700.12        689             585,000.00
   0099057531        354,671.13        762             444,000.00
   0099057549        359,463.97        638             450,000.00
   0099057895        454,214.31        681             680,000.00
   0099057903        449,631.14        772             675,000.00
   0099057986        424,334.92        642             650,000.00
   0099058786        392,493.58        775             495,000.00
   0099058802        648,921.29        698           1,300,000.00
   0099058968        683,873.53        775           1,100,000.00
   0099059016        407,329.19        704             510,000.00
   0099059164        614,470.50        740           1,100,000.00
   0099059172        539,110.03        693             600,000.00
   0099059198        386,674.88        739             690,000.00
   0099059560        347,841.12        757             550,000.00
   0099059644        351,462.66        770             450,000.00
   0099060204        649,467.20        752             830,000.00
   0099060295        359,436.63        701             520,000.00
   0099061608        515,231.71        747             652,000.00
   0099061822        366,290.00        719             470,000.00
   0099062010        394,212.17        670             498,000.00
   0099062705        349,438.57        761             545,000.00
   0099062713        299,765.97          0             600,000.00
   0099062929        334,732.10        716           1,000,000.00
   0099062952        319,511.52        802             425,000.00
   0099063182        479,285.31        689             800,000.00
   0099064164        351,488.85        776             540,000.00
   0099064214        412,669.73        771             930,000.00
   0099065104        469,944.95        790             970,000.00
   0099065344        359,726.07        727             603,000.00
   0099065435        403,398.47        669             505,000.00
   0099065617        514,213.84        687             650,000.00
   0099065724        354,308.32        747             444,000.00
   0099065799        539,557.36        706             930,000.00
   0099066094        364,442.83        753             550,000.00
   0099066144        406,978.60        747             458,000.00
   0099066243        499,236.74        813             800,000.00
   0099066300        376,698.52        756             645,000.00
   0099066359        381,273.84        763             495,000.00
   0099066375        331,489.03        747             600,000.00
   0099066441        438,681.53        715             550,000.00
   0099066490        401,900.71        683             515,000.00
   0099066623        419,326.27        701             635,000.00
   0099066664        403,430.37        730             525,000.00
   0099066672        504,149.05        659             655,000.00
   0099066680        319,750.37        678             400,000.00
   0099066771        315,517.63        666             395,000.00
   0099066987        373,679.35        742             470,000.00
   0099067043        409,404.63        673             900,000.00
   0099067084        379,405.33        719             505,000.00
   0099067266        365,782.59        701             458,000.00
   0099067274        373,193.85        740             855,000.00
   0099067431        346,969.53        763             390,000.00
   0099067530        436,615.34        710             637,500.00
   0099068074        419,672.36        641             650,000.00
   0099068173        539,589.10        731           1,500,000.00
   0099068389        378,811.54        796             488,000.00
   0099068561        330,122.43        731             472,000.00
   0099068579        292,322.79        675             325,000.00
   0099068702        399,731.61        713             565,000.00
   0099068934        399,510.49        675             450,000.00
   0099069205        408,096.91        635             511,000.00
   0099070716        309,752.10        755             450,000.00
   0099070773        599,554.71        671           1,405,000.00
   0099070906        409,672.13        746             611,500.00
   0099071649        418,788.97        638             525,000.00
   0099071730        649,480.21        769             930,000.00
   0099071953        371,730.76        692             529,000.00
   0099072399        387,205.14        670             565,000.00
   0099072472        387,681.96        742             584,000.00
   0099072621        316,752.71        788             700,000.00
   0099072761        576,749.73        759             740,000.00
   0099072977        499,590.16        789             640,000.00
   0099073009        311,762.59        771             400,000.00
   0099073017        563,591.79        705             720,000.00
   0099073611        349,590.36        771             438,000.00
   0099073728        308,515.07        773             430,000.00
   0099073959        313,161.52        673             450,000.00
   0099074072        400,179.73        713             819,500.00
   0099074122        337,249.53        760             450,000.00
   0099074379        549,570.95        672           1,000,000.00
   0099074510        343,461.66        704             430,000.00
   0099074999        469,633.35        706             599,000.00
   0099075012        499,197.94        773           1,000,000.00
   0099075061        336,495.81        713             435,000.00
   0099075236        311,688.51        724             391,000.00
   0099075608        390,702.48        772             600,000.00
   0099075921        324,720.19        682             490,000.00
   0099076226        321,754.99        750             370,000.00
   0099076408        303,555.13        653             382,000.00
   0099076580        424,668.46        767             615,000.00
   0099076838        399,687.96        724             500,000.00
   0099076853        439,665.20        760             550,000.00
   0099076887        374,392.86        752             470,000.00
   0099076895        579,136.50        786             725,000.00
   0099078255        334,732.10        804             783,000.00
   0099078982        327,756.58        719             415,000.00
   0099078990        312,573.60        648             400,000.00
   0099079063        521,533.07        701             700,000.00
   0099079188        299,754.09        728             465,000.00
   0099079766        399,687.96        780             900,000.00
   0099082000        302,231.10        673             344,000.00
   0099082232        649,467.20        709             872,000.00
   0099083321        327,737.70        735             410,000.00
   0099085383        338,540.42        771             369,900.00
   0099086043        364,685.85        692             465,000.00
   0099086399        363,678.85        800             530,000.00
   0099087124        339,493.76        755             442,000.00
   0099088254        516,130.86        688             900,000.00
   0099089757        359,726.07        728             500,000.00
   0099089872        339,542.22        618             800,000.00
   0099095176        320,312.11        788             403,000.00
   0099096505        314,980.14        695             400,000.00
   0099096661        361,404.81        660             435,000.00
   0099099087        377,797.64        698             476,000.00
   0099105660        733,353.31        727           1,050,000.00
   0099112880        503,191.52        714             634,000.00
   6000275807        359,726.06        778             480,000.00
   6000512159        541,544.65        769             692,000.00
   6001244133        336,855.40        769             396,000.00
   6003465637        380,710.08        646             910,000.00
   6003783351        309,764.11        770             440,000.00
   6004036635        347,728.52        703             445,000.00
   6004079072        395,275.73        660             640,000.00
   6005123234        649,999.00        801           1,450,000.00
   6005501892        319,737.70        770             810,000.00
   6007414201        339,728.10        747             460,000.00
   6007836619        323,753.46        686             406,000.00
   6008341775        315,353.80        754             455,000.00
   6008818285        399,672.11        766             508,000.00
   6009275220        477,636.28        736             650,000.00
   6010045372        424,676.61        687             580,000.00
   6010617576        387,697.32        806             485,000.00
   6010808571        388,688.92        756             550,000.00
   6010845201        424,684.58        748           1,200,000.00
   6012121361        327,774.10        782             412,000.00
   6014123910        375,727.86        759             501,500.00
   6016508365        438,657.53        790             650,000.00
   6017180677        298,742.57        789             440,000.00
   6019327623        640,200.19        760             801,000.00
   6020737703        809,336.04        639           1,525,000.00
   6021371833        388,718.45        676             530,000.00
   6021385700        349,705.95        776             560,000.00
   6023897777        323,247.63        657             405,000.00
   6024289164        319,731.15        767             625,000.00
   6024700822        299,765.97        742             400,000.00
   6027347126        399,703.14        745             660,000.00
   6028820659        565,935.72        762             710,000.00
   6030293887        459,622.93        735             700,000.00
   6031831966        543,542.97        755             680,000.00
   6032913292        447,259.41        672             560,000.00
   6033474161        466,626.54        739             895,000.00
   6033643658        639,536.78        773             800,000.00
   6035373502        349,726.96        658             390,000.00
   6036285952        388,504.15        675             486,000.00
   6036637509        485,620.87        731             750,000.00
   6040519396        315,523.66        681             820,000.00
   6040719228        365,707.31        726             750,000.00
   6041140937        285,000.00        776             400,000.00
   6041966083        299,777.35        749             440,000.00
   6042632478        649,552.67        728             955,000.00
   6043695391        333,352.42        774             417,000.00
   6045109912        507,500.00        744             725,000.00
   6046489461        399,680.12        786           1,250,000.00
   6046641574        314,783.22        663             450,000.00
   6047706616        343,738.24        697             434,000.00
   6048030958        345,743.21        770           1,700,000.00
   6049507095        303,750.81        743             709,000.00
   6050519229        383,928.83        698             427,000.00
   6053021306        433,244.57        786             542,500.00
   6053123011        624,536.15        763           1,450,000.00
   6059213345        364,222.64        673             414,000.00
   6059650124        366,906.35        755             459,000.00
   6060237788        467,652.67        762             585,000.00
   6061561376        297,051.84        709             420,000.00
   6062654576        425,732.73        619             533,000.00
   6062658775        449,657.59        777           1,375,000.00
   6067898194        449,648.95        657             570,000.00
   6067911062        314,766.22        789             480,000.00
   6069235221        497,611.51        774             724,000.00
   6070977290        515,145.23        748             855,000.00
   6071113952        324,733.59        758             411,000.00
   6072006502        602,705.56        798             754,000.00
   6073485788        531,595.18        786             665,000.00
   6074629202        524,600.51        729             740,000.00
   6076098133        324,746.46        734             620,000.00
   6076860227        574,540.17        688             828,000.00
   6078060230        649,492.93        722           1,400,000.00
   6078151146        499,609.94        718             765,000.00
   6078449656        489,213.97        760             850,000.00
   6078617740        399,603.22        782             500,000.00
   6079090772        349,720.11        776             495,000.00
   6079848872        499,609.94        737             960,000.00
   6081104660        358,820.10        753             448,850.00
   6081827807        311,785.28        771             390,000.00
   6083698107        543,586.05        743             680,000.00
   6084737565        331,765.68        766             425,000.00
   6084841904        287,075.87        771             496,000.00
   6085705991        542,726.91        670             680,000.00
   6085968441        324,733.59        770           1,050,000.00
   6086528905        343,718.02        772             430,000.00
   6087747892        353,723.84        647             442,500.00
   6089761966        529,576.17        707             820,000.00
   6091967056        368,497.69        781             461,000.00
   6093012273        332,758.98        774             416,500.00
   6093144365        429,672.80        798             775,000.00
   6093502653        489,645.35        702             700,000.00
   6093640495        335,731.30        752             425,000.00
   6095827017        311,024.72        664             415,000.00
   6096074270        347,714.74        761             444,000.00
   6096143653        549,591.82        659           1,220,000.00
   6099731710        391,678.68        724             490,000.00
   6100364147        574,551.44        671             980,000.00
   6101301783        330,772.21        704             475,000.00
   6101816681        399,680.12        771             500,000.00
   6103203763        299,771.72        698             550,000.00
   6106194514        399,663.95        685             500,000.00
   6108022010        415,713.71        654             600,000.00
   6110025720        349,726.96        707             525,000.00
   6111728397        379,696.11        775             480,000.00
   6111933583        447,683.80        706             560,000.00
   6112721011        391,200.00        620             490,000.00
   6112901282        321,600.00        785             425,000.00
   6113290180        355,000.00        779           3,141,000.00
   6113698184        314,760.31        731             653,000.00
   6115888072        559,584.39        702             800,000.00
   6116482289        292,765.69        771             475,000.00
   6116530186        607,311.78        674             870,000.00
   6118817193        299,765.97        714             460,000.00
   6119446489        376,000.00        696             470,000.00
   6119732656        581,945.67        714             730,000.00
   6120770661        854,365.46        683           1,250,000.00
   6121373135        423,685.33        713             535,000.00
   6123622265        339,728.10        782             440,000.00
   6124026367        649,480.20        773           1,265,000.00
   6124652428        349,713.11        709           1,035,000.00
   6125617891        314,772.00        781             645,000.00
   6127546338        391,678.68        747             640,000.00
   6129529308        399,663.95        711             528,000.00
   6130326942        367,213.31        716             490,000.00
   6130516963        385,683.60        775             525,000.00
   6132156800        483,603.26        777             605,000.00
   6132314672        399,717.68        761             661,000.00
   6135024799        367,726.89        661             461,000.00
   6135427828        339,321.63        794             428,000.00
   6136498307        307,777.07        802             385,000.00
   6137333701        312,000.00        731             390,000.00
   6140531630        599,520.18        770             750,000.00
   6140724193        327,710.60        732             410,000.00
   6141722725        598,755.30        754             749,000.00
   6142323135        299,754.09        762             625,000.00
   6142943429        646,934.56        629           2,070,000.00
   6143969944        407,200.00        801             509,000.00
   6144125322        350,000.00        732             438,000.00
   6145123359        342,951.60        764             429,000.00
   6145891674        335,737.88        645             480,000.00
   6146164766        475,628.67        750             600,000.00
   6146709347        460,000.00        739             590,000.00
   6146766842        419,672.35        745             530,000.00
   6148322305        310,000.00        786             565,000.00
   6149043330        321,761.02        676           1,100,000.00
   6150145115        466,070.82        764             583,000.00
   6150396551        319,756.50        752             406,100.00
   6151285373        379,688.52        765             657,500.00
   6151588776        397,673.76        759             700,000.00
   6152244221        300,000.00        698             460,000.00
   6153843104        299,741.70        751             425,000.00
   6154516683        344,217.61        723             570,000.00
   6157863033        440,922.52        784             855,000.00
   6160810617        639,500.74        753             800,000.00
   6160981152        318,950.99        719             410,000.00
   6162417072        649,492.93        730           1,175,000.00
   6162697731        319,756.50        707             410,000.00
   6162999442        364,715.26        773             475,000.00
   6164378074        549,591.82        614             900,000.00
   6164551167        335,000.00        697             485,000.00
   6165658177        372,723.17        745             540,000.00
   6166661055        327,487.90        697             345,000.00
   6170000381        374,707.46        772             690,000.00
   6171027110        389,724.74        763             492,000.00
   6173038958        447,900.00        723             640,000.00
   6174027554        949,277.12        691           1,700,000.00
   6174059763        387,719.18        775             519,000.00
   6174304136        472,140.46        786             675,000.00
   6174601606        764,432.25        754           1,250,000.00
   6175866026        475,619.34        693           2,800,000.00
   6176384334        603,516.99        757             757,000.00
   6178238165        284,766.38        735             512,000.00
   6181378453        409,672.13        762             515,000.00
   6181889731        599,508.18        711           1,100,000.00
   6182052685        524,590.45        726             804,000.00
   6182220696        346,189.25        778             440,000.00
   6182710514        350,000.00        768             530,000.00
   6183813051        549,171.25        806             695,000.00
   6186376916        496,666.51        786             742,000.00
   6191691929        488,599.17        773           1,700,000.00
   6194764244        350,912.12        758             439,000.00
   6195462830        324,746.46        780             615,000.00
   6196073495        371,687.47        752             575,000.00
   6198167295        731,483.36        710             920,000.00
   6200307574        500,000.00        801             850,000.00
   6203518177        399,672.11        734             580,000.00
   6204093287        447,675.75        776             560,000.00
   6204576612        633,093.31        742             792,000.00
   6205041046        378,718.72        767             585,000.00
   6205058180        731,414.63        679           1,800,000.00
   6205603225        342,918.68        794             432,000.00
   6206439561        349,698.65        801             630,000.00
   6208392511        415,659.01        716             540,000.00
   6208786274        419,680.41        679             525,000.00
   6209470969        287,780.85        762             367,000.00
   6210673411        346,229.69        741             390,000.00
   6212248667        399,672.11        621             525,000.00
   6212443060        364,715.26        752             700,000.00
   6212962564        367,912.76        783             575,000.00
   6213842161        389,703.24        720             635,000.00
   6214393974        349,726.96        775             525,000.00
   6214555432        344,730.87        627             540,000.00
   6215225670        405,683.28        777             736,000.00
   6215878098        408,504.11        696             511,000.00
   6217777751        359,726.06        723             457,000.00
   6218896865        279,776.08        686             360,000.00
   6218991815        348,000.00        761             435,000.00
   6219362271        317,751.92        635             380,000.00
   6220180688        299,686.03        771             376,000.00
   6220260837        519,552.28        771             750,000.00
   6220505603        331,759.70        722             418,000.00
   6221251942        383,715.01        735             510,000.00
   6221534263        524,580.16        755           1,100,000.00
   6222107721        362,716.83        760             462,600.00
   6222640655        416,632.09        752             550,000.00
   6223954394        549,581.49        801           1,089,000.00
   6224069085        403,684.83        672             505,000.00
   6227117725        389,703.24        760             565,000.00
   6228024185        399,695.62        802             500,000.00
   6229972325        649,480.20        767             985,000.00
   6230590991        616,000.00        681             880,000.00
   6231034890        403,676.92        739             518,000.00
   6231396414        366,920.59        654             475,000.00
   6232736162        303,774.38        655             380,000.00
   6234331681        350,919.15        687             440,000.00
   6236645849        375,200.00        771             469,000.00
   6237259327        314,754.27        781             400,000.00
   6238769381        296,000.00        692             430,000.00
   6238786641        649,467.20        685             950,000.00
   6239661744        503,625.95        675             634,000.00
   6240038346        449,648.95        775             600,000.00
   6245617136        600,000.00        680             910,000.00
   6246422783        306,766.39        721             460,000.00
   6247999300        799,344.25        731           1,700,000.00
   6249811776        422,653.27        793             610,000.00
   6252012601        346,236.34        665             755,000.00
   6252187544        500,000.00        775             750,000.00
   6254226852        526,808.74        737             660,000.00
   6256158475        397,697.15        738             519,000.00
   6258555207        447,667.51        659             565,000.00
   6258954897        364,735.82        683             665,000.00
   6260864472        370,695.89        749             565,000.00
   6261391608        487,619.30        663             610,000.00
   6262951186        537,048.43        774             850,000.00
   6265137031        415,619.56        652             520,000.00
   6265302429        329,736.09        779             478,000.00
   6266606919        347,700.37        797             435,000.00
   6268670442        531,605.17        726             703,750.00
   6268964217        331,765.68        728             415,000.00
   6269960123        298,783.59        719             350,000.00
   6270168385        555,555.37        741           1,175,000.00
   6270304618        299,366.27        748             428,000.00
   6270399550        648,982.80        726             939,000.00
   6274491577        349,733.67        705             438,000.00
   6275936836        487,228.97        785             609,500.00
   6276212922        376,000.00        780             470,000.00
   6279141854        498,117.23        662           1,200,000.00
   6280448587        394,684.12        774             550,000.00
   6281964814        434,077.61        709             545,000.00
   6282261947        449,648.95        774             650,000.00
   6284019491        317,739.33        745             405,000.00
   6286344434        499,590.15        710             845,000.00
   6287234261        352,000.00        771             440,000.00
   6287411455        314,777.68        705             452,000.00
   6288330654        309,775.62        761             460,000.00
   6288848028        324,733.59        755             540,000.00
   6291433032        499,628.92        708           2,500,000.00
   6294017576        439,656.75        767             550,000.00
   6294149908        359,704.91        784             715,000.00
   6297736503        299,798.70        609             525,000.00
   6297807452        375,720.95        775             470,000.00
   6302516999        879,346.91        719           1,100,000.00
   6302661027        399,695.62        709             579,000.00
   6304205179        507,593.75        719             635,000.00
   6304885012        339,741.28        606             545,000.00
   6305819309        649,529.55        766           1,050,000.00
   6305924380        388,211.68        803             510,000.00
   6306546893        469,633.35        754             790,000.00
   6307162682        478,826.18        769             599,000.00
   6309795349        737,878.84        776             975,000.00
   6310874638        649,480.20        782             830,000.00
   6312694190        339,721.30        791             465,000.00
   6314101178        359,704.91        770             454,000.00
   6314502680        388,925.30        755             490,000.00
   6315813052        499,609.94        768             750,000.00
   6315869161        359,500.00        669             500,000.00
   6323677218        367,477.07        690             467,000.00
   6326009716        571,564.75        669           1,190,000.00
   6327214190        504,434.63        754             631,000.00
   6328899734        367,726.89        757             460,000.00
   6329589995        322,772.02        748             420,000.00
   6331052511        335,762.85        753             425,000.00
   6331604303        328,273.92        637             365,000.00
   6331803061        551,536.25        663             815,000.00
   6333229109        359,719.16        634             465,000.00
   6335022106        443,678.64        722             555,000.00
   6335129117        539,557.36        633             991,000.00
   6335831282        307,765.64        787             390,000.00
   6335990732        310,751.29        782             346,000.00
   6338234286        364,000.00        793             455,000.00
   6338237453        399,680.12        706             950,000.00
   6338780593        419,647.14        736             820,000.00
   6341920012        284,760.56        643             380,000.00
   6342692057        359,726.06        736             490,000.00
   6346354910        549,581.49        740             850,000.00
   6346468322        408,696.46        722             650,000.00
   6349894755        386,075.37        771             600,000.00
   6351147100      1,000,000.00        782           1,410,000.00
   6352986142        417,657.36        752             523,000.00
   6354374487        415,000.00        703             645,000.00
   6354578996        302,557.86        760             396,000.00
   6356871977        465,636.47        657             825,000.00
   6357725693        342,945.29        759             429,000.00
   6359103196        471,649.70        701             620,000.00
   6359704910        315,641.05        714             452,000.00
   6360916370        649,480.20        703           1,250,000.00
   6360999996        491,643.90        699             616,500.00
   6362530666        537,990.32        656             680,000.00
   6372021870        415,691.26        686             520,000.00
   6373876348        399,703.14        630             500,000.00
   6376720899        352,231.78        776             470,000.00
   6377585747        379,703.56        780           1,000,000.00
   6378615766        352,910.48        788             430,000.00
   6378944166        568,227.97        691             711,000.00
   6379496174        319,790.67        687             460,000.00
   6380708963        431,662.99        741             540,000.00
   6381204319        609,524.14        718           1,000,000.00
   6381917506        292,764.99        760             380,000.00
   6381987129        359,719.16        795             540,000.00
   6384789688        342,745.44        757             460,000.00
   6384891765        334,725.40        781             915,000.00
   6385404212        344,375.83        630             495,000.00
   6386005992        531,563.92        740             700,000.00
   6390233960        358,919.79        789             450,000.00
   6390627393        644,471.29        793           1,225,000.00
   6392926132        387,697.32        756             519,000.00
   6393545659        319,756.50        704             495,000.00
   6397108330        601,585.71        716             860,000.00
   6399417606        649,529.55        673             950,000.00
   6400393267        349,713.11        656             570,000.00
   6400645674        399,703.14        720             510,000.00
   6401720054        547,641.53        675             685,000.00
   6404783885        999,180.30        750           1,510,000.00
   6409923734        449,666.03        708             715,000.00
   6411068866        595,535.05        743             745,000.00
   6413177301        486,160.69        782             800,000.00
   6413369429        325,352.24        782             410,000.00
   6413732345        420,000.00        748             580,000.00
   6414234028        294,769.86        766             550,000.00
   6416884978        474,629.45        803             885,000.00
   6417077531        296,756.55        767             420,000.00
   6417400626        359,704.91        729             455,000.00
   6420983709        499,638.11        627             800,000.00
   6421442515        341,250.00        736             455,000.00
   6421887420        341,326.82        685             427,000.00
   6423090668        308,000.00        760             385,000.00
   6423875050        527,588.10        673             660,000.00
   6424246699        399,655.60        692             540,000.00
   6425648976        346,122.98        767             435,000.00
   6429792341        368,232.29        736             410,000.00
   6429883363        575,583.10        753             720,000.00
   6432712070        495,213.38        777             620,000.00
   6434105695        303,985.29        710             440,000.00
   6434619760        354,729.87        728             810,000.00
   6435538688        299,765.97        784           1,050,000.00
   6436521840        373,715.41        750             467,500.00
   6438699578        306,466.62        748             357,000.00
   6441205223        324,746.46        748             590,000.00
   6441852495        349,759.13        660             525,000.00
   6443384190        979,290.70        752           1,400,000.00
   6444060575        379,710.85        781             475,000.00
   6444377946        394,400.00        785             550,000.00
   6447033231        539,568.17        718             775,000.00
   6447808558        361,135.00        670             382,000.00
   6448122751        337,000.00        671             379,000.00
   6449226437        434,643.43        752             625,000.00
   6452429951        347,748.12        690             435,000.00
   6452894741        324,746.46        743             427,500.00
   6454032670        994,315.24        632           1,735,000.00
   6454110906        444,170.12        649             556,000.00
   6454274736        359,704.91        741             800,000.00
   6454768729        331,747.37        776             425,000.00
   6455526001        286,076.65        749             400,000.00
   6456082459        649,492.93        751           1,025,000.00
   6461540418        384,707.05        765             690,000.00
   6462307684        409,180.54        739             950,000.00
   6464099735        315,753.49        673             395,000.00
   6464568283        396,590.99        771             500,000.00
   6466353163        519,573.67        659             650,000.00
   6466394688        349,733.67        685             465,000.00
   6469553348        399,672.11        718             575,000.00
   6469597121        329,742.56        809             479,000.00
   6469922113        849,353.22        686           1,350,000.00
   6470220119        349,726.96        743             675,000.00
   6473409438        552,000.00        750             690,000.00
   6473809553        343,738.24        739             430,000.00
   6475456163        375,734.62        805             470,000.00
   6482352991        751,441.90        788             940,000.00
   6483255656        319,138.19        711             355,000.00
   6483506108        402,419.87        779             504,000.00
   6484264434        428,000.00        789             700,000.00
   6484738213        356,004.83        731             375,000.00
   6485006909        471,631.79        766             627,000.00
   6485733528        587,506.00        780             784,000.00
   6486200030        399,672.11        698           1,100,000.00
   6487410786        439,639.33        771             860,000.00
   6488710325        365,498.28        736             385,000.00
   6489264033        387,732.98        687             520,000.00
   6490115729        420,663.33        706             800,000.00
   6490197701        375,676.27        727             475,000.00
   6493410283        294,975.37        761             369,000.00
   6494436980        649,480.20        633             880,638.00
   6495123397        648,451.33        779             835,000.00
   6496266021        356,022.05        708             465,000.00
   6497338035        417,657.36        767             525,000.00
   6497542586        428,639.58        720             865,000.00
   6497874393        649,467.20        796             915,000.00
   6498117602        486,120.48        746             695,000.00
   6498384665        310,985.83        750             400,000.00
   6501033192        324,770.61        786             520,000.00
   6503002518        539,568.17        740             800,000.00
   6503113463        337,749.15        722             508,000.00
   6504159796        508,000.00        780             635,000.00
   6504276673        555,233.14        786             720,000.00
   6504328722        310,479.25        765             500,000.00
   6506577805        449,648.95        745             800,000.00
   6507433099        632,901.59        804             812,000.00
   6507640586        448,000.00        764             590,000.00
   6512062198      1,000,000.00        785           3,180,000.00
   6513593332        424,642.95        718             570,000.00
   6516643548        539,599.24        757             675,000.00
   6519239021        410,127.76        772             513,500.00
   6519999194        319,682.57        780             400,000.00
   6520953446        500,358.15        792             626,000.00
   6522036000        371,250.00        809             500,000.00
   6522604468        979,216.30        736           2,100,000.00
   6522623559        329,615.33        777             440,000.00
   6522849915        659,485.13        756           1,200,000.00
   6523699541        849,336.92        669           1,350,000.00
   6524230312        455,200.00        757             570,000.00
   6525231749        393,976.79        768             493,000.00
   6526970857        339,741.28        772             425,000.00
   6527125121        399,695.62        761             530,000.00
   6527976762        419,672.35        740             715,000.00
   6533395700        389,724.74        770             690,000.00
   6535283490        380,000.00        724             547,000.00
   6539586757        359,205.23        741             740,000.00
   6541667041        583,200.00        682             730,000.00
   6541899149        384,721.34        744             555,000.00
   6543214453        649,393.01        708           1,250,000.00
   6544465815        284,593.87        644             356,000.00
   6545092766        351,745.23        774             440,000.00
   6550014218        399,672.11        733           1,697,500.00
   6550485038        394,691.86        722             504,000.00
   6551743625        549,549.16        716             715,000.00
   6557460844        431,662.99        732             540,000.00
   6560320936        337,722.94        745             625,000.00
   6561576536        327,744.13        782             440,000.00
   6562654753        288,801.10        716             305,000.00
   6562806106        354,729.87        754             465,000.00
   6563489779        339,721.30        721             630,000.00
   6565006068        307,741.23        746             405,000.00
   6567858300        418,647.98        790             900,000.00
   6572562871        619,551.25        733             775,000.00
   6573182190        571,531.13        764             721,600.00
   6574114879        310,557.54        766             393,000.00
   6574621915        349,720.11        709             650,000.00
   6576608332        409,472.29        724             630,000.00
   6576733932        399,672.11        770             700,000.00
   6579051365        521,172.45        733             654,000.00
   6581314793        334,732.10        805             605,000.00
   6581842660        440,664.43        744             636,000.00
   6582141807        359,726.06        733             460,000.00
   6582446438        484,431.10        724             610,000.00
   6582593213        396,674.57        677           1,025,000.00
   6585069203        335,664.15        680             450,000.00
   6585334334        374,700.11        754             550,000.00
   6586932581        437,000.00        729             948,000.00
   6591446494        576,228.13        780             728,000.00
   6593014852        413,600.00        729             520,000.00
   6593828442        354,723.06        756             840,000.00
   6594116359        496,000.00        765             740,000.00
   6594482926        387,282.28        781             495,000.00
   6595516540        382,600.00        721             520,000.00
   6595725273        638,725.62        791             800,000.00
   6596060571        295,801.38        731             370,000.00
   6597664900        299,777.35        741             375,000.00
   6597693719        539,578.74        649             930,000.00
   6599379127        719,465.65        776             900,000.00
   6603780161        399,703.14        776             640,000.00
   6608107998        320,730.31        789             430,000.00
   6608234362        392,884.20        768             505,000.00
   6609840605        299,765.97        797             380,000.00
   6609971343        435,642.61        779             545,000.00
   6610512920        424,651.63        784             800,000.00
   6610748482        638,713.62        779             799,000.00
   6610806124        283,783.90        705             355,000.00
   6610821644        390,894.82        712             491,500.00
   6611326726        649,453.92        784             990,000.00
   6611907327        800,000.00        763           2,000,000.00
   6612607983        649,517.60        738             830,000.00
   6613873683        447,650.52        705             560,000.00
   6615180434        449,648.95        774             950,000.00
   6615365167        443,500.00        748             657,000.00
   6615400576        661,483.57        733             840,000.00
   6615974612        369,711.36        715             530,000.00
   6616536048        598,509.00        731             749,000.00
   6617356099        419,380.64        617             760,000.00
   6617387870        314,728.79        686             640,000.00
   6618751223        399,695.62        759             500,000.00
   6619674077        299,697.41        790             375,000.00
   6621467973        476,627.89        694             800,000.00
   6623155972        320,755.74        757             414,000.00
   6623230957        290,195.03        752             363,000.00
   6624796279        600,000.00        668           1,005,000.00
   6627650093        380,929.69        710             560,000.00
   6630351002        649,480.20        711             948,000.00
   6630766480        815,379.09        773           1,360,000.00
   6631370662        309,758.17        730             410,000.00
   6633093619        344,937.32        702             431,500.00
   6633094963        379,703.56        726             475,000.00
   6634102831        283,778.44        786             355,000.00
   6636998756        419,680.41        696             600,000.00
   6639749057        378,104.81        711             473,000.00
   6643276246        469,633.35        775             587,500.00
   6643689224        649,517.60        770             816,000.00
   6643837021        399,695.62        750             500,000.00
   6644198555        466,027.02        781             583,000.00
   6646313095        386,666.79        736             525,000.00
   6647948774        459,622.93        725           1,200,000.00
   6648739917        343,738.24        714             430,000.00
   6648982897        449,631.13        716             850,000.00
   6649145866        349,705.95        711             539,000.00
   6649937643        379,710.85        783             790,000.00
   6651166677        649,492.93        762           1,092,000.00
   6651266741        510,820.61        764             640,000.00
   6651352095        374,735.33        739             720,000.00
   6652261782        474,620.14        748             600,000.00
   6654197448        555,576.92        799             695,000.00
   6658005514        349,733.67        683             439,000.00
   6662745923        559,917.87        675             701,000.00
   6663054903        424,668.46        773             650,000.00
   6664064026        591,560.65        713             740,000.00
   6665436249        334,738.66        801             495,000.00
   6665444755        367,243.08        767             850,000.00
   6667735937        399,672.11        703             700,000.00
   6671619911        411,670.52        712             515,000.00
   6673719990        451,638.54        794             568,000.00
   6673773856        539,155.03        722             785,000.00
   6679081288        334,732.10        785             505,000.00
   6681448723        356,892.71        751             625,000.00
   6681477169        487,619.30        739             610,000.00
   6682528424        374,721.69        651             445,000.00
   6683022518        449,648.95        788             756,000.00
   6683614504        434,669.00        800           1,110,000.00
   6685705490        619,504.19        789           1,120,000.00
   6685958495        643,509.97        726             810,000.00
   6686210714        374,714.65        825             595,000.00
   6690358392        399,687.96        656             593,000.00
   6692218214        369,696.71        785             875,000.00
   6692414870        349,752.97        790             700,000.00
   6693974377        580,000.00        791             726,000.00
   6697551817        375,706.68        624             470,000.00
   6698310403        333,307.18        764             425,000.00
   6698368062        505,595.36        802             900,000.00
   6701522168        308,740.39        782             389,000.00
   6701592153        456,652.26        730             670,000.00
   6703415064        439,681.53        669             775,000.00
   6705056452        366,527.78        614             497,000.00
   6705452123        430,000.00        768             621,000.00
   6706582837        314,354.58        722             450,000.00
   6707278963        509,889.87        642             638,000.00
   6707474000        462,039.28        689             600,000.00
   6708417586        362,737.26        690           1,225,000.00
   6710632453        319,750.36        807             415,000.00
   6710737104        999,239.07        728           3,300,000.00
   6710942985        347,714.74        758             435,000.00
   6711074309        331,820.99        759             370,000.00
   6712173373        337,722.94        708             560,000.00
   6712391538        329,742.56        700             449,000.00
   6712553590        413,970.91        681             551,000.00
   6712675419        488,599.17        704             765,000.00
   6713056874        503,653.15        641             630,000.00
   6714715965        390,000.00        721             590,000.00
   6717230616        311,651.41        652             395,000.00
   6717274663        311,774.18        696             390,000.00
   6718490011        999,159.88        707           2,200,000.00
   6718619601        421,820.68        803             528,000.00
   6719275494        349,106.46        789             440,000.00
   6720065124        339,721.30        744             550,000.00
   6724704561        629,483.59        764             910,000.00
   6725112673        374,707.46        737             500,000.00
   6728022721        625,012.04        757             900,000.00
   6728273365        527,598.23        646             660,000.00
   6728420487        311,244.66        750             513,000.00
   6730729255        372,817.89        656             485,000.00
   6732211302        399,695.62        805             520,000.00
   6733581455        399,655.60        753             615,000.00
   6734442822        314,772.00        756             600,000.00
   6734974188        649,517.60        760             950,000.00
   6735138015        409,684.27        775             520,000.00
   6735629393        390,694.98        699             675,000.00
   6737953064        999,180.30        774           1,260,000.00
   6739149034        367,712.92        715             680,000.00
   6741445677        420,479.80        753             532,000.00
   6743284512        399,663.95        751             577,000.00
   6747452552        310,751.29        769             411,000.00
   6748948384        324,740.10        749             500,000.00
   6750311026        588,317.36        650             736,000.00
   6751018661        339,504.10        784             378,000.00
   6753499174        321,754.98        667             361,000.00
   6755099675        324,752.70        771             410,000.00
   6755728026        329,329.83        791             415,000.00
   6756955495        379,710.85        741             522,000.00
   6756979057        403,707.59        671             675,000.00
   6758651639        405,675.33        753             750,000.00
   6760428364        344,237.86        734             590,000.00
   6761073540        331,741.00        666             422,000.00
   6761119020        569,566.28        782           3,985,000.00
   6762499629        649,552.67        781           1,300,000.00
   6763369037        402,644.44        773             505,000.00
   6764274400        720,408.99        785           1,400,000.00
   6765014771        539,557.36        805             675,000.00
   6766550930        488,000.00        750             610,000.00
   6768095934        500,000.00        782             640,000.00
   6769416626        403,692.59        725             505,000.00
   6770330618        367,213.31        729             477,000.00
   6770823356        319,731.15        750             400,000.00
   6771867907        674,318.92        636             850,000.00
   6773403123        429,696.50        742             860,000.00
   6776050384        335,737.88        728             420,000.00
   6778219045        320,867.59        643             357,000.00
   6778392115        579,558.66        770             725,000.00
   6780020720        306,728.62        748           1,000,000.00
   6780084874        388,189.32        797             695,000.00
   6780212095        407,665.56        709             543,000.00
   6780402506        351,711.46        746             440,000.00
   6780452253        339,062.00        684             480,000.00
   6782673344        586,400.00        728             800,000.00
   6784107275        344,750.30        633             513,000.00
   6785743193        335,000.00        694             480,000.00
   6786046869        619,479.12        744             950,000.00
   6788110127        495,622.58        697           1,500,000.00
   6788213657        649,492.93        765             950,000.00
   6789079750        743,433.87        747           1,075,000.00
   6789304729        315,765.48        734             495,000.00
   6789449003        334,925.00        754             500,000.00
   6790417262        307,765.64        740             388,000.00
   6790516303        429,664.56        753             682,000.00
   6790794801        311,756.60        647             392,000.00
   6793422541        454,127.44        771           1,200,000.00
   6793650273        359,704.91        754             485,000.00
   6796270293        324,546.62        754             450,000.00
   6796980479        389,688.12        800             715,000.00
   6797343719        319,756.50        766             475,000.00
   6801592962        348,680.94        735             436,500.00
   6804159538        572,030.72        742             735,000.00
   6805091896        371,695.07        753             505,000.00
   6805511265        404,668.02        764             540,000.00
   6805805717        589,516.38        765             850,000.00
   6808621244        409,680.15        741             587,000.00
   6809358762        518,794.97        745             649,000.00
   6809554733        937,231.13        708           1,650,000.00
   6809951509        928,000.00        726           1,450,000.00
   6810165842        467,220.70        718             660,000.00
   6812334636        367,227.26        768             490,000.00
   6812768437        454,670.68        793           1,700,000.00
   6813320048        399,672.11        775             570,000.00
   6814295694        429,304.35        746             560,000.00
   6816296724        322,728.63        756             407,000.00
   6817351221        550,780.57        760             693,000.00
   6818163518        474,638.56        688             750,000.00
   6822633654        335,744.33        692             420,000.00
   6823550782        387,719.18        712             485,000.00
   6824091109        384,507.20        741             481,000.00
   6824870312        343,731.64        754             430,000.00
   6826554104        339,741.28        685             575,000.00
   6829844205        363,716.04        765             455,000.00
   6830626625        408,688.78        800             519,000.00
   6833440479        315,765.48        759             398,000.00
   6833769448        458,641.94        638             675,000.00
   6834081892        367,683.15        775             588,000.00
   6834134865        459,632.14        773             610,000.00
   6835491231        579,536.18        775             800,000.00
   6835685469        324,250.00        769             406,000.00
   6838328299        433,170.14        713             605,000.00
   6839856553        305,355.61        669             400,000.00
   6842252790        375,000.00        836             500,000.00
   6842583897        499,628.92        791             680,000.00
   6842812288        650,000.00        800             950,000.00
   6843977437        649,480.20        724             945,000.00
   6847181689        436,800.00        686             550,000.00
   6847247894        369,718.46        788             490,000.00
   6848016249        352,503.60        759             441,000.00
   6848623531        650,000.00        758           1,000,000.00
   6849995888        356,000.00        737             445,000.00
   6850954402        599,531.94        761             918,000.00
   6853148655        438,407.73        796             592,000.00
   6857905217        579,558.66        772             725,000.00
   6858866780        309,764.11        757             415,000.00
   6860361093        956,189.00        737           1,550,000.00
   6861040555        359,726.06        762             454,000.00
   6864743361        394,721.21        720             535,000.00
   6864881765        329,761.16        779             510,000.00
   6865040676        414,659.82        688             750,000.00
   6865096462        599,495.92        723             750,000.00
   6865193780        402,669.66        720             682,000.00
   6866359711        649,517.60        745           1,868,000.00
   6866593756        395,183.72        766             565,000.00
   6867307784        331,741.00        779             415,000.00
   6869626421        368,712.14        636             420,000.00
   6870454573        455,621.61        757             569,950.00
   6871507825        507,593.75        701             975,000.00
   6872774606        399,703.14        746             550,000.00
   6873792748        533,551.37        775             835,000.00
   6874212373        375,706.68        779             470,000.00
   6874639419        314,735.36        684             725,000.00
   6877666849        291,760.64        788             365,000.00
   6881483991        443,636.05        759             555,000.00
   6882687541        579,500.63        787             725,000.00
   6884535003        419,688.29        781             852,875.00
   6884782167        409,342.31        754             519,000.00
   6885243672        305,761.29        772             396,000.00
   6886587473        355,715.31        775             445,000.00
   6889475767        359,719.16        709             400,000.00
   6890386920        369,718.46        654             600,000.00
   6892435527        319,744.10        659             400,000.00
   6893076411        399,710.49        745           1,100,000.00
   6893581220        424,651.63        684             651,000.00
   6893758083        349,733.67        705             545,000.00
   6895195748        429,664.56        680             685,000.00
   6895506548        439,656.75        758             550,000.00
   6896284954        351,807.71        682             470,000.00
   6899167735        394,691.86        738             645,000.00
   6899623281        443,653.63        740             560,000.00
   6902414140        634,304.79        755             800,000.00
   6904170500        303,000.00        778             510,000.00
   6904272520        649,492.93        694           1,000,000.00
   6905932965        447,614.28        640             605,000.00
   6909638998        383,722.07        746             480,000.00
   6911053319        295,791.08        747             480,000.00
   6912091292        314,741.79        785             850,000.00
   6914099350        565,879.72        649           1,200,000.00
   6917231117        434,677.16        684             590,000.00
   6922476269        466,820.28        768             600,000.00
   6922589541        350,000.00        751             535,000.00
   6922839573        307,066.17        766             385,000.00
   6923275207        376,955.70        731             503,000.00
   6926106789        351,732.15        702             650,000.00
   6926114221        415,667.33        664             520,000.00
   6928752820        380,724.24        777           1,000,000.00
   6931057936        403,684.83        762             515,000.00
   6931132234        429,656.14        712             560,000.00
   6932398776        351,500.00        647             450,000.00
   6936295200        371,987.22        718           1,400,000.00
   6936394987        332,540.38        781             438,000.00
   6936424107        649,467.20        789             845,000.00
   6936769667        649,480.20        735             965,000.00
   6936988671        397,697.15        721           1,200,000.00
   6938660682        394,691.86        685             535,000.00
   6939451461        543,598.27        780             679,990.00
   6941238849        570,565.51        741             740,000.00
   6944841953        519,594.35        675             710,000.00
   6945146956        349,726.96        739             535,000.00
   6945433958        417,681.93        765             532,000.00
   6949222803        585,143.17        727             735,500.00
   6952469903        299,754.09        762             585,000.00
   6952862503        465,145.79        685             590,000.00
   6955516833        499,609.94        675             730,000.00
   6955890949        351,200.00        797             440,000.00
   6958218692        384,692.12        769             590,000.00
   6958476621        328,200.07        697             365,000.00
   6959375442        390,000.00        727             645,000.00
   6959483899        292,341.85        752             315,000.00
   6959900595        413,692.75        764             550,000.00
   6967131605        374,700.11        757             470,000.00
   6968093549        354,716.10        683             570,000.00
   6968661386        613,607.91        683             770,500.00
   6969938312        649,453.92        674             950,000.00
   6971475139        397,174.17        745             530,000.00
   6972933383        398,711.21        734             532,000.00
   6974839703        364,735.82        756             475,000.00
   6975000529        394,207.22        747             601,950.00
   6975673283        320,000.00        739             605,000.00
   6975833077        436,000.00        716             545,000.00
   6980960436        368,000.00        751           1,000,000.00
   6981090696        310,944.90        712             389,000.00
   6981141317        393,677.03        674             665,000.00
   6983959500        470,833.24        775           1,800,000.00
   6984039781        356,700.07        780             600,000.00
   6985106225        499,590.15        691             825,000.00
   6985957254        318,328.58        738             400,000.00
   6986008404        356,000.00        749             455,000.00
   6989344160        385,691.32        763             560,000.00
   6990538347        406,082.96        731             508,000.00
   6992386125        371,195.48        730             531,000.00
   6992632080        580,000.00        720             855,000.00
   6993400842        419,680.41        782             480,000.00
   6993439527        386,100.00        742             429,000.00
   6997121741        309,752.10        759             690,000.00
   6998836297        531,584.99        776             780,000.00



Loan Count:                            1,606
Scheduled PB:         $       675,298,594.85
Interest Rate W/A:                     7.285
Unpaid PB W/A:                    420,484.80
Remaining Term W/A:                      358

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE


BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP II (15YR)
MORTGAGE SCHEDULE

       LOAN                    ZIP         PROPERTY                            LOAN                 DOC            ORIG      CURRENT
      NUMBER         STATE     CODE          TYPE          OCCUPANCY          PURPOSE               TYPE            LTV        LTV
      ------         -----     ----     -------------      ---------        -----------           -------          -----     -------
    0029217148        CA      90803     Single Family       Primary          Refinance            Reduced          52.43       52.12
    0029604220        TN      37221     Single Family       Primary          Refinance            Standard         79.87       79.63
    0029613064        NJ      07652     Single Family       Primary          Purchase             Standard         52.94       52.61
    0029625167        AL      35243     Single Family       Primary     Cash-out Refinance        Standard         73.05       72.58
    0029625183        TX      77479          PUD            Primary          Refinance            Standard         76.26       76.02
    0029653722        KY      40059     Single Family       Primary          Refinance            Standard         65.71       65.71
    0029658028        TX      75229     Single Family       Primary          Purchase             Standard         80.00       79.48
    0029659547        GA      30043     Single Family       Primary          Refinance            Standard         80.00       79.74
    0029659604        CO      81211     Single Family       Primary          Refinance            Standard         55.56       55.38
    0029671583        IL      60053     Single Family       Primary          Refinance            Standard         77.77       77.77
    0029676590        IN      47201     Single Family       Primary     Cash-out Refinance        Standard         62.01       61.62
    0029676632        MO      63130          PUD            Primary          Purchase             Standard         85.00       82.74
    0029676996        NC      27408     Single Family       Primary     Cash-out Refinance        Reduced          26.90       26.90
    0029681723        KY      40324     Single Family       Primary          Refinance            Standard         75.48       75.00
    0029692266        CA      90278      Condominimum       Primary          Purchase             Standard         80.00       79.48
    0029692944        OH      43054     Single Family       Primary          Refinance            Standard         25.00       25.00
    0029692993        AL      35223     Single Family       Primary          Refinance            Standard         71.65       71.42
    0029693488        VA      22124          PUD            Primary          Purchase             Standard         46.64       46.33
    0029701026        MO      64112          PUD            Primary          Refinance            Standard         43.89       43.75
    0029701141        AZ      85048          PUD            Primary          Purchase             Standard         46.78       46.48
    0029701174        NC      28645     Single Family       Primary          Purchase             Reduced          69.00       68.77
    0029702206        TX      76262          PUD            Primary          Refinance            Standard         66.66       66.45
    0029702461        TX      78733          PUD            Primary          Refinance            Standard         30.89       30.79
    0029702537        FL      34238          PUD            Primary          Purchase             Standard         75.00       74.13
    0029702560        OK      73116     Single Family       Primary          Purchase             Standard         80.00       80.00
    0029702636        TN      37069          PUD            Primary          Purchase             Standard         80.00       79.73
    0029704418        SC      29577     Single Family       Primary          Refinance            Reduced          72.00       71.78
    0029707270        KY      40059     Single Family       Primary          Purchase             Reduced          79.99       79.73
    0029707296        MO      63038     Single Family       Primary          Refinance            Reduced          63.20       63.20
    0029713856        CO      80026     Single Family       Primary     Cash-out Refinance        Standard         57.81       57.81
    0029718566        FL      32937          PUD            Primary          Purchase             Standard         79.99       79.99
    0029722980        AL      35216     Single Family       Primary     Cash-out Refinance        Standard         75.00       74.52
    0029725405        NC      28277          PUD            Primary          Purchase             Reduced          70.63       70.63
    0029726544        FL      32967          PUD           Secondary         Refinance            Reduced          62.40       62.40
    0029730926        OH      43221     Single Family       Primary          Purchase             Reduced          52.05       51.89
    0029731734        GA      30022          PUD            Primary          Refinance            Standard         43.47       43.47
    0029734134        CO      81621     Single Family       Primary          Refinance            Standard         58.18       57.98
    0029736204        TX      77479          PUD            Primary          Purchase             Standard         70.00       70.00
    0029740859        NC      28210          PUD            Primary          Refinance            Standard         34.48       34.48
    0029744125        TX      78258          PUD           Secondary         Purchase             Reduced          80.00       80.00
    0029753183        CA      95076     Single Family       Primary          Refinance            Standard         67.95       67.95
    0029753811        FL      33408          PUD            Primary          Refinance            Reduced          53.47       53.10
    0029753860        VA      23451     Single Family       Primary          Purchase             Standard         80.00       79.50
    0029759024        TN      38125     Single Family       Primary          Refinance            Standard         79.16       79.16
    0029763810        TX      77019          PUD            Primary          Refinance            Standard         60.36       59.97
    0029768546        OH      45243     Single Family       Primary          Refinance            Reduced          64.08       63.68
    0029768553        OH      45243     Single Family       Primary          Refinance            Reduced          69.70       69.27
    0029768645        MO      63038          PUD            Primary          Refinance            Standard         76.77       76.20
    0029768660        IL      60464     Single Family       Primary          Purchase             Standard         45.35       44.91
    0029768728        MO      63122     Single Family       Primary     Cash-out Refinance        Standard         57.28       56.98
    0029768744        MO      63122     Single Family       Primary          Refinance            Standard         72.02       71.30
    0029769130        IL      61071     Single Family       Primary     Cash-out Refinance        Reduced          79.80       79.29
    0029770617        MO      63131          PUD            Primary          Purchase             Standard         80.00       79.75
    0029770633        FL      33629     Single Family       Primary     Cash-out Refinance        Standard         61.11       60.91
    0029770666        IL      60526     Single Family       Primary          Purchase             Reduced          72.11       71.88
    0029770716        IL      60148          PUD            Primary          Refinance            Standard         69.08       68.86
    0029771144        CA      92270          PUD           Secondary         Refinance            Standard         69.36       69.14
    0029771342        OH      43054     Single Family       Primary          Refinance            Standard         73.71       73.02
    0029771987        IA      52246          PUD            Primary          Refinance            Reduced          63.10       62.70
    0029772118        IA      52003     Single Family       Primary          Refinance            Reduced          77.03       76.34
    0029772126        MO      65049          PUD            Primary          Refinance            Standard         74.74       73.45
    0029772167        IA      52328     Single Family       Primary          Purchase             Reduced          80.00       79.23
    0029772217        AZ      85258     Single Family       Primary     Cash-out Refinance        Reduced          42.47       42.21
    0029772274        MN      55439     Single Family       Primary     Cash-out Refinance        Standard         59.61       59.09
    0029772464        KS      66224     Single Family       Primary          Refinance            Standard         43.58       43.30
    0029772498        IL      62704     Single Family       Primary          Refinance            Reduced          72.98       72.42
    0029773884        WI      53018     Single Family       Primary          Refinance            Standard         77.82       77.31
    0029773892        WI      53217     Single Family       Primary          Refinance            Reduced          68.76       68.33
    0029774239        WI      54876     Single Family      Secondary         Refinance            Reduced          46.24       45.55
    0029774916        FL      33767     Single Family      Secondary         Refinance            Reduced          68.33       67.23
    0029777042        CA      91364     Single Family       Primary     Cash-out Refinance        Standard         59.42       59.23
    0029777083        CA      95603     Single Family       Primary     Cash-out Refinance        Standard         70.65       70.42
    0029777091        TN      37027          PUD            Primary     Cash-out Refinance        Standard         75.00       74.50
    0029777125        MA      02339     Single Family       Primary     Cash-out Refinance        Standard         75.00       74.52
    0029777174        NY      11791     Single Family       Primary          Purchase             Standard         50.50       50.17
    0029777489        VA      23024     Single Family       Primary     Cash-out Refinance        Reduced          74.71       74.00
    0029777752        FL      33325     Single Family       Primary          Refinance            Standard         57.03       56.63
    0029778693        MA      01450     Single Family       Primary     Cash-out Refinance        Reduced          62.79       62.60
    0029778768        VA      22101          PUD            Primary          Purchase             Standard         78.91       78.40
    0029778792        NY      11046     Single Family       Primary          Purchase             Standard         75.00       74.52
    0029778826        FL      32256          PUD            Primary          Purchase             Standard         79.99       79.49
    0029779154        CA      94550     Single Family       Primary          Purchase             Standard         79.99       79.74
    0029779212        CA      92657          PUD            Primary          Purchase             Standard         37.03       36.92
    0029779477        MA      02118       Two Family        Primary     Cash-out Refinance        Standard         46.91       46.44
    0029779485        CA      95630          PUD            Primary          Purchase             Standard         79.99       79.99
    0029779493        IL      60611    High-Rise Condo      Primary          Refinance            Reduced          63.85       63.45
    0029779626        CA      95124     Single Family       Primary     Cash-out Refinance        Standard         70.62       69.93
    0029779766        CA      92782          PUD            Primary          Refinance            Standard         53.94       53.41
    0029779774        UT      84092     Single Family       Primary          Refinance            Standard         53.07       52.22
    0029779790        VA      20180     Single Family      Secondary         Purchase             Reduced          79.89       79.42
    0029779832        IL      60521          PUD            Primary          Refinance            Standard         47.40       47.10
    0029779873        IL      60056     Single Family       Primary          Refinance            Standard         73.77       73.30
    0029780327        NJ      08852     Single Family       Primary          Purchase             Standard         70.29       69.62
    0029780350        VA      22032          PUD            Primary          Purchase             Standard         80.00       79.23
    0099031585        VA      23113     Single Family       Primary          Refinance            Standard         73.85       73.37
    0099039364        VA      22181          PUD            Primary     Cash-out Refinance        Standard         64.10       63.67
    0099044273        VA      22310     Single Family       Primary     Cash-out Refinance        Standard         74.87       74.87
    0099044927        MD      20852     Single Family       Primary     Cash-out Refinance        Standard         75.00       74.75
    0099048712        NC      27312          PUD            Primary          Refinance            Reduced          84.57       84.30
    0099050502        DC      20016     Single Family       Primary          Refinance            Reduced          57.81       57.62
    0099053399        PA      19063     Single Family       Primary          Refinance            Standard         55.38       55.38
    0099054918        CA      92064     Single Family       Primary     Cash-out Refinance        Standard         54.86       54.69
    0099055147        CA      95014          PUD            Primary     Cash-out Refinance        Standard         34.50       34.50
    0099056145        CA      95129     Single Family       Primary     Cash-out Refinance        Standard         40.52       40.38
    0099056186        CT      06878     Single Family       Primary          Refinance            Standard         46.52       46.52
    0099056764        DC      20015     Single Family       Primary     Cash-out Refinance        Standard         60.59       60.40
    0099057275        CA      94901     Single Family       Primary     Cash-out Refinance        Standard         68.75       68.75
    0099057374        CA      95035     Single Family       Primary     Cash-out Refinance        Standard         72.00       71.77
    0099057655        TN      38120     Single Family       Primary          Purchase             Standard         80.00       79.74
    0099057663        CA      91326          PUD            Primary          Purchase             Standard         79.99       79.57
    0099057671        CA      94583     Single Family       Primary     Cash-out Refinance        Standard         66.66       66.45
    0099058950        VA      20176          PUD            Primary          Purchase             Reduced          69.88       69.65
    0099060055        CA      95476     Single Family       Primary     Cash-out Refinance        Standard         68.86       68.86
    0099060113        WA      98075     Single Family       Primary     Cash-out Refinance        Standard         56.96       56.57
    0099060121        CA      94070     Single Family       Primary     Cash-out Refinance        Standard         30.54       30.38
    0099060394        CA      95125     Single Family      Investor          Refinance            Standard         69.89       69.89
    0099060584        CA      95136     Single Family       Primary     Cash-out Refinance        Standard         46.15       46.15
    0099060592        CA      91361          PUD            Primary     Cash-out Refinance        Standard         64.70       64.50
    0099060899        VA      22903          PUD            Primary          Refinance            Standard         80.00       80.00
    0099063141        CA      94591     Single Family       Primary          Purchase             Reduced          79.89       79.60
    0099066136        CA      94596     Single Family       Primary          Refinance            Standard         56.41       56.05
    0099066391        IL      60068     Single Family       Primary          Refinance            Standard         51.36       51.20
    0099066607        OR      97504     Single Family       Primary          Refinance            Standard         80.00       80.00
    0099067050        CA      92629     Single Family       Primary     Cash-out Refinance        Reduced          52.66       52.49
    0099067308        CA      91709          PUD            Primary     Cash-out Refinance        Standard         45.34       45.18
    0099067423        NC      28790     Single Family       Primary     Cash-out Refinance        Standard         61.64       61.64
    0099067829        AZ      85086          PUD            Primary          Purchase             Standard         63.78       63.78
    0099072498        NC      27612          PUD            Primary          Refinance            Standard         69.80       69.80
    0099089971        MD      21012          PUD            Primary          Refinance            Standard         74.41       74.41
    0099104168        TX      77005     Single Family       Primary          Refinance            Standard         67.61       67.61
    0099111387        WA      98107     Single Family       Primary          Refinance            Standard         42.95       42.95
    6000395357        KS      67230          PUD            Primary          Purchase             Standard         80.00       80.00
    6011555155        CA      91301     Single Family       Primary     Cash-out Refinance         Rapid           80.00       80.00
    6022213448        FL      33134     Single Family       Primary          Purchase             Standard         72.46       72.46
    6025827079        NV      89509     Single Family       Primary          Refinance             Rapid           78.81       78.81
    6032927649        CA      95138     Single Family       Primary     Cash-out Refinance        Standard         63.18       63.18
    6038161557        CA      94901     Single Family       Primary          Refinance            Standard         57.28       57.28
    6050795951        CA      92649     Single Family       Primary          Purchase             Standard         80.00       80.00
    6053547698        NV      89511     Single Family      Secondary         Purchase              Rapid           75.00       75.00
    6056255315        HI      96821     Single Family       Primary          Refinance             Rapid           56.32       56.32
    6056368308        CA      95127     Single Family       Primary     Cash-out Refinance        Standard         55.32       55.32
    6070515942        NC      27932     Single Family       Primary          Refinance            Standard         66.04       66.04
    6077255963        CA      95046     Single Family       Primary     Cash-out Refinance        Standard         33.79       33.79
    6092356093        TN      37027     Single Family       Primary          Purchase              Rapid           58.06       58.06
    6092883294        CA      91007     Single Family       Primary     Cash-out Refinance        Standard         66.66       66.66
    6106052472        DC      20007     Single Family       Primary     Cash-out Refinance        Standard         67.32       67.32
    6106265629        VA      22039          PUD            Primary     Cash-out Refinance         Rapid           69.35       69.35
    6118426474        CA      93626     Single Family       Primary          Refinance            Standard         62.06       62.06
    6119884614        CA      94941     Single Family       Primary     Cash-out Refinance         Rapid           51.28       51.28
    6124925287        CA      95403          PUD            Primary          Refinance            Standard         54.54       54.54
    6127755319        CA      90275     Single Family       Primary          Refinance             Rapid           56.60       56.60
    6130783985        CA      95648     Single Family       Primary          Refinance             Rapid           51.57       51.57
    6165810257        CA      92054      Condominimum      Secondary         Refinance             Rapid           74.41       74.41
    6171975284        TX      75093          PUD            Primary          Refinance            Standard         84.42       84.42
    6174696150        FL      33626          PUD            Primary          Purchase              Rapid           79.17       79.17
    6179073793        CA      95404     Single Family       Primary     Cash-out Refinance         Rapid           56.42       56.42
    6181957033        AZ      85259          PUD            Primary          Refinance         All Ready Home      72.91       72.91
    6182169505        CA      94030     Single Family       Primary     Cash-out Refinance         Rapid           50.33       50.33
    6183908281        CA      95033     Single Family       Primary     Cash-out Refinance        Standard         69.85       69.85
    6190623063        VA      24590     Single Family       Primary     Cash-out Refinance         Rapid           59.64       59.64
    6195475972        VA      23452     Single Family       Primary          Refinance            Standard         71.58       71.58
    6206005461        CA      95136     Single Family       Primary          Refinance            Standard         61.46       61.46
    6207991685        CA      94112     Single Family       Primary     Cash-out Refinance         Rapid           80.00       80.00
    6210817638        CA      92649          PUD            Primary          Refinance             Rapid           28.09       28.09
    6215258150        TX      77006     Single Family       Primary          Purchase              Rapid           80.00       80.00
    6218479167        CA      94611     Single Family       Primary          Refinance             Rapid           78.78       78.78
    6225714168        SC      29449          PUD            Primary          Refinance             Rapid           43.14       43.14
    6239778555        AZ      86305     Single Family       Primary     Cash-out Refinance         Rapid           58.03       58.03
    6244010564        CA      90272      Condominimum       Primary          Refinance         All Ready Home      65.38       65.38
    6245597288        CA      94526     Single Family       Primary     Cash-out Refinance        Standard         62.06       62.06
    6249775807        CA      95060     Single Family       Primary          Refinance             Rapid           56.50       56.50
    6251203961        CA      92663     Single Family      Secondary         Refinance            Standard         62.73       62.73
    6259284047        VA      22182          PUD            Primary          Purchase              Rapid           80.00       80.00
    6261280454        CA      95120     Single Family       Primary     Cash-out Refinance         Rapid           19.69       19.69
    6270896175        NV      89052     Single Family       Primary          Purchase             Standard         80.00       79.55
    6272492635        AZ      85253     Single Family       Primary          Purchase             Standard         56.11       56.11
    6290280046        TX      78412          PUD            Primary          Refinance            Standard         85.33       85.33
    6302447054        CA      92128          PUD            Primary     Cash-out Refinance         Rapid           75.00       75.00
    6310744906        TX      75077          PUD            Primary          Purchase              Rapid           80.00       80.00
    6319875669        SC      29451     Single Family      Secondary         Purchase             Standard         77.77       77.77
    6326565063        CA      92657     Single Family       Primary          Refinance         All Ready Home      43.59       43.59
    6331802014        GA      30305    High-Rise Condo      Primary          Purchase             Standard         62.01       62.01
    6332616041        CA      92679          PUD            Primary          Refinance            Standard         51.94       51.94
    6338030114        TX      76240          PUD           Secondary         Purchase              Rapid           80.00       80.00
    6353938753        AZ      85253          PUD            Primary     Cash-out Refinance        Standard         64.99       64.99
    6354209113        OH      45039     Single Family       Primary          Refinance             Rapid           54.19       54.19
    6372736063        NJ      07059     Single Family       Primary          Purchase              Rapid           71.89       71.89
    6375119317        MA      01721     Single Family       Primary          Purchase              Rapid           79.99       79.99
    6376082688        CA      94028     Single Family       Primary          Refinance             Rapid           25.94       25.94
    6385801847        IL      61525          PUD            Primary          Refinance             Rapid           53.52       53.52
    6388298843        CA      92679     Single Family       Primary          Refinance            Standard         55.92       55.92
    6389598159        FL      33064     Single Family       Primary     Cash-out Refinance        Standard         59.52       59.52
    6398597770        CA      94306     Single Family       Primary          Refinance             Rapid           23.21       23.21
    6405868271        FL      33556     Single Family       Primary          Refinance            Standard         59.16       59.16
    6416337514        CA      93010     Single Family       Primary          Refinance            Standard         70.95       70.95
    6427138091        CA      90077     Single Family       Primary     Cash-out Refinance        Standard         65.88       65.88
    6445418897        CA      95746          PUD            Primary          Refinance            Standard         59.04       59.04
    6445424218        GA      30342     Single Family       Primary          Refinance            Standard         52.81       52.81
    6447151975        CA      94014     Single Family       Primary          Refinance             Rapid           72.63       72.63
    6450490583        GA      30306     Single Family       Primary     Cash-out Refinance        Standard         56.62       56.62
    6458323703        GA      31410          PUD            Primary     Cash-out Refinance        Standard         75.00       75.00
    6461621184        NV      89052          PUD            Primary     Cash-out Refinance        Standard         77.92       77.92
    6466748677        CA      93953     Single Family       Primary          Refinance            Standard         9.52        9.52
    6467727415        CA      95111     Single Family       Primary          Refinance             Rapid           72.66       72.66
    6470749570        CA      94605     Single Family       Primary     Cash-out Refinance        Standard         64.33       64.33
    6488560423        TN      37215          PUD            Primary          Purchase              Rapid           48.57       48.57
    6497417425        CA      90292       Two Family       Investor          Refinance            Standard         50.58       50.58
    6507118252        TN      37027     Single Family       Primary          Refinance            Standard         54.96       54.96
    6519244955        CA      90077     Single Family       Primary          Refinance         All Ready Home      11.30       11.30
    6523554506        AZ      85022     Single Family       Primary          Refinance             Rapid           76.83       76.83
    6529338474        CA      91214     Single Family       Primary          Purchase              Rapid           80.00       80.00
    6532037873        MN      55446     Single Family       Primary          Refinance            Standard         80.00       80.00
    6532684013        CA      92675     Single Family       Primary          Refinance            Standard         68.00       68.00
    6541791403        CA      94070     Single Family       Primary     Cash-out Refinance        Standard         70.00       70.00
    6542499022        VA      22039          PUD            Primary          Refinance            Standard         59.82       59.64
    6542946683        TN      37220     Single Family       Primary          Purchase           Timesaver-1        70.42       70.19
    6548441812        CA      95020     Single Family      Secondary         Refinance            Standard         72.18       72.18
    6553037810        FL      33706     Single Family       Primary          Refinance             Rapid           78.55       78.55
    6554074754        CA      95032     Single Family       Primary          Refinance             Rapid           39.78       39.78
    6558854425        NC      28736     Single Family       Primary          Refinance             Rapid           29.54       29.54
    6561933786        WI      53092     Single Family       Primary          Purchase              Rapid           78.24       78.24
    6566637564        CA      92014     Single Family       Primary     Cash-out Refinance        Standard         51.35       51.35
    6573248769        FL      33611     Single Family       Primary     Cash-out Refinance        Standard         65.51       65.51
    6576810300        FL      33467          PUD            Primary          Purchase             Reduced          80.00       80.00
    6577752816        CA      94127          PUD            Primary          Refinance             Rapid           37.00       37.00
    6578654342        NY      11219     Single Family       Primary     Cash-out Refinance        Standard         66.66       66.66
    6594062157        MD      21771          PUD            Primary          Refinance            Standard         76.41       76.41
    6597749065        CA      91748     Single Family       Primary          Purchase              Rapid           65.81       65.81
    6599970529        CA      90265      Condominimum       Primary          Refinance             Rapid           71.00       70.78
    6604382322        CA      94062     Single Family       Primary          Refinance             Rapid           43.16       43.16
    6607897169        CA      92835     Single Family       Primary          Refinance             Rapid           73.67       73.67
    6624003585        CA      92679          PUD            Primary          Refinance             Rapid           79.25       79.25
    6626179813        SC      29401     Single Family       Primary          Purchase             Standard         70.00       70.00
    6632436850        CA      94303          PUD            Primary     Cash-out Refinance         Rapid           54.28       54.28
    6646055811        TX      78730     Single Family       Primary          Purchase              Rapid           57.19       57.19
    6648029749        AZ      85262          PUD           Secondary         Refinance            Standard         60.00       60.00
    6650198366        CA      92260     Single Family       Primary     Cash-out Refinance        Standard         63.63       63.63
    6651731520        CA      95212     Single Family       Primary          Refinance            Standard         75.78       75.78
    6652032746        SC      29941          PUD            Primary          Purchase             Standard         75.00       75.00
    6674292781        CA      91001     Single Family       Primary          Refinance             Rapid           62.33       62.33
    6676237644        VA      22124     Single Family       Primary     Cash-out Refinance        Standard         51.25       51.25
    6676676338        NV      89451     Single Family      Secondary         Refinance             Rapid           69.70       69.70
    6680371264        NC      28723     Single Family      Secondary         Refinance            Standard         61.03       61.03
    6680493043        MD      21044     Single Family       Primary          Refinance             Rapid           86.48       86.48
    6684751420        CA      90245     Single Family       Primary     Cash-out Refinance        Standard         70.00       70.00
    6693607753        CA      91016     Single Family       Primary          Purchase             Standard         80.00       80.00
    6696591707        TX      77059          PUD            Primary          Purchase             Standard         79.98       79.74
    6703111424        OR      97119     Single Family       Primary          Refinance            Standard         79.74       79.74
    6704293064        CA      94015     Single Family       Primary          Refinance            Standard         67.95       67.74
    6708809147        CA      94941     Single Family       Primary     Cash-out Refinance        Standard         46.03       46.03
    6711098555        MD      20854     Single Family       Primary          Refinance             Rapid           78.36       78.36
    6721748298        CA      92677          PUD            Primary          Refinance            Standard         51.13       51.13
    6727840404        CA      93940     Single Family       Primary          Purchase             Standard         76.47       76.47
    6733080631        CA      95128     Single Family       Primary     Cash-out Refinance        Standard         62.80       62.80
    6737856747        CA      91006     Single Family       Primary          Refinance             Rapid           71.53       71.53
    6740716177        CT      06379     Single Family       Primary          Refinance             Rapid           75.58       75.58
    6741339367        CA      95131      Condominimum       Primary          Refinance             Rapid           77.83       77.83
    6746127601        FL      33156     Single Family       Primary          Refinance            Standard         67.43       67.43
    6753002085        CO      80634     Single Family       Primary          Purchase             Reduced          79.80       79.80
    6757806754        CA      91775     Single Family       Primary          Purchase              Rapid           80.00       80.00
    6768279959        CA      92886     Single Family       Primary          Refinance         All Ready Home      60.92       60.92
    6777862605        TX      75070          PUD            Primary          Purchase             Standard         80.00       80.00
    6788673322        CA      95370     Single Family       Primary          Refinance             Rapid           64.52       64.52
    6790668039        VA      23233          PUD            Primary          Purchase              Rapid           80.00       80.00
    6803075321        FL      33328          PUD            Primary          Refinance            Standard         78.68       78.68
    6805879803        CA      95014     Single Family       Primary          Refinance             Rapid           35.89       35.89
    6809364828        CA      95020     Single Family      Investor     Cash-out Refinance        Standard         57.37       57.37
    6822003221        CA      90405     Single Family       Primary          Refinance            Standard         41.89       41.89
    6824314485        CA      94549     Single Family       Primary     Cash-out Refinance        Standard         63.88       63.88
    6840076845        CA      90064     Single Family       Primary          Refinance             Rapid           44.44       44.44
    6848323769        CA      90803          PUD            Primary          Refinance            Standard         53.58       53.58
    6871950165        NY      11507     Single Family       Primary          Purchase             Standard         75.00       75.00
    6872803637        FL      33154     Single Family       Primary          Refinance            Standard         46.15       46.15
    6876058840        NV      89012          PUD            Primary          Refinance             Rapid           70.58       70.58
    6881090390        CA      93923     Single Family       Primary     Cash-out Refinance        Standard         37.60       37.60
    6898086472        IN      47906     Single Family       Primary          Purchase              Rapid           80.00       80.00
    6904163497        CA      94122       Two Family        Primary          Refinance            Standard         65.21       65.21
    6921766777        CA      94506          PUD            Primary     Cash-out Refinance         Rapid           48.00       48.00
    6927188091        FL      33037          PUD            Primary          Refinance             Rapid           44.00       44.00
    6943737962        CA      94549     Single Family       Primary          Refinance            Standard         35.45       35.45
    6953748123        CA      92708     Single Family       Primary          Refinance            Standard         79.12       79.12
    6967092849        CA      92675          PUD            Primary          Refinance             Rapid           58.22       58.22
    6969716320        FL      34990          PUD           Secondary         Purchase              Rapid           64.65       64.65
    6982902964        CA      90049     Single Family       Primary          Refinance             Rapid           41.62       41.62
    6984782307        MD      21042     Single Family       Primary          Refinance             Rapid           63.00       63.00
    6986184734        CA      92675     Single Family       Primary          Refinance         All Ready Home      37.56       37.56
    6987859797        CA      94583     Single Family       Primary          Refinance             Rapid           49.34       49.34
    6992214574        CA      92677          PUD            Primary     Cash-out Refinance         Rapid           49.33       49.33





BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP II (15YR)
MORTGAGE SCHEDULE

(continued)


     LOAN           ORIGINAL      1ST PAYMENT    MATURITY    ORIG    INTEREST     MONTHLY      PAYMENT     REMAINING
    NUMBER             PB            DATE          DATE      TERM      RATE         P&I       DUE DATE        TERM
    ------          ---------     -----------    --------    ----    --------     -------    ---------     -------
  0029217148         485,000       20010601      20160501     180     7.750         4,565.19     20010801      177
  0029604220         331,500       20010701      20160601     180     7.375         3,049.55     20010801      178
  0029613064         450,000       20010601      20160501     180     7.125         4,076.25     20010901      177
  0029625167         347,000       20010601      20160501     180     6.750         3,070.64     20010901      177
  0029625183         572,000       20010801      20160701     180     6.875         5,101.41     20010901      179
  0029653722         552,000       20010801      20160701     180     7.000         4,961.53     20010801      179
  0029658028         448,000       20010701      20160601     180     6.875         3,995.51     20010901      178
  0029659547         588,000       20010701      20160601     180     6.875         5,244.11     20010801      178
  0029659604         299,500       20010701      20160601     180     6.875         2,671.10     20010801      178
  0029671583         420,000       20010801      20160701     180     7.125         3,804.49     20010801      179
  0029676590         400,000       20010701      20160601     180     7.125         3,623.33     20010901      178
  0029676632         272,000       20010201      20160101     180     7.875         2,579.78     20010901      173
  0029676996         370,000       20010801      20160701     180     6.750         3,274.17     20010801      179
  0029681723         456,700       20010701      20160601     180     6.875         4,073.10     20010901      178
  0029692266         408,000       20010701      20160601     180     6.875         3,638.77     20010901      178
  0029692944       1,000,000       20010801      20160701     180     6.875         8,918.54     20010801      179
  0029692993         325,300       20010701      20160601     180     6.875         2,901.21     20010801      178
  0029693488         400,000       20010701      20160601     180     6.500         3,484.43     20010901      178
  0029701026         746,200       20010801      20160701     180     7.000         6,707.06     20010901      179
  0029701141         350,000       20010701      20160601     180     6.750         3,097.19     20010901      178
  0029701174         311,900       20010701      20160601     180     6.625         2,738.47     20010801      178
  0029702206         500,000       20010801      20160701     180     6.875         4,459.27     20010901      179
  0029702461         363,000       20010801      20160701     180     7.000         3,262.75     20010901      179
  0029702537         480,000       20010801      20160701     180     7.000         4,314.38     20011001      179
  0029702560         457,600       20010801      20160701     180     6.625         4,017.70     20010801      179
  0029702636         300,000       20010701      20160601     180     6.625         2,633.98     20010801      178
  0029704418         450,000       20010801      20160701     180     7.375         4,139.66     20010901      179
  0029707270         339,300       20010701      20160601     180     6.875         3,026.06     20010801      178
  0029707296         395,000       20010801      20160701     180     7.125         3,578.04     20010801      179
  0029713856         370,000       20010801      20160701     180     7.250         3,377.59     20010901      179
  0029718566         439,900       20010801      20160701     180     6.875         3,923.27     20010801      179
  0029722980         393,750       20010601      20160501     180     7.000         3,539.14     20010901      177
  0029725405         310,000       20010801      20160701     180     6.750         2,743.22     20010801      179
  0029726544         390,000       20010801      20160701     180     7.125         3,532.75     20010801      179
  0029730926         330,000       20010801      20160701     180     7.375         3,035.75     20010901      179
  0029731734       1,000,000       20010801      20160701     180     7.000         8,988.29     20010801      179
  0029734134         640,000       20010701      20160601     180     7.250         5,842.33     20010801      178
  0029736204         355,600       20010801      20160701     180     6.875         3,171.43     20010801      179
  0029740859         400,000       20010901      20160801     180     7.000         3,595.32     20010901      180
  0029744125         424,000       20010801      20160701     180     7.000         3,811.03     20010801      179
  0029753183         282,000       20010801      20160701     180     7.000         2,534.70     20010901      179
  0029753811         385,000       20010601      20160501     180     6.625         3,380.28     20010801      177
  0029753860         380,000       20010601      20160501     180     7.250         3,468.88     20010801      177
  0029759024         475,000       20010901      20160801     180     7.125         4,302.70     20010901      180
  0029763810         724,350       20010701      20160601     180     6.875         6,460.15     20010901      178
  0029768546         797,900       20010601      20160501     180     7.125         7,227.63     20010901      177
  0029768553         718,000       20010601      20160501     180     7.125         6,503.87     20010901      177
  0029768645         453,000       20010601      20160501     180     7.000         4,071.69     20010801      177
  0029768660         415,000       20010501      20160401     180     6.875         3,701.20     20010801      176
  0029768728         358,000       20010701      20160601     180     7.250         3,268.05     20010801      178
  0029768744         309,700       20010601      20160501     180     7.000         2,783.67     20010901      177
  0029769130         320,000       20010601      20160501     180     6.875         2,853.93     20010801      177
  0029770617         400,000       20010701      20160601     180     7.125         3,623.32     20010801      178
  0029770633         550,000       20010701      20160601     180     7.000         4,943.56     20010801      178
  0029770666         300,000       20010701      20160601     180     7.000         2,696.48     20010801      178
  0029770716         300,500       20010701      20160601     180     7.000         2,700.98     20010801      178
  0029771144         600,000       20010701      20160601     180     6.750         5,309.46     20010801      178
  0029771342         516,000       20010601      20160501     180     7.125         4,674.09     20010901      177
  0029771987         498,500       20010601      20160501     180     7.000         4,480.66     20010901      177
  0029772118         373,625       20010601      20160501     180     6.875         3,332.19     20010801      177
  0029772126         669,000       20010601      20110501     120     7.125         7,810.83     20010901      117
  0029772167         380,000       20010601      20160501     180     6.950         3,404.94     20010901      177
  0029772217         339,800       20010701      20160601     180     7.250         3,101.91     20010901      178
  0029772274         375,000       20010701      20160601     180     7.500         3,476.30     20010901      178
  0029772464         397,050       20010601      20160501     180     6.875         3,541.11     20010801      177
  0029772498         620,000       20010601      20160501     180     7.000         5,572.74     20010901      177
  0029773884         386,000       20010601      20160501     180     7.125         3,496.51     20010801      177
  0029773892         376,500       20010601      20160501     180     7.000         3,384.09     20010801      177
  0029774239         578,000       20010601      20160501     180     7.250         5,276.35     20010801      177
  0029774916         451,000       20010601      20160501     180     6.950         4,041.12     20010901      177
  0029777042         362,500       20010701      20160601     180     6.875         3,232.97     20010801      178
  0029777083         325,000       20010701      20160601     180     7.000         2,921.19     20010801      178
  0029777091         360,000       20010701      20160601     180     6.625         3,160.78     20010901      178
  0029777125         300,000       20010601      20160501     180     6.875         2,675.56     20010801      177
  0029777174         499,950       20010701      20160601     180     6.875         4,458.83     20010901      178
  0029777489         325,000       20010601      20160501     180     7.000         2,921.19     20010901      177
  0029777752         359,300       20010701      20160601     180     6.875         3,204.44     20010901      178
  0029778693         346,000       20010701      20160601     180     7.250         3,158.51     20010801      178
  0029778768         650,000       20010701      20160601     180     6.750         5,751.91     20010901      178
  0029778792         483,750       20010601      20160501     180     7.000         4,348.08     20010801      177
  0029778826         407,350       20010601      20160501     180     7.000         3,661.38     20010901      177
  0029779154         598,300       20010801      20160701     180     7.000         5,377.69     20010901      179
  0029779212         350,000       20010701      20160601     180     7.125         3,170.41     20010801      178
  0029779477         635,700       20010601      20160501     180     6.500         5,537.63     20010901      177
  0029779485         383,750       20010801      20160701     180     7.250         3,503.12     20010901      179
  0029779493         447,000       20010701      20160601     180     7.000         4,017.76     20010901      178
  0029779626         500,000       20010601      20160501     180     6.750         4,424.55     20010901      177
  0029779766         463,900       20010601      20160501     180     6.750         4,105.10     20010901      177
  0029779774         345,000       20010501      20160401     180     6.875         3,076.90     20010901      176
  0029779790         318,000       20010701      20160601     180     7.625         2,970.53     20010901      178
  0029779832         640,000       20010701      20160601     180     6.875         5,707.87     20010901      178
  0029779873         332,000       20010701      20160601     180     6.875         2,960.96     20010901      178
  0029780327         355,000       20010601      20160501     180     6.875         3,166.09     20010901      177
  0029780350         349,632       20010601      20160501     180     6.875         3,118.21     20010901      177
  0099031585         498,500       20010601      20160501     180     6.875         4,445.89     20010801      177
  0099039364         375,000       20010601      20160501     180     6.500         3,266.65     20010901      177
  0099044273         295,000       20010801      20160701     180     6.875         2,630.97     20010801      179
  0099044927         333,750       20010701      20160601     180     6.750         2,953.39     20010801      178
  0099048712         351,000       20010701      20160601     180     6.875         3,130.41     20010801      178
  0099050502         621,500       20010701      20160601     180     6.875         5,542.87     20010801      178
  0099053399         360,000       20010801      20160701     180     6.875         3,210.68     20010901      179
  0099054918         310,000       20010701      20160601     180     6.875         2,764.75     20010801      178
  0099055147         345,000       20010801      20160701     180     6.875         3,076.90     20010801      179
  0099056145         310,000       20010701      20160601     180     6.500         2,700.43     20010801      178
  0099056186         442,000       20010801      20160701     180     6.875         3,942.00     20010901      179
  0099056764         506,000       20010701      20160601     180     6.875         4,512.78     20010801      178
  0099057275         550,000       20010801      20160701     180     7.000         4,943.56     20010801      179
  0099057374         360,000       20010701      20160601     180     6.875         3,210.68     20010801      178
  0099057655         544,000       20010701      20160601     180     6.875         4,851.69     20010801      178
  0099057663         468,200       20010801      20160701     180     6.875         4,175.66     20010901      179
  0099057671         360,000       20010701      20160601     180     6.875         3,210.68     20010801      178
  0099058950         500,000       20010701      20160601     180     6.750         4,424.55     20010801      178
  0099060055         365,000       20010801      20160701     180     6.875         3,255.27     20010801      179
  0099060113         360,000       20010701      20160601     180     6.250         3,086.72     20010901      178
  0099060121         297,842       20010701      20160601     180     6.625         2,615.03     20010801      178
  0099060394         339,000       20010801      20160701     180     7.125         3,070.77     20010801      179
  0099060584         300,000       20010801      20160701     180     6.750         2,654.73     20010901      179
  0099060592         550,000       20010701      20160601     180     7.000         4,943.56     20010801      178
  0099060899         486,400       20010801      20160701     180     6.750         4,304.20     20010801      179
  0099063141         294,400       20010701      20160601     180     6.500         2,564.54     20010801      178
  0099066136         479,500       20010701      20160601     180     6.875         4,276.44     20010901      178
  0099066391         375,000       20010801      20160701     180     6.750         3,318.41     20010901      179
  0099066607         296,000       20010801      20160701     180     7.375         2,722.97     20010801      179
  0099067050         289,662       20010701      20160601     180     6.875         2,583.36     20010801      178
  0099067308         375,000       20010801      20160701     180     6.750         3,318.41     20010901      179
  0099067423         450,000       20010801      20160701     180     6.875         4,013.34     20010801      179
  0099067829         340,270       20010801      20160701     180     7.125         3,082.28     20010801      179
  0099072498         349,000       20010801      20160701     180     6.875         3,112.57     20010801      179
  0099089971         285,000       20010801      20160701     180     7.250         2,601.66     20010801      179
  0099104168         879,000       20010801      20160701     180     7.000         7,900.71     20010801      179
  0099111387         305,000       20010801      20160701     180     6.625         2,677.88     20010901      179
  6000395357         348,800       20010801      20160701     180     6.750         3,086.57     20010801      179
  6011555155         304,000       20010801      20160701     180     7.250         2,775.11     20010801      179
  6022213448         550,000       20010801      20160701     180     6.750         4,867.01     20010801      179
  6025827079         532,000       20010901      20160801     180     7.250         4,856.44     20010901      180
  6032927649         992,000       20010801      20160701     180     7.000         8,916.38     20010801      179
  6038161557         435,400       20010801      20160701     180     6.875         3,883.14     20010801      179
  6050795951         408,000       20010901      20160801     180     6.750         3,610.44     20010901      180
  6053547698         431,250       20010901      20160801     180     7.250         3,936.73     20010901      180
  6056255315         495,627       20010801      20160701     180     6.250         4,249.62     20010801      179
  6056368308         343,000       20010801      20160701     180     7.000         3,082.99     20010801      179
  6070515942         568,000       20010801      20160701     180     6.875         5,065.74     20010901      179
  6077255963         490,000       20010801      20160701     180     6.875         4,370.09     20010801      179
  6092356093         450,000       20010801      20160701     180     6.625         3,950.98     20010801      179
  6092883294         420,000       20010901      20160801     180     7.000         3,775.08     20010901      180
  6106052472         340,000       20010901      20160801     180     6.875         3,032.31     20010901      180
  6106265629         430,000       20010801      20160701     180     7.125         3,895.08     20010801      179
  6118426474         900,000       20010901      20160801     180     7.000         8,089.46     20010901      180
  6119884614         500,000       20010801      20160701     180     7.000         4,494.15     20010801      179
  6124925287         300,000       20010801      20160701     180     6.875         2,675.57     20010801      179
  6127755319         366,205       20010801      20160701     180     6.375         3,164.93     20010801      179
  6130783985         490,000       20010801      20160701     180     7.000         4,404.26     20010801      179
  6165810257         320,000       20010801      20160701     180     7.375         2,943.76     20010901      179
  6171975284         308,150       20010901      20160801     180     7.000         2,769.74     20010901      180
  6174696150         326,400       20010901      20160801     180     7.250         2,979.59     20010901      180
  6179073793         395,000       20010801      20160701     180     6.875         3,522.83     20010801      179
  6181957033         401,054       20010801      20160701     180     6.750         3,548.97     20010801      179
  6182169505         375,000       20010801      20160701     180     6.875         3,344.46     20010801      179
  6183908281         475,000       20010801      20160701     180     6.500         4,137.77     20010801      179
  6190623063         340,000       20010801      20160701     180     6.875         3,032.31     20010801      179
  6195475972         446,000       20010801      20160701     180     6.750         3,946.70     20010801      179
  6206005461         370,000       20010801      20160701     180     6.875         3,299.87     20010901      179
  6207991685         432,000       20010801      20160701     180     7.250         3,943.57     20010801      179
  6210817638         295,000       20010801      20160701     180     6.875         2,630.98     20010801      179
  6215258150         420,000       20010801      20160701     180     6.750         3,716.62     20010801      179
  6218479167         650,000       20010801      20160701     180     6.875         5,797.06     20010801      179
  6225714168         366,737       20010801      20160701     180     6.750         3,245.30     20010801      179
  6239778555         325,000       20010801      20160701     180     7.000         2,921.20     20010801      179
  6244010564         340,000       20010801      20160701     180     6.375         2,938.46     20010801      179
  6245597288         450,000       20010801      20160701     180     6.875         4,013.35     20010801      179
  6249775807         365,000       20010801      20160701     180     6.875         3,255.27     20010801      179
  6251203961         941,000       20010801      20110701     120     6.875        10,865.29     20010801      119
  6259284047         356,000       20010801      20160701     180     6.500         3,101.15     20010801      179
  6261280454         325,000       20010901      20160801     180     7.000         2,921.20     20010901      180
  6270896175         486,440       20010801      20160701     180     7.000         4,372.27     20010801      179
  6272492635         780,000       20010801      20160701     180     6.875         6,956.47     20010901      179
  6290280046         576,000       20010801      20160701     180     6.875         5,137.09     20010801      179
  6302447054         341,250       20010801      20160701     180     7.125         3,091.15     20010801      179
  6310744906         342,400       20010801      20160701     180     6.875         3,053.71     20010801      179
  6319875669         350,000       20010901      20160801     180     6.750         3,097.19     20010901      180
  6326565063         359,625       20010801      20160701     180     6.500         3,132.72     20010801      179
  6331802014         400,000       20010801      20160701     180     7.125         3,623.33     20010901      179
  6332616041         535,000       20010801      20160701     180     7.250         4,883.82     20010801      179
  6338030114         404,000       20010901      20160801     180     6.875         3,603.10     20010901      180
  6353938753         649,900       20010801      20160701     180     7.000         5,841.49     20010801      179
  6354209113         420,000       20010801      20160701     180     7.125         3,804.50     20010801      179
  6372736063         418,000       20010801      20160701     180     7.250         3,815.77     20010801      179
  6375119317         431,900       20010801      20160701     180     6.875         3,851.92     20010901      179
  6376082688         441,000       20010801      20160701     180     6.625         3,871.96     20010801      179
  6385801847         380,000       20010901      20160801     180     7.125         3,442.16     20010901      180
  6388298843         316,000       20010801      20160701     180     6.875         2,818.26     20010901      179
  6389598159         500,000       20010801      20160701     180     7.000         4,494.15     20010801      179
  6398597770         650,000       20010801      20160701     180     6.875         5,797.06     20010801      179
  6405868271         298,210       20010801      20160701     180     7.000         2,680.40     20010801      179
  6416337514         518,000       20010801      20160701     180     6.875         4,619.81     20010801      179
  6427138091         560,000       20010801      20160701     180     7.125         5,072.66     20010801      179
  6445418897         620,000       20010801      20160701     180     6.875         5,529.50     20010801      179
  6445424218         686,600       20010801      20160701     180     6.750         6,075.79     20010901      179
  6447151975         345,000       20010801      20160701     180     7.000         3,100.96     20010801      179
  6450490583         354,500       20010801      20160701     180     7.000         3,186.35     20010801      179
  6458323703         300,000       20010801      20160701     180     6.875         2,675.57     20010801      179
  6461621184         300,000       20010801      20160701     180     7.000         2,696.49     20010801      179
  6466748677         952,835       20010901      20160801     180     7.000         8,564.36     20010901      180
  6467727415         327,000       20010801      20160701     180     7.000         2,939.17     20010801      179
  6470749570         460,000       20010801      20160701     180     6.750         4,070.59     20010801      179
  6488560423         425,000       20010801      20160701     180     6.875         3,790.39     20010801      179
  6497417425         430,000       20010801      20160701     180     7.125         3,895.08     20010801      179
  6507118252         360,000       20010801      20160701     180     6.875         3,210.68     20010801      179
  6519244955         395,500       20010801      20160701     180     7.125         3,582.57     20010801      179
  6523554506         349,598       20010801      20160701     180     6.875         3,117.91     20010901      179
  6529338474         392,000       20010901      20160801     180     6.750         3,468.85     20010901      180
  6532037873         344,000       20010901      20160801     180     7.625         3,213.41     20010901      180
  6532684013         680,000       20010801      20160701     180     7.000         6,112.04     20010801      179
  6541791403         490,000       20010801      20160701     180     7.250         4,473.03     20010801      179
  6542499022         350,000       20010801      20160701     180     7.250         3,195.03     20010901      179
  6542946683         500,000       20010801      20160701     180     6.875         4,459.28     20010901      179
  6548441812         397,000       20010801      20160701     180     7.125         3,596.15     20010801      179
  6553037810         369,200       20010801      20160701     180     7.000         3,318.48     20010801      179
  6554074754         457,583       20010801      20160701     180     6.875         4,080.98     20010801      179
  6558854425         325,000       20010901      20160801     180     7.000         2,921.20     20010901      180
  6561933786         600,000       20010801      20160701     180     7.000         5,392.97     20010901      179
  6566637564         380,000       20010801      20160701     180     7.250         3,468.88     20010801      179
  6573248769         380,000       20010801      20110701     120     6.750         4,363.32     20010801      119
  6576810300         296,088       20010801      20160701     180     7.000         2,661.33     20010801      179
  6577752816         370,000       20010901      20160801     180     6.750         3,274.17     20010901      180
  6578654342         400,000       20010801      20160701     180     6.875         3,567.42     20010801      179
  6594062157         405,000       20010801      20160701     180     6.625         3,555.88     20010801      179
  6597749065         385,000       20010801      20160701     180     6.875         3,433.64     20010801      179
  6599970529         426,000       20010801      20160701     180     7.250         3,888.80     20010901      179
  6604382322         395,000       20010801      20160701     180     7.000         3,550.38     20010801      179
  6607897169         361,000       20010801      20160701     180     6.750         3,194.53     20010801      179
  6624003585         321,000       20010901      20160801     180     6.875         2,862.86     20010901      180
  6626179813         840,000       20010801      20160701     180     6.875         7,491.58     20010801      179
  6632436850         380,000       20010801      20160701     180     6.625         3,336.38     20010801      179
  6646055811         400,000       20010901      20160801     180     7.000         3,595.32     20010901      180
  6648029749         630,000       20010801      20160701     180     7.125         5,706.74     20010901      179
  6650198366         350,000       20010801      20160701     180     7.125         3,170.41     20010801      179
  6651731520         432,000       20010801      20160701     180     6.875         3,852.82     20010801      179
  6652032746         885,000       20010801      20160701     180     7.125         8,016.61     20010801      179
  6674292781         480,000       20010801      20160701     180     6.875         4,280.91     20010801      179
  6676237644         410,000       20010801      20160701     180     7.125         3,713.91     20010801      179
  6676676338         329,000       20010801      20160701     180     7.500         3,049.88     20010801      179
  6680371264         473,000       20010901      20160801     180     7.000         4,251.46     20010901      180
  6680493043         318,250       20010901      20160801     180     6.750         2,816.23     20010901      180
  6684751420         429,800       20010801      20160701     180     6.875         3,833.19     20010801      179
  6693607753         624,000       20010801      20160701     180     7.000         5,608.69     20010801      179
  6696591707         457,600       20010801      20160701     180     7.375         4,209.57     20010901      179
  6703111424         500,000       20010801      20160701     180     7.000         4,494.15     20010801      179
  6704293064         299,000       20010801      20160701     180     7.000         2,687.50     20010901      179
  6708809147         725,000       20010801      20160701     180     6.875         6,465.95     20010801      179
  6711098555         384,000       20010801      20160701     180     6.875         3,424.73     20010801      179
  6721748298         450,000       20010801      20160701     180     6.875         4,013.35     20010801      179
  6727840404         650,000       20010901      20160801     180     6.750         5,751.92     20010901      180
  6733080631         380,000       20010801      20160701     180     6.875         3,389.05     20010801      179
  6737856747         465,000       20010801      20160701     180     6.875         4,147.13     20010801      179
  6740716177         325,000       20010801      20160701     180     7.250         2,966.81     20010801      179
  6741339367         309,000       20010801      20160701     180     7.000         2,777.38     20010801      179
  6746127601         512,500       20010801      20160701     180     6.875         4,570.76     20010801      179
  6753002085         319,200       20010801      20160701     180     6.500         2,780.58     20010901      179
  6757806754         588,000       20010801      20160701     180     6.875         5,244.11     20010801      179
  6768279959         322,910       20010801      20160701     180     6.500         2,812.90     20010801      179
  6777862605         363,200       20010901      20160801     180     7.000         3,264.55     20010901      180
  6788673322         471,000       20010801      20150701     168     6.875         4,373.40     20010801      167
  6790668039         391,920       20010801      20160701     180     7.000         3,522.69     20010801      179
  6803075321         448,500       20010801      20160701     180     6.875         3,999.97     20010801      179
  6805879803         350,000       20010901      20160801     180     6.750         3,097.19     20010901      180
  6809364828         350,000       20010801      20160701     180     7.500         3,244.55     20010801      179
  6822003221         331,000       20010801      20160701     180     6.875         2,952.04     20010801      179
  6824314485         460,000       20010801      20160701     180     7.000         4,134.62     20010801      179
  6840076845         400,000       20010801      20160701     180     7.000         3,595.32     20010801      179
  6848323769         522,500       20010801      20160701     180     6.875         4,659.94     20010801      179
  6871950165         367,500       20010801      20160701     180     7.000         3,303.20     20010801      179
  6872803637         369,200       20010801      20160701     180     6.875         3,292.73     20010801      179
  6876058840         300,000       20010801      20160701     180     6.875         2,675.57     20010901      179
  6881090390         470,000       20010801      20160701     180     6.875         4,191.72     20010801      179
  6898086472         360,000       20010901      20160801     180     6.875         3,210.68     20010901      180
  6904163497         616,000       20010901      20160801     180     6.875         5,493.83     20010901      180
  6921766777         384,000       20010801      20160701     180     7.000         3,451.51     20010801      179
  6927188091         440,000       20010801      20160701     180     6.875         3,924.16     20010801      179
  6943737962         390,000       20010801      20160701     180     7.000         3,505.44     20010801      179
  6953748123         360,000       20010801      20160701     180     6.750         3,185.68     20010801      179
  6967092849         371,500       20010901      20160801     180     6.875         3,313.24     20010901      180
  6969716320         500,000       20010801      20160701     180     7.000         4,494.15     20010801      179
  6982902964         333,000       20010801      20160701     180     6.875         2,969.88     20010801      179
  6984782307         480,700       20010801      20160701     180     6.875         4,287.15     20010801      179
  6986184734         589,000       20010901      20160801     180     7.000         5,294.10     20010901      180
  6987859797         375,000       20010801      20160701     180     6.875         3,344.46     20010801      179
  6992214574         335,000       20010801      20160701     180     6.875         2,987.72     20010801      179





BANK OF AMERICA MORTGAGE
BOAMS 2001-9
GROUP II (15YR)
MORTGAGE SCHEDULE

(continued)


     LOAN              SCHEDULED                        APPRAISAL
    NUMBER                PB             FICO             VALUE
    ------            ----------        -----           ----------
  0029217148          480,673.48          719              925,000
  0029604220          329,469.36          683              415,000
  0029613064          447,182.92           0             1,150,000
  0029625167          344,756.18          744              475,000
  0029625183          570,175.67          683              750,000
  0029653722          550,258.47          626              840,000
  0029658028          445,134.13          786              590,000
  0029659547          584,238.54          695              735,000
  0029659604          297,584.10          744              539,000
  0029671583          418,689.26          771              540,000
  0029676590          397,495.93          787              645,000
  0029676632          264,796.05          791              320,000
  0029676996          368,807.08          785            1,375,000
  0029681723          453,778.48          756              605,000
  0029692266          405,390.00          742              510,000
  0029692944          996,810.63          741            4,000,000
  0029692993          323,219.03          712              454,000
  0029693488          397,357.34          706              890,000
  0029701026          743,845.77          731            1,700,000
  0029701141          347,736.77          773              750,000
  0029701174          309,860.73          791              455,000
  0029702206          498,405.31          766              750,000
  0029702461          361,854.75          716            1,175,000
  0029702537          476,023.20          652              685,000
  0029702560          456,108.63          721              585,000
  0029702636          298,039.14          761              400,000
  0029704418          448,625.96          729              625,000
  0029707270          337,129.50          765              425,000
  0029707296          393,767.27          789              625,000
  0029713856          370,000.00          718              640,000
  0029718566          438,496.99          809              550,000
  0029722980          391,258.23          655              525,000
  0029725405          309,000.53          760              445,000
  0029726544          388,782.88          782              625,000
  0029730926          328,992.37          705              635,000
  0029731734          996,845.04          683            2,300,000
  0029734134          635,878.12          771            1,100,000
  0029736204          354,465.86          793              515,000
  0029740859          400,000.00          775            1,160,000
  0029744125          422,662.30          771              557,000
  0029753183          282,000.00          691              415,000
  0029753811          381,110.23          793              720,000
  0029753860          376,459.56          767              476,000
  0029759024          475,000.00          770              600,000
  0029763810          719,676.31          772            1,200,000
  0029768546          792,905.02          766            1,245,000
  0029768553          713,505.21          736            1,030,000
  0029768645          448,182.98          683              590,000
  0029768660          409,659.93          789              915,000
  0029768728          355,046.69          723              625,000
  0029768744          306,612.40          716              430,000
  0029769130          316,920.62          773              401,000
  0029770617          397,495.95          699              500,000
  0029770633          546,519.42          703              900,000
  0029770666          298,099.18          751              432,000
  0029770716          298,598.35          643              435,000
  0029771144          596,120.20          712              865,000
  0029771342          511,140.24          681              700,000
  0029771987          495,345.34          774              790,000
  0029772118          369,069.30          758              485,000
  0029772126          657,415.57          766              895,000
  0029772167          376,366.72          747              475,000
  0029772217          337,695.76          761              800,000
  0029772274          371,677.15          782              629,000
  0029772464          393,229.16          769              911,000
  0029772498          615,219.43          785              849,500
  0029773884          382,260.49          752              496,000
  0029773892          372,915.65          659              547,500
  0029774239          567,569.39          776            1,250,000
  0029774916          443,757.11          669              660,000
  0029777042          360,181.07          701              610,000
  0029777083          322,943.29          772              460,000
  0029777091          357,646.96          677              480,000
  0029777125          297,113.08          761              400,000
  0029777174          496,751.80          792            1,000,000
  0029777489          321,905.93          741              435,000
  0029777752          356,805.97          649              630,000
  0029778693          343,857.36          633              551,000
  0029778768          645,796.87          753              825,000
  0029778792          479,144.61          752              645,000
  0029778826          404,772.16          748              515,000
  0029779154          596,412.39          780              750,000
  0029779212          347,808.95          741              945,000
  0029779477          629,383.15          706            1,355,000
  0029779485          383,750.00          772              498,000
  0029779493          444,171.23          708              700,000
  0029779626          495,136.59          625              708,000
  0029779766          459,387.72          756              860,000
  0029779774          339,443.44          647              650,000
  0029779790          316,094.14          712              399,000
  0029779832          635,905.90          665            1,350,000
  0029779873          329,876.18          695              450,000
  0029780327          351,583.79          778              505,000
  0029780350          346,267.47          770              441,000
  0099031585          493,702.14          681              675,000
  0099039364          372,522.50          777              585,000
  0099044273          294,059.13          725              394,000
  0099044927          331,591.85          687              445,000
  0099048712          348,754.64          713              415,000
  0099050502          617,524.25          703            1,075,000
  0099053399          360,000.00          796              650,000
  0099054918          308,016.92          768              565,000
  0099055147          343,899.66          698            1,000,000
  0099056145          307,903.22          767              765,000
  0099056186          442,000.00          782              950,000
  0099056764          502,763.11          736              835,000
  0099057275          548,264.77          683              800,000
  0099057374          357,697.06          718              500,000
  0099057655          540,520.02          770              775,000
  0099057663          465,706.74          782              585,500
  0099057671          357,697.06          750              540,000
  0099058950          496,766.83          762              715,500
  0099060055          363,835.88          772              530,000
  0099060113          357,570.25          794              632,000
  0099060121          295,245.46          802              975,000
  0099060394          337,942.04          714              485,000
  0099060584          300,000.00          681              650,000
  0099060592          546,519.42          778              850,000
  0099060899          484,831.80          661              608,000
  0099063141          292,380.40          711              370,000
  0099066136          476,432.62          692              850,000
  0099066391          373,790.97          783              730,000
  0099066607          295,096.20          721              370,000
  0099067050          287,809.03          735              550,000
  0099067308          373,692.85          786              827,000
  0099067423          448,564.79          797              730,000
  0099067829          339,208.07          690              540,000
  0099072498          347,886.91          763              500,000
  0099089971          284,120.22          772              383,000
  0099104168          876,226.79          705            1,300,000
  0099111387          305,000.00          752              710,000
  6000395357          347,675.43          687              436,000
  6011555155          303,061.56          745              380,000
  6022213448          548,226.74          753              760,000
  6025827079          532,000.00          728              675,000
  6032927649          988,870.29          661            1,570,000
  6038161557          434,011.34          680              760,000
  6050795951          408,000.00          667              510,000
  6053547698          431,250.00          716              575,000
  6056255315          493,958.77          796              880,000
  6056368308          341,917.84          657              620,000
  6070515942          568,000.00          720              860,000
  6077255963          488,437.20          753            1,450,000
  6092356093          448,533.40          774              785,000
  6092883294          420,000.00          708              630,000
  6106052472          340,000.00          690              505,000
  6106265629          428,658.05          730              620,000
  6118426474          900,000.00          694            1,450,000
  6119884614          498,422.52          782              975,000
  6124925287          299,043.18          724              550,000
  6127755319          364,985.53          744              647,000
  6130783985          488,454.07          780              950,000
  6165810257          320,000.00          766              430,000
  6171975284          308,150.00          785              365,000
  6174696150          326,400.00          763              413,000
  6179073793          393,740.19          789              700,000
  6181957033          399,760.96          621              550,000
  6182169505          373,803.98          774              745,000
  6183908281          473,435.15          741              680,000
  6190623063          338,915.61          744              570,000
  6195475972          444,562.05          778              623,000
  6206005461          370,000.00          704              602,000
  6207991685          430,666.43          779              540,000
  6210817638          294,059.12          813            1,050,000
  6215258150          418,645.88          725              530,000
  6218479167          647,926.90          725              825,000
  6225714168          365,555.49          779              850,000
  6239778555          323,974.63          756              560,000
  6244010564          338,867.79          787              520,000
  6245597288          448,564.78          734              725,000
  6249775807          363,835.88          749              646,000
  6251203961          935,525.86          776            1,500,000
  6259284047          354,827.18          791              447,000
  6261280454          325,000.00          751            1,650,000
  6270896175          482,176.36          681              610,000
  6272492635          780,000.00          738            1,400,000
  6290280046          574,162.91          794              675,000
  6302447054          340,185.02          727              455,000
  6310744906          341,307.96          711              430,000
  6319875669          350,000.00          703              457,000
  6326565063          358,440.25          789              825,000
  6331802014          400,000.00          724              685,000
  6332616041          533,348.47          707            1,030,000
  6338030114          404,000.00          785              505,000
  6353938753          647,849.59          718            1,000,000
  6354209113          418,689.25          731              775,000
  6372736063          416,709.65          813              582,000
  6375119317          431,900.00          769              540,000
  6376082688          439,562.73          784            1,700,000
  6385801847          380,000.00          782              710,000
  6388298843          316,000.00          681              565,000
  6389598159          498,422.52          740              840,000
  6398597770          647,926.90          799            2,800,000
  6405868271          297,269.16          680              504,000
  6416337514          516,347.90          635              730,000
  6427138091          558,252.34          789              850,000
  6445418897          618,022.58          706            1,050,000
  6445424218          686,600.00          646            1,300,000
  6447151975          343,911.54          723              475,000
  6450490583          353,381.57          680              626,000
  6458323703          299,043.18          653              400,000
  6461621184          299,053.51          768              385,000
  6466748677          952,835.00          752           10,000,000
  6467727415          325,968.33          729              450,000
  6470749570          458,516.91          611              715,000
  6488560423          423,644.51          758              880,000
  6497417425          428,658.05          747              850,000
  6507118252          358,851.82          677              655,000
  6519244955          394,265.71          758            3,500,000
  6523554506          349,598.00          702              455,000
  6529338474          392,000.00          747              490,000
  6532037873          344,000.00          682              430,000
  6532684013          677,854.63          724            1,000,000
  6541791403          488,487.39          766              700,000
  6542499022          348,919.55          693              585,000
  6542946683          498,405.30          789              735,000
  6548441812          395,761.04          773              550,000
  6553037810          368,035.19          794              470,000
  6554074754          456,123.59          760            1,150,000
  6558854425          325,000.00          737            1,100,000
  6561933786          600,000.00          767              775,000
  6566637564          378,826.95          689              740,000
  6573248769          377,774.18          768              580,000
  6576810300          295,153.85          677              378,000
  6577752816          370,000.00          765            1,000,000
  6578654342          398,724.25          672              600,000
  6594062157          403,680.06          726              530,000
  6597749065          383,772.09          720              585,000
  6599970529          424,684.95          750              600,000
  6604382322          393,753.79          751              915,000
  6607897169          359,836.10          783              490,000
  6624003585          321,000.00          741              405,000
  6626179813          837,320.92          766            1,240,000
  6632436850          378,761.54          696              700,000
  6646055811          400,000.00          794              718,000
  6648029749          630,000.00          670            1,050,000
  6650198366          348,907.72          732              550,000
  6651731520          430,622.18          661              570,000
  6652032746          882,238.08          714            1,200,000
  6674292781          478,469.09          786              770,000
  6676237644          408,720.47          744              800,000
  6676676338          328,006.37          761              472,000
  6680371264          473,000.00          742              775,000
  6680493043          318,250.00          799              368,000
  6684751420          428,429.21          695              614,000
  6693607753          622,031.31          742              855,000
  6696591707          456,202.76          633              625,000
  6703111424          498,422.52          756              627,000
  6704293064          298,056.67          687              440,000
  6708809147          722,687.70          765            1,575,000
  6711098555          382,775.27          701              490,000
  6721748298          448,564.78          685              880,000
  6727840404          650,000.00          691              885,000
  6733080631          378,788.03          663              605,000
  6737856747          463,516.93          766              650,000
  6740716177          323,996.73          717              430,000
  6741339367          308,025.12          746              397,000
  6746127601          510,865.44          633              760,000
  6753002085          319,200.00          770              430,000
  6757806754          586,124.64          766              735,000
  6768279959          321,846.20          752              530,000
  6777862605          363,200.00          674              465,500
  6788673322          469,325.04          750              730,000
  6790668039          390,683.51          720              500,000
  6803075321          447,069.56          656              570,000
  6805879803          350,000.00          725              975,000
  6809364828          348,942.95          774              610,000
  6822003221          329,944.31          792              790,000
  6824314485          458,548.71          648              720,000
  6840076845          398,738.01          781              900,000
  6848323769          520,833.55          673              975,000
  6871950165          366,340.55          682              492,000
  6872803637          368,022.48          669              800,000
  6876058840          300,000.00          765              425,000
  6881090390          468,500.99          714            1,250,000
  6898086472          360,000.00          765              450,000
  6904163497          616,000.00          766              944,500
  6921766777          382,788.49          774              800,000
  6927188091          438,596.67          774            1,000,000
  6943737962          388,769.56          735            1,100,000
  6953748123          358,839.32          683              455,000
  6967092849          371,500.00          768              638,000
  6969716320          498,422.52          773            1,000,000
  6982902964          331,937.93          774              800,000
  6984782307          479,166.86          731              763,000
  6986184734          589,000.00          802            1,568,000
  6987859797          373,803.98          762              760,000
  6992214574          333,931.55          771              679,000



Loan Count:                                      288
Scheduled PB:                        $125,562,007.66
Interest Rate W/A:                             6.941
Unpaid PB W/A:                            435,979.19
Remaining Term W/A:                              178

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York

      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1. Mortgage Paid in Full

____  2. Foreclosure

____  3. Substitution

____  4. Other Liquidation

____  5. Nonliquidation                         Reason: ___________________

                                        By:_____________________________________
                                           (authorized signer of Bank of America
                                           Mortgage Securities, Inc.)


                                        Issuer:_________________________________
                                        Address:________________________________
                                        Date:___________________________________

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                           Date

Documents returned to Custodian:


___________________________________ ________________
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                                        [_______________],

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-9, Class ___, having an initial aggregate Certificate Balance as of August 23, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-9, Class ___, having an initial aggregate Certificate Balance as of August 23, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.


----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____    ____     Will the Transferee be purchasing the Transferred
            Yes     No       Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____    ____     Will the Transferee be purchasing the Transferred
            Yes     No       Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        IF AN ADVISER:

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                        Date:___________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-9, Class ___, having an initial aggregate Certificate Principal Balance as of August 23, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-9, Class ___, having an initial aggregate Certificate Principal Balance as of August 23, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [___________________] (the "Transferor") to [_____________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated August 23, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-9

STATE OF                         )
                                 )  ss:
COUNTY OF                        )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R or Class 1-A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated August 23, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is _________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        Print Name of Transferee

                                        By:_____________________________________
                                           Name:
                                           Title:

      Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____







                                        ________________________________________
                                                    NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

            Bank of America, N.A.
            201 North Tryon Street
            Charlotte, North Carolina  28255
            Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

            _______________________



      (c) in the case of the Purchaser:

            _______________________



      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        Bank of America, N.A.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        Loss Mitigation Advisor

                                        ________________________________________

                                        By:_____________________________________
                                        Name:
                                        Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                        Purchaser

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                    MARYLAND

                                    FLORIDA

                                    EXHIBIT M

                    PAC GROUP SCHEDULE AND TAC GROUP SCHEDULE

PAYMENT DATE                                  PAC GROUP           TAC GROUP
------------                                  ---------           ---------

Initial Balance ........................     $163,855,000.00     $141,304,000.00
September 25, 2001 .....................      163,855,000.00      140,594,993.61
October 25, 2001 .......................      163,855,000.00      139,698,775.47
November 25, 2001 ......................      163,855,000.00      138,615,605.30
December 25, 2001 ......................      163,855,000.00      137,345,914.08
January 25, 2002 .......................      163,855,000.00      135,890,370.86
February 25, 2002 ......................      163,855,000.00      134,249,883.35
March 25, 2002 .........................      162,773,057.78      133,507,540.21
April 25, 2002 .........................      161,598,770.32      132,675,129.29
May 25, 2002 ...........................      160,332,651.35      131,753,759.17
June 25, 2002 ..........................      158,975,274.22      130,744,714.87
July 25, 2002 ..........................      157,527,271.62      129,649,456.26
August 25, 2002 ........................      155,989,335.11      128,469,616.05
September 25, 2002 .....................      154,362,214.67      127,206,997.35
October 25, 2002 .......................      152,646,718.17      125,863,570.73
November 25, 2002 ......................      150,843,710.74      124,441,470.91
December 25, 2002 ......................      148,954,114.13      122,942,992.99
January 25, 2003 .......................      146,978,905.96      121,370,588.21
February 25, 2003 ......................      144,919,118.95      119,726,859.36
March 25, 2003 .........................      142,775,840.03      118,014,555.73
April 25, 2003 .........................      140,550,209.47      116,236,567.68
May 25, 2003 ...........................      138,243,419.88      114,395,920.82
June 25, 2003 ..........................      135,856,715.22      112,495,769.81
July 25, 2003 ..........................      133,391,389.65      110,539,391.82
August 25, 2003 ........................      130,848,786.43      108,530,179.60
September 25, 2003 .....................      128,230,296.75      106,471,634.31
October 25, 2003 .......................      125,537,358.40      104,367,357.95
November 25, 2003 ......................      122,771,454.55      102,221,045.58
December 25, 2003 ......................      119,934,112.36      100,036,477.21
January 25, 2004 .......................      117,026,901.60       97,817,509.50
February 25, 2004 ......................      114,138,857.93       95,651,037.19
March 25, 2004 .........................      111,269,858.21       93,536,201.93
April 25, 2004 .........................      108,419,780.08       91,472,157.94
May 25, 2004 ...........................      105,588,502.00       89,458,071.78
June 25, 2004 ..........................      102,775,903.20       87,493,122.25
July 25, 2004 ..........................       99,981,863.73       85,576,500.14
August 25, 2004 ........................       97,206,264.39       83,707,408.11
September 25, 2004 .....................       94,448,986.78       81,885,060.54
October 25, 2004 .......................       91,709,913.27       80,108,683.30
November 25, 2004 ......................       88,988,926.99       78,377,513.65
December 25, 2004 ......................       86,285,911.83       76,690,800.06
January 25, 2005 .......................       83,600,752.47       75,047,802.03
February 25, 2005 ......................       80,933,334.30       73,447,789.99
March 25, 2005 .........................       78,283,543.49       71,890,045.09
April 25, 2005 .........................       75,651,266.95       70,373,859.08
May 25, 2005 ...........................       73,036,392.31       68,898,534.16
June 25, 2005 ..........................       70,438,807.96       67,463,382.81
July 25, 2005 ..........................       67,858,403.00       66,067,727.69
August 25, 2005 ........................       65,295,067.27       64,710,901.45
September 25, 2005 .....................       62,748,691.32       63,392,246.62
October 25, 2005 .......................       60,219,166.42       62,111,115.46
November 25, 2005 ......................       57,706,384.55       60,866,869.82
December 25, 2005 ......................       55,210,238.40       59,658,881.02
January 25, 2006 .......................       52,730,621.36       58,486,529.69
February 25, 2006 ......................       50,267,427.52       57,349,205.67
March 25, 2006 .........................       47,820,551.66       56,246,307.87
April 25, 2006 .........................       45,389,889.25       55,177,244.12
May 25, 2006 ...........................       42,975,336.44       54,141,431.07
June 25, 2006 ..........................       40,576,790.06       53,138,294.07
July 25, 2006 ..........................       38,194,147.64       52,167,267.02
August 25, 2006 ........................       35,827,307.35       51,227,792.28
September 25, 2006 .....................       33,606,019.57       50,441,932.68
October 25, 2006 .......................       31,400,093.47       49,685,664.06
November 25, 2006 ......................       29,209,429.63       48,958,456.74
December 25, 2006 ......................       27,033,929.29       48,259,788.98
January 25, 2007 .......................       24,873,494.36       47,589,146.86
February 25, 2007 ......................       22,728,027.38       46,946,024.25
March 25, 2007 .........................       20,597,431.52       46,329,922.61
April 25, 2007 .........................       18,481,610.61       45,740,350.91
May 25, 2007 ...........................       16,380,469.10       45,176,825.57
June 25, 2007 ..........................       14,293,912.08       44,638,870.29
July 25, 2007 ..........................       12,221,845.24       44,126,015.96
August 25, 2007 ........................       10,164,174.92       43,637,800.60
September 25, 2007 .....................        8,163,284.62       43,211,374.27
October 25, 2007 .......................        6,176,400.60       42,808,071.75
November 25, 2007 ......................        4,203,431.56       42,427,456.76
December 25, 2007 ......................        2,244,286.80       42,069,099.71
January 25, 2008 .......................          298,876.19       41,732,577.58
February 25, 2008 ......................                0.00       39,784,584.07
March 25, 2008 .........................                0.00       37,572,278.33
April 25, 2008 .........................                0.00       35,394,044.37
May 25, 2008 ...........................                0.00       33,249,396.80
June 25, 2008 ..........................                0.00       31,137,856.93
July 25, 2008 ..........................                0.00       29,058,952.68
August 25, 2008 ........................                0.00       27,012,218.50
September 25, 2008 .....................                0.00       25,146,965.87
October 25, 2008 .......................                0.00       23,310,780.58
November 25, 2008 ......................                0.00       21,503,238.33
December 25, 2008 ......................                0.00       19,723,920.80
January 25, 2009 .......................                0.00       17,972,415.53
February 25, 2009 ......................                0.00       16,248,315.89
March 25, 2009 .........................                0.00       14,551,220.94
April 25, 2009 .........................                0.00       12,880,735.42
May 25, 2009 ...........................                0.00       11,236,469.60
June 25, 2009 ..........................                0.00        9,618,039.27
July 25, 2009 ..........................                0.00        8,025,065.62
August 25, 2009 ........................                0.00        6,457,175.15
September 25, 2009 .....................                0.00        5,049,179.74
October 25, 2009 .......................                0.00        3,662,752.34
November 25, 2009 ......................                0.00        2,297,575.44
December 25, 2009 ......................                0.00          953,336.09
January 25, 2010 .......................                0.00                0.00